                                 P O L A R I S








                              S U N A M E R I C A

                            S E R I E S   T R U S T


                                 -------------


                                 ANNUAL REPORT

                               NOVEMBER 30, 1997

---------------------

              DEAR INVESTOR:

                We are pleased to present our annual report for the SunAmerica
              Series Trust, one of the underlying trusts for the Polaris and PolarisII Variable Annuities from Anchor National Life Insurance Company and the Polaris Variable Annuity from First SunAmerica Life Insurance Company.

                The following is a combined perspective on the U.S. and global economies for the one-year reporting period ended November 30, 1997, from eight of the nine investment managers who manage the Polaris portfolios (excluding Wellington Management Company, LLP, which manages the portfolios in the Anchor Series Trust, for which you will receive a separate and complete report in about one month). Also included is a 1998 outlook on the U.S. and global markets from the Polaris investment managers.

              THE YEAR IN REVIEW

              U.S. Economy

                Despite the uncertainty that the recent crisis in Asia has brought to the U.S. economy, the U.S. remains in a moderate growth, low inflationary environment. The consensus view of the Polaris investment managers is echoed by Federal Reserve Chairman Alan Greenspan, who recently commented on the state of the U.S. economy: "Growth appears to have remained robust and inflation low, and even falling, despite an ever-tightening labor market."

                SunAmerica Asset Management notes that real Gross Domestic
              Product (GDP) growth increased to 3.5% in the third quarter of 1997, in line with expectations and up from the 3.3% GDP growth in the second quarter. The increase in GDP growth reflects very strong consumer demand for domestic goods and services, an indication of continued strength in the U.S. economy despite a widening trade deficit and less inventory building. On the inflation front, the Consumer Price Index (CPI) has gone from 2.8% to 2.2%, indicating very mild inflation and the smallest growth in more than 30 years. SunAmerica Asset Management adds, "As we come to the end of the seventh year of this economic recovery, inflation appears under control. We are very cognizant of the fear of wage inflation, but the latest numbers suggest that wage inflation is still running below 3.5%, which is quite acceptable for this stage of an economic recovery."

              U.S. Stock Market

                On December 5, 1996, when Alan Greenspan startled the U.S.
              equity markets with his "irrational exuberance" speech, the Dow Jones Industrial Average ("the Dow") stood at 6440. Although the equity market had its ups and downs since then, the Dow ended November 30, 1997 near 8000 -- up over 20%. The broader Standard & Poor's Composite Index of 500 Stocks ("S&P 500") rose an impressive 28.59% for the year, marking an unprecedented third year of 20%-plus gains. Phoenix Investment Counsel attributes this market advance in 1997 to a powerful combination of strong corporate profit growth, falling interest rates, and a global flight to quality in the aftermath of collapsing Asian-Pacific markets.

                Despite the U.S. stock market's solid strength, there were periods of intense volatility. Putnam Investments notes that the first major event of 1997 to impact U.S. financial

     ---------------------------------------------------------------------------

---------------------

              markets was a 25-basis-point increase in interest rates by the Federal Reserve in March. In response, U.S. equities gave up almost 10% of their market value in just one month.

                "The dangers of market timing -- a strategy we studiously
              avoid -- were apparent during this second quarter," says Federated Investors. While conventional wisdom in early April was that the U.S. economy was too strong and that the Fed would be forced to raise interest rates again, what followed instead was a quick market recovery. The U.S. equity market rebounded for a robust spring, seemingly inspired by the notion among investors that the U.S. economy was slowing and that the Federal Reserve was unlikely to take further action. By the end of the second quarter, this renewed optimism led to a market increase from the low single digits to a 20% total year-to-date return as of June 30, 1997.

                In the second half of 1997, U.S. equities saw more change. In
              August, the U.S. stock market suffered its worst month in more than seven years, as it reacted to the growing financial crisis in Asia. The turmoil peaked in late October, when the Dow dropped approximately 7%, one of the largest single-day drops in history. While most U.S. stocks have since recouped their losses, the economic and market uncertainty created by the Asian turmoil have apparently led to several shifts in investor sentiment. According to Federated Investors, growth stocks (stocks with higher price-to-earnings ratios and higher growth rates) surpassed expectations in the second quarter of 1997, while value stocks (stocks with lower prices and good potential) regained investor confidence during the third quarter. Phoenix Investment Counsel echoes this sentiment, indicating that there was a resurgence in the price of large-capitalization defensive stocks in late 1997.

              U.S. Bond Market

                With declining inflation, a stronger U.S. dollar, and a quickly evaporating U.S. budget deficit, the U.S. bond market achieved strong results for the fiscal year ended November 30, 1997. The Lehman Brothers Aggregate Bond Index, which provides a representative measure of the overall fixed income market, was up a solid 7.58%. As interest rates fell, bonds with the longest maturities posted the highest returns, with 30-year Treasuries up 13%, according to Lehman Brothers. Federated Investors indicates that the bond market was affected by two distinct interest rate trends during the period. In the first six months, interest rates increased as the Federal Reserve took action to slow economic growth and prevent rising inflation. The latter half of 1997 saw a complete reversal, with rates falling in response to slower-than-expected economic activity. For the 12-month period, interest rates declined overall, pushing bond prices higher for the fiscal year.

                While the turmoil in Asia battered the U.S. equity market, the consensus among the Polaris portfolio managers was that the Asian crisis actually helped to strengthen sectors of the U.S. bond market. With increasing risks overseas, many investors turned to U.S. Treasuries in a "flight to quality." Federated Investors says, "U.S. Treasury securities became the most attractive investment class in the entire world as investors, at least temporarily, shunned the domestic and foreign stock markets, along with foreign bond markets." In addition, Goldman Sachs Asset Management points out that the Asian turmoil should reduce U.S. import prices, helping to tame inflationary pressures at the consumer level -- a trend that should also support U.S. bond prices.

                According to SunAmerica Asset Management, the positive inflation environment and the Asian market difficulties helped to push the yield on the 30-year U.S. Treasury Bond below 6.0%, its lowest rate in two years. While the data continues to show a rapidly

---------------------

---------------------

              expanding U.S. economy with an ever-tightening labor market, the Federal Reserve has been able to keep short-term rates steady at approximately 5.0%.

              Global Market

                In the international markets, the biggest news was, of course, the currency and stock market crises that began in Southeast Asia and quickly spread to other emerging markets in Latin America and Eastern Europe. According to Putnam Investments, the events in Asia left financial markets worldwide in the grip of substantial volatility. After the Thai government allowed the baht to float on July 2, the Southeast Asian currencies began crumbling, one after another, sending stock markets across the world reeling. In August, the U.S. stock market suffered its worst month in more than seven years, the German stock market endured a correction of 12%, and the sell-off began in the emerging stock markets. The turmoil peaked in the U.S. on October 27, 1997, when the Dow dropped more than 7% in a single day. The Japanese economy also fell sharply, a reflection of its substantial business and trade exposure to Asia. As Asian currencies plummeted, Japan's already weak financial system faced rising trade deficits and loan defaults. By year end, the only markets in the Asian-Pacific region that were still positive in local currency terms were India, Taiwan, and Australia. Malaysia, Thailand, Indonesia, South Korea, and the Philippines all experienced plunges of approximately 70% in U.S. dollars, while Japan dropped over 25%, according to the Dow Jones World Stock indices.

              OUTLOOK FOR 1998

              U.S. Stock and Bond Markets

                Although some managers are more optimistic than others, all of the Polaris investment managers expect a continuation of benign inflation, slow economic growth, and solid corporate earnings for 1998. SunAmerica Asset Management remains particularly bullish:
              "Nothing so far has happened to hurt the longer-term bull case for financial assets. In fact, the recent pullback triggered by the Asian crisis argues for an extension of the overall economic cycle, which is positive for both the U.S. stock and bond markets. In the near term, we believe that inflation will continue to remain in check (in the 2.0% range), corporate profits will stay positive (growth of about 5 - 6% in 1998 versus 8 - 9% in 1997), and liquidity will continue to push the market to new highs."

                Phoenix Investment Counsel is also optimistic about the U.S.
              stock market. "Looking ahead, our long-term outlook for the stock market remains positive. Although valuation levels have obviously risen for most of the market, the economy continues to grow at a moderate yet sustainable pace, inflation remains benign, and overall corporate earnings are still positive. Given these factors, we continue to emphasize a number of promising growth opportunities in the health care, energy, technology, and financial sectors."

                While still positive, Alliance Capital Management, Putnam
              Investments, and Federated Investors offer a more cautious outlook for U.S. equities. Alliance notes that the slowdown in Asia threatens an important source of profit growth for U.S. corporations. With valuations already near record levels, and signs of upward wage pressures appearing, Alliance contends that volatility may increase if investors become concerned about slowing global growth or escalating wages. "The market probably won't offer much more than a high single-digit return over the next year," concludes Alliance. Likewise, Putnam sees a rise in "event risk" due to the reverberations from the Far East situation. In addition,

                                                           ---------------------

---------------------

              Putnam cautions that the "aging of the strong stock market could result in a correction." With the potential volatility, 1998 will be viewed as a "stockpicker's year," says Federated -- a year when research-driven active management should offer greater investor value than market timing.

                In regard to U.S. bonds, the moderate growth, low inflationary environment should continue to support favorable returns. Both SunAmerica Asset Management and Goldman Sachs Asset Management believe that U.S. interest rates will be stable to falling over the near term. With the Asian turmoil and the strong U.S. dollar working to slow domestic economic growth, Goldman asserts, the Federal Reserve should refrain from raising interest rates at least until mid-1998.

                Finally, Davis Selected Advisers brings an interesting long-term perspective to its outlook. "Assuming a starting level of 8,000 for the Dow and compounding that figure at 7% annually, the Dow would be at 64,000 in three decades. This figure is so far ahead of where the market is today that we tend not to worry about the next 2,000 points on the Dow. The compelling, long-term growth potential of equities is why we intend to remain committed stockholders in 1998, investing in shares of strong companies when they are out of favor in the market."

              Global Market

                Looking ahead, Putnam Investments says, "Caution is the
              watchword. We expect international stock markets to remain extremely volatile for the next several months. We are taking advantage of the widespread declines to selectively identify undervalued stocks. We believe prices fell indiscriminately across the board in many of these markets and select stocks may now represent attractive values."

                Alliance Capital Management concurs that the increase in global equity market volatility should continue in 1998, as uncertainty about prospects for corporate earnings growth rise. Balanced against this uncertain earnings picture, however, is a benign outlook for interest rates and inflation in most parts of the world. With the exception of Asia, the supply and demand factor for equities looks attractive. On another positive note, Alliance believes that the Asian difficulties combined with an already competitive pricing environment for goods and services will keep global inflation at bay. Central banks in the U.S. and Europe should remain on hold concerning changes in interest rate policy. Alliance adds, "We expect little change in long-term interest rates and little change in foreign exchange rates, the exception being the Japanese yen, which we expect to weaken somewhat against the U.S. dollar."

                As Morgan Stanley Asset Management looks forward, it sees a pickup in European growth in 1998 and a broadening of the economic recovery from the export-led growth to more domestic-based demand. In Japan, the risks persist with financial sector instability, weak domestic demand, and the strong impact of the Asian crisis. With investor confidence shaken by the events in Asia, Morgan Stanley believes that the most important challenge for 1998 will be to look beyond the uncertainties created by Asia's financial woes and "recapture the relatively sound fundamentals that still underpin the real side of the world growth equation." From a longer-term perspective, all of the Polaris investment managers still agree that international investing continues to provide important diversification that can help enhance returns and reduce risk in a portfolio consisting of mostly domestic issues.

---------------------

---------------------

              IN CONCLUSION

                Although there were several bumps along the way, 1997 turned out to be an impressive year for most investors. Indeed, it was the unprecedented third year in a row that the S&P 500 Index posted gains of above 20%. While these record returns have created windfalls for many investors, the recent market volatility and the divergence in performance among domestic and international stocks -- or even large-cap and small-cap stocks -- reminds us that the market can be equally unforgiving on the downside. Fortunately, there are many strategies to help you manage investment risk. Several of the most important are diversification and active professional management. Regardless of market conditions, the Polaris money managers can help you diversify your investments among various investment categories or asset classes -- a technique which reduces the negative impact that any one asset class can have on your overall portfolio. Our money managers are also committed to helping you achieve your long-term goals by constantly monitoring the ever-changing global markets and conducting the research necessary to uncover promising investment opportunities all around the world.

                As we enter 1998, we encourage you to meet with your investment representative to review your portfolio and to make sure your investment allocations in Polaris continue to meet your financial needs and goals. In the meantime, we thank you for choosing Polaris as your retirement savings investment, and we look forward to reporting to you again at mid-year 1998.

              Sincerely,
              /s/ ELI BROAD
              Eli Broad
              Chairman and Chief Executive Officer
              Anchor National Life Insurance Company
              First SunAmerica Life Insurance Company

              January 14, 1998

              -----------------------------------------------

              Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks and bonds are subject to additional risks, including currency fluctuations, political and social instability, differing securities regulations and accounting standards, and limited public information. High-yield bonds tend to be subject to greater price swings than higher-rated bonds and, of course, payment of interest and principal is not assured. Investments in securities related to gold and other precious metals and minerals are considered speculative and are impacted by a host of worldwide economic, financial, and political factors. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities is not guaranteed by the U.S. government or any other entity.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CASH MANAGEMENT PORTFOLIO  INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                                                                              PRINCIPAL
                                        SHORT-TERM SECURITIES -- 91.0%                         AMOUNT          VALUE
                    ----------------------------------------------------------------------------------------------------
                    CERTIFICATES OF DEPOSIT -- 5.8%
                    Rabobank Nederland N. V. 6.07% due 3/26/98.............................  $ 4,000,000   $  4,000,098
                    Rabobank Nederland N. V. 6.20% due 4/09/98.............................    1,000,000      1,000,522
                    Sanwa Bank Ltd. 5.72% due 1/20/98......................................    4,000,000      4,000,149
                                                                                                           -------------
                    TOTAL CERTIFICATES OF DEPOSIT (cost $9,000,112)........................                   9,000,769
                                                                                                           -------------
                    COMMERCIAL PAPER -- 58.4%
                    Accor SA 5.61% due 1/21/98.............................................    5,000,000      4,960,263
                    Avnet, Inc. 5.70% due 2/13/98..........................................    3,000,000      2,964,911
                    Banco Credito Nacional 5.55% due 2/03/98...............................    2,000,000      1,979,804
                    Bavaria Global Corp. 5.60% due 1/15/98.................................    3,000,000      2,979,000
                    BTM Capital Corp. 5.65% due 1/26/98....................................    5,000,000      4,956,056
                    Certain Funding Corp. 5.66% due 2/12/98................................    5,000,000      4,941,295
                    Commed Fuel, Inc. 5.55% due 1/29/98....................................    5,000,000      4,953,538
                    Cooperative Association of Tractor Dealers 5.57% due 2/24/98...........    5,000,000      4,932,944
                    Cregem North America Inc. 5.55% due 1/06/98............................    4,000,000      3,977,800
                    Demir Funding Corp. 5.57% due 1/12/98..................................    3,000,000      2,980,505
                    First Data Corp. 5.55% due 2/18/98.....................................    5,000,000      4,937,678
                    Greenwich Asset Funding, Inc. 5.55% due 1/22/98........................    4,000,000      3,967,933
                    Guinness PLC 5.58% due 1/21/98.........................................    4,000,000      3,968,380
                    Merrill Lynch & Co., Inc. 5.58% due 1/08/98............................    4,000,000      3,976,440
                    Minmetals Capital & Securities, Inc. 5.59% due 12/08/97................    3,000,000      2,996,739
                    Morgan (J.P.) & Co., Inc. 5.57% due 1/30/98............................    5,000,000      4,952,750
                    Morgan Stanley Group, Inc. 5.58% due 1/08/98...........................    4,000,000      3,976,440
                    National City Corp. 5.58% due 1/26/98..................................    3,000,000      2,973,960
                    Prospectus Repeat Offering Securitization Entity (ROSE), Inc. 5.65% due
                      2/06/98..............................................................    5,000,000      4,947,051
                    Safeco Corp. 5.62% due 1/15/98.........................................    4,000,000      3,971,900
                    Transport Adora De Gas 5.62% due 1/22/98...............................    4,000,000      3,967,529
                    Tribune Co. 5.60% due 2/13/98..........................................    3,000,000      2,964,665
                    Working Capital Management Co., L.P. 5.70% due 1/23/98.................    4,000,000      3,966,433
                                                                                                           -------------
                    TOTAL COMMERCIAL PAPER (cost $91,201,451)..............................                  91,194,014
                                                                                                           -------------
                    CORPORATE SHORT-TERM NOTES -- 19.2%
                    American General Finance Corp. 7.25% due 3/01/98.......................    2,000,000      2,006,960
                    Barnett Banks, Inc. 5.84% due 12/29/97(1)..............................    3,000,000      3,006,270
                    Bear Stearns Co., Inc. 5.72% due 1/06/98(1)............................    2,500,000      2,500,000
                    Bear Stearns Co., Inc. 5.73% due 2/10/98(1)............................    3,000,000      3,000,000
                    First Interstate Bancorp 11.00% due 3/05/98............................    2,630,000      2,663,243
                    General Motors Acceptance Corp. 5.88% due 2/06/98(1)...................    4,000,000      4,004,800
                    Lehman Brothers Holdings, Inc. 5.99% due 12/02/97(1)...................    2,000,000      2,002,400
                    Nationsbank Corp. 6.63% due 1/15/98....................................    2,705,000      2,707,259
                    Norwest Corp. 5.75% due 3/15/98........................................    2,000,000      1,999,700
                    Sigma Finance Corp. 6.28% due 4/24/98..................................    4,000,000      4,003,693
                    USL Capital Corp. 5.86% due 1/06/98(1).................................    2,000,000      2,002,080
                                                                                                           -------------
                    TOTAL CORPORATE SHORT-TERM NOTES (cost $29,893,381)....................                  29,896,405
                                                                                                           -------------
                    MUNICIPAL BONDS -- 7.6%
                    Illinois Student Assistance Commission 5.63% 12/03/97(1)...............    4,000,000      4,000,000
                    Illinois Student Assistance Corp. 5.63% 12/03/97(1)....................    3,000,000      3,000,000

---------------------

                                                                                             PRINCIPAL
                                      SHORT-TERM SECURITIES (continued)                       AMOUNT          VALUE
                    ---------------------------------------------------------------------------------------------------
                    MUNICIPAL BONDS (continued)
                    New Hampshire State Industrial Development Authority, Revenue 5.83% due
                      3/11/98..............................................................  $ 3,000,000   $  3,000,000
                    Texas State General Obligation 5.63% 12/03/97(1).......................    1,875,000      1,875,000
                                                                                                           -------------
                    TOTAL MUNICIPAL BONDS (cost $11,875,000)...............................                  11,875,000
                                                                                                           -------------
                    TOTAL SHORT-TERM SECURITIES (cost $141,969,944)........................                 141,966,188
                                                                                                           -------------
                                         REPURCHASE AGREEMENT -- 8.5%
                    ----------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 8.5%
                    Joint Repurchase Agreement Account (Note 3) (cost $13,341,000).........   13,341,000     13,341,000
                                                                                                           -------------
                    TOTAL INVESTMENTS -- (cost $155,310,944)                           99.5%                155,307,188
                    Other assets less liabilities --                                    0.5                     812,266
                                                                                     ------                -------------
                    NET ASSETS --                                                     100.0%               $156,119,454
                                                                                     ======                =============

              -----------------------------

              (1) Variable rate security; maturity date reflects next reset date; rate as of November 30, 1997.

              See Notes to Financial Statements

                                                           ---------------------

---------------------

   SUNAMERICA SERIES TRUST
   GLOBAL BOND PORTFOLIO               INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                                                                              PRINCIPAL
                                                                                               AMOUNT
                                                                                           (DENOMINATED IN
                                       FOREIGN BONDS & NOTES -- 65.3%                      LOCAL CURRENCY)      VALUE
                    -----------------------------------------------------------------------------------------------------
                    AUSTRALIAN DOLLAR -- 0.8%
                    Commonwealth of Australia 10.00% 2006................................         800,000    $   680,638
                                                                                                             -----------
                    FRENCH FRANC -- 3.0%
                    Government of France 4.75% 2002......................................      16,000,000      2,695,712
                                                                                                             -----------
                    GERMAN MARK -- 13.9%
                    Republic of Germany 6.00% 2007.......................................      12,700,000      7,473,808
                    Republic of Germany 6.25% 2024.......................................       5,500,000      3,208,307
                    Republic of Germany 6.50% 2005.......................................       1,200,000        727,417
                    Republic of Germany 8.00% 2002.......................................       1,500,000        953,757
                                                                                                             -----------
                                                                                                              12,363,289
                                                                                                             -----------
                    ITALIAN LIRA -- 10.6%
                    Republic of Italy 6.75% 2007.........................................   4,700,000,000      2,894,991
                    Republic of Italy 9.50% 2001.........................................  10,000,000,000      6,520,757
                                                                                                             -----------
                                                                                                               9,415,748
                                                                                                             -----------
                    JAPANESE YEN -- 7.9%
                    Asian Development Bank 5.00% 2003....................................     221,000,000      2,041,165
                    Asian Development Bank 5.63% 2002....................................     320,000,000      2,971,205
                    European Investment Bank 2.13% 2007..................................      60,000,000        472,568
                    Republic of Italy 5.13% 2003.........................................     170,000,000      1,590,108
                                                                                                             -----------
                                                                                                               7,075,046
                                                                                                             -----------
                    NETHERLANDS GUILDER -- 3.4%
                    Dutch Government 8.25% 2007..........................................       5,000,000      3,019,172
                                                                                                             -----------
                    NEW ZEALAND DOLLAR -- 4.7%
                    Federal National Mortgage Association 7.00% 2000.....................       2,200,000      1,352,138
                    International Bank of Reconstruction & Development 7.00% 2000........       2,500,000      1,526,951
                    New Zealand Government 8.00% 2001....................................       2,000,000      1,273,192
                                                                                                             -----------
                                                                                                               4,152,281
                                                                                                             -----------
                    POUND STERLING -- 6.5%
                    United Kingdom Treasury 8.50% 2007...................................       3,000,000      5,749,122
                                                                                                             -----------
                    SPANISH PESETA -- 3.2%
                    Government of Spain 10.30% 2002......................................     360,000,000      2,894,172
                                                                                                             -----------
                    SWEDISH KRONA -- 4.4%
                    Kingdom of Sweden 6.00% 2005.........................................      10,000,000      1,280,800
                    Kingdom of Sweden 6.50% 2006.........................................      20,000,000      2,643,373
                                                                                                             -----------
                                                                                                               3,924,173
                                                                                                             -----------

---------------------

                                                                                              PRINCIPAL
                                                                                               AMOUNT
                                                                                           (DENOMINATED IN
                                      FOREIGN BONDS & NOTES (continued)                    LOCAL CURRENCY)      VALUE
                    -----------------------------------------------------------------------------------------------------
                    UNITED STATES DOLLAR -- 6.9%
                    Bayerische Landesbank Girozentrale 6.63% 2007........................  $    3,000,000    $ 3,062,568
                    International Bank of Reconstruction & Development 6.63% 2006........       3,000,000      3,103,236
                                                                                                             -----------
                                                                                                               6,165,804
                                                                                                             -----------
                    TOTAL FOREIGN BONDS & NOTES (cost $58,272,076).......................                     58,135,157
                                                                                                             -----------
                    U.S. GOVERNMENT -- 24.7%
                    -----------------------------------------------------------------------------------------------------

                    U.S. GOVERNMENT -- 24.7%
                    United States Treasury Notes 6.50% 2005..............................       1,500,000      1,554,135
                    United States Treasury Notes 6.50% 2006..............................       6,400,000      6,654,976
                    United States Treasury Notes 7.00% 2006..............................      11,300,000     12,119,250
                    United States Treasury Notes 7.88% 2004..............................       1,500,000      1,668,045
                                                                                                             -----------
                                                                                                              21,996,406
                                                                                                             -----------
                    TOTAL U.S. GOVERNMENT (cost $21,435,889).............................                     21,996,406
                                                                                                             -----------
                    TOTAL INVESTMENT SECURITIES (cost $79,707,965).......................                     80,131,563
                                                                                                             -----------
                    SHORT-TERM SECURITIES -- 3.4%
                    -----------------------------------------------------------------------------------------------------
                    TIME DEPOSIT -- 3.4%
                    Cayman Island Time Deposit with State Street Bank & Trust Co. 5.63%
                      due 12/01/97.......................................................       3,047,000      3,047,000
                                                                                                             -----------
                    TOTAL SHORT-TERM SECURITIES (cost $3,047,000)........................                      3,047,000
                                                                                                             -----------
                    TOTAL INVESTMENTS --
                      (cost $82,754,965)                           93.4%                                      83,178,563
                    Other assets less liabilities --                6.6                                        5,863,960
                                                                  -----                                      -----------
                    NET ASSETS --                                 100.0%                                     $89,042,523
                                                                  =====                                      ===========

                                      OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                    ----------------------------------------------------------------------------
                          CONTRACT                  IN             DELIVERY     GROSS UNREALIZED
                         TO DELIVER            EXCHANGE FOR          DATE         APPRECIATION

                    ----------------------------------------------------------------------------
                    *AUD       9,434,250     USD     7,000,591      12/18/97      $    554,480
                    *AUD       1,374,648     USD       953,428      12/18/97            14,177
                    *DEM       4,306,461     USD     2,497,947      01/08/98            49,758
                    *FIM       9,593,829     DEM     3,196,345      01/09/98            12,456
                    *JPY     299,313,340     DEM     4,414,000      01/22/98           144,745
                     DEM       8,328,011     USD     4,858,816      02/23/98           112,802
                     DEM         189,071     USD       110,065      02/23/98             1,974
                     FRF      40,466,000     USD     7,027,787      02/24/98           136,913
                     GBP       7,310,932     USD    12,417,618      01/26/98           104,428
                    *USD       1,145,937     GBP       687,000      01/26/98            11,120
                    *USD       6,406,177     GBP     3,840,461      01/26/98            61,990
                     ITL   1,696,135,000     USD       994,567      02/13/98            13,127
                     ITL  14,759,821,130     USD     8,765,989      02/13/98           225,464
                     JPY   1,039,421,163     USD     8,677,136      01/22/98           458,682
                     JPY     124,698,113     USD       990,985      01/22/98             5,027
                     NLG       6,174,021     USD     3,148,605      01/14/98            32,306
                     NZD       9,670,059     USD     6,014,777      12/19/97            52,862
                    *SEK      20,327,889     USD     2,689,408      12/12/97            55,189
                    *SEK       2,761,000     USD       364,214      12/12/97             6,426
                                                                                   -----------
                                                                                     2,053,926
                                                                                   -----------
                    See Notes to Financial Statements

                                                           ---------------------

                                OPEN FORWARD FOREIGN CURRENCY CONTRACTS (continued)
                    ----------------------------------------------------------------------------
                          CONTRACT                  IN             DELIVERY     GROSS UNREALIZED
                         TO DELIVER            EXCHANGE FOR          DATE         DEPRECIATION
                    ----------------------------------------------------------------------------
                    *USD       3,391,756     AUD     4,664,516      12/18/97      $   (204,645)
                    *USD       3,594,157     AUD     5,115,000      12/18/97           (99,247)
                     CHF       6,128,000     DEM     7,483,209      02/27/98           (75,559)
                     DEM       7,631,620     CHF     6,128,000      02/27/98            (9,035)
                     DEM       7,387,924     SEK    31,641,000      12/12/97           (92,827)
                     IEP       1,452,000     DEM     3,701,584      01/08/98           (50,266)
                     IEP       1,252,520     DEM     3,182,278      01/08/98           (49,484)
                     IEP         195,480     DEM       496,891      01/08/98            (7,590)
                    *DEM       3,874,023     JPY   277,996,000      01/22/98            (6,076)
                     DEM       5,951,784     USD     3,387,273      02/23/98            (4,569)
                     ESP     430,336,620     USD     2,820,215      12/11/97           (66,764)
                    *USD       1,826,005     FIM     9,593,829      01/08/98           (21,260)
                    *GBP       1,534,000     USD     2,547,844      01/26/98           (35,943)
                    *USD         164,768     JPY    20,150,825      01/22/98            (5,438)
                    *USD       2,000,687     JPY   249,435,611      01/22/98           (28,459)
                    *SEK       6,518,665     USD       840,034      12/12/97            (4,697)
                                                                                    ----------
                                                                                      (761,859)
                                                                                    ----------
                             Net Unrealized Appreciation....................      $  1,292,067
                                                                                    ==========

              -----------------------------

              * Represents open forward foreign currency contracts and
                offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

         AUD   --  Australian Dollar
         CHF   --  Swiss Franc
         DEM   --  Deutsche Mark
         ESP   --  Spanish Peseta
         FIM   --  Finnish Marke
         FRF   --  French Franc
         GBP   --  Pound Sterling
         ITL   --  Italian Lira
         IEP   --  Irish Pound
         JPY   --  Japanese Yen
         SEK   --  Swedish Krona
         NLG   --  Netherlands Guilder
         NZD   --  New Zealand Dollar
         USD   --  United States Dollar

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CORPORATE BOND PORTFOLIO           INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                                                                              PRINCIPAL
                                             BONDS & NOTES -- 95.0%                             AMOUNT        VALUE
                    ---------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 6.5%
                    Apparel & Textiles -- 1.8%
                    Collins & Aikman Corp. 11.50% 2006......................................  $  100,000   $   113,000
                    Dyersburg Corp. 9.75% 2007*.............................................     100,000       103,500
                    GFSI Inc. 9.63% 2007*...................................................     100,000       102,250
                    Pillowtex Corp. 10.00% 2006.............................................     125,000       131,875
                    Reliance Industries Ltd. 8.25% 2027*....................................     500,000       517,450
                    Westpoint Stevens, Inc. 9.38% 2005......................................     150,000       156,750

                    Automotive -- 0.3%
                    Aftermarket Technology Corp. 12.00% 2004................................      75,000        82,313
                    Exide Corp. 10.00% 2005.................................................      50,000        52,250
                    Lear Corp. 9.50% 2006...................................................      50,000        54,500

                    Housing -- 0.2%
                    Falcon Building Products, Inc. zero coupon 2007(1)......................     100,000        65,500
                    Syratech Corp. 11.00% 2007..............................................      50,000        46,750

                    Retail -- 4.2%
                    Brylane Capital Corp. 10.00% 2003.......................................     250,000       265,000
                    Harcourt General, Inc. 7.20% 2027.......................................     750,000       749,865
                    Jitney Jungle Stores of America, Inc. 10.38% 2007*......................      50,000        51,750
                    Leslie's Poolmart, Inc. 10.38% 2004*....................................      50,000        51,625
                    Penney (J.C.) Co., Inc. 7.65% 2016......................................     500,000       537,315
                    ShopKo Stores, Inc. 9.25% 2022..........................................     750,000       887,962
                    Stater Brothers Holdings, Inc. 9.00% 2004*..............................     100,000       104,000
                                                                                                           -------------
                                                                                                             4,073,655
                                                                                                           -------------
                    CONSUMER STAPLES -- 2.9%

                    Food, Beverage & Tobacco -- 1.9%
                    Ameriserve Food Distribution, Inc. 10.13% 2007*.........................     100,000       104,000
                    Aurora Foods Inc. 9.88% 2007............................................      50,000        52,125
                    Carr Gottstein Foods Co. 12.00% 2005....................................     100,000       110,500
                    Di Giorgio Corp. 10.00% 2007............................................     100,000        99,000
                    International Home Foods, Inc. 10.38% 2006..............................     100,000       106,000
                    Philip Morris Cos, Inc. 7.75% 2027......................................     500,000       531,325
                    Ralphs Grocery Co. 10.45% 2004..........................................     150,000       168,938

                    Household Products -- 1.0%
                    NBTY, Inc. 8.63% 2007*..................................................     100,000        97,250
                    Playtex Family Products Corp. 9.00% 2003................................     100,000       101,000
                    Polymer Group, Inc. 9.00% 2007..........................................     150,000       148,125
                    Renaissance Cosmetics 11.75% 2004*......................................      50,000        45,500
                    Revlon Consumer Products Corp. 10.50% 2003..............................     100,000       105,500
                    Simmons Co. 10.75% 2006.................................................     100,000       105,250
                                                                                                           -------------
                                                                                                             1,774,513
                                                                                                           -------------
                    EDUCATION -- 0.9%

                    University -- 0.9%
                    Boston University 7.63% 2097............................................     500,000       540,675
                                                                                                           -------------

                                                           ---------------------

                                                                                              PRINCIPAL
                                           BONDS & NOTES (continued)                            AMOUNT        VALUE
                    ---------------------------------------------------------------------------------------------------
                    ENERGY -- 6.4%

                    Energy Services -- 2.2%
                    Coastal Corp. 9.75% 2003................................................  $  250,000   $   286,893
                    Dailey International, Inc. 9.75% 2007*..................................     100,000       104,500
                    Enersis SA 7.40% 2016...................................................     600,000       596,058
                    Pride Petroleum Services, Inc. 9.38% 2007...............................     100,000       107,000
                    Tosco Corp. 7.00% 2000..................................................     250,000       253,835
                    Energy Sources -- 4.2%
                    Abraxas Petroleum Corp. 11.50% 2004.....................................      75,000        81,000
                    Anker Coal Group, Inc. 9.75% 2007*......................................     100,000       100,750
                    Clark Oil & Refining Corp. 10.50% 2001..................................     750,000       781,875
                    Di Industries, Inc. 8.88% 2007..........................................      50,000        51,500
                    Forcenergy, Inc. 9.50% 2006.............................................      50,000        52,625
                    Husky Oil Ltd. 7.13% 2006...............................................     500,000       502,135
                    Petsec Energy, Inc. 9.50% 2007*.........................................      50,000        51,688
                    Sun Co., Inc. 9.00% 2024................................................     750,000       889,147
                    United Meridian Corp. 10.38% 2005.......................................      75,000        81,937
                    XCL Ltd. 13.50% 2004(1)(2)..............................................      50,000        60,000
                                                                                                           -------------
                                                                                                             4,000,943
                                                                                                           -------------
                    FINANCE -- 23.9%
                    Banks -- 6.1%
                    ABN Amro Holdings NV 7.30% 2026.........................................     500,000       503,580
                    African Development Bank 6.88% 2015.....................................     500,000       511,980
                    Continental Bank NA 12.50% 2001(1)......................................     300,000       353,535
                    First Nationwide Holdings, Inc. 10.63% 2003.............................     200,000       224,500
                    Firstbank Puerto Rico 7.63% 2005........................................     750,000       769,575
                    National Bank of Canada 8.13% 2004......................................     750,000       807,653
                    Security Pacific Corp. 11.50% 2000......................................     275,000       312,451
                    Signet Banking Corp. 9.63% 1999.........................................     300,000       313,800

                    Financial Services -- 14.2%
                    Allmerica Financial Corp. 7.63% 2025....................................     500,000       523,590
                    American General Corp. 9.63% 2018.......................................     500,000       525,180
                    Arvin Capital I 9.50% 2027..............................................     500,000       548,780
                    Case Equipment Loan Trust 7.30% 2002....................................      82,742        83,263
                    Chevy Chase Auto Receivables 5.80% 2002.................................      66,858        66,649
                    CNA Financial Corp. 7.25% 2023..........................................     500,000       493,620
                    ContiFinancial Corp. 8.38% 2003.........................................     100,000       103,750
                    Continental Corp. 8.25% 1999............................................     100,000       102,465
                    Continental Global Group, Inc. 11.00% 2007..............................     150,000       161,250
                    Delphi Funding L L C 9.31% 2027.........................................     800,000       888,104
                    Ford Capital BV 9.38% 2001..............................................     600,000       654,864
                    Ford Capital BV 9.50% 2001..............................................     200,000       219,674
                    General Motors Acceptance Corp. 5.63% 2001..............................     300,000       293,751
                    Green Tree Financial Corp. 10.25% 2002..................................     450,000       510,741
                    Green Tree Financial Corp. 6.50% 2002...................................     300,000       300,315
                    Hutchinson Whampoa Finance Ltd. 7.50% 2027*.............................     500,000       472,355
                    Lehman Brothers, Inc. 7.38% 2007........................................     575,000       591,664
                    Navistar Financial 6.55% 2001...........................................      77,353        77,643
                    Outsourcing Solutions, Inc. 11.00% 2006*................................      50,000        55,500
                    Premier Auto Trust 4.90% 1998...........................................      12,301        12,266
                    Premier Auto Trust 7.90% 1999...........................................       5,933         5,933
                    Reinsurance Group America, Inc. 7.25% 2006*.............................     500,000       517,955
                    Resolution Funding Corp. zero coupon 2021...............................     640,000       150,982

---------------------

                                                                                              PRINCIPAL
                                           BONDS & NOTES (continued)                            AMOUNT        VALUE
                    ---------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Financial Services (continued)
                    Salomon, Inc. 7.20% 2004................................................  $  525,000   $   540,435
                    Susa Partnership LP 8.20% 2017..........................................     250,000       271,478
                    Swedish Export Credit Corp. 9.88% 2038..................................     500,000       524,760
                    Tanger Properties Ltd. 8.75% 2001.......................................      85,000        87,444
                    Trizec Finance Corp., Ltd. 10.88% 2005..................................      67,000        75,207

                    Insurance -- 3.6%
                    Conseco Inc. 10.50% 2004................................................     750,000       894,135
                    Life Re Capital Trust I 8.72% 2027*.....................................     500,000       536,290
                    USF&G Capital II 8.47% 2027.............................................     500,000       526,875
                    USF&G Capital III 8.31% 2046*...........................................     250,000       266,750
                                                                                                           -------------
                                                                                                            14,880,742
                                                                                                           -------------
                    HEALTHCARE -- 0.9%

                    Health Services -- 0.7%
                    Genesis Health Ventures, Inc. 9.25% 2006................................  50,000....        50,625
                    Genesis Health Ventures, Inc. 9.75% 2005................................      50,000        51,625
                    Tenet Healthcare Corp. 8.00% 2005.......................................     250,000       252,500
                    Tenet Healthcare Corp. 10.13% 2005......................................     100,000       108,500

                    Medical Products & Services -- 0.2%
                    Dade International, Inc. 11.13% 2006*...................................     100,000       111,750
                                                                                                           -------------
                                                                                                               575,000
                                                                                                           -------------
                    INDUSTRIAL & COMMERCIAL -- 7.9%
                    Business Services -- 3.0%
                    Allied Waste Industries, Inc. zero coupon 2007*.........................      50,000        34,375
                    Allied Waste North America, Inc. 10.25% 2006*...........................     100,000       109,000
                    Coinmach Corp. 11.75% 2005*.............................................      50,000        55,125
                    Glenoit Corp. 11.00% 2007*..............................................      50,000        53,625
                    Knoll, Inc. 10.88% 2006.................................................      65,000        72,150
                    National Equipment Services, Inc. 10.00% 2004*..........................      50,000        49,188
                    Roller Bearing Co. America, Inc. 9.63% 2007*............................      50,000        50,625
                    Statia Terminals International 11.75% 2003..............................      50,000        53,250
                    Tokheim Corp. 11.50% 2006...............................................      50,000        57,000
                    United Stationers Supply Co. 12.75% 2005................................      33,000        36,713
                    USA Waste Service, Inc. 7.13% 2007......................................     750,000       767,820
                    Waste Management, Inc. 8.75% 2018.......................................     500,000       537,980

                    Electrical Equipment -- 0.1%
                    Amphenol Corp. 9.88% 2007...............................................      50,000        52,625

                    Machinery -- 0.5%
                    Alvey Systems, Inc. 11.38% 2003.........................................     100,000       106,000
                    CLARK Material Handling Co. 10.75% 2006.................................     100,000       105,500
                    Neenah Corp. 11.13% 2007*...............................................      50,000        54,124
                    Werner Holdings Co., Inc. 10.00% 2007*..................................      50,000        50,875

                    Multi-Industry -- 1.1%
                    EnviroSource, Inc. 9.75% 2003...........................................      50,000        50,500
                    Four M Corp. 12.00% 2006................................................      50,000        53,250
                    News America Holdings, Inc. 10.13% 2012.................................     500,000       579,010

                    Transportation -- 3.2%
                    Allied Holdings, Inc. 8.63% 2007*.......................................      50,000        51,125
                    Ameritruck Distribution Corp. 12.25% 2005...............................     100,000       104,000
                    Chemical Leaman Corp. 10.38% 2005.......................................      50,000        51,875
                    Continental Airlines, Inc. 6.90% 2018(3)................................     500,000       503,750

                                                           ---------------------

                                                                                              PRINCIPAL
                                           BONDS & NOTES (continued)                            AMOUNT        VALUE
                    ---------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL (continued)
                    Transportation (continued)
                    Gearbulk Holdings Ltd. 11.25% 2004......................................  $  100,000   $   111,000
                    Johnstown America Industries, Inc. 11.75% 2005*.........................      50,000        54,125
                    Stena AB 8.75% 2007.....................................................      50,000        49,875
                    Stena AB 10.50% 2005....................................................     100,000       108,125
                    Transport Ocean Container Corp. 12.25% 2004.............................     850,000       993,437
                                                                                                           -------------
                                                                                                             4,956,047
                                                                                                           -------------
                    INFORMATION & ENTERTAINMENT -- 13.1%
                    Broadcasting & Media -- 11.4%
                    Acme Television LLC zero coupon 2004*(4)................................  75,000....        55,125
                    Affiliated Newspapers Investments, Inc. zero coupon 2006(1)(4)..........     100,000        91,500
                    Bell Cablemedia PLC zero coupon 2004(4).................................      75,000        69,675
                    Cablevision Systems Corp. 9.25% 2005....................................     150,000       157,500
                    Chancellor Media Corp. 8.75% 2007*......................................      50,000        51,000
                    Chancellor Media Corp. 9.38% 2004.......................................     100,000       104,250
                    Comcast Cable Communications 8.50% 2027*................................     500,000       569,370
                    Comcast Cellular Holdings, Inc. 9.50% 2007..............................      50,000        51,750
                    Comcast Corp. 9.38% 2005................................................     100,000       106,967
                    Comcast UK Cable Partners Ltd. zero coupon 2007(4)......................     175,000       139,563
                    Continental Cablevision, Inc. 9.50% 2013................................     750,000       863,107
                    Dialog Corp. 11.00% 2007*...............................................      75,000        75,938
                    Diamond Cable PLC zero coupon 2007*(4)..................................     100,000        65,500
                    Echostar Satellite Broadcasting Corp. zero coupon 2004(4)...............     150,000       123,750
                    Fox/Liberty Networks LLC zero coupon 2007*(4)...........................     200,000       125,500
                    Garden State Newspapers, Inc. 8.75% 2009*...............................      50,000        49,875
                    Heritage Media Corp. 8.75% 2006*........................................     100,000       106,375
                    Hollinger International Publishing, Inc. 9.25% 2007.....................      75,000        77,250
                    Katz Media Corp. 10.50% 2007............................................     100,000       110,250
                    Lenfest Communications, Inc. 8.38% 2005.................................     100,000       100,500
                    Millicom International Cellular zero coupon 2006(4).....................     100,000        73,000
                    Nextel Communications, Inc. zero coupon 2004(4).........................     125,000       107,812
                    Outdoor Systems, Inc. 8.88% 2007........................................     100,000       103,250
                    Paging Network, Inc. 10.00% 2008........................................     100,000       102,750
                    Paramount Communications, Inc. 8.25% 2022...............................     500,000       497,915
                    Rogers Cablesystems Ltd. 10.00% 2007....................................     100,000       109,000
                    Rogers Cablesystems Ltd. Class B 10.00% 2005............................      50,000        54,750
                    Sci Television, Inc. 11.00% 2005........................................     475,000       492,960
                    SFX Broadcasting, Inc. 10.75% 2006......................................      50,000        54,500
                    Sinclair Broadcast Group, Inc. 9.00% 2007*..............................      50,000        50,187
                    Sinclair Broadcast Group, Inc. 10.00% 2005..............................      50,000        52,750
                    Sullivan Braodcasting 10.25% 2005.......................................     100,000       106,750
                    Telesystem International Wireless, Inc. zero coupon 2007*(4)............     100,000        59,875
                    Telewest Communications PLC zero coupon 2007(4).........................     300,000       228,750
                    Teligent, Inc. 11.50% 2007..............................................      50,000        50,375
                    TKR Cable, Inc. 10.50% 2007.............................................     750,000       840,068
                    UIH Australia Pacific, Inc. zero coupon 2006(4).........................     100,000        65,000
                    Valassis Inserts, Inc. 9.38% 1999.......................................     750,000       769,912
                    Viacom, Inc. 8.00% 2006.................................................     200,000       198,548

                    Entertainment Products -- 0.1%
                    Cobblestone Golf Group, Inc. 11.50% 2003................................      50,000        53,750

                    Leisure & Tourism -- 1.6%
                    AMF Group, Inc., zero coupon 2006(4)....................................     122,000        92,720
                    Courtyard Marriott Ltd. 10.75% 2008.....................................      50,000        54,438
                    Livent, Inc. 9.38% 2004*................................................      50,000        49,625

---------------------

                                                                                              PRINCIPAL
                                           BONDS & NOTES (continued)                            AMOUNT        VALUE
                    ---------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT (continued)
                    Leisure & Tourism (continued)
                    Premier Parks, Inc. 12.00% 2003.........................................  $  100,000   $   110,875
                    Six Flags Theme Parks, Inc. zero coupon 2005(4).........................     125,000       132,812
                    Southwest Airlines Co. 7.38% 2027.......................................     500,000       522,460
                                                                                                           -------------
                                                                                                             8,129,577
                                                                                                           -------------
                    INFORMATION TECHNOLOGY -- 5.8%
                    Communication Equipment -- 0.1%
                    Elgin National Industries, Inc. 11.00% 2007*............................      75,000        76,500

                    Computers & Business Equipment -- 0.9%
                    Harris Corp. 10.38% 2018................................................     500,000       541,205

                    Electronics -- 1.7%
                    Advanced Micro Devices, Inc. 11.00% 2003................................      50,000        53,000
                    Decisionone Corp. 9.75% 2007*...........................................      50,000        52,250
                    Fairchild Semiconductor Corp. 10.13% 2007...............................     100,000       104,500
                    Figgie International, Inc. Delaware 9.88% 1999..........................     750,000       781,875
                    Viasystems Group, Inc. 9.75% 2007*......................................      50,000        51,625

                    Telecommunications -- 3.1%
                    American Communications Services, Inc. 13.75% 2007*.....................      50,000        57,375
                    Anixter, Inc. 8.00% 2003................................................     500,000       523,725
                    Brooks Fiber Properties, Inc. zero coupon 2006(4).......................     100,000        82,125
                    Brooks Fiber Properties, Inc. zero coupon 2006(4).......................     100,000        79,250
                    Call-Net Enterprises, Inc. zero coupon 2007(4)..........................     100,000        67,125
                    Charter Communications South East LP 11.25% 2006........................      50,000        55,500
                    Frontiervision Holdings LP zero coupon 2007*(4).........................     100,000        69,750
                    Hermes Europe Railtel BV 11.50% 2007*...................................      50,000        54,375
                    Highwaymaster Communciations 13.75% 2005*(1)............................      50,000        50,250
                    Intermedia Communications, Inc. zero coupon 2006(4).....................     100,000        77,500
                    Intermedia Communications, Inc. zero coupon 2007(4).....................      50,000        34,250
                    International CableTel, Inc. zero coupon 2006(4)........................     150,000       113,250
                    McLeod USA, Inc. zero coupon 2007(4)....................................     150,000       102,750
                    Metronet Communications Corp. 12.00% 2007(1)............................      50,000        56,875
                    PanAmSat Corp. 12.75% 2005..............................................     119,000       144,213
                    Qwest Communications International, Inc. 10.88% 2007*...................     100,000       112,500
                    RCN Corp. 11.13% 2007*(4)...............................................      50,000        28,938
                    Teleport Communications Group zero coupon 2007(4).......................     150,000       118,875
                    Vanguard Cellular Systems, Inc. 9.38% 2006..............................     100,000       103,000
                                                                                                           -------------
                                                                                                             3,592,581
                                                                                                           -------------
                    MATERIALS -- 9.8%

                    Chemicals -- 0.2%
                    Climachem, Inc. 10.75% 2007.............................................      50,000        50,250
                    ISP Holdings, Inc. 9.75% 2002...........................................      50,000        52,625

                    Forest Products -- 4.2%
                    Buckeye Cellulose Corp. 9.25% 2008......................................     125,000       131,875
                    Donohue Forest Products, Inc. 7.63% 2007................................     750,000       787,500
                    Pope & Talbot, Inc. 8.38% 2013..........................................     250,000       252,295
                    Repap Wisconsin, Inc. 9.25% 2002........................................     500,000       535,570
                    Repap Wisconsin, Inc. 9.88% 2006........................................     750,000       824,737
                    Stone Container Corp. 11.50% 2004.......................................      50,000        54,000

                    Metals & Minerals -- 5.4%
                    Acme Metals, Inc. 13.50% 2004(2)........................................      50,000        58,000
                    Barrick Gold Finance, Inc. 7.50% 2007...................................     750,000       785,513

                                                           ---------------------

                                                                                              PRINCIPAL
                                           BONDS & NOTES (continued)                            AMOUNT        VALUE
                    ---------------------------------------------------------------------------------------------------
                    MATERIALS (continued)
                    Metals & Minerals (continued)
                    Echo Bay Mines Ltd. 11.00% 2027.........................................  $   50,000   $    38,625
                    Euramax International PLC 11.25% 2006...................................      50,000        53,875
                    GS Technologies, Inc. 12.25% 2005.......................................     100,000       111,000
                    Inco Ltd. 9.60% 2022....................................................     750,000       858,593
                    MMI Products, Inc. 11.25% 2007*.........................................      50,000        53,875
                    Placer Dome, Inc. 8.50% 2045............................................     750,000       762,187
                    Ryderson Tull, Inc. 9.13% 2006..........................................     100,000       107,000
                    Southdown, Inc. 10.00% 2006.............................................     500,000       555,000
                                                                                                           -------------
                                                                                                             6,072,520
                                                                                                           -------------
                    MUNICIPAL BONDS -- 1.2%
                    Municipal Bonds -- 1.2%
                    Atlanta & Fulton County Georgia Recreation 7.00% 2028...................     500,000       495,615
                    McKeesport Pennsylvania 7.30% 2020......................................     250,000       254,253
                                                                                                           -------------
                                                                                                               749,868
                                                                                                           -------------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 2.9%
                    Foreign Government -- 2.9%
                    Province of Quebec 13.25% 2014..........................................     890,000     1,030,326
                    Republic of Columbia 7.25% 2003.........................................     250,000       243,445
                    Republic of South Africa 9.63% 1999.....................................     500,000       522,825
                                                                                                           -------------
                                                                                                             1,796,596
                                                                                                           -------------
                    REAL ESTATE -- 1.6%
                    Real Estate Companies -- 0.1%
                    AEI Holdings, Inc. 10.00% 2007*.........................................      50,000        50,750

                    Real Estate Investment Trusts -- 1.5%
                    Chelsea GCA Realty, Inc. 7.75% 2001.....................................     150,000       154,556
                    Price REIT, Inc. 7.50% 2006.............................................     750,000       784,170
                                                                                                           -------------
                                                                                                               989,476
                                                                                                           -------------
                    U.S. GOVERNMENT & AGENCIES -- 8.5%
                    U.S. Government & Agencies -- 8.5%
                    Federal National Mortgage Association 6.50% 2011........................   1,365,477     1,362,910
                    Federal National Mortgage Association 8.50% 2005........................     750,000       785,153
                    Government National Mortgage Association 8.00% 2026.....................   1,392,271     1,439,691
                    United States Treasury Bonds 6.00% 2026.................................   1,750,000     1,722,385
                                                                                                           -------------
                                                                                                             5,310,139
                                                                                                           -------------
                    UTILITIES -- 2.7%
                    Electric Utilities -- 2.7%
                    California Energy, Inc. 10.25% 2004(2)..................................     750,000       819,450
                    Israel Electric Corp. Ltd. 7.88% 2026*..................................     350,000       368,939
                    Tenaga Nasional Berhad 7.50% 2096*......................................     500,000       519,195
                                                                                                           -------------
                                                                                                             1,707,584
                                                                                                           -------------
                    TOTAL BONDS & NOTES (cost $57,362,410)..................................                59,149,916
                                                                                                           -------------

---------------------

                    COMMON STOCK -- 0.0%                                                          SHARES         VALUE
                    ---------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 0.0%
                    Broadcasting & Media -- 0.0%
                    Nextel Communications, Inc., Class A+ (cost $2,485).....................  $      154   $     3,889
                                                                                                           -------------
                    PREFERRED STOCK -- 1.9%
                    ---------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 0.9%
                    Broadcasting & Media -- 0.9%
                    American Radio Systems Corp. Series B 11.38%............................       1,053       124,219
                    Capstar Broadcasting Partners 12.00%....................................         500        56,875
                    Pegasus Communications Corp. 12.75%.....................................         105       117,094
                    Primedia, Inc. 9.25%*...................................................       1,250       125,937
                    SFX Broadcasting, Inc. 12.63%...........................................         500        59,250
                    Sinclair Capital 11.63%*................................................         500        55,375
                                                                                                           -------------
                                                                                                               538,750
                                                                                                           -------------
                    INFORMATION TECHNOLOGY -- 0.1%
                    Computers & Business Equipment -- 0.1%
                    Microsoft Corp. $2.1960.................................................       1,000        88,562
                    REAL ESTATE -- 0.9%
                    Real Estate Investment Trusts -- 0.9%
                    Crown American Realty Trust 11.00%......................................       1,000        52,875
                    Highwood Properties Inc. 8.63%..........................................         500       532,875
                                                                                                           -------------
                                                                                                               585,750
                                                                                                           -------------
                    TOTAL PREFERRED STOCK (cost $1,125,654).................................                 1,213,062
                                                                                                           -------------

                    WARRANTS -- 0.0%+

                    ---------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 0.0%
                    Broadcasting & Media -- 0.0%
                    Australis Holdings Property Ltd. 10/30/01...............................          50             0
                    Pegasus Communications Corp. 1/01/07....................................         100         1,700
                                                                                                           -------------
                                                                                                                 1,700
                                                                                                           -------------
                    INFORMATION TECHNOLOGY -- 0.0%
                    Telecommunications -- 0.0%
                    Highwaymaster Communications, Inc. 1/01/49..............................          50            88
                                                                                                           -------------
                    TOTAL WARRANTS (cost $1,416)............................................                     1,788
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $58,491,965)..........................                60,368,655
                                                                                                           -------------

                                                           ---------------------

                                                                                               PRINCIPAL
                    SHORT-TERM SECURITIES -- 2.1%                                                 AMOUNT         VALUE
                    ---------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 0.6%
                    Arkla, Inc. 9.20% due 12/18/97..........................................  $   65,000        65,075
                    Time Warner, Inc. 7.45% due 2/1/98......................................     290,000       290,499
                                                                                                           -------------
                                                                                                               355,574
                                                                                                           -------------
                    TIME DEPOSIT -- 1.5%
                    Cayman Island Time Deposit with State Street Bank & Trust Co.
                      3.00% due 12/1/97.....................................................     932,000       932,000
                                                                                                           -------------
                    TOTAL SHORT-TERM SECURITIES (cost $1,286,580)...........................                 1,287,574
                                                                                                           -------------
                    TOTAL INVESTMENTS -- (cost $59,778,545)                  99.0%                          61,656,229
                    Other assets less liabilities --                          1.0                              615,389
                    ------                                                  -----                          ------------
                    NET ASSETS --                                           100.0%                         $62,271,618
                    ======                                                  =====                          ============

              -----------------------------

               *  Resale restricted to qualified institutional buyers
               +  Non-income producing securities
              (1) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants
              (2) Variable rate security; rate as of November 30, 1997
              (3) Fair valued security; see Note 2
              (4) Represents a zero coupon bond which will convert to an interest-bearing security at a later date

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    HIGH-YIELD BOND PORTFOLIO  INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                                                                             PRINCIPAL
                                            BONDS & NOTES -- 85.6%                            AMOUNT          VALUE
                    ---------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 7.8%
                    Apparel & Textiles -- 3.0%
                    Dominion Textile USA, Inc. 8.88% 2003.................................  $ 2,900,000   $  2,929,000
                    Dominion Textile USA, Inc. 9.25% 2006.................................    1,000,000      1,010,000
                    J Crew Operating Corp. 10.38% 2007*...................................    2,000,000      1,990,000

                    Housing -- 1.2%
                    Lifestyle Furnishings International Ltd. 10.88% 2006..................    2,000,000      2,230,000

                    Retail -- 3.6%
                    Commemorative Brands, Inc. 11.00% 2007................................    1,500,000      1,511,250
                    Electronic Retailing Systems International, Inc. zero coupon
                      2004(1).............................................................    1,500,000      1,035,000
                    Eye Care Centers of America, Inc. 12.00% 2003.........................    2,000,000      2,155,000
                    Jitney Jungle Stores of America, Inc. 12.00% 2006.....................    1,500,000      1,695,000
                    Jumbo Sports, Inc. 4.25% 2000.........................................    1,000,000        641,250
                                                                                                          ------------
                                                                                                            15,196,500
                                                                                                          ------------
                    CONSUMER STAPLES -- 4.5%
                    Food, Beverage & Tobacco -- 1.8%
                    Specialty Foods Acquisition Corp. Series B zero coupon 2005(1)........    1,500,000        628,125
                    Specialty Foods Corp. Series B 11.13% 2002............................    2,850,000      2,864,250

                    Household Products -- 2.7%
                    Drypers Corp. Series B 10.25% 2007....................................    1,000,000      1,010,000
                    French Fragrances, Inc. Series B 10.38% 2007..........................    2,250,000      2,362,500
                    Polymer Group Inc. Series B 9.00% 2007................................    2,000,000      1,975,000
                                                                                                          ------------
                                                                                                             8,839,875
                                                                                                          ------------
                    ENERGY -- 4.8%
                    Energy Services -- 0.3%
                    DeepTech International, Inc. 12.00% 2000..............................      500,000        531,250

                    Energy Sources -- 4.5%
                    Clark (R&M), Inc. 8.38% 2007*.........................................    2,250,000      2,250,000
                    ICO, Inc. Series B 10.38% 2007........................................    1,250,000      1,340,625
                    Southwest Royal Ties, Inc. 10.50% 2004*...............................    2,250,000      2,244,375
                    Statia Terms International Series B 11.75% 2003*......................    2,000,000      2,130,000
                    Transamerican Energy Corp. zero coupon 2002*(1).......................    1,000,000        815,000
                                                                                                          ------------
                                                                                                             9,311,250
                                                                                                          ------------
                    FINANCE -- 2.8%
                    Banks -- 0.7%
                    Western Financial Savings Bank 8.88% 2007.............................    1,500,000      1,436,250

                    Financial Services -- 2.1%
                    Crown Castle International Corp. 10.63% 2007*.........................      500,000        301,875
                    Dollar Financial Group, Inc. Series A 10.88% 2006.....................    2,000,000      2,140,000
                    Homeside, Inc. Series B 11.25% 2003...................................    1,299,000      1,545,810
                                                                                                          ------------
                                                                                                             5,423,935
                                                                                                          ------------
                    HEALTHCARE -- 4.9%
                    Health Services -- 4.9%
                    Abbey Healthcare Group, Inc. 9.50% 2002...............................    2,000,000      2,070,000
                    Integrated Health Services, Inc. 9.25% 2008*..........................    1,000,000        997,500

                                                           ---------------------

                                                                                             PRINCIPAL
                                          BONDS & NOTES (continued)                           AMOUNT          VALUE
                    ---------------------------------------------------------------------------------------------------
                    HEALTHCARE (continued)
                    Health Services (continued)
                    Signature Brands USA, Inc. 13.00% 2002................................  $ 1,995,000   $  2,204,475
                    Tenet Healthcare Corp. 10.13% 2005....................................    4,000,000      4,340,000
                                                                                                          ------------
                                                                                                             9,611,975
                                                                                                          ------------
                    INDUSTRIAL & COMMERCIAL -- 8.5%
                    Aerospace & Military Technology -- 2.1%
                    Interlake Corp. 12.13% 2002...........................................    2,000,000      2,090,000
                    L-3 Communications Corp. 10.38% 2007..................................    2,000,000      2,160,000

                    Business Services -- 1.6%
                    Huntsman Corp. 9.09% 1998*(5).........................................    1,500,000      1,571,250
                    W.R. Carpenter North America, Inc. 10.63% 2007*.......................    1,500,000      1,563,750

                    Multi-Industry -- 1.1%
                    Golden Ocean Group Ltd. 10.00% 2001(2)................................    2,500,000      2,150,000

                    Transportation -- 3.7%
                    Pegasus Shipping Hellas Ltd. 11.88% 2004*.............................    1,500,000      1,466,250
                    Stena AB 8.75% 2007...................................................    2,000,000      1,995,000
                    Stena AB 10.50% 2005..................................................    2,000,000      2,150,000
                    Travelcenters America, Inc. 10.25% 2007...............................    1,500,000      1,575,000
                                                                                                          ------------
                                                                                                            16,721,250
                                                                                                          ------------
                    INFORMATION & ENTERTAINMENT -- 17.2%
                    Broadcasting & Media -- 8.2%
                    Benedek Communications Corp. zero coupon 2006(1)......................    1,000,000        735,000
                    Busse Broadcasting Corp. 11.63% 2000..................................    1,000,000      1,068,750
                    Falcon Holding Group, L.P. Series B 11.00% 2003(4)....................    1,000,000      1,050,000
                    Fox Kids Worldwide, Inc. 9.25% 2007*..................................    2,000,000      1,905,000
                    Midcom Communications, Inc. 8.25% 2003(6).............................    1,000,000        160,000
                    Nextel Communications, Inc. zero coupon 2004(1).......................    2,500,000      2,156,250
                    Nextel Communications, Inc. 10.65% 2007*..............................    1,000,000        607,500
                    Peoples Choice TV Corp. zero coupon 2004(1)...........................    1,500,000        555,000
                    Peoples Choice TV Corp. zero coupon 2004(1)(2)........................    2,000,000        780,000
                    Radio One, Inc. Series B 7.00% 2004...................................    1,000,000        965,000
                    Source Media, Inc. 12.00% 2004*.......................................    1,500,000      1,481,250
                    Spanish Broadcasting Systems, Inc. 12.50% 2002........................    2,250,000      2,576,250
                    Young Broadcasting, Inc. Series B 8.75% 2007..........................    2,000,000      1,950,000

                    Cable -- 7.1%
                    Australis Holdings Property Ltd. zero coupon 2002(1)..................    1,750,000        822,483
                    Comcast UK Cable Partners Ltd. zero coupon 2007(1)....................    1,000,000        797,500
                    Diamond Cable Communications PLC zero coupon 2007(1)..................    2,000,000      1,310,000
                    Echostar DBS Corp. 12.50% 2002*.......................................    1,000,000      1,063,750
                    Echostar Satellite Broadcasting Corp. zero coupon 2004(1).............    4,250,000      3,506,250
                    International CableTel, Inc. 7.00% 2008...............................      500,000        490,000
                    UIH Australia Pacific, Inc. Series B zero coupon 2006(1)..............    1,000,000        650,000
                    United International Holdings, Inc. zero coupon 1999..................    5,250,000      4,252,500
                    Wavetek Corp. 10.13% 2007(3)..........................................    1,000,000      1,025,000

                    Gaming -- 0.8%
                    California Hotel Finance Corp. 11.00% 2002............................    1,500,000      1,561,875

                    Leisure & Tourism -- 1.1%
                    HMH Properties, Inc. Series B 9.50% 2005..............................    2,000,000      2,105,000
                                                                                                          ------------
                                                                                                            33,574,358
                                                                                                          ------------

---------------------

                                                                                             PRINCIPAL
                                          BONDS & NOTES (continued)                           AMOUNT          VALUE
                    ---------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY -- 23.8%
                    Cellular -- 8.3%
                    Cellular Communications International, Inc. zero coupon 2000..........  $ 3,000,000   $  2,355,000
                    Centennial Cellular Corp. 8.88% 2001..................................    2,000,000      2,030,000
                    Comcast Cellular Holdings, Inc. Series B 9.50% 2007...................    1,500,000      1,552,500
                    Globalstar L.P. 10.75% 2004*..........................................    1,500,000      1,458,750
                    International Wireless Communication zero coupon 2001(3)..............    1,250,000        662,500
                    Microcell Telecommunications, Inc. Series B zero coupon 2006(1).......    3,000,000      1,920,000
                    Occidente Y Caribe Celular SA Series B zero coupon 2004(1)............    2,000,000      1,519,980
                    Omnipoint Corp. Series A 11.63% 2006..................................    2,750,000      2,915,000
                    Orbcomm Global L.P. 14.00% 2004.......................................    1,750,000      1,859,375

                    Computers & Business Equipment -- 1.4%
                    Verio, Inc. 13.50% 2004(2)............................................    2,250,000      2,700,000

                    Electronics -- 3.2%
                    Advanced Micro Devices, Inc. 11.00% 2003..............................    3,000,000      3,180,000
                    Details, Inc. 10.00% 2005*............................................    1,000,000      1,012,500
                    Hawk Corp. Series B 10.25% 2003.......................................    2,000,000      2,120,000

                    Telecommunications -- 10.9%
                    Colt Telecommunications Group PLC zero coupon 2006(1)(2)..............    2,000,000      1,540,000
                    Econophone, Inc. 13.50% 2007(2).......................................    1,000,000      1,065,000
                    GST USA, Inc. zero coupon 2005(1).....................................    2,500,000      1,815,625
                    Hermes Europe Railtel BV 11.50% 2007*.................................    1,500,000      1,631,250
                    International Logistics Ltd. 9.75% 2007*..............................    2,000,000      1,985,000
                    Ionica PLC zero coupon 2007(1)(2).....................................    5,750,000      2,350,312
                    IXC Communications, Inc. Series B 12.50% 2005.........................    2,000,000      2,280,000
                    NTL, Inc. Series B 10.00% 2007........................................    1,500,000      1,571,250
                    Poland Telecom Fin BV 14.00% 2007(2)..................................    1,000,000      1,025,000
                    RCN Corp. 10.00% 2007*................................................    1,500,000      1,500,000
                    Transtel Pass Through Trust 12.50% 2007*..............................    1,500,000      1,417,500
                    USN Communications, Inc. 14.63% 2004(2)*..............................    2,250,000      1,687,500
                    Viatel, Inc. 15.00% 2005(1)...........................................    2,000,000      1,505,000
                                                                                                          ------------
                                                                                                            46,659,042
                                                                                                          ------------
                    MATERIALS -- 8.8%
                    Chemicals -- 1.5%
                    NL Industries, Inc. 11.75% 2003.......................................    2,595,000      2,854,500

                    Forest Products -- 4.8%
                    Ainsworth Lumber Ltd. 12.50% 2007*(4).................................    1,750,000      1,763,125
                    American Pad & Paper Co. Series B 13.00% 2005.........................      650,000        763,750
                    Doman Industries Ltd. 8.75% 2004......................................    3,000,000      2,962,500
                    Florida Coast Paper Co. LLC Series B 12.75% 2003......................    2,250,000      2,407,500
                    Stone Container Corp. 11.88% 1998.....................................    1,500,000      1,567,500

                    Metals & Minerals -- 2.5%
                    Acme Metals, Inc. 12.50% 2002.........................................    1,500,000      1,650,000
                    GS Technologies Operating, Inc. 12.00% 2004...........................    1,500,000      1,650,000
                    Renco Metals, Inc. 11.50% 2003........................................    1,500,000      1,590,000
                                                                                                          ------------
                                                                                                            17,208,875
                                                                                                          ------------
                    UTILITIES -- 2.5%
                    Telephone -- 2.5%
                    BTI Telecom Corp. 10.50% 2007*........................................    1,500,000      1,503,750
                    Iridium Capital Corp., Series A 13.00% 2005...........................    1,250,000      1,293,750

                                                           ---------------------

                                                                                             PRINCIPAL
                    BONDS & NOTES (continued)                                                 AMOUNT          VALUE
                    ---------------------------------------------------------------------------------------------------
                    UTILITIES (continued)
                    Telephone (continued)
                    MGC Communications, Inc. 13.00% 2004*(2)..............................  $ 1,000,000   $    997,500
                    Primus Telecommunications Group 11.75% 2004...........................    1,000,000      1,065,000
                                                                                                          ------------
                                                                                                             4,860,000
                                                                                                          ------------
                    TOTAL BONDS & NOTES (cost $166,458,408)...............................                 167,407,060
                                                                                                          ------------

                    COMMON STOCK -- 0.0%                                                      SHARES          VALUE
                    ---------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 0.0%
                    Gaming -- 0.0%
                    Capital Gaming International, Inc.+ (cost $155,541)...................          103   $          1
                                                                                                          -------------


                    PREFERRED STOCK -- 9.2%
                    ---------------------------------------------------------------------------------------------------
                    FINANCE -- 1.0%
                    Financial Services -- 1.0%
                    Bankunited Capital Trust Series A 10.25%*.............................        2,000      2,065,000
                                                                                                          -------------
                    HEALTHCARE -- 1.2%
                    Health Services -- 1.2%
                    Fresenius Medical Care Capital Trust 9.00%............................        2,250      2,351,250
                                                                                                          -------------
                    INFORMATION & ENTERTAINMENT -- 3.4%
                    Broadcasting & Media -- 2.1%
                    Benedek Communications Corp. 15.00%(3)................................       11,500      1,437,500
                    Echostar Communications Corp. Series C 6.75%..........................       33,000      1,633,500
                    Echostar Communications Corp. 12.13%*.................................        1,000      1,030,000

                    Cable -- 1.3%
                    Cablevision Systems Corp. 11.125%.....................................       22,500      2,565,000
                                                                                                          -------------
                                                                                                             6,666,000
                                                                                                          -------------
                    INFORMATION TECHNOLOGY -- 2.9%
                    Telecommunications -- 2.9%
                    ICG Holdings, Inc. 14.00%.............................................        1,529      1,758,063
                    Intermedia Communications, Inc. Series B 13.50%(4)....................        1,216      1,447,040
                    Intermedia Communications, Inc. 7.00%(3)*.............................       40,000        990,000
                    IXC Communications, Inc. 12.50%*(4)...................................          250        286,250
                    NTL, Inc. Series B 13.00%.............................................        1,000      1,146,250
                                                                                                          -------------
                                                                                                             5,627,603
                                                                                                          -------------
                    MATERIALS -- 0.7%
                    Forest Products -- 0.7%
                    SDW Holdings Corp. 15.00%(3)*.........................................       37,000      1,382,875
                                                                                                          -------------
                    TOTAL PREFERRED STOCK (cost $17,262,218)..............................                  18,092,728
                                                                                                          -------------
                    WARRANTS -- 0.4%+
                    ---------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 0.1%
                    Retail -- 0.1%
                    Electronic Retailing Systems International, Inc. 2/01/04*.............        1,500         90,000
                                                                                                          -------------
                    INDUSTRIAL & COMMERCIAL -- 0.0%
                    Multi-Industry -- 0.0%
                    Golden Ocean Group Ltd. 8/31/01.......................................        2,500             25
                                                                                                          -------------

---------------------

                    WARRANTS (continued)                                                      SHARES          VALUE
                    ---------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 0.0%
                    Broadcasting & Media -- 0.0%
                    Benedek Communications Corp. 7/01/07..................................       12,500   $     18,750

                    Cable -- 0.0%
                    Australis Holdings Property Ltd. 10/30/01*............................        1,750              0
                    United International Holdings, Inc. 11/15/99(3).......................        1,750         13,125

                    Gaming -- 0.0%
                    Fitzgerald South, Inc. 3/15/99*.......................................        2,000             20
                                                                                                          -------------
                                                                                                                31,895
                                                                                                          -------------
                    INFORMATION TECHNOLOGY -- 0.3%
                    Cellular -- 0.1%
                    Cellular Communications International, Inc. 8/15/03...................        2,000             20
                    Clearnet Communications, Inc. 9/15/05.................................        3,300         19,800
                    International Wireless Communications Holdings, Inc. 8/15/01(3)*......        1,250              0
                    Microcell Telecommunications 6/15/06*.................................        8,000        108,000
                    Microcell Telecommunications 6/15/06(3)...............................        8,000              0
                    Occidente Y Caribe Celular SA 3/15/04*................................        8,000              0

                    Telecommunications -- 0.2%
                    Colt Telecommunications Group PLC 3/31/98.............................        2,000             20
                    Hyperion Telecommunications, Inc. 4/01/01*............................        3,000        179,997
                    Intermedia Communications, Inc. 6/01/00(3)*...........................        2,500        187,500
                    Ionica PLC 8/15/06....................................................        1,000        100,000
                                                                                                          -------------
                                                                                                               595,337
                                                                                                          -------------
                    UTILITIES -- 0.0%
                    Telephone -- 0.0%
                    Primus Telecommunications Group 8/01/04(3)............................        1,000         10,000
                                                                                                          -------------
                    TOTAL WARRANTS (cost $685,723)........................................                     727,257
                                                                                                          -------------
                    TOTAL INVESTMENT SECURITIES (cost $184,561,890).......................                 186,227,046
                                                                                                          -------------

                                                                                             PRINCIPAL
                    REPURCHASE AGREEMENT -- 5.9%                                              AMOUNT
                    ---------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 5.9%
                    Joint Repurchase Agreement Account (Note 3) (cost $11,659,000)........  $11,659,000     11,659,000
                                                                                                          -------------
                    TOTAL INVESTMENTS --
                      (cost $196,220,890)                                            101.1%                197,886,046
                    Liabilities in excess of other assets --                          (1.1)                 (2,247,040)
                                                                                    ------                -------------
                    NET ASSETS --                                                    100.0%               $195,639,006
                                                                                    ======                =============

              -----------------------------

               +  Non-income producing securities

               *  Resale restricted to qualified institutional buyers

              (1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date

              (2) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants

              (3) Fair valued security; see Note 2
              (4) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash
              (5) Variable rate security; rate as of November 30, 1997
              (6) Bond in default

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    WORLDWIDE HIGH INCOME
    PORTFOLIO                          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                                                                             PRINCIPAL
                                         BONDS & NOTES -- 94.1%                               AMOUNT              VALUE
                    --------------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 1.2%
                    Retail -- 1.2%
                    Kmart Corp. 7.75% 2012...........................................       $   150,000       $     144,737
                    Kmart Corp. 8.38% 2022...........................................           135,000             132,300
                    Southland Corp. 5.00% 2003.......................................         1,445,000           1,246,313
                                                                                                               ------------
                                                                                                                  1,523,350
                                                                                                               ------------
                    CONSUMER STAPLES -- 1.2%
                    Food, Beverage & Tobacco -- 0.8%
                    Ameriserve Food Distribution, Inc. 8.88% 2006*...................           300,000             300,000
                    Ameriserve Food Distribution, Inc. 10.13% 2007*..................           135,000             140,400
                    Fleming Cos., Inc. 10.50% 2004*..................................           365,000             385,075
                    Fleming Cos., Inc. 10.63% 2007*..................................           120,000             126,900

                    Household Products -- 0.4%
                    Revlon Worldwide Parent Corp. zero coupon 2001...................           685,000             474,362
                                                                                                               ------------
                                                                                                                  1,426,737
                                                                                                               ------------
                    ENERGY -- 1.0%
                    Energy Services -- 0.2%
                    EES Coke Battery, Inc. 9.38% 2007*...............................           175,000             183,591

                    Energy Sources -- 0.8%
                    Nuevo Energy Co. 9.50% 2006......................................           375,000             398,438
                    Synder Oil Corp. 8.75% 2007......................................           490,000             494,900
                    Transamerican Energy Corp. zero coupon 2002(2)*..................           175,000             142,188
                                                                                                               ------------
                                                                                                                  1,219,117
                                                                                                               ------------
                    FINANCE -- 9.3%
                    Banks -- 3.5%
                    Export Credit Bank of Turkey 9.00% 2000..........................         1,750,000           1,666,875
                    SBC Agro Finance Bank 10.25% 2000................................         2,400,000           1,968,000
                    Western Financial Savings Bank 8.88% 2007........................           735,000             703,763

                    Financial Services -- 5.8%
                    Alps Series 96-1, Class D 12.72% 2006*...........................           149,588             161,313
                    California FM Lease Trust 8.50% 2017*............................           244,664             258,120
                    Criimi Mae, Inc. 9.13% 2002......................................           300,000             300,375
                    Dillon Read Structured Finance Corp. Series 1993 Class A 6.66%
                      2010...........................................................            90,902              82,670
                    Dillon Read Structured Finance Corp. Series 1994 Class A 7.60%
                      2007...........................................................           273,484             267,361
                    Dillon Read Structured Finance Corp. Series 1994 Class A 8.38%
                      2015...........................................................           625,000             611,913
                    FMAC Loan Receivables Trust Class C 7.93% 2018*..................           147,489             130,787
                    Fox/Liberty Networks LLC 8.88% 2007..............................           160,000             159,200
                    Fox/Liberty Networks LLC zero coupon 2007........................         2,300,000           1,443,250
                    Long Beach Acceptance Auto Grantor Trust Series 1997-1 Class B
                      14.22% 2003....................................................           500,000             499,760
                    Navistar Financial Corp. 9.00% 2002..............................           105,000             108,675
                    OHA Auto Grantor Trust 11.00% 2004*..............................         1,000,000           1,001,559
                    Securitized Multiple Asset Series 1997-5 Class A1 7.72% 2005*....           543,661             544,665
                    Unexim International Finance Bank 9.88% 2000*....................         2,100,000           1,701,000
                                                                                                               ------------
                                                                                                                 11,609,286
                                                                                                               ------------

---------------------

                                                                                             PRINCIPAL
                                        BONDS & NOTES (continued)                             AMOUNT              VALUE
                    --------------------------------------------------------------------------------------------------------
                    HEALTHCARE -- 2.8%
                    Health Services -- 2.6%
                    Integrated Health Services, Inc. 9.50% 2007*.....................       $ 1,095,000       $   1,105,950
                    Tenet Healthcare Corp. 8.63% 2007................................           745,000             761,762
                    Vencor, Inc. 8.63% 2007*.........................................         1,395,000           1,374,075

                    Medical Products -- 0.2%
                    Kinetic Concepts, Inc. 9.63% 2007*...............................           300,000             302,250
                                                                                                               ------------
                                                                                                                  3,544,037
                                                                                                               ------------
                    INDUSTRIAL & COMMERCIAL -- 3.3%
                    Aerospace & Military Technology -- 0.3%
                    Jet Equipment Trust 11.79% 2013*.................................           300,000             399,117

                    Business Services -- 0.6%
                    Norcal Waste Systems, Inc. 13.50% 2005(1)........................           615,000             707,250

                    Electrical Equipment -- 2.4%
                    CSN Iron SA 9.13% 2007...........................................         2,100,000           1,800,750
                    Horseshoe Gaming LLC 9.38% 2007..................................         1,220,000           1,262,700
                                                                                                               ------------
                                                                                                                  4,169,817
                                                                                                               ------------
                    INFORMATION & ENTERTAINMENT -- 8.9%
                    Broadcasting & Media -- 5.5%
                    Big Flower Press Holdings, Inc. 8.88% 2007.......................           500,000             505,000
                    Grupo Televisa SA de CV zero coupon 2008(2)......................           950,000             722,000
                    Nextel Communications, Inc. zero coupon 2004(2)..................           955,000             823,688
                    Outdoor Systems Inc., 8.88% 2007.................................           750,000             774,375
                    Paramount Communications, Inc. 8.25% 2022........................         1,375,000           1,377,626
                    RCN Corp. zero coupon 2007(2)*...................................           900,000             520,875
                    Sinclair Broadcast Group, Inc. 9.00% 2007........................           840,000             844,200
                    TCI Satellite Entertainment, Inc. zero coupon 2007(2)*...........         1,250,000             787,500
                    Telesystem International Wireless, Inc. zero coupon 2007(2)*.....         1,000,000             542,500

                    Cable -- 1.1%
                    Cablevision Systems Corp. 9.88% 2006.............................           525,000             569,625
                    Rogers Cablesystems Ltd. 10.13% 2012.............................           425,000             459,000
                    Rogers Cablesystems Ltd. Series B 10.00% 2005....................           295,000             323,025

                    Gaming -- 0.9%
                    Grand Casino, Inc. 10.13% 2003...................................           680,000             722,500
                    Station Casinos, Inc. 9.75% 2007*................................           400,000             403,000

                    Leisure & Tourism -- 1.4%
                    Host Marriott Corp. Acquisition Properties, Inc. Class B 9.00%
                      2007...........................................................           555,000             571,650
                    Host Marriott Travel Plazas Class B 9.50% 2005...................           680,000             717,400
                    Huntsman Corp. 9.09% 1998(1)*....................................           440,000             460,900
                                                                                                               ------------
                                                                                                                 11,124,864
                                                                                                               ------------
                    INFORMATION TECHNOLOGY -- 10.7%
                    Cellular -- 2.0%
                    Comcast Cellular Holdings, Inc. 9.50% 2007*......................         1,035,000           1,078,988
                    Rogers Cantel, Inc. 8.30% 2007...................................         1,195,000           1,196,494
                    Rogers Communications, Inc. 8.88% 2007...........................            75,000              75,562
                    Rogers Communications, Inc. 9.13% 2006...........................            90,000              91,350

                    Electronics -- 1.0%
                    Advanced Micro Devices, Inc. 11.00% 2003.........................         1,140,000           1,225,500

                                                           ---------------------

                                                                                             PRINCIPAL
                                        BONDS & NOTES (continued)                             AMOUNT              VALUE
                    --------------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY (continued)
                    Telecommunications -- 7.7%
                    Brooks Fiber Properties, Inc. zero coupon 2006(2)................       $   475,000       $     390,094
                    Brooks Fiber Properties, Inc. 11.88% 2006(1)*....................           650,000             515,125
                    CIA International de Telecommunicaciones 10.38% 2004.............         5,000,000           4,250,000
                    Comcast Corp. 1.13% 2007.........................................           415,000             267,675
                    Consorcio Ecuatoriano de Telecomunicaciones 14.00% 2002..........         1,600,000           1,600,000
                    Dial Callable Communications, Inc. zero coupon 2004(2)...........           600,000             570,000
                    Hermes Europe Railtel BV 11.50% 2007.............................            90,000              97,875
                    Intermedia Communications, Inc. zero coupon 2007(2)..............           400,000             274,000
                    IXC Communications, Inc. 12.50% 2005.............................           425,000             484,500
                    Lenfest Communications, Inc. 8.38% 2005..........................           165,000             165,412
                    Qwest Communications International, Inc. 10.88% 2007.............           200,000             225,000
                    Teleport Communications Group zero coupon 2007(2)................         1,070,000             847,975
                                                                                                               ------------
                                                                                                                 13,355,550
                                                                                                               ------------
                    MATERIALS -- 2.3%
                    Chemicals -- 0.9%
                    ISP Holdings, Inc. Class B 9.00% 2003............................         1,090,000           1,130,875

                    Forest Products -- 0.2%
                    S.D. Warren Co. 12.00% 2004......................................           265,000             296,800

                    Metals & Minerals -- 1.2%
                    Acindar Industria Argentina de Aceros SA 11.66% due 1998.........         1,500,000           1,507,500
                                                                                                               ------------
                                                                                                                  2,935,175
                                                                                                               ------------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 46.6%
                    Foreign Government -- 46.6%
                    Brazil Credit Linked Note zero coupon 1999(2)....................         4,000,000           3,320,000
                    Federal Republic of Brazil 4.50% 2014(1).........................        11,815,850           8,861,888
                    Federal Repuplic of Brazil 10.13% 2027...........................         1,460,000           1,287,720
                    Ivory Coast Floating Rate Interest Reduction Bond 2.00%
                      2049(1)*.......................................................         2,400,000             792,000
                    Jamaica Government Bonds 9.63% 2002..............................         1,000,000             945,000
                    Jamaica Government Bonds 12.00% 1999.............................         2,000,000           2,020,000
                    Republic of Argentina 6.69% 2005(1)..............................         2,112,000           1,869,120
                    Repuplic of Argentina 9.75% 2027.................................         1,100,000           1,013,100
                    Republic of Argentina 11.75% 2007*...............................         3,500,000           3,255,000
                    Republic of Bulgaria 2.25% 2012(1)...............................         6,000,000           3,547,500
                    Republic of Bulgaria 6.69% 2011(1)...............................         5,500,000           3,867,188
                    Republic of Ecuador 6.69% 2015(3)(1).............................         4,374,240           2,706,561
                    Republic of Ecuador 6.69% 2015(1)................................         2,460,510           1,522,440
                    Republic of Panama 8.88% 2027....................................           650,000             598,000
                    Republic of Peru 3.25% 2017(1)*..................................         4,300,000           2,451,000
                    Republic of Venezuela 6.75% 2007(1)..............................         5,000,000           4,412,500
                    Republic of Venezuela 9.25% 2027(1)..............................         5,000,000           4,395,000
                    Russia Federation Ministry Finance 3.00% 2003 GDR*...............         1,200,000             747,000
                    Russia Principal Notes zero coupon 1999(3).......................         7,600,000           4,332,000
                    United Mexican States 6.25% 2019.................................         3,750,000           3,039,375
                    United Mexican States 11.38% 2016................................         3,000,000           3,390,000
                                                                                                               ------------
                                                                                                                 58,372,392
                                                                                                               ------------
                    UTILITIES -- 1.9%
                    Electric Utilities -- 1.7%
                    AES Corp. 8.50% 2007*............................................           490,000             485,101
                    Midland Cogeneration 10.33% 2002.................................           260,301             284,181
                    Midland Funding Corp. 11.75% 2005................................            40,000              47,821
                    Mosenergo Finance BV 8.38% 2002*.................................         1,550,000           1,333,000

---------------------

                                                                                             PRINCIPAL
                                        BONDS & NOTES (continued)                             AMOUNT              VALUE
                    --------------------------------------------------------------------------------------------------------
                    UTILITIES (continued)
                    Telephone -- 0.2%
                    Teligent, Inc. 11.50% 2007.......................................       $   250,000       $     250,000
                                                                                                               ------------
                                                                                                                  2,400,103
                                                                                                               ------------
                    LOAN AGREEMENT -- 4.9%
                    Loan Agreement -- 4.9%
                    Columbia Hercules 1991 Integrated Loan 7.00% 1997................         1,350,000           1,269,000
                    Gabon Loans 6.69% 2004...........................................         2,785,714           2,312,143
                    Ivory Coast Caisse Autonome zero coupon+.........................    DEM  1,445,000             340,048
                    Morocco Restructing & Consolidating Agreement 5.84% 1998(1)......         2,000,000           1,680,000
                    Russian Bank of Foreign Economic Affairs loan zero coupon+.......           600,000             512,400
                                                                                                               ------------
                                                                                                                  6,113,591
                                                                                                               ------------
                    TOTAL BONDS & NOTES (cost $119,967,539)..........................                           117,794,019
                                                                                                               ------------


                                          COMMON STOCK -- 0.0%                                SHARES
                    --------------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 0.0%
                    Broadcasting & Media -- 0.0%
                    Nextel Communications, Inc., Class A+ (cost $35,613).............             2,207              55,727
                                                                                                               ------------
                                         PREFERRED STOCK -- 1.5%
                    --------------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 1.5%
                    Broadcasting & Media -- 1.5%
                    Time Warner, Inc. Series M 10.25% (cost $1,874,714)..............             1,670           1,907,975
                                                                                                               ------------
                    TOTAL INVESTMENT SECURITIES (cost $121,877,866)..................                           119,757,721
                                                                                                               ------------

                                                           ---------------------

                                                                                             PRINCIPAL
                                      REPURCHASE AGREEMENT -- 6.5%                            AMOUNT              VALUE
                    --------------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 6.5%

                    Agreement with State Street Bank & Trust Co., bearing interest of
                      5.00% dated 11/28/97, to be repurchased 12/01/97 in the amount of $8,100,374 and collateralized by $8,155,000 U.S. Treasury
                      Notes 6.35% due 4/30/99 approximate aggregate value $8,266,568
                      (cost $8,097,000)..............................................       $ 8,097,000       $   8,097,000
                                                                                                             ---------------
                    TOTAL INVESTMENTS --
                      (cost $129,974,866)                                       102.1%                          127,854,721
                    Liabilities in excess of other assets --                     (2.1)                           (2,630,400)
                                                                               ------                        --------------
                    NET ASSETS --                                               100.0%                        $ 125,224,321
                                                                               ======                        ==============

              -----------------------------
               +  Non-income producing security

               *  Resale restricted to qualified institutional buyers

              (1) Variable rate security; rate as of November 30, 1997

              (2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date

              (3) A portion of the coupon interest is received in cash and a portion is capitalized in the principal of the security

              DEM -- Deutsche Mark               GDR -- Global Depository
              Receipt

              Allocation of investments as a percentage of net assets by country as of November 30, 1997:

                     United States............................................................    36.5%
                     Brazil...................................................................    10.8
                     Argentina................................................................     9.5
                     Venezuela................................................................     7.0
                     Russia...................................................................     6.6
                     Bulgaria.................................................................     5.9
                     Mexico...................................................................     5.7
                     Ecuador..................................................................     4.7
                     Jamaica..................................................................     2.4
                     Peru.....................................................................     2.0
                     Panama...................................................................     1.9
                     Netherlands..............................................................     1.9
                     Gabon....................................................................     1.9
                     Canada...................................................................     1.8
                     Morocco..................................................................     1.3
                     Turkey...................................................................     1.3
                     Ivory Coast..............................................................     0.9
                                                                                                 -----
                                                                                                 102.1%
                                                                                                 ======

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SUNAMERICA BALANCED
    PORTFOLIO                          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                             COMMON STOCK -- 67.9%                              SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 4.0%
                    Apparel & Textiles -- 0.8%
                    Gap, Inc...............................................................        7,000    $   375,813

                    Housing -- 0.9%
                    Home Depot, Inc........................................................        7,500        419,531

                    Retail -- 2.3%
                    CVS Corp...............................................................        4,000        265,500
                    Republic Industries, Inc.+.............................................        5,000        130,312
                    Wal-Mart Stores, Inc...................................................       10,000        399,375
                    Woolworth Corp.+.......................................................       10,000        216,250
                                                                                                            -------------
                                                                                                              1,806,781
                                                                                                            -------------
                    CONSUMER STAPLES -- 2.1%
                    Food, Beverage & Tobacco -- 1.4%
                    PepsiCo, Inc...........................................................        5,000        184,375
                    Philip Morris Cos., Inc................................................       10,000        435,000

                    Household Products -- 0.7%
                    Procter & Gamble Co....................................................        4,000        305,250
                                                                                                            -------------
                                                                                                                924,625
                                                                                                            -------------
                    ENERGY -- 6.3%
                    Energy Services -- 2.1%
                    ENSCO International, Inc...............................................        6,000        214,500
                    Halliburton Co.........................................................        6,000        323,625
                    Schlumberger Ltd.......................................................        5,000        411,563

                    Energy Sources -- 4.2%
                    Baker Hughes, Inc......................................................        6,000        251,250
                    Chevron Corp...........................................................        5,000        400,937
                    Mobil Corp.............................................................        4,000        287,750
                    Noble Affiliates, Inc..................................................        5,000        185,625
                    Royal Dutch Petroleum Co. ADR..........................................        4,000        210,750
                    Seagull Energy Corp.+..................................................       10,000        228,125
                    Texaco, Inc............................................................        5,000        282,500
                                                                                                            -------------
                                                                                                              2,796,625
                                                                                                            -------------
                    FINANCE -- 20.3%
                    Banks -- 10.4%
                    Ahmanson (H.F.) & Co...................................................        5,000        297,500
                    Banc One Corp..........................................................        5,000        256,875
                    BankAmerica Corp.......................................................        5,000        365,000
                    BankBoston Corp........................................................        5,000        445,625
                    Barnett Banks, Inc.....................................................        3,500        246,312
                    Chase Manhattan Corp...................................................        4,000        434,500
                    Citicorp...............................................................        2,000        239,875
                    First Union Corp.......................................................        6,000        292,500
                    Fleet Financial Group, Inc.............................................        3,000        198,187
                    Hibernia Corp., Class A................................................       20,000        362,500
                    Mellon Bank Corp.......................................................        3,000        170,063
                    Summit Bancorp.........................................................       15,000        699,375
                    Wells Fargo & Co.......................................................        2,000        614,500

                                                           ---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Financial Services -- 7.6%
                    American Express Co....................................................        7,000    $   552,125
                    Beneficial Corp........................................................        3,000        232,875
                    C.I.T Group, Inc. Class A..............................................        7,000        212,625
                    Donaldson, Lufkin & Jenrette, Inc......................................        4,000        291,500
                    Household International, Inc...........................................        2,000        252,000
                    Lehman Brothers Holdings, Inc..........................................        5,000        252,813
                    Morgan Stanley, Dean Witter, Discover & Co.............................        5,000        271,563
                    Providian Financial Corp...............................................        7,000        308,437
                    ReliaStar Financial Corp...............................................        9,300        344,100
                    Transamerica Corp......................................................        2,000        217,125
                    Travelers Group, Inc...................................................        9,000        454,500

                    Insurance -- 2.3%
                    Allstate Corp..........................................................        5,000        429,375
                    Conseco, Inc...........................................................        8,000        372,500
                    St. Paul Co., Inc......................................................        3,000        240,000
                                                                                                            -------------
                                                                                                              9,054,350
                                                                                                            -------------
                    HEALTHCARE -- 10.0%
                    Drugs -- 7.9%
                    Amgen, Inc.+...........................................................        4,000        204,500
                    Biogen, Inc.+..........................................................        3,000        105,000
                    Bristol-Myers Squibb Co................................................        5,000        468,125
                    IDEC Pharmaceuticals Corp.+............................................       19,500        681,281
                    Lilly (Eli) & Co.......................................................        6,000        378,375
                    Merck & Co., Inc.......................................................        4,000        378,250
                    Pfizer, Inc............................................................        7,000        509,250
                    Schering-Plough Corp...................................................        6,000        376,125
                    Warner-Lambert Co......................................................        3,000        419,625

                    Health Services -- 0.2%
                    Chiron Corp.+..........................................................        6,000        109,125

                    Medical Products -- 1.9%
                    Johnson & Johnson......................................................        5,000        314,687
                    Neurex Corp.+..........................................................       10,000        156,250
                    Novartis AG ADR........................................................        3,000        239,674
                    US Surgical Corp.......................................................        5,000        131,875
                                                                                                            -------------
                                                                                                              4,472,142
                                                                                                            -------------
                    INDUSTRIAL & COMMERCIAL -- 4.1%
                    Aerospace & Military Technology -- 1.5%
                    AlliedSignal, Inc......................................................        3,000        111,375
                    Boeing Co..............................................................        6,000        318,750
                    United Technologies Corp...............................................        3,400        254,787

                    Electrical Equipment -- 1.9%
                    General Electric Co....................................................        6,000        442,500
                    Westinghouse Electric Corp.............................................       13,000        390,000

                    Machinery -- 0.3%
                    Deere & Co.............................................................        2,000        109,625

                    Transportation -- 0.4%
                    Burlington Northern Santa Fe...........................................        2,000        183,000
                                                                                                            -------------
                                                                                                              1,810,037
                                                                                                            -------------

---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 2.4%
                    Broadcasting & Media -- 1.0%
                    AirTouch Communications, Inc.+.........................................        8,000    $   314,000
                    Teligent, Inc..........................................................        5,000        128,125

                    Leisure & Tourism -- 1.4%
                    Carnival Corp., Class A................................................        5,000        270,313
                    HFS, Inc.+.............................................................        5,000        343,125
                                                                                                            -------------
                                                                                                              1,055,563
                                                                                                            -------------
                    INFORMATION TECHNOLOGY -- 10.9%
                    Communication Equipment -- 2.3%
                    Nokia Corp., Class A ADR...............................................        3,000        249,375
                    Northern Telecom Ltd...................................................        5,000        449,062
                    Tellabs, Inc.+.........................................................        6,000        312,000

                    Computers & Business Equipment -- 2.5%
                    Compaq Computer Corp...................................................        3,000        187,313
                    Dell Computer Corp.+...................................................        3,000        252,562
                    Hewlett-Packard Co.....................................................        4,000        244,250
                    International Business Machines Corp...................................        4,000        438,250

                    Electronics -- 2.5%
                    Intel Corp.............................................................        5,000        388,125
                    Motorola, Inc..........................................................        7,000        440,125
                    Texas Instruments, Inc.................................................        6,000        295,500

                    Software -- 1.2%
                    Cisco Systems, Inc.+...................................................        3,000        258,750
                    Microsoft Corp.+.......................................................        2,000        283,000

                    Telecommunications -- 2.4%
                    Lucent Technologies, Inc...............................................       10,000        801,250
                    Teleport Communications Group Inc., Class A+...........................        5,000        245,000
                                                                                                            -------------
                                                                                                              4,844,562
                                                                                                            -------------
                    MATERIALS -- 1.9%
                    Chemicals -- 0.7%
                    du Pont (E.I.) de Nemours & Co.........................................        5,000        302,813

                    Forest Products -- 0.9%
                    Champion International Corp............................................        8,000        428,500

                    Metals & Minerals -- 0.3%
                    Aluminum Co. of America................................................        2,000        134,500
                                                                                                            -------------
                                                                                                                865,813
                                                                                                            -------------
                    REAL ESTATE -- 0.7%
                    Real Estate Companies -- 0.3%
                    Security Capital Group, Inc., Class B+.................................        5,000        160,625

                    Real Estate Investment Trusts -- 0.4%
                    Equity Office Properties Trust.........................................        5,000        162,188
                                                                                                            -------------
                                                                                                                322,813
                                                                                                            -------------
                    UTILITIES -- 5.2%
                    Electric Utilities -- 0.5%
                    CalEnergy Co., Inc.+...................................................        7,000        232,750

                    Gas & Pipeline Utilities -- 1.0%
                    Enron Corp.............................................................       10,000        387,500
                    TransCoastal Marine Services, Inc.+....................................        2,000         39,000

                                                           ---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES (continued)
                    Telephone -- 3.7%
                    AT&T Corp..............................................................       22,000    $ 1,229,250
                    Bell Atlantic Corp.....................................................        5,000        446,250
                                                                                                            -----------
                                                                                                              2,334,750
                                                                                                            -----------
                    TOTAL COMMON STOCK (cost $27,039,307)..................................                  30,288,061
                                                                                                            -----------
                                                                                              PRINCIPAL
                                            BONDS & NOTES -- 26.6%                              AMOUNT
                    ---------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 1.7%
                    Automotive -- 1.7%
                    Chrysler Corp. 7.45% 2027..............................................   $  750,000        792,578
                                                                                                            -----------
                    FINANCE -- 2.3%
                    Financial Services -- 2.3%
                    Morgan Stanley Group, Inc. 6.88% 2007..................................    1,000,000      1,015,970
                                                                                                            -----------
                    INFORMATION TECHNOLOGY -- 2.2%
                    Electronics -- 2.2%
                    Texas Instruments, Inc. 6.13% 2006.....................................    1,000,000        972,930
                                                                                                            -----------
                    U.S. GOVERNMENT -- 20.4%
                    U.S. Treasury Bonds & Notes -- 20.4%
                    United States Treasury Bonds 6.63% 2027................................    1,150,000      1,231,396
                    United States Treasury Notes 6.00% 2000................................    1,000,000      1,004,690
                    United States Treasury Notes 6.13% 2007................................    3,500,000      3,567,270
                    United States Treasury Notes 6.25% 2002................................    2,250,000      2,283,750
                    United States Treasury Notes 6.38% 2000................................    1,000,000      1,012,810
                                                                                                            -----------
                                                                                                              9,099,916
                                                                                                            -----------
                    TOTAL BONDS & NOTES (cost $11,565,014).................................                  11,881,394
                                                                                                            -----------
                    TOTAL INVESTMENT SECURITIES (cost $38,604,321).........................                  42,169,455
                                                                                                            -----------

                                                        REPURCHASE AGREEMENT -- 5.3%
                    ---------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 5.3%
                    Joint Repurchase Agreement Account (Note 3)
                      (cost $2,364,000)....................................................    2,364,000      2,364,000
                                                                                                            -----------
                    TOTAL INVESTMENTS --
                      (cost $40,968,321)                                              99.8%                  44,533,455
                    Other assets less liabilities --                                   0.2                       87,701
                                                                                     -----                  -----------
                    NET ASSETS --                                                    100.0%                 $44,621,156
                                                                                     =====                  ===========

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    BALANCED/PHOENIX INVESTMENT
    COUNSEL PORTFOLIO                  INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                            COMMON STOCK -- 56.2%                             SHARES           VALUE

                    ----------------------------------------------------------------------------------------------------


                    CONSUMER DISCRETIONARY -- 4.6%
                    Housing -- 0.9%
                    Home Depot, Inc......................................................        14,900    $    833,469

                    Retail -- 3.7%
                    Borders Group, Inc.+.................................................        13,100         374,169
                    CVS Corp.............................................................        15,200       1,008,900
                    Rite Aid Corp........................................................        15,900       1,045,425
                    Safeway, Inc.+.......................................................        19,300       1,172,475
                                                                                                            -----------
                                                                                                              4,434,438
                                                                                                            -----------
                    CONSUMER STAPLES -- 3.9%
                    Food, Beverage & Tobacco -- 1.5%
                    Philip Morris Cos., Inc..............................................        33,800       1,470,300

                    Household Products -- 2.4%
                    Colgate-Palmolive Co.................................................         8,700         581,269
                    Gillette Co..........................................................        12,400       1,144,675
                    Sunbeam Corp.........................................................        12,200         537,562
                                                                                                            -----------
                                                                                                              3,733,806
                                                                                                            -----------
                    ENERGY -- 7.2%
                    Energy Services -- 4.9%
                    BJ Services Co.+.....................................................         6,600         473,962
                    Cooper Cameron Corp.+................................................         3,700         225,469
                    Diamond Offshore Drilling, Inc.......................................         8,900         443,888
                    Halliburton Co.......................................................        16,500         889,969
                    Nabors Industries, Inc.+.............................................         9,300         326,081
                    Noble Drilling Corp.+................................................         7,800         234,488
                    Rowan Cos., Inc.+....................................................         7,000         238,000
                    Santa Fe International Corp.+........................................         7,500         314,531
                    Schlumberger Ltd.....................................................        12,500       1,028,906
                    Transocean Offshore, Inc.............................................        10,100         479,119

                    Energy Sources -- 2.3%
                    Elf Aquitaine SA ADR.................................................        13,400         767,150
                    Tosco Corp...........................................................        26,700         869,419
                    YPF Sociedad Anonima, Class D ADR....................................        16,900         567,206
                                                                                                            -----------
                                                                                                              6,858,188
                                                                                                            -----------
                    FINANCE -- 9.9%
                    Banks -- 4.8%
                    AmSouth Bancorp......................................................         3,400         177,013
                    Banco Rio de La Plata SA, Class B ADR+...............................        18,000         226,125
                    BankAmerica Corp.....................................................         9,600         700,800
                    BankBoston Corp......................................................         9,700         864,512
                    Citicorp.............................................................         3,600         431,775
                    Fleet Financial Group, Inc...........................................           600          39,638
                    Mellon Bank Corp.....................................................        20,000       1,133,750
                    NationsBank Corp.....................................................        17,400       1,045,087

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Financial Services -- 3.7%
                    American Express Co..................................................         2,500    $    197,188
                    Compass Bancshares, Inc..............................................         2,500         100,000
                    Franklin Resources, Inc..............................................         1,100          98,863
                    Merrill Lynch & Co., Inc.............................................        13,000         912,437
                    Price (T. Rowe) Associates, Inc......................................         8,150         529,750
                    Travelers Group, Inc.................................................        21,750       1,098,375
                    Washington Mutual Inc................................................         8,400         580,650

                    Insurance -- 1.4%
                    Allstate Corp........................................................        12,000       1,030,500
                    Hartford Financial Services Group, Inc...............................         3,600         301,500
                                                                                                            -----------
                                                                                                              9,467,963
                                                                                                            -----------
                    HEALTHCARE -- 9.3%
                    Drugs -- 6.7%
                    Bristol-Myers Squibb Co..............................................         9,400         880,075
                    Cardinal Health, Inc.................................................        11,300         855,975
                    Elan Corp. PLC ADR+..................................................         5,700         300,675
                    Lilly (Eli) & Co.....................................................        12,700         800,894
                    Pfizer, Inc..........................................................        27,000       1,964,250
                    Warner-Lambert Co....................................................         8,100       1,132,987
                    Watson Pharmaceuticals, Inc.+........................................        16,900         502,775

                    Health Services -- 0.6%
                    HEALTHSOUTH Corp.+...................................................        21,400         561,750

                    Medical Products -- 2.0%
                    Centocor, Inc.+......................................................         9,600         417,600
                    Guidant Corp.........................................................        14,300         918,775
                    Medtronic, Inc.......................................................        12,600         601,650
                                                                                                            -----------
                                                                                                              8,937,406
                                                                                                            -----------
                    INDUSTRIAL & COMMERCIAL -- 3.2%
                    Electrical Equipment -- 1.2%
                    General Electric Co..................................................        16,300       1,202,125

                    Machinery -- 0.6%
                    Deere & Co...........................................................        10,400         570,050

                    Multi-Industry -- 1.2%
                    Tyco International Ltd...............................................        29,000       1,138,250

                    Transportation -- 0.2%
                    Federal Express Corp.+...............................................         2,700         181,069
                                                                                                            -----------
                                                                                                              3,091,494
                                                                                                            -----------
                    INFORMATION & ENTERTAINMENT -- 2.6%
                    Broadcasting & Media -- 2.6%
                    AirTouch Communications, Inc.+.......................................        35,600       1,397,300
                    Chancellor Media Corp.+..............................................         3,700         222,231
                    Liberty Media Group Corp. Class A+...................................        24,900         840,375
                                                                                                            -----------
                                                                                                              2,459,906
                                                                                                            -----------
                    INFORMATION TECHNOLOGY -- 13.7%
                    Communication Equipment -- 0.8%
                    CIENA Corp.+.........................................................        14,900         804,600

                    Computers & Business Equipment -- 4.7%
                    EMC Corp.+...........................................................        28,800         873,000
                    International Business Machines Corp.................................        28,000       3,067,750
                    Staples, Inc.+.......................................................        21,300         600,394

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY (continued)
                    Electronics -- 4.3%
                    Adaptec, Inc.+.......................................................        16,900    $    836,550
                    Linear Technology Corp...............................................         4,200         270,375
                    National Semiconductor Corp.+........................................        23,500         778,437
                    Philips Electronics NV ADR...........................................        24,200       1,621,400
                    Texas Instruments, Inc...............................................        12,000         591,000

                    Software -- 3.2%
                    BMC Software, Inc.+..................................................         9,000         583,875
                    Cisco Systems, Inc.+.................................................         8,500         733,125
                    Compuware Corp.+.....................................................        17,700         618,394
                    HBO & Co.+...........................................................        19,100         857,112
                    J.D. Edwards & Co.+..................................................         2,000          68,500
                    Yahoo!, Inc.+........................................................         3,100         158,488

                    Telecommunications -- 0.7%
                    Lucent Technologies, Inc.............................................         8,100         649,012
                                                                                                            -----------
                                                                                                             13,112,012
                                                                                                            -----------
                    MATERIALS -- 0.3%
                    Chemicals -- 0.3%
                    Solutia, Inc.........................................................        12,500         285,156
                                                                                                            -----------
                    UTILITIES -- 1.5%
                    Telephone -- 1.5%
                    AT&T Corp............................................................        25,900       1,447,163
                                                                                                            -----------
                    TOTAL COMMON STOCK (cost $49,744,386)................................                    53,827,532
                                                                                                            -----------

                                                                                             PRINCIPAL
                                           BONDS & NOTES -- 32.7%                             AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    FINANCE -- 4.4%
                    Financial Services -- 4.4%
                    Aesop Funding II LLC 6.40% 2003*.....................................   $   600,000         600,096
                    CS First Boston Mortgage Securities Corp. 7.18% 2027(1)..............       300,000         303,000
                    DLJ Mortgage Acceptance Corp. 7.58% 2028*............................       100,000         106,063
                    Federal National Mortgage Association Remic Trust 6.85% 2020.........       700,000         711,375
                    First Union-Lehman Brothers Commercial Mortgage Trust 7.43% 2029.....       140,000         146,650
                    Fleetwood Credit Grantor Trust 6.90% 2012............................        74,058          74,834
                    GE Capital Mortgage Services, Inc. 7.25% 2026........................       296,041         300,166
                    Green Tree Financial Corp. 7.40% 2027................................       125,000         128,926
                    Green Tree Financial Corp. 7.60% 2027................................       125,000         129,668
                    Nationslink Funding Corp. 7.69% 2005.................................       250,000         264,102
                    Residential Asset Securitization Trust 8.00% 2026....................       205,594         212,179
                    Residential Funding Mortgage Securities 6.75% 2011...................       279,930         282,336
                    Residential Funding Mortgage Securities 7.10% 2026...................       200,000         202,622
                    Residential Funding Mortgage Securities 7.25% 2026...................       295,391         297,976
                    Structured Asset Securities Corp. 6.95% 2007.........................       140,000         142,625
                    Structured Asset Securities Corp. 7.00% 2026.........................       300,000         300,562
                                                                                                            -----------
                                                                                                              4,203,180
                                                                                                            -----------
                    INDUSTRIAL & COMMERCIAL -- 0.4%
                    Electrical Equipment -- 0.4%
                    Capital Equipment Resolution 6.45% 2002..............................       360,000         358,987
                                                                                                            -----------

                                                           ---------------------

                                                                                             PRINCIPAL
                                          BONDS & NOTES (continued)                           AMOUNT           VALUE
                    ----------------------------------------------------------------------------------------------------
                    MATERIALS -- 0.4%
                    Forest Products -- 0.4%
                    Buckeye Cellulose Corp. 8.50% 2005...................................   $   300,000    $    304,500
                    Buckeye Cellulose Corp. 9.25% 2008...................................       100,000         105,500
                                                                                                            -----------
                                                                                                                410,000
                                                                                                            -----------
                    MUNICIPAL BONDS -- 2.6%
                    Municipal Bonds -- 2.6%
                    California State Department Water Resources 5.00% 2029...............       190,000         182,390
                    Florida State Department of Transportation 5.00% 2027................       230,000         219,740
                    Houston Texas Water & Sewer Systems Revenue 5.00% 2025...............       290,000         277,785
                    Kern County California Pension Obligation 7.26% 2014.................       220,000         231,563
                    Long Beach California Pension Obligation 6.87% 2006..................        30,000          31,093
                    Massachusetts State Water Resources Authority 5.00% 2024.............       230,000         220,506
                    Miami Beach Florida Special Obligation 8.60% 2021....................       430,000         473,714
                    Newport News 7.05% 2025..............................................       250,000         251,407
                    Orange County California Pension Obligation 7.62% 2008...............       160,000         172,791
                    San Bernardino County California Financing Authority 6.87% 2008......        15,000          15,491
                    San Bernardino County California Financing Authority 6.94% 2009......        35,000          36,329
                    University Miami Florida Exchange Revenue 7.65% 2020.................        80,000          82,907
                    Ventura County California Pension 6.54% 2005.........................        30,000          30,127
                    Washington State General Obligation Series 1997E 5.00% 2022..........       290,000         279,261
                                                                                                            -----------
                                                                                                              2,505,104
                                                                                                            -----------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 1.6%
                    Foreign Government -- 1.6%
                    Columbia Republic 7.63% 2007.........................................       300,000         281,042
                    Compania Sud Americana de Vapores SA 7.38% 2003......................        50,000          48,300
                    Federative Republic of Brazil 5.25% 2024(2)..........................       300,000         207,000
                    Federative Republic of Brazil 6.69% 2024(2)..........................       170,000         133,875
                    Republic of Argentina 5.50% 2023(2)..................................       475,000         337,250
                    Republic of Argentina 6.88% 2023(2)..................................       175,000         142,187
                    United Mexican States 6.25% 2019.....................................       225,000         179,016
                    United Mexican States 6.62% 2019.....................................       250,000         226,550
                                                                                                            -----------
                                                                                                              1,555,220
                                                                                                            -----------
                    U.S. GOVERNMENT AND AGENCIES -- 23.3%
                    U.S. Government & Agencies -- 23.3%
                    Government National Mortgage Association 6.50% 2023..................       251,489         248,190
                    Government National Mortgage Association 6.50% 2026..................       317,404         312,344
                    Government National Mortgage Association 6.50% 2026..................     3,243,779       3,192,073
                    United States Treasury Bonds 6.00% 2026..............................       210,000         206,686
                    United States Treasury Bonds 6.38% 2027..............................     2,045,000       2,126,473
                    United States Treasury Notes 5.75% 2000..............................       350,000         349,342
                    United States Treasury Notes 5.75% 2002..............................     4,860,000       4,844,059
                    United States Treasury Notes 6.00% 2000..............................     3,500,000       3,516,415
                    United States Treasury Notes 6.50% 2005..............................     1,450,000       1,501,881
                    United States Treasury Notes 6.50% 2006..............................     3,895,000       4,050,177
                    United States Treasury Notes 6.75% 2000..............................     1,200,000       1,224,936
                    United States Treasury Notes 6.88% 2000..............................       450,000         460,264
                    United States Treasury Notes 7.50% 2005..............................       200,000         218,532
                                                                                                            -----------
                                                                                                             22,251,372
                                                                                                            -----------
                    TOTAL BONDS & NOTES (cost $30,789,546)...............................                    31,283,863
                                                                                                            -----------

---------------------


                                                                                            PRINCIPAL
                                               RIGHTS -- 0.0%+                                AMOUNT             VALUE
                    ----------------------------------------------------------------------------------------------------


                    NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                    Foreign Government -- 0.0%
                    United Mexican States 6/30/03 (cost $0)..............................   $ 1,070,000    $          0
                                                                                                           -------------

                                              WARRANTS -- 0.0%+
                    ----------------------------------------------------------------------------------------------------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                    Foreign Government -- 0.0%
                    Republic of Venezuela 4/15/20........................................           535                0
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $80,533,932).......................                     85,111,395
                                                                                                           -------------

                                       SHORT-TERM SECURITIES -- 16.0%
                    ----------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 13.5%
                    AT&T Corp., 5.47% due 12/1/97........................................     2,805,000       2,805,000
                    du Pont (E.I.) de Nemours & Co. 5.54% due 12/10/97...................       660,000         659,086
                    Enterprise Capital Funding Corp. 5.65% due 2/17/98...................       477,000         471,130
                    General Reinsurance Corp. 5.57% due 12/17/97.........................       844,000         841,911
                    Heinz (H.J.) Co. 5.52% due 12/11/97..................................       670,000         668,973
                    International Lease Finance Corp. 5.52% due 12/2/97..................     2,145,000       2,144,671
                    International Lease Finance Corp. 5.74% due 12/2/97..................       580,000         579,907
                    Koch Industries 5.53% due 12/1/97....................................       755,000         755,000
                    Sara Lee Corp. 5.54% due 12/11/97....................................     4,000,000       3,993,844
                                                                                                           -------------
                                                                                                             12,919,522
                                                                                                           -------------
                    FEDERAL AGENCY OBLIGATIONS -- 2.5%
                    Federal Home Loan Bank Consolidated Discount Note 5.60% due
                      12/1/97............................................................     2,400,000       2,400,000
                                                                                                           -------------
                    TOTAL SHORT-TERM SECURITIES (cost $15,319,553).......................                    15,319,522
                                                                                                           -------------
                    TOTAL INVESTMENTS --
                      (cost $95,853,485)                                           104.9%                   100,430,917
                    Liabilities in excess of other assets --                        (4.9)                    (4,709,881)
                                                                                   ------                  -------------
                    NET ASSETS --                                                  100.0%                  $ 95,721,036
                                                                                   ======                  ==============

              -----------------------------

               +  Non-income producing securities

               *  Resale restricted to qualified institutional buyers

              (1) Fair valued security; see Note 2

              (2) Variable rate security; rate as of November 30, 1997

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ASSET ALLOCATION PORTFOLIO         INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                           COMMON STOCK -- 59.1%                             SHARES            VALUE

                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 7.3%
                    Apparel & Textiles -- 1.4%
                    Fruit of The Loom, Inc.+............................................       314,000     $  7,320,125

                    Automotive -- 3.3%
                    Ford Motor Co. .....................................................       207,000        8,901,000
                    Goodyear Tire & Rubber Co. .........................................       137,100        8,320,256

                    Housing -- 1.6%
                    Centex Corp. .......................................................        78,300        4,962,262
                    Lennar Corp. .......................................................       161,800        3,377,575

                    Retail -- 1.0%
                    Fleming Cos., Inc. .................................................       254,200        4,226,075
                    Sears, Roebuck & Co. ...............................................        28,200        1,291,913
                                                                                                           ------------
                                                                                                             38,399,206
                                                                                                           ------------
                    CONSUMER STAPLES -- 3.4%
                    Food, Beverage & Tobacco -- 1.9%
                    SUPERVALU, Inc. ....................................................       168,800        6,635,950
                    UST, Inc. ..........................................................       100,200        3,093,675

                    Household Products -- 1.5%
                    Sunbeam Corp. ......................................................       183,900        8,103,094
                                                                                                           ------------
                                                                                                             17,832,719
                                                                                                           ------------
                    ENERGY -- 3.1%
                    Energy Services -- 3.1%
                    Texaco, Inc. .......................................................        75,200        4,248,800
                    Tosco Corp. ........................................................       370,700       12,070,919
                                                                                                           ------------
                                                                                                             16,319,719
                                                                                                           ------------
                    FINANCE -- 15.1%
                    Banks -- 5.7%
                    Chase Manhattan Corp. ..............................................        71,200        7,734,100
                    Fleet Financial Group, Inc. ........................................       128,600        8,495,638
                    Republic New York Corp. ............................................        59,200        6,438,000
                    Wells Fargo & Co. ..................................................        23,700        7,281,825

                    Financial Services -- 2.9%
                    Capital One Financial Corp. ........................................        81,600        3,697,500
                    CNA Financial Corp.+................................................         5,700          698,250
                    Morgan Stanley, Dean Witter, Discover & Co. ........................       196,300       10,661,544

                    Insurance -- 6.5%
                    Aetna, Inc. ........................................................       144,300       10,876,612
                    CIGNA Corp. ........................................................        79,600       13,313,100
                    Loews Corp. ........................................................        73,800        7,832,025
                    USF & G Corp. ......................................................       123,600        2,495,175
                                                                                                           ------------
                                                                                                             79,523,769
                                                                                                           ------------
                    HEALTHCARE -- 3.5%
                    Health Services -- 3.5%
                    Foundation Health Systems, Inc.+....................................       233,000        6,538,562
                    Tenet Healthcare Corp.+.............................................       375,700       11,904,994
                                                                                                           ------------
                                                                                                             18,443,556
                                                                                                           ------------

---------------------

                                          COMMON STOCK (continued)                           SHARES            VALUE
                    ----------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL -- 7.2%
                    Aerospace & Military Technology -- 5.1%
                    Boeing Co. .........................................................        95,550     $  5,076,094
                    Lear Corp.+.........................................................       216,700       10,144,269
                    Lockheed Martin Corp................................................       118,500       11,561,156

                    Transportation -- 2.1%
                    AMR Corp.+..........................................................        50,400        6,107,850
                    CNF Transportation, Inc.............................................       114,600        4,985,100
                                                                                                           ------------
                                                                                                             37,874,469
                                                                                                           ------------
                    INFORMATION & ENTERTAINMENT -- 2.9%
                    Leisure & Tourism -- 2.9%
                    Circus Circus Enterprises, Inc.+....................................       178,000        3,671,250
                    Continental Airlines, Inc., Class B+................................       182,700        8,324,269
                    Royal Caribbean Cruises Ltd. .......................................        76,000        3,648,000
                                                                                                           ------------
                                                                                                             15,643,519
                                                                                                           ------------
                    INFORMATION TECHNOLOGY -- 6.2%
                    Communication Equipment -- 1.3%
                    Bay Networks, Inc.+.................................................       223,600        6,721,975

                    Computers & Business Equipment -- 2.8%
                    Quantum Corp.+......................................................       563,300       14,997,862

                    Electronics -- 2.1%
                    Avnet, Inc. ........................................................       163,100       10,805,375
                                                                                                           ------------
                                                                                                             32,525,212
                                                                                                           ------------
                    MATERIALS -- 6.5%
                    Chemicals -- 1.8%
                    Union Carbide Corp. ................................................       218,100        9,623,663

                    Forest Products -- 2.6%
                    Georgia-Pacific Corp. ..............................................       102,900        8,785,087
                    Stone Container Corp. ..............................................       371,800        4,647,500

                    Metals & Minerals -- 2.1%
                    AK Steel Holding Corp. .............................................       317,400        6,248,812
                    Ispat International NV+.............................................       221,600        5,055,250
                                                                                                           ------------
                                                                                                             34,360,312
                                                                                                           ------------
                    REAL ESTATE -- 0.7%
                    Real Estate Companies -- 0.7%
                    LNR Property Corp. .................................................       161,800        3,761,850
                                                                                                           ------------
                    UTILITIES -- 3.2%
                    Electric Utilities -- 3.2%
                    Northeast Utilities+................................................       338,800        4,383,225
                    Unicom Corp. .......................................................       423,300       12,328,613
                                                                                                           ------------
                                                                                                             16,711,838
                                                                                                           ------------
                    TOTAL COMMON STOCK (cost $263,725,553)..............................                    311,396,169
                                                                                                           ------------

                                                           ---------------------

                                          PREFERRED STOCK -- 0.3%                            SHARES            VALUE
                    ----------------------------------------------------------------------------------------------------

                    INFORMATION & ENTERTAINMENT -- 0.3%
                    Broadcasting & Media -- 0.1%
                    Time Warner, Inc. Series M 10.25%(1)................................           277     $    315,780

                    Leisure & Tourism -- 0.2%
                    Royal Caribbean Cruises Ltd. Series A 7.25%.........................        16,000        1,240,000
                                                                                                           -------------
                                                                                                              1,555,780
                                                                                                           -------------
                    TOTAL PREFERRED STOCK (cost $1,080,040).............................                      1,555,780
                                                                                                           -------------

                                                                                            PRINCIPAL
                                           BONDS & NOTES -- 34.9%                            AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 0.3%
                    Automotive -- 0.0%
                    Chrysler Corp. 7.45% 2097...........................................   $   190,000          198,822

                    Housing -- 0.2%
                    United States Home Corp. 7.95% 2001.................................       605,000          611,050
                    USI American Holdings, Inc. 7.25% 2006..............................       240,000          239,868

                    Retail -- 0.1%
                    Fleming Cos., Inc. 10.63% 2001......................................       270,000          285,525
                    Kmart Corp. 7.96% 1999..............................................       500,000          503,825
                                                                                                           -------------
                                                                                                              1,839,090
                                                                                                           -------------
                    CONSUMER STAPLES -- 0.4%
                    Food, Beverage & Tobacco -- 0.4%
                    Ceval Alimentos 11.13% 2004.........................................       300,000          291,750
                    Instituto Fomento Industrial 8.38% 2001.............................        10,000           10,255
                    Instituto Fomento Industrial 8.38% 2001*............................        80,000           82,040
                    RJR Nabisco, Inc. 8.00% 2001........................................       460,000          473,552
                    RJR Nabisco, Inc. 8.63% 2002........................................     1,200,000        1,272,108
                                                                                                           -------------
                                                                                                              2,129,705
                                                                                                           -------------
                    ENERGY -- 0.8%
                    Energy Services -- 0.7%
                    CMS Energy Corp. 7.38% 2000(1)......................................       950,000          946,437
                    Edison Mission Energy Funding Corp. 6.77% 2003*.....................       241,693          243,310
                    Global Marine, Inc. 12.75% 1999.....................................       900,000          924,750
                    National Power 7.63% 2000...........................................       320,000          326,449
                    Oryx Energy Co. 9.50% 1999..........................................       910,000          954,490
                    Oryx Energy Co. 10.00% 2001.........................................       100,000          109,686
                    YPF Sociedad Anonima 7.50% 2002.....................................        83,046           83,118

                    Energy Sources -- 0.1%
                    Triton Energy Ltd. 8.75% 2002.......................................       880,000          917,400
                                                                                                           -------------
                                                                                                              4,505,640
                                                                                                           -------------
                    FINANCE -- 8.5%
                    Banks -- 1.5%
                    Auburn Hills Trust 12.00% 2020......................................       170,000          267,592
                    Banco Nacional de Obras y Servicios Publicos SNC 9.63% 2003.........       180,000          182,925
                    BankAmerica Corp. 9.75% 2000........................................       400,000          432,032
                    Capital One Bank 6.60% 2001.........................................     1,870,000        1,879,556
                    Capital One Bank 6.66% 2000.........................................       150,000          150,191
                    Capital One Bank 6.75% 2000.........................................     1,000,000        1,003,070
                    Capital One Bank 6.88% 2000.........................................       850,000          861,075
                    Capital One Bank 6.90% 1999.........................................       500,000          505,535
                    Capital One Bank 8.13% 2000.........................................       340,000          351,849
                    Continental Bank NA 11.25% 2001.....................................       300,000          308,364

---------------------

                                                                                            PRINCIPAL
                                         BONDS & NOTES (continued)                           AMOUNT            VALUE

                    ----------------------------------------------------------------------------------------------------

                    FINANCE (continued)
                    Banks (continued)
                    Continental Bank NA 12.50% 2001.....................................   $   450,000     $    530,302
                    Security Pacific Corp. 11.50% 2000..................................       600,000          681,714
                    Signet Banking Corp. 9.63% 1999.....................................       775,000          810,650

                    Financial Services -- 6.9%
                    APP International Finance Co. 10.25% 2000...........................       490,000          492,450
                    APP International Finance Co. 8.53% 1999(1)(2)......................       550,000          509,982
                    APP International Finance Co. 8.87% 1999(2).........................       300,000          276,000
                    APP International Finance Co. 10.25% 2000...........................       150,000          149,625
                    Asset Securitization Corp. 7.49% 2027...............................     1,450,000        1,539,379
                    Autoflow 1996 A Grantor Trust 7.48% 2002*(1)........................     1,248,410        1,258,358
                    Bear Stearns Mortgage Securities, Inc. 6.75% 2008...................     1,000,959          999,269
                    Case Equipment Loan Trust 7.30% 2002................................       237,882          239,381
                    Chevy Chase Auto Receivables 5.80% 2002.............................       152,288          151,811
                    Conseco Financing Trust I 8.70% 2026................................       690,000          747,367
                    Countrywide Capital I 8.05% 2027....................................       520,000          543,686
                    Countrywide Funding Corp. 7.73% 2001................................       300,000          313,515
                    Countrywide Funding Corp. 8.43% 1999................................       450,000          468,747
                    Discover Card Master Trust I 6.04% 2004(2)..........................       300,000          301,968
                    Discover Card Master Trust I 6.24% 2013(2)..........................     2,000,000        1,998,120
                    EQCC Home Equity Loan Trust 5.80% 2028(1)...........................     3,503,814        3,498,887
                    Fasco Grantor Trust 6.65% 2001......................................     1,054,698        1,061,258
                    Financiera Energetica Nacional SA 9.38% 2006........................       150,000          153,938
                    Fingerhut Financial Services 6.45% 2002.............................       920,000          924,600
                    First Union-Lehman Brothers Commercial Mortgage Trust 6.60% 2029....     1,950,000        1,944,501
                    First Union-Lehman Brothers Commercial Mortgage Trust 7.30% 2029....     1,050,000        1,092,656
                    Ford Capital BV 9.50% 2001..........................................       800,000          878,696
                    Ford Credit Auto Loan Master Trust 6.50% 2002.......................       550,000          552,403
                    GE Capital Mortgage Services, Inc. 6.50% 2024(2)....................       637,890          600,414
                    General Motors Acceptance Corp. 5.63% 2001..........................       750,000          734,377
                    Guangdong Enterprises Ltd. 8.88% 2007*..............................       660,000          649,163
                    H&T Master Trust 8.00% 2002(1)*.....................................       900,000          898,875
                    Imperial Credit Capital Trust I zero coupon 2002....................       205,000          202,438
                    Indah Kiat International Finance Co BV 11.38% 1999..................       350,000          354,375
                    MBNA Master Credit Card Trust II 6.01% 1998(2)......................     3,200,000        3,189,984
                    Morgan Stanley Capital I 7.46% 2006(1)..............................     1,400,000        1,458,660
                    Mortgage Capital Funding, Inc. 7.29% 2007...........................     1,500,000        1,563,516
                    Nacional Financiera, Inc. 8.59% 1997(2).............................       600,000          600,750
                    Nacional Financiera, Inc. 9.00% 1999................................        50,000           50,625
                    NWA Trust 8.26% 2006................................................       244,815          262,329
                    Premier Auto Trust 4.90% 1998.......................................       537,132          535,617
                    PXRE Capital Trust I 8.85% 2027*....................................       265,000          281,229
                    Sears Credit Account Master Trust 6.20% 2006........................       700,000          697,809
                    Sears Credit Account Master Trust 8.10% 2004........................       700,000          721,651
                    Standard Credit Card Master Trust 8.25% 2003........................     1,010,000        1,073,751
                    Standard Credit Card Master Trust 8.25% 2007........................     1,610,000        1,762,435
                    Voto Votorantim Overseas Trading Operations NV 8.50% 2005...........       350,000          311,671

                    Insurance -- 0.1%
                    Conseco, Inc. 10.50% 2004...........................................       500,000          596,090
                                                                                                           -------------
                                                                                                             44,607,211
                                                                                                           -------------
                    HEALTHCARE -- 0.0%
                    Health Services -- 0.0%
                    Tenet Healthcare Corp. 9.63% 2002...................................       240,000          261,300
                                                                                                           -------------

                                                           ---------------------

                                                                                            PRINCIPAL
                                         BONDS & NOTES (continued)                           AMOUNT            VALUE

                    ----------------------------------------------------------------------------------------------------

                    INDUSTRIAL & COMMERCIAL -- 0.4%
                    Aerospace & Military Technology -- 0.0%
                    Newport News Shipbuilding, Inc. 9.25% 2006..........................   $   250,000     $    261,250

                    Business Services -- 0.3%
                    Hertz Corp. 7.00% 2003..............................................       750,000          759,210
                    Loewen Group International, Inc. 8.25% 2003.........................       600,000          633,114
                    Multicanal Participacoes SA 12.63% 2004*............................       200,000          189,500

                    Transportation -- 0.1%
                    MRS Logistica SA 9.00% 2005*(1).....................................       100,000           94,000
                    MRS Logistica SA 10.63% 2005*.......................................       230,000          211,025
                                                                                                           -------------
                                                                                                              2,148,099
                                                                                                           -------------
                    INFORMATION & ENTERTAINMENT -- 3.5%
                    Broadcasting & Media -- 3.0%
                    Bonos Del Tesoro 8.75% 2002.........................................       460,000          425,500
                    CBS 7.75% 1999......................................................       740,000          750,908
                    CenCall Communications Corp. zero coupon 2004.......................       485,000          423,769
                    Globo Participacoes Limitada 11.50% 2003(2).........................       360,000          356,400
                    Grupo Insacell SA de CV 10.00% 2004.................................       250,000          252,500
                    Grupo Televisa SA 11.38% 2003.......................................       210,000          227,086
                    Innova S de R. L. 12.88% 2007*......................................       270,000          265,950
                    NWCG Holding Corp. zero coupon 1999.................................     1,380,000        1,252,750
                    Paramount Communications, Inc. 7.50% 2002...........................       200,000          203,952
                    Poland Communications, Inc. 9.88% 2003..............................       160,000          160,400
                    Rogers Cablesystems Ltd. 9.63% 2002.................................       440,000          464,200
                    SCI Television, Inc. 11.00% 2005....................................       200,000          207,562
                    Tele-Communications, Inc. 8.25% 2003................................     2,500,000        2,646,800
                    Tele-Communications, Inc. 9.65% 2003................................       375,000          400,804
                    Time Warner Pass Through Asset Trust 4.90% 1999.....................     1,600,000        1,563,232
                    Time Warner, Inc 7.25% 2017.........................................       850,000          849,133
                    Time Warner, Inc. 7.95% 2000........................................     4,345,000        4,464,357
                    United International Holdings, Inc. zero coupon 1999................       210,000          169,050
                    Viacom, Inc. 9.13% 1999.............................................       325,000          329,199
                    Viacom, Inc. 10.25% 2001............................................       175,000          187,778

                    Leisure & Tourism -- 0.5%
                    America West Airlines 8.16% 2002....................................     1,498,595        1,495,238
                    Northwest Airlines Corp. 12.09% 2000................................       365,926          409,068
                    Northwest Airlines Corp. 8.97% 2015.................................       864,431          934,994
                                                                                                           -------------
                                                                                                             18,440,630
                                                                                                           -------------
                    INFORMATION TECHNOLOGY -- 0.4%
                    Communication Equipment -- 0.0%
                    TCI Communications, Inc. 6.82% 2010.................................        95,000           95,289
                    TCI Communications, Inc. 8.75% 2015.................................       120,000          136,342

                    Electronics -- 0.1%
                    Axa SA de CV 9.00% 2004(1)..........................................       320,000          308,800

                    Telecommunications -- 0.3%
                    360 Communications Co. 7.13% 2003...................................     1,130,000        1,143,323
                    Adelphia Communications Corp. 10.25% 2000...........................       250,000          257,500
                                                                                                           -------------
                                                                                                              1,941,254
                                                                                                           -------------
                    MATERIALS -- 0.5%
                    Forest Products -- 0.2%
                    Grupo Industrial Durango SA de CV 12.00% 2001.......................       140,000          151,150
                    Grupo Industrial Durango SA de CV 12.63% 2003.......................       560,000          621,600
                    PT Indah Kiat Pulp & Paper Corp. 8.88% 2000.........................       110,000          104,609

---------------------

                                                                                            PRINCIPAL
                                         BONDS & NOTES (continued)                           AMOUNT            VALUE

                    ----------------------------------------------------------------------------------------------------

                    MATERIALS (continued)
                    Metals & Minerals -- 0.3%
                    Cemex SA de CV 10.00% 1999..........................................   $   690,000     $    710,700
                    Freeport McMorgan Resource LP 8.75% 2004............................       240,000          250,800
                    Industrias Metalurgicas Pescarmona SA 9.50% 2002....................       210,000          201,075
                    LTV Corp. 8.20% 2007................................................       600,000          588,000
                                                                                                           -------------
                                                                                                              2,627,934
                                                                                                           -------------
                    MUNICIPAL BONDS -- 1.0%
                    Municipal Bonds -- 1.0%
                    Chicago Illinois Skyway Toll Bridge Revenue 5.50% 2023..............       585,000          588,832
                    Indiana Health Facility Financing Authority Hospital Revenue 5.13%
                      2017..............................................................       435,000          417,896
                    Marion County Indiana Convention and Recreational Facilities 5.00%
                      2027..............................................................       570,000          538,143
                    Massachusetts Bay Authority 5.00% 2027..............................       810,000          769,394
                    Massachusetts State Turnpike Authority Metropolitan Highway Systems
                      5.00% 2037........................................................     1,110,000        1,051,747
                    New York City Municipal Water Finance Authority Water and Sewer
                      System Revenue 5.13% 2021.........................................       450,000          435,937
                    New York City Municipal Water Finance Authority Water and Sewer
                      System Revenue 5.75% 2026.........................................       445,000          457,745
                    North Central Texas Health Facility Development Corporation Revenue
                      5.13% 2022........................................................       900,000          870,246
                                                                                                           -------------
                                                                                                              5,129,940
                                                                                                           -------------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 1.7%
                    Foreign Government -- 1.7%
                    Republic of Croatia 7.00% 2002(1)...................................       300,000          288,000
                    City of Moscow 9.50% 2000*..........................................       370,000          356,665
                    City of Moscow 9.50% 2000...........................................       750,000          725,625
                    Ministry of Finance Russia 10.00% 2007..............................       670,000          599,231
                    Province of Quebec 13.25% 2014......................................       625,000          723,544
                    Republic of Argentina zero coupon 2001..............................     1,600,000        1,689,000
                    Republic of Argentina 5.50% 2000(1).................................JPY 60,000,000          475,771
                    Republic of Argentina 8.00% 1998(1).................................     1,200,000        1,183,800
                    Republic of Panama 6.84% 1998(2)....................................     1,800,006        1,758,426
                    Russian Federation 10.00% 2007......................................       270,000          238,950
                    State of Israel 6.38% 2005..........................................       635,000          626,802
                    Tucuman Province Secured Medium Term 9.45% 2004.....................       163,929          160,650
                                                                                                           -------------
                                                                                                              8,826,464
                                                                                                           -------------
                    REAL ESTATE -- 0.7%
                    Real Estate Investment Trusts -- 0.7%
                    Chelsea GCA Realty, Inc. 7.75% 2001.................................       570,000          587,317
                    Dynex Capital Corp. 7.88% 2002......................................       750,000          756,795
                    Felcor Suites LP 7.38% 2004.........................................       705,000          705,296
                    Liberty Property Trust 7.10% 2004...................................       640,000          650,105
                    Tanger Properties Ltd. 8.75% 2001...................................       760,000          781,850
                                                                                                           -------------
                                                                                                              3,481,363
                                                                                                           -------------
                    U.S. GOVERNMENT & AGENCIES -- 16.2%
                    U.S. Government & Agencies -- 16.2%
                    Federal Home Loan Mortgage Corp. 5.50% 2008.........................     1,971,071        1,882,037
                    Federal Home Loan Mortgage Corp. 6.35% 2018.........................     3,000,000        3,001,860
                    Federal Home Loan Mortgage Corp. 6.50% 2099 TBA.....................     5,000,000        4,985,900
                    Federal Home Loan Mortgage Corp. 7.00% 1999 TBA.....................     4,000,000        4,047,480
                    Federal Home Loan Mortgage Corp. 7.50% 2099 TBA.....................     3,000,000        3,063,750
                    Federal National Mortgage Association 6.50% 2025....................       542,378          533,906
                    Federal National Mortgage Association 6.50% 2025....................       637,626          627,667
                    Federal National Mortgage Association 6.50% 2025....................       751,154          739,421

                                                           ---------------------

                                                                                            PRINCIPAL
                                         BONDS & NOTES (continued)                           AMOUNT            VALUE

                    ----------------------------------------------------------------------------------------------------

                    U.S. GOVERNMENT & AGENCIES (continued)
                    U.S. Government & Agencies (continued)
                    Federal National Mortgage Association 6.50% 2026....................   $   993,826     $    976,126
                    Federal National Mortgage Association 6.50% 2099....................     1,000,000          980,620
                    Federal National Mortgage Association 6.50% 2099....................     4,000,000        4,000,000
                    Federal National Mortgage Association 7.00% 2024....................     1,232,926        1,185,544
                    Federal National Mortgage Association 7.00% 2099....................    12,000,000       12,022,440
                    Government National Mortgage Association 7.00% 2023.................       393,293          394,398
                    Government National Mortgage Association 7.00% 2023.................       222,057          222,681
                    Government National Mortgage Association 7.00% 2023.................       544,591          546,121
                    Government National Mortgage Association 7.00% 2023.................       929,925          935,439
                    Government National Mortgage Association 7.00% 2023.................       231,513          232,164
                    Government National Mortgage Association 7.00% 2023.................       458,785          461,506
                    Government National Mortgage Association 7.00% 2023.................       549,756          553,016
                    Government National Mortgage Association 7.00% 2023.................       546,439          547,975
                    Government National Mortgage Association 7.00% 2023.................       190,334          190,869
                    Government National Mortgage Association 7.00% 2023.................       259,920          261,462
                    Government National Mortgage Association 7.00% 2023.................        62,125           62,494
                    Government National Mortgage Association 7.00% 2023.................       491,746          494,971
                    Government National Mortgage Association 7.50% 2023.................       862,056          881,987
                    Government National Mortgage Association 7.50% 2099 TBA.............     8,000,000        8,160,000
                    Government National Mortgage Association 8.00% 2026.................       216,701          224,082
                    Government National Mortgage Association 8.00% 2026.................       683,849          707,140
                    Government National Mortgage Association 8.00% 2099 TBA.............     3,000,000        3,102,180
                    United States Treasury Bonds 7.63% 2025.............................     1,070,000        1,281,828
                    United States Treasury Bonds 7.88% 2021@............................     2,510,000        3,045,333
                    United States Treasury Bonds 8.13% 2021.............................       200,000          248,968
                    United States Treasury Bonds 8.75% 2020.............................     6,360,000        8,369,378
                    United States Treasury Bonds Strip zero coupon 2004.................    15,690,000       10,452,835
                    United States Treasury Bonds Strip zero coupon 2017.................        50,000           14,997
                    United States Treasury Bonds Strip zero coupon 2019.................        40,000           10,423
                    United States Treasury Bonds Strip zero coupon 2020.................     7,920,000        2,003,760
                    United States Treasury Bonds Strip zero coupon 2021.................     1,000,000          230,270
                    United States Treasury Bonds Strip zero coupon 2005.................     2,800,000        1,809,752
                    United States Treasury Notes 5.63% 2000.............................     1,850,000        1,839,307
                                                                                                           -------------
                                                                                                             85,332,087
                                                                                                           -------------
                    UTILITIES -- 0.5%
                    Electric Utilities -- 0.5%
                    Central Maine Power Co. 7.45% 1999..................................       885,000          892,744
                    Korea Electric Power Corp. 7.40% 2016...............................       607,862          651,847
                    Niagara Mohawk Power Corp. 6.88% 2003...............................       870,000          868,921

                    Gas & Pipeline Utilities -- 0.0%
                    Bridas Corp. 9.50% 1999*............................................       130,000          131,137
                    Bridas Corp. 12.50% 1999............................................        60,000           63,545
                                                                                                           -------------
                                                                                                              2,608,194
                                                                                                           -------------
                    TOTAL BONDS & NOTES (cost $181,316,232).............................                    183,878,911
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $446,121,825).....................                    496,830,860
                                                                                                           -------------

---------------------

                                                                                            PRINCIPAL
                                       SHORT-TERM SECURITIES -- 2.0%                         AMOUNT            VALUE
                    ----------------------------------------------------------------------------------------------------

                    CORPORATE SHORT-TERM NOTES -- 0.7%
                    Advanta Corporation Medium Term Notes 7.00% due 9/16/98.............   $ 1,350,000     $  1,351,013
                    Arkla, Inc. 9.20% due 12/18/97......................................       250,000          250,290
                    Blockbuster Entertainment Corp. 6.63% due 2/15/98...................       580,000          579,919
                    General Motors Acceptance Corp. 7.63% due 3/9/98....................       585,000          587,445
                    Tele-Communications, Inc. 7.13% due 2/2/98..........................     1,000,000        1,000,770
                                                                                                           -------------
                                                                                                              3,769,437
                                                                                                           -------------
                    FOREIGN SHORT-TERM NOTES -- 1.3%
                    Acindar Industries 11.66% due 11/12/98..............................       440,000          435,147
                    Banco Nacional de Desenvolvimento Economico e Social 10.38% due
                      4/27/98...........................................................       220,000          222,200
                    Empresa Col de Petroleos 7.25% due 7/8/98...........................       240,000          240,600
                    Empresas Ica Sociedad ADS 9.75% due 2/11/98.........................     1,810,000        1,823,575
                    Globo Participacoes Limitada zero coupon due 4/20/98(1).............       280,000          270,200
                    Nacional Financiera, Inc. 5.88% due 2/17/98.........................       310,000          309,031
                    Nacional Financiera, Inc. 8.13% due 4/9/98*.........................       160,000          159,800
                    Petroleo Brasileiro SA 7.25% due 2/6/98.............................       250,000          249,089
                    Polysindo Eka Perkasa zero coupon due 11/19/98(1)...................     1,000,000          849,890
                    Polysindo Eka Perkasa zero coupon due 7/14/98.......................     1,000,000          906,144
                    Republic of Argentina zero coupon due 3/20/98.......................       800,000          779,785
                    Republic of Argentina zero coupon due 10/16/98......................        50,000           46,234
                    Republic of Argentina zero coupon due 4/4/98(1).....................       110,170          109,895
                    Republic of Argentina zero coupon due 4/6/98(1).....................       105,800          105,535
                    Trikem SA 10.63% due 5/8/98(1)......................................       380,000          355,300
                                                                                                           -------------
                                                                                                              6,862,425
                                                                                                           -------------
                    TOTAL SHORT-TERM SECURITIES (cost $10,747,235)......................                     10,631,862
                                                                                                           -------------

                                        REPURCHASE AGREEMENT -- 10.0%
                    ----------------------------------------------------------------------------------------------------

                    REPURCHASE AGREEMENT -- 10.0%
                    Agreement with State Street Bank and Trust, Co., bearing interest of
                      5.55% dated 11/28/97, to be repurchased 12/01/97 in the amount of
                      $52,528,283 and collateralized by $40,990,000 U.S. Treasury Note
                      8.5% due 2/15/20 approximate aggregate value $53,525,366 (cost
                      $52,504,000).......................................................    52,504,000      52,504,000
                                                                                                           -------------
                    TOTAL INVESTMENTS --
                      (cost $509,364,650)                                           106.3%                  559,966,722
                    Total currency swap agreement, at value(3)--                     (0.0)                       (8,410)
                    Liabilities in excess of other assets --                         (6.3)                  (33,372,917)
                                                                                   ------                  -------------
                    NET ASSETS --                                                   100.0%                 $526,585,395
                                                                                                           ==============
                                                                                   ======

              -----------------------------

               +  Non-income producing securities

               *  Resale restricted to qualified institutional buyers

              (1) Fair valued security; see Note 2

              (2) Variable rate security; rate as of November 30, 1997

              (3) The Portfolio entered into a currency swap agreement with
                  Swiss Bank Corporation ("Swiss Bank"). Under the agreement the Portfolio will pay Swiss Bank 3,300,000 Yen each year commencing September 6, 1997 until September 6, 2000, with an additional payment of 60,000,000 Yen due September 6, 2000. In return, Swiss Bank will pay the Portfolio $21,570 on March 6 and September 6 each year commencing March 6, 1997 until September 6, 2000 with an additional payment of $488,003 due September 6, 2000.

              ADS -- American Depository Shares

              JPY  -- Japanese Yen

              @ The security or a portion thereof represents collateral for the currency swap agreement and the following open futures contracts:

                                                           ---------------------

                    OPEN FUTURES CONTRACTS
                    ------------------------------------------------------------------------------------------------------------

                                                                                                                     UNREALIZED
                    NUMBER OF                                  EXPIRATION        VALUE AT         VALUE AS OF      APPRECIATION/
                    CONTRACTS           DESCRIPTION               DATE          TRADE DATE     NOVEMBER 30, 1997    DEPRECIATION
                    ------------------------------------------------------------------------------------------------------------
                      18 Long   90 Day Euro Dollar.........  December 1997      $  4,228,569      $ 4,234,726        $    6,157
                      45 Long   90 Day Euro Dollar.........  December 1997         4,871,441        4,864,219            (7,222)
                       5 Long   90 Day Euro Dollar.........  March 1998            1,174,532        1,176,812             2,280
                       4 Long   90 Day Euro Dollar.........  June 1998               936,725          940,900             5,175
                       5 Long   90 Day Euro Dollar.........  September 1998        1,172,657        1,175,375             2,718
                      41 Long   90 Day Euro Dollar.........  December 1998         4,641,885        4,886,688           244,803
                      10 Long   U.S. 2 Year Note...........  March 1998            2,073,500        2,072,812              (688)
                      31 Long   U.S. 10 Year Note..........  March 1998            3,458,633        3,452,625            (6,008)
                      16 Long   U.S. 20 Year Note..........  March 1998            1,904,632        1,904,500              (132)
                                                                                                                   --------------
                                Net Unrealized Appreciation.....................................................     $  247,083
                                                                                                                   =============

              -----------------------------

              TBA -- Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement.

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    UTILITY PORTFOLIO                  INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                             COMMON STOCK -- 80.0%                              SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER STAPLES -- 0.7%
                    Food, Beverage & Tobacco -- 0.7%
                    RJR Nabisco Holdings Corp. ............................................        4,600    $   167,612
                                                                                                            -------------
                    ENERGY -- 4.2%
                    Energy Sources -- 4.2%
                    Atlantic Richfield Co. ................................................        1,800        146,700
                    Sonat, Inc. ...........................................................        9,800        426,912
                    Texaco, Inc. ..........................................................        2,200        124,300
                    Ultramar Diamond Shamrock Corp.+.......................................       10,900        331,769
                                                                                                            -------------
                                                                                                              1,029,681
                                                                                                            -------------
                    INDUSTRIAL & COMMERCIAL -- 0.8%
                    Multi-Industry -- 0.8%
                    Viag AG................................................................          400        203,278
                                                                                                            -------------
                    INFORMATION TECHNOLOGY -- 2.7%
                    Telecommunications -- 2.7%
                    U.S. West Communications Group.........................................       14,500        655,219
                                                                                                            -------------
                    REAL ESTATE -- 8.4%
                    Real Estate Investment Trusts -- 8.4%
                    Associated Estates Realty Corp. .......................................       10,200        230,138
                    Avalon Properties, Inc. ...............................................        5,100        156,825
                    Boston Properties, Inc. ...............................................        7,100        231,637
                    Duke Realty Investments, Inc. .........................................       13,300        305,900
                    Equity Residential Properties Trust....................................        4,500        225,000
                    Liberty Property Trust.................................................        6,100        170,419
                    Meditrust Corp. .......................................................        8,977        341,126
                    Price REIT, Inc. ......................................................        2,600        102,700
                    Security Capital Industrial Trust......................................        2,300         57,931
                    Security Capital Pacific Trust.........................................        8,614        209,428
                                                                                                            -------------
                                                                                                              2,031,104
                                                                                                            -------------
                    UTILITIES -- 63.2%
                    Electric Utilities -- 32.2%
                    Central & South West Corp. ............................................        5,100        127,500
                    Cinergy Corp. .........................................................        9,400        334,875
                    DPL, Inc. .............................................................       16,700        438,375
                    DQE, Inc. .............................................................       13,500        448,031
                    Duke Energy Corp. .....................................................       10,768        559,936
                    Electric de Portugal...................................................        9,680        174,960
                    Entergy Corp. .........................................................       21,700        564,200
                    Florida Progress Corp. ................................................        3,400        120,488
                    FPL Group, Inc. .......................................................       12,500        699,219
                    Montana Power Co. .....................................................        6,900        188,887
                    National Power PLC Corp. ADR...........................................        3,400        127,713
                    New Century Energies, Inc. ............................................        5,000        221,250
                    NIPSCO Industries, Inc. ...............................................       12,700        594,519
                    PacifiCorp.............................................................       24,600        573,487
                    Pinnacle West Capital Corp. ...........................................       11,900        458,894
                    Potomac Electric Power Co. ............................................        1,000         24,750

                                                           ---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES (continued)
                    Electric Utilities (continued)
                    Public Service Enterprise Group, Inc. .................................        5,300    $   154,694
                    Puget Sound Energy, Inc. ..............................................       11,100        306,637
                    Southern Co. ..........................................................       19,400        465,600
                    TECO Energy, Inc. .....................................................       16,600        425,375
                    Texas Utilities Co. ...................................................       13,000        520,000
                    Union Electric Co. ....................................................        5,000        199,062
                    UtiliCorp United, Inc. ................................................        3,700        126,494

                    Gas & Pipeline Utilities -- 18.6%
                    AGL Resources, Inc. ...................................................        1,500         29,438
                    American Water Works, Inc. ............................................        2,400         68,850
                    Atmos Energy Corp. ....................................................        1,400         37,188
                    CMS Energy Corp. ......................................................       19,600        771,750
                    Columbia Gas Systems, Inc. ............................................        1,800        130,950
                    Consolidated Natural Gas Co. ..........................................        8,700        525,262
                    El Paso Natural Gas Co. ...............................................        5,600        343,700
                    Enron Corp. ...........................................................       12,200        472,750
                    Keyspan Energy Corp. ..................................................        2,900         96,606
                    MAPCO, Inc. ...........................................................        3,500        150,938
                    MCN Energy Group Inc. .................................................       15,500        591,906
                    New Jersey Resources Corp. ............................................        1,100         38,294
                    Pacific Enterprises....................................................       15,300        541,237
                    PG&E Corp. ............................................................       11,500        324,875
                    SCANA Corp.............................................................        9,100        251,387
                    Williams Cos., Inc. ...................................................        3,050        162,984

                    Telephone -- 12.4%
                    Ameritech Corp. .......................................................        2,800        215,775
                    Bell Atlantic Corp. ...................................................        5,000        446,250
                    BellSouth Corp. .......................................................        7,200        394,200
                    Cincinnati Bell, Inc. .................................................        1,500         44,250
                    GTE Corp. .............................................................        7,300        369,106
                    MCI Communications Corp. ..............................................       10,600        465,738
                    SBC Communications, Inc. ..............................................        7,600        553,375
                    Sprint Corp. ..........................................................        8,900        521,206
                                                                                                            -------------
                                                                                                             15,402,961
                                                                                                            -------------
                    TOTAL COMMON STOCK (cost $17,496,482)..................................                  19,489,855
                                                                                                            -------------

                                                          PREFERRED STOCK -- 8.3%
                    ----------------------------------------------------------------------------------------------------
                    ENERGY -- 1.2%
                    Energy Sources -- 1.2%
                    Unocal Capital Trust 6.25% convertible.................................        5,000        288,125
                                                                                                            -------------
                    FINANCE -- 3.5%
                    Banks -- 1.0%
                    National Australia Bank Ltd. 7.88%.....................................        8,500        239,062

                    Financial Services -- 2.5%
                    Merrill Lynch & Co., 6.25% convertible.................................        6,000        210,000
                    Salomon, Inc. 6.25% convertible........................................        6,800        387,600
                                                                                                            -------------
                                                                                                                836,662
                                                                                                            -------------

---------------------

                                          PREFERRED STOCK (continued)                           SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    MATERIALS -- 0.4%
                    Metals & Minerals -- 0.4%
                    Coeur D' Alene Mines Corp. 7.00% convertible...........................        8,100    $   106,819
                                                                                                            -------------
                    UTILITIES -- 3.2%
                    Electric Utilities -- 0.8%
                    CalEnergy Capital Trust II 6.25%*......................................        4,000        197,500

                    Gas & Pipeline Utilities -- 2.4%
                    MCN Financing III 8.00%................................................        3,000        179,250
                    Williams Cos., Inc. 3.50%..............................................        3,300        413,738
                                                                                                            -------------
                                                                                                                790,488
                                                                                                            -------------
                    TOTAL PREFERRED STOCK (cost $1,974,598)................................                   2,022,094
                                                                                                            -------------

                                                                                              PRINCIPAL
                                           CONVERTIBLE BONDS -- 0.5%                            AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    HEALTHCARE -- 0.5%
                    Drugs -- 0.5%
                    Roche Holdings, Inc. zero coupon 2012 convertible* (cost $121,296).....   $  300,000        133,874
                                                                                                            -------------
                    TOTAL INVESTMENT SECURITIES (cost $19,592,376).........................                  21,645,823
                                                                                                            -------------
                                                       SHORT-TERM SECURITIES -- 11.5%
                    ----------------------------------------------------------------------------------------------------
                    TIME DEPOSIT -- 11.5%
                    Cayman Island Time Deposit with State Street Bank & Trust Co.
                      4.50% due 12/1/97 (cost $2,801,000)..................................    2,801,000      2,801,000
                                                                                                            -------------
                    TOTAL INVESTMENTS --
                      (cost $22,393,376)                                              100.3%                 24,446,823
                    Liabilities in excess of other assets --                           (0.3)                    (80,696)
                                                                                     ------                 -------------
                    NET ASSETS --                                                     100.0%                $24,366,127
                                                                                     ======                 =============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              * Resale restricted to qualified institutional buyers

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH-INCOME PORTFOLIO            INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                            COMMON STOCK -- 90.8%                             SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 4.4%
                    Apparel & Textiles -- 0.5%
                    Nautica Enterprises, Inc.+...........................................       115,000    $  3,227,188

                    Automotive -- 1.0%
                    Harley-Davidson, Inc.................................................       115,000       3,040,313
                    Magna International, Inc., Class A ADR...............................        46,000       2,903,750

                    Housing -- 1.0%
                    Home Depot, Inc......................................................       115,000       6,432,812

                    Retail -- 1.9%
                    Dayton Hudson Corp...................................................        77,000       5,115,687
                    Kohl's Corp.+........................................................        44,000       3,184,500
                    Kroger Co.+..........................................................       110,000       3,788,125
                                                                                                             ----------
                                                                                                             27,692,375
                                                                                                             ----------
                    CONSUMER STAPLES -- 13.1%
                    Food, Beverage & Tobacco -- 7.6%
                    Campbell Soup Co.....................................................       102,000       5,712,000
                    Coca-Cola Co.........................................................       250,000      15,625,000
                    Coca-Cola Enterprises, Inc...........................................       110,000       3,361,875
                    Nabisco Holdings Corp., Class A......................................        93,000       4,336,125
                    Philip Morris Cos., Inc..............................................       360,000      15,660,000
                    Tyson Foods, Inc., Class A...........................................       145,000       2,628,125

                    Household Products -- 5.5%
                    Colgate-Palmolive Co.................................................        93,000       6,213,562
                    Estee Lauder Cos., Inc., Class A.....................................        59,900       3,208,394
                    Gillette Co..........................................................        79,700       7,357,306
                    Procter & Gamble Co..................................................       146,000      11,141,625
                    Sunbeam Corp.........................................................        83,000       3,657,188
                    United States Industries, Inc.+......................................        97,800       2,518,350
                                                                                                             ----------
                                                                                                             81,419,550
                                                                                                             ----------
                    ENERGY -- 5.7%
                    Energy Services -- 1.8%
                    BJ Services Co.+.....................................................        38,000       2,728,875
                    Nabors Industries, Inc.+.............................................        90,000       3,155,625
                    Noble Drilling Corp.+................................................       100,000       3,006,250
                    Transocean Offshore, Inc.............................................        46,100       2,186,869

                    Energy Sources -- 3.9%
                    Apache Corp..........................................................        70,000       2,572,500
                    Gulf Canada Resources Ltd.+..........................................       300,000       2,100,000
                    Texaco, Inc..........................................................       290,000      16,385,000
                    USX-Marathon Group, Inc..............................................        95,000       3,253,750
                                                                                                             ----------
                                                                                                             35,388,869
                                                                                                             ----------

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE -- 16.3%
                    Banks -- 6.7%
                    Banc One Corp........................................................       112,000    $  5,754,000
                    Chase Manhattan Corp.................................................        60,000       6,517,500
                    Citicorp.............................................................        58,000       6,956,375
                    First Union Corp.....................................................       133,800       6,522,750
                    Fleet Financial Group, Inc...........................................        75,000       4,954,687
                    NationsBank Corp.....................................................       106,000       6,366,625
                    U.S. Bancorp.........................................................        41,000       4,410,063

                    Financial Services -- 6.9%
                    Federal National Mortgage Association................................       130,000       6,865,625
                    First Data Corp......................................................        58,000       1,642,125
                    Household International, Inc.........................................        29,500       3,717,000
                    MBNA Corp............................................................       180,000       4,781,250
                    Merrill Lynch & Co., Inc.............................................       106,000       7,439,875
                    Morgan Stanley, Dean Witter, Discover & Co...........................       156,265       8,487,143
                    PennCorp Financial Group, Inc........................................        75,000       2,535,937
                    Travelers Group, Inc.................................................       153,600       7,756,800

                    Insurance -- 2.7%
                    American International Group, Inc....................................        82,000       8,266,625
                    Hartford Financial Services, Inc.....................................        31,000       2,596,250
                    PMI Group, Inc.......................................................        53,300       3,464,500
                    Travelers Property Casualty Corp., Class A...........................        65,000       2,583,750
                                                                                                             ----------
                                                                                                            101,618,880
                                                                                                             ----------
                    HEALTHCARE -- 13.3%
                    Drugs -- 8.8%
                    Bristol-Myers Squibb Co..............................................       130,000      12,171,250
                    GelTex Pharmaceuticals, Inc.+........................................       135,000       3,780,000
                    IDEC Pharmaceuticals Corp.+..........................................        85,000       2,969,688
                    Merck & Co., Inc.....................................................       154,900      14,647,731
                    Pfizer, Inc..........................................................       155,000      11,276,250
                    Schering-Plough Corp.................................................       160,000      10,030,000

                    Health Services -- 0.6%
                    United Healthcare Corp...............................................        70,000       3,644,375

                    Medical Products -- 3.9%
                    Abbott Laboratories, Inc.............................................        97,000       6,305,000
                    Centocor, Inc.+......................................................        77,200       3,358,200
                    Genzyme Corp.........................................................        92,000       2,466,750
                    Johnson & Johnson Co.................................................       104,000       6,545,500
                    Medtronic, Inc.......................................................       112,700       5,381,425
                                                                                                             ----------
                                                                                                             82,576,169
                                                                                                             ----------
                    INDUSTRIAL & COMMERCIAL -- 9.6%
                    Aerospace & Military Technology -- 2.4%
                    AlliedSignal, Inc....................................................       180,000       6,682,500
                    Boeing Co............................................................       100,000       5,312,500
                    Gulfstream Aerospace Corp.+..........................................       105,000       3,084,375

                    Business Services -- 0.4%
                    USA Waste Services, Inc.+............................................        65,000       2,149,062

                    Electrical Equipment -- 3.5%
                    General Electric Co..................................................       290,000      21,387,500

                    Machinery -- 0.9%
                    Applied Materials, Inc.+.............................................       174,000       5,742,000

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL (continued)
                    Multi-Industry -- 1.4%
                    Tyco International Ltd...............................................       131,800    $  5,173,150
                    United Technologies Corp.............................................        50,000       3,746,875

                    Transportation -- 1.0%
                    CNF Transportation, Inc..............................................        80,000       3,480,000
                    Union Pacific Corp...................................................             1              60
                    Wisconsin Central Transportation Corp.+..............................        95,000       2,861,875
                                                                                                             ----------
                                                                                                             59,619,897
                                                                                                             ----------
                    INFORMATION & ENTERTAINMENT -- 6.6%
                    Broadcasting & Media -- 2.9%
                    Gannett Co., Inc.....................................................        66,000       3,832,125
                    Liberty Media Group, Corp., Class A+.................................       128,975       4,352,906
                    New York Times Co., Class A..........................................        44,000       2,612,500
                    Reuters Holdings PLC, Class B ADR....................................        66,000       4,463,250
                    Scripps (E.W) Co., Class A...........................................        75,000       3,154,688

                    Leisure & Tourism -- 3.7%
                    Carnival Corp., Class A..............................................        95,200       5,146,750
                    Disney (Walt) Co.....................................................       110,000      10,443,125
                    US Airways Group, Inc.+..............................................        75,000       4,134,375
                    Viad Corp............................................................       160,000       3,050,000
                                                                                                             ----------
                                                                                                             41,189,719
                                                                                                             ----------
                    INFORMATION TECHNOLOGY -- 16.0%
                    Communication Equipment -- 2.5%
                    ADC Telecommunications, Inc.+........................................        75,000       2,789,063
                    Cox Communications, Inc., Class A+...................................       110,000       3,733,125
                    DSC Communications Corp.+............................................       100,000       2,256,250
                    Northern Telecom Ltd.................................................        40,400       3,628,425
                    Tellabs, Inc.+.......................................................        60,000       3,120,000

                    Computers & Business Equipment -- 2.8%
                    Compaq Computer Corp.................................................       118,500       7,398,844
                    Dell Computer Corp.+.................................................        80,000       6,735,000
                    Staples, Inc.+.......................................................       110,000       3,100,625

                    Electronics -- 4.0%
                    Altera Corp.+........................................................        66,000       3,089,625
                    Intel Corp...........................................................       180,000      13,972,500
                    National Semiconductor Corp.+........................................       105,000       3,478,125
                    Solectron Corp.+.....................................................        70,000       2,550,625
                    Xilinx, Inc.+........................................................        55,000       1,900,937

                    Software -- 5.1%
                    Cisco Systems, Inc.+.................................................       100,000       8,625,000
                    Microsoft Corp.+.....................................................       125,000      17,687,500
                    Oracle Systems Corp.+................................................       165,000       5,496,562

                    Telecommunications -- 1.6%
                    Lucent Technologies, Inc.............................................        80,000       6,410,000
                    Teleport Communications Group Inc., Class A+.........................        75,000       3,675,000
                                                                                                             ----------
                                                                                                             99,647,206
                                                                                                             ----------
                    MATERIALS -- 1.5%
                    Chemicals -- 0.9%
                    Monsanto Co..........................................................       120,000       5,242,500
                    Solutia, Inc.........................................................        24,000         547,500

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    MATERIALS (continued)
                    Metals & Minerals -- 0.6%
                    Sealed Air Corp.+....................................................        60,000    $  3,412,500
                                                                                                             ----------
                                                                                                              9,202,500
                                                                                                             ----------
                    UTILITIES -- 4.3%
                    Electric Utilities -- 1.8%
                    AES Corp.+...........................................................        70,000       2,563,750
                    FPL Group, Inc.......................................................       160,000       8,950,000

                    Gas & Pipeline Utilities -- 0.7%
                    CMS Energy Corp......................................................       110,000       4,331,250

                    Telephone -- 1.8%
                    MCI Communications Corp..............................................       130,000       5,711,875
                    WorldCom, Inc.+......................................................       165,000       5,280,000
                                                                                                             ----------
                                                                                                             26,836,875
                                                                                                             ----------
                    TOTAL INVESTMENT SECURITIES (cost $417,165,603)......................                   565,192,040
                                                                                                             ----------

                                                                                             PRINCIPAL
                                        SHORT-TERM SECURITIES -- 9.9%                         AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    TIME DEPOSIT -- 9.6%
                    Cayman Island Time Deposit with State Street Bank & Trust Co.
                      5.25% due 12/01/97 @...............................................   $59,665,000      59,665,000
                                                                                                             ----------
                    U.S. GOVERNMENT -- 0.3%
                    United States Treasury Bills 4.94% due 12/18/97 @....................     1,665,000       1,661,116
                                                                                                             ----------
                    TOTAL SHORT-TERM SECURITIES (cost $61,326,116).......................                    61,326,116
                                                                                                             ----------
                    TOTAL INVESTMENTS --
                      (cost $478,491,719)                                           100.7%                  626,518,156
                    Liabilities in excess of other assets --                         (0.7)                   (4,455,660)
                                                                                   ------                    ----------
                    NET ASSETS --                                                   100.0%                 $622,062,496
                                                                                   ======                    ==========

              -----------------------------

               + Non-income producing securities

              ADR -- American Depository Receipt

              @ The security or a portion thereof represents collateral for the following open futures contracts:

                    OPEN FUTURES CONTRACTS
                    ---------

                                                                                                  VALUE AS OF
                    NUMBER OF                                          EXPIRATION     VALUE AT    NOVEMBER 30,    UNREALIZED
                    CONTRACTS               DESCRIPTION                   DATE       TRADE DATE       1997       APPRECIATION
                    ---------               -----------                ----------    ----------   ------------   ------------
                     128 Long   Standard & Poor's 500 Index........  December 1997   $30,368,000  $30,556,800      $188,800
                                                                                                                 ===========

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FEDERATED VALUE PORTFOLIO          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                             COMMON STOCK -- 93.3%                              SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 8.5%
                    Apparel & Textiles -- 1.3%
                    Russell Corp...........................................................       24,500    $   748,781

                    Automotive -- 1.3%
                    Borg-Warner Automotive, Inc............................................        9,100        428,838
                    General Motors Corp....................................................        6,000        366,000

                    Housing -- 1.0%
                    Centex Corp............................................................        9,000        570,375

                    Retail -- 4.9%
                    Dayton Hudson Corp.....................................................       12,600        837,112
                    Kmart Corp.+...........................................................       83,500      1,048,969
                    Wal-Mart Stores, Inc...................................................       25,500      1,018,406
                                                                                                            -------------
                                                                                                              5,018,481
                                                                                                            -------------
                    CONSUMER STAPLES -- 9.4%
                    Food, Beverage & Tobacco -- 6.9%
                    Archer-Daniels-Midland Co..............................................       39,500        844,312
                    CPC International, Inc.................................................        7,500        775,313
                    PepsiCo, Inc...........................................................       23,500        866,562
                    Philip Morris Cos., Inc................................................        8,000        348,000
                    RJR Nabisco Holdings Corp..............................................       12,500        455,469
                    Sara Lee Corp..........................................................       14,500        766,688

                    Household Products -- 2.5%
                    Rubbermaid, Inc........................................................       22,900        555,325
                    Unilever NV............................................................       16,000        929,000
                                                                                                            -------------
                                                                                                              5,540,669
                                                                                                            -------------
                    ENERGY -- 12.3%
                    Energy Services -- 1.0%
                    Occidental Petroleum Corp..............................................       20,500        608,594

                    Energy Sources -- 11.3%
                    Amerada Hess Corp......................................................        8,000        448,000
                    Chevron Corp...........................................................        7,500        601,406
                    Exxon Corp.............................................................        9,500        579,500
                    Houston Industries, Inc................................................       24,000        568,500
                    Mobil Corp.............................................................        8,500        611,469
                    Royal Dutch Petroleum Co...............................................        9,500        500,531
                    Sun Co., Inc...........................................................       28,500      1,152,469
                    Texaco, Inc............................................................        9,000        508,500
                    USX-Marathon Group, Inc................................................       33,000      1,130,250
                    YPF Sociedad Anonima ADR...............................................       16,500        553,781
                                                                                                            -------------
                                                                                                              7,263,000
                                                                                                            -------------
                    FINANCE -- 11.4%
                    Banks -- 1.1%
                    Republic New York Corp.................................................        6,000        652,500

---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Financial Services -- 4.1%
                    Bear Stearns Cos., Inc.................................................       14,000    $   581,000
                    H&R Block, Inc.........................................................       12,500        512,500
                    Morgan Stanley, Dean Witter, Discover and Co...........................       11,500        624,594
                    Nationwide Financial Services, Inc., Class A...........................        7,000        239,312
                    Travelers Group, Inc...................................................        8,500        429,250

                    Insurance -- 6.2%
                    Allstate Corp..........................................................        6,000        515,250
                    CIGNA Corp.............................................................        7,000      1,170,750
                    General Re Corp........................................................        2,600        516,100
                    Loews Corp.............................................................        4,500        477,563
                    Marsh & McLennan Cos., Inc.............................................       13,500      1,004,906
                                                                                                            -------------
                                                                                                              6,723,725
                                                                                                            -------------
                    HEALTHCARE -- 9.0%
                    Drugs -- 5.2%
                    Bristol-Myers Squibb Co................................................       13,000      1,217,125
                    Merck & Co., Inc.......................................................        6,000        567,375
                    Perrigo Co.+...........................................................       15,500        220,875
                    Pharmacia & Upjohn, Inc................................................       32,500      1,096,875

                    Health Services -- 1.1%
                    United Healthcare Corp.................................................        8,500        442,531
                    Vencor, Inc.+..........................................................        9,000        218,250

                    Medical Products -- 2.7%
                    Abbott Laboratories, Inc...............................................        9,000        585,000
                    Biomet, Inc............................................................       15,400        367,675
                    US Surgical Corp.......................................................       23,500        619,813
                                                                                                            -------------
                                                                                                              5,335,519
                                                                                                            -------------
                    INDUSTRIAL & COMMERCIAL -- 13.6%
                    Aerospace & Military Technology -- 1.0%
                    General Motors Corp., Class H..........................................        8,500        569,500
                    Business Services -- 3.9%
                    Browning-Ferris Industries, Inc........................................       14,924        532,600
                    Johnson Controls, Inc..................................................       15,500        710,094
                    Waste Management, Inc..................................................       43,500      1,071,187

                    Electrical Equipment -- 1.1%
                    AMP, Inc...............................................................       15,500        673,281

                    Machinery -- 2.1%
                    Cincinnati Milacron, Inc...............................................        9,600        283,800
                    Ingersoll-Rand Co......................................................       24,000        981,000

                    Multi-Industry -- 1.9%
                    ITT Industries, Inc....................................................       34,500      1,095,375

                    Transportation -- 3.6%
                    Abb Ab ADR.............................................................        4,200        520,800
                    AMR Corp.+.............................................................        3,700        448,394
                    CNF Transportation, Inc................................................       14,400        626,400
                    Ryder System, Inc......................................................       14,000        508,375
                                                                                                            -------------
                                                                                                              8,020,806
                                                                                                            -------------

                                                           ---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 2.8%
                    Broadcasting & Media -- 2.6%
                    News Corp., Ltd. ADR...................................................        4,000    $    86,750
                    Readers Digest Association, Inc., Class A..............................       24,500        586,469
                    Viacom, Inc., Class A+.................................................       14,500        503,875
                    Viacom, Inc., Class B+.................................................       10,500        367,500

                    Leisure & Tourism -- 0.2%
                    Tricon Global Restaurants, Inc.+.......................................        2,350         79,459
                                                                                                            -------------
                                                                                                              1,624,053
                                                                                                            -------------
                    INFORMATION TECHNOLOGY -- 11.7%
                    Computers & Business Equipment -- 5.0%
                    Cabletron Systems, Inc.+...............................................       12,000        276,000
                    International Business Machines Corp...................................        5,500        602,594
                    Lexmark International Group, Inc., Class A+............................       19,500        621,562
                    Seagate Technology, Inc.+..............................................       20,000        453,750
                    Storage Technology Corp.+..............................................       15,500      1,000,719

                    Electronics -- 1.2%
                    Matsushita Electric Industrial Co., Ltd. ADR...........................        4,500        697,781

                    Software -- 2.5%
                    First Data Corp........................................................       31,500        891,844
                    Novell, Inc.+..........................................................       64,000        592,000

                    Telecommunications -- 3.0%
                    Tele-Communications TCI Ventures Group, Series A+......................       11,263        254,825
                    Tele-Communications, Inc., Series A+...................................       37,500        858,984
                    U.S. West Communications Group.........................................       14,500        655,219
                                                                                                            -------------
                                                                                                              6,905,278
                                                                                                            -------------
                    MATERIALS -- 4.5%
                    Chemicals -- 2.5%
                    Arco Chemical Co.......................................................        6,900        316,106
                    Dow Chemical Co........................................................        7,500        740,625
                    Eastman Kodak Co.......................................................        6,300        381,938

                    Forest Products -- 1.2%
                    Consolidated Papers, Inc...............................................        5,500        296,313
                    Louisiana-Pacific Corp.................................................       21,500        434,031

                    Metals & Minerals -- 0.8%
                    USX-US Steel Group, Inc................................................       15,700        491,606
                                                                                                            -------------
                                                                                                              2,660,619
                                                                                                            -------------
                    REAL ESTATE -- 1.2%
                    Real Estate Companies -- 0.3%
                    Security Capital Group, Inc., Class B+.................................        6,500        208,813

                    Real Estate Investment Trusts -- 0.9%
                    Boston Properties, Inc.................................................       15,500        505,687
                                                                                                            -------------
                                                                                                                714,500
                                                                                                            -------------
                    UTILITIES -- 8.9%
                    Electric Utilities -- 2.0%
                    Entergy Corp...........................................................       23,500        611,000
                    Public Service Enterprise Group, Inc...................................       20,000        583,750

                    Gas & Pipeline Utilities -- 3.0%
                    Coastal Corp...........................................................        8,500        497,781
                    Columbia Gas Systems, Inc..............................................        6,000        436,500
                    Pacific Gas & Electric Co..............................................       29,500        833,375

---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES (continued)
                    Telephone -- 3.9%
                    GTE Corp...............................................................        7,000    $   353,938
                    MCI Communications Corp................................................       27,900      1,225,856
                    SBC Communications, Inc................................................        9,501        691,772
                                                                                                            -------------
                                                                                                              5,233,972
                                                                                                            -------------
                    TOTAL COMMON STOCK (cost $48,922,930)..................................                  55,040,622
                                                                                                            -------------

                                            PREFERRED STOCK -- 1.9%
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 1.9%
                    Broadcasting & Media -- 1.9%
                    News Corp. Ltd. ADR (cost $898,748)....................................       57,000      1,125,750
                                                                                                            -------------
                    TOTAL INVESTMENT SECURITIES (cost $49,821,678).........................                  56,166,372
                                                                                                            -------------

                                                                                              PRINCIPAL
                                         SHORT-TERM SECURITIES -- 5.3%                          AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    TIME DEPOSIT -- 5.3%
                    Cayman Island Time Deposit with State Street Bank & Trust Co. 4.50% due
                      12/1/97 (cost $3,130,000)............................................   $3,130,000      3,130,000
                                                                                                            -------------
                    TOTAL INVESTMENTS --
                      (cost $52,951,678)                                             100.5%                  59,296,372
                    Liabilities in excess of other assets --                          (0.5)                    (272,428)
                                                                                    ------                  -------------
                    NET ASSETS --                                                    100.0%                 $59,023,944
                                                                                    ======                  =============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    VENTURE VALUE PORTFOLIO            INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                           COMMON STOCK -- 88.3%                             SHARES            VALUE
                    -----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 4.2%
                    Apparel & Textiles -- 1.3%
                    Nike, Inc., Class B.................................................       296,700    $   14,445,581

                    Housing -- 2.2%
                    Masco Corp. ........................................................       529,100        24,933,837
                    Maytag Corp. .......................................................         4,200           135,713

                    Retail -- 0.7%
                    Harcourt General, Inc. .............................................       150,600         8,245,350
                                                                                                            ------------
                                                                                                              47,760,481
                                                                                                            ------------
                    CONSUMER STAPLES -- 6.0%
                    Food, Beverage & Tobacco -- 6.0%
                    Archer-Daniels-Midland Co. .........................................       610,920        13,058,420
                    Coca-Cola Co. ......................................................        12,400           775,000
                    Gallaher Group PLC ADR..............................................         4,200            90,038
                    Nestle SA ADR.......................................................       338,600        24,913,680
                    Philip Morris Cos., Inc. ...........................................       557,900        24,268,650
                    Tyson Foods, Inc., Class A..........................................       276,400         5,009,750

                    Household Products -- 0.0%
                    Fortune Brands, Inc. ...............................................         4,200           151,988
                                                                                                            ------------
                                                                                                              68,267,526
                                                                                                            ------------
                    ENERGY -- 9.2%
                    Energy Services -- 7.3%
                    British Petroleum Co. PLC ADR.......................................        81,995         6,805,585
                    Burlington Resources, Inc. .........................................       341,300        15,187,850
                    Cooper Cameron Corp.+...............................................       203,300        12,388,593
                    EVI, Inc.+..........................................................       165,300         8,502,619
                    Halliburton Co. ....................................................       494,800        26,688,275
                    Nabors Industries, Inc.+............................................        44,900         1,574,306
                    Schlumberger Ltd. ..................................................       149,100        12,272,794

                    Energy Sources -- 1.9%
                    Amerada Hess Corp. .................................................         1,800           100,800
                    Amoco Corp. ........................................................         1,400           126,000
                    Atlantic Richfield Co. .............................................         4,800           391,200
                    Chevron Corp. ......................................................         8,100           649,519
                    Exxon Corp. ........................................................        24,800         1,512,800
                    Mobil Corp. ........................................................         2,200           158,262
                    Noble Affiliates, Inc. .............................................       245,557         9,116,304
                    Pioneer Natural Resources Co. ......................................       167,100         5,336,756
                    Sonat, Inc. ........................................................         2,200            95,838
                    Tosco Corp. ........................................................       122,800         3,998,675
                                                                                                            ------------
                                                                                                             104,906,176
                                                                                                            ------------
                    FINANCE -- 32.9%
                    Banks -- 11.2%
                    Banc One Corp. .....................................................       273,980        14,075,723
                    BankAmerica Corp. ..................................................       388,800        28,382,400
                    Barnett Banks, Inc. ................................................         2,800           197,050
                    Citicorp. ..........................................................       189,475        22,725,158
                    First Union Corp. ..................................................        35,400         1,725,750

---------------------

                                          COMMON STOCK (continued)                           SHARES            VALUE
                    -----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Banks (continued)
                    Golden West Financial Corp. ........................................        73,000    $    6,542,625
                    U.S. Bancorp........................................................       131,400        14,133,712
                    Wells Fargo & Co. ..................................................       129,000        39,635,250

                    Financial Services -- 12.0%
                    American Express Co. ...............................................       434,100        34,239,637
                    Donaldson, Lufkin & Jenrette, Inc. .................................       106,800         7,783,050
                    Federal Home Loan Mortgage Corp. ...................................       339,600        14,008,500
                    Morgan (J.P.) & Co., Inc. ..........................................        81,800         9,340,537
                    Morgan Stanley, Dean Witter, Discover & Co. ........................       497,425        27,016,395
                    State Street Corp. .................................................       159,600         9,496,200
                    TCF Financial Corp. ................................................        44,100         2,607,413
                    Travelers Group, Inc. ..............................................       646,995        32,673,248

                    Insurance -- 9.4%
                    20th Century Industries.............................................       147,500         3,715,156
                    Allstate Corp. .....................................................       204,495        17,561,008
                    American International Group, Inc. .................................        62,700         6,320,944
                    Berkley (W.R.) Corp. ...............................................       201,600         8,391,600
                    Chubb Corp. ........................................................       180,700        12,818,406
                    General Re Corp.....................................................       177,500        35,233,750
                    Progressive Corp., Ohio.............................................       100,900        10,291,800
                    Transatlantic Holdings, Inc. .......................................       144,000        10,287,000
                    UNUM Corp. .........................................................        56,000         2,656,500

                    Investment Companies -- 0.3%
                    Morgan Stanley Asia-Pacific Fund....................................       475,467         3,536,286
                                                                                                            ------------
                                                                                                             375,395,098
                                                                                                            ------------
                    HEALTHCARE -- 5.3%
                    Drugs -- 4.1%
                    American Home Products Corp. .......................................         2,200           153,725
                    Bristol-Myers Squibb Co. ...........................................        51,600         4,831,050
                    Lilly (Eli) & Co. ..................................................        60,200         3,796,362
                    Merck & Co., Inc. ..................................................        25,100         2,373,519
                    Pfizer, Inc. .......................................................       185,200        13,473,300
                    SmithKline Beecham PLC ADR..........................................       446,600        22,162,525

                    Medical Products -- 1.2%
                    Johnson & Johnson Co. ..............................................        55,700         3,505,619
                    Novartis AG ADR.....................................................       125,900        10,058,302
                                                                                                            ------------
                                                                                                              60,354,402
                                                                                                            ------------
                    INDUSTRIAL & COMMERCIAL -- 6.2%
                    Aerospace & Military Technology -- 0.8%
                    Boeing Co. .........................................................       170,300         9,047,188

                    Business Services -- 0.0%
                    ACNielsen Corp.+....................................................           133             2,984
                    Cognizant Corp.+....................................................           400            17,150
                    Dun & Bradstreet Corp. .............................................           400            11,200
                    Waste Management, Inc. .............................................         1,400            34,475

                                                           ---------------------

                                          COMMON STOCK (continued)                           SHARES            VALUE
                    -----------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL (continued)
                    Electrical Equipment -- 0.1%
                    General Electric Co. ...............................................        12,200    $      899,750

                    Machinery -- 1.1%
                    Smith International, Inc.+..........................................       194,200        12,428,800

                    Transportation -- 4.2%
                    Burlington Northern Santa Fe........................................       273,400        25,016,100
                    Illinois Central Corp. .............................................       211,650         7,632,628
                    Union Pacific Corp. ................................................       253,400        15,204,000
                                                                                                            ------------
                                                                                                              70,294,275
                                                                                                            ------------
                    INFORMATION & ENTERTAINMENT -- 5.6%
                    Broadcasting & Media -- 2.8%
                    AirTouch Communications, Inc.+......................................       413,600        16,233,800
                    Gannett Co., Inc. ..................................................       188,600        10,950,588
                    Tribune Co. ........................................................        89,800         5,062,475
                    Washington Post Co., Class B........................................           100            45,525

                    Leisure & Tourism -- 2.8%
                    McDonald's Corp. ...................................................       661,800        32,097,300
                                                                                                            ------------
                                                                                                              64,389,688
                                                                                                            ------------
                    INFORMATION TECHNOLOGY -- 13.9%
                    Communication Equipment -- 0.2%
                    Molex, Inc. ........................................................        66,225         2,520,689

                    Computers & Business Equipment -- 7.3%
                    Hewlett-Packard Co. ................................................       630,900        38,524,332
                    International Business Machines Corp. ..............................       405,200        44,394,725

                    Electronics -- 5.0%
                    Intel Corp. ........................................................       154,400        11,985,300
                    Motorola, Inc. .....................................................       233,200        14,662,450
                    Novellus Systems, Inc.+.............................................       188,600         7,096,075
                    Texas Instruments, Inc. ............................................       472,000        23,246,000

                    Telecommunications -- 1.4%
                    360 Communications Co.+.............................................       298,600         5,748,050
                    Globalstar Telecommunications Ltd.+.................................        21,148         1,048,148
                    Loral Space & Communications Corp.+.................................        83,200         1,846,000
                    Qwest Communications International, Inc.+...........................       129,500         7,073,937
                                                                                                            ------------
                                                                                                             158,145,706
                                                                                                            ------------
                    MATERIALS -- 1.0%
                    Chemicals -- 0.0%
                    Dow Chemical Co. ...................................................           600            59,250

                    Forest Products -- 0.0%
                    International Paper Co. ............................................         1,300            61,669
                    Union Camp Corp. ...................................................         2,000           120,125

                    Metals & Minerals -- 1.0%
                    Martin Marietta Materials, Inc. ....................................       312,300        10,813,387
                                                                                                            ------------
                                                                                                              11,054,431
                                                                                                            ------------
                    REAL ESTATE -- 4.0%
                    Real Estate Companies -- 0.8%
                    Crescent Operating, Inc.+...........................................        45,330           759,277
                    The Rouse Co. ......................................................       272,700         8,590,050

---------------------

                                          COMMON STOCK (continued)                           SHARES            VALUE
                    -----------------------------------------------------------------------------------------------------
                    REAL ESTATE (continued)
                    Real Estate Investment Trusts -- 3.2%
                    Crescent Real Estate Equities Co. ..................................       449,400    $   17,301,900
                    Federal Realty Investment Trust.....................................        47,800         1,203,963
                    General Growth Properties...........................................       224,500         8,278,437
                    Kimco Realty Corp. .................................................        10,550           362,656
                    Saul Centers, Inc. .................................................        30,500           537,563
                    Simon DeBartolo Group, Inc. ........................................           400            13,075
                    United Dominion Realty Trust, Inc. .................................        52,200           766,688
                    Vornado Realty Trust................................................       159,400         7,143,112
                    Weingarten Realty Investors.........................................        15,200           633,650
                                                                                                            ------------
                                                                                                              45,590,371
                                                                                                            ------------
                    UTILITIES -- 0.0%
                    Electric Utilities -- 0.0%
                    Carolina Power & Light Co. .........................................           900            33,637
                    Duke Energy Corp. ..................................................         1,400            72,800
                    Edison International................................................           700            18,769
                    Enova Corp. ........................................................           500            13,000
                    New England Electric Systems........................................           500            20,625
                    Southern Co. .......................................................         1,600            38,400
                    Wisconsin Energy Corp. .............................................           800            21,600

                    Telephone -- 0.0%
                    SBC Communications, Inc. ...........................................         1,200            87,375
                                                                                                            ------------
                                                                                                                 306,206
                                                                                                            ------------
                    TOTAL COMMON STOCK (cost $765,631,967)..............................                   1,006,464,360
                                                                                                            ------------

                    PREFERRED STOCK -- 0.5%
                    -----------------------------------------------------------------------------------------------------
                    FINANCE -- 0.3%
                    Banks -- 0.1%
                    Banc One Corp., Series convertible 3.50%............................         7,500           735,938

                    Financial Services -- 0.2%
                    Devon Financing Trust convertible 6.50%.............................        30,700         2,256,450
                                                                                                            ------------
                                                                                                               2,992,388
                                                                                                            ------------
                    INFORMATION & ENTERTAINMENT -- 0.1%
                    Broadcasting & Media -- 0.1%
                    AirTouch Communications, Inc., Class C convertible 4.25%............        24,597         1,488,117
                                                                                                            ------------
                    REAL ESTATE -- 0.1%
                    Real Estate Companies -- 0.0%
                    Rouse Co., Series B 3.00%...........................................        10,000           500,000

                    Real Estate Investment Trusts -- 0.1%
                    Vornado Realty Trust, Series A 6.50%................................         9,100           609,131
                                                                                                            ------------
                                                                                                               1,109,131
                                                                                                            ------------
                    TOTAL PREFERRED STOCK (cost $4,810,031).............................                       5,589,636
                                                                                                            ------------
                    TOTAL INVESTMENT SECURITIES (cost $770,441,998).....................                   1,012,053,997
                                                                                                            ------------

                                                           ---------------------

                                                                                            PRINCIPAL
                                       SHORT-TERM SECURITIES -- 11.0%                        AMOUNT            VALUE
                    -----------------------------------------------------------------------------------------------------
                    FEDERAL AGENCY OBLIGATIONS -- 11.0%
                    Federal Home Loan Mortgage Discount Notes 5.46% 12/01/97............   $12,275,000    $   12,275,000
                    Federal Home Loan Mortgage Discount Notes 5.48% 12/02/97............    20,000,000        19,996,956
                    Federal Home Loan Mortgage Discount Notes 5.48% 12/03/97............    26,080,000        26,072,060
                    Federal Home Loan Mortgage Discount Notes 5.48% 12/05/97............    12,210,000        12,202,565
                    Federal Home Loan Mortgage Discount Notes 5.48% 12/10/97............    18,900,000        18,874,107
                    Federal National Mortgage Association Discount Notes 5.50%
                      12/11/97..........................................................    13,820,000        13,798,886
                    Federal National Mortgage Association Discount Notes 5.60%
                      12/11/97..........................................................    22,920,000        22,884,347
                                                                                                          ---------------
                    TOTAL SHORT-TERM SECURITIES (cost $126,103,921).....................                     126,103,921
                                                                                                          ---------------
                    TOTAL INVESTMENTS --
                      (cost $896,545,919)                             99.8%                                1,138,157,918
                    Other assets less liabilities --                   0.2                                     1,895,369
                                                                     -----                                --------------
                    NET ASSETS --                                    100.0%                               $1,140,053,287
                                                                     =====                                ==============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    PUTNAM GROWTH PORTFOLIO            INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                            COMMON STOCK -- 94.8%                             SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 13.1%
                    Apparel & Textiles -- 0.9%
                    Liz Claiborne, Inc...................................................        40,800    $  2,050,200

                    Housing -- 0.9%
                    Masco Corp...........................................................        44,700       2,106,488

                    Retail -- 11.3%
                    Consolidated Stores Corp.+...........................................        57,750       2,808,094
                    Costco Cos., Inc.+...................................................        83,000       3,677,937
                    CVS Corp.............................................................        87,139       5,783,851
                    Dayton Hudson Corp...................................................        41,700       2,770,444
                    Safeway, Inc.+.......................................................        27,300       1,658,475
                    TJX Cos., Inc........................................................        67,000       2,311,500
                    Wal-Mart Stores, Inc.................................................       131,700       5,259,769
                    Walgreen Co..........................................................        75,100       2,417,281
                                                                                                           -------------
                                                                                                             30,844,039
                                                                                                           -------------
                    CONSUMER STAPLES -- 8.6%
                    Food, Beverage & Tobacco -- 3.3%
                    Campbell Soup Co.....................................................        29,400       1,646,400
                    Coca-Cola Enterprises, Inc...........................................        79,900       2,441,944
                    ConAgra, Inc.........................................................        64,000       2,300,000
                    Sara Lee Corp........................................................        26,300       1,390,612

                    Household Products -- 5.3%
                    Clorox Co............................................................        35,200       2,732,400
                    Colgate-Palmolive Co.................................................        37,300       2,492,106
                    Estee Lauder Cos., Inc., Class A.....................................        22,500       1,205,156
                    Procter & Gamble Co..................................................        78,600       5,998,163
                                                                                                           -------------
                                                                                                             20,206,781
                                                                                                           -------------
                    ENERGY -- 6.2%
                    Energy Services -- 3.9%
                    Halliburton Co.......................................................        86,400       4,660,200
                    Schlumberger Ltd.....................................................        55,800       4,593,038

                    Energy Sources -- 2.3%
                    Exxon Corp...........................................................        56,500       3,446,500
                    Mobil Corp...........................................................        26,700       1,920,731
                                                                                                           -------------
                                                                                                             14,620,469
                                                                                                           -------------
                    FINANCE -- 16.6%
                    Banks -- 4.6%
                    Banc One Corp........................................................        12,000         616,500
                    BankAmerica Corp.....................................................        68,900       5,029,700
                    Barnett Banks, Inc...................................................        19,200       1,351,200
                    Comerica, Inc........................................................        33,000       2,811,187
                    Fifth Third Bancorp..................................................         9,400         662,700
                    SunTrust Banks, Inc..................................................         5,800         411,800

                    Financial Services -- 9.6%
                    American Express Co..................................................        64,100       5,055,888
                    Associates First Capital Corp. Class A...............................         7,400         475,450
                    Franklin Resources, Inc..............................................        19,600       1,761,550
                    MBNA Corp............................................................       125,925       3,344,883

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Financial Services (continued)
                    Morgan Stanley, Dean Witter, Discover & Co...........................        41,700    $  2,264,831
                    Travelers Group, Inc.................................................       105,000       5,302,500
                    Washington Mutual, Inc...............................................        62,400       4,313,400

                    Insurance -- 2.4%
                    American International Group, Inc....................................        32,350       3,261,285
                    Conseco, Inc.........................................................        49,700       2,314,156
                                                                                                           -------------
                                                                                                             38,977,030
                                                                                                           -------------
                    HEALTHCARE -- 13.1%
                    Drugs -- 12.0%
                    Bristol-Myers Squibb Co..............................................        59,600       5,580,050
                    Cardinal Health, Inc.................................................        26,100       1,977,075
                    Lilly (Eli) & Co.....................................................        50,500       3,184,656
                    Merck & Co., Inc.....................................................        44,300       4,189,119
                    Pfizer, Inc..........................................................        72,300       5,259,825
                    Schering-Plough Corp.................................................        52,100       3,266,019
                    Warner-Lambert Co....................................................        33,100       4,629,862

                    Health Services -- 1.1%
                    HEALTHSOUTH Corp.+...................................................       100,100       2,627,625

                    Medical Products -- 0.0%
                    Guidant Corp.........................................................         1,700         109,225
                                                                                                           -------------
                                                                                                             30,823,456
                                                                                                           -------------
                    INDUSTRIAL & COMMERCIAL -- 10.1%
                    Business Services -- 1.1%
                    Quintiles Transnational Corp.+.......................................        13,300       1,039,063
                    USA Waste Services, Inc.+............................................        43,300       1,431,606

                    Electrical Equipment -- 5.0%
                    General Electric Co..................................................       116,000       8,555,000
                    Westinghouse Electric Corp...........................................       102,900       3,087,000

                    Machinery -- 0.9%
                    Ingersoll-Rand Co....................................................        54,400       2,223,600

                    Multi-Industry -- 3.1%
                    Textron, Inc.........................................................        49,600       2,932,600
                    Tyco International Ltd...............................................       110,200       4,325,350
                                                                                                           -------------
                                                                                                             23,594,219
                                                                                                           -------------
                    INFORMATION & ENTERTAINMENT -- 5.1%
                    Broadcasting & Media -- 2.9%
                    Gannett Co., Inc.....................................................        89,600       5,202,400
                    Interpublic Group of Cos., Inc.......................................        35,600       1,706,575

                    Leisure & Tourism -- 2.2%
                    Carnival Corp., Class A..............................................        36,300       1,962,469
                    Marriott International, Inc..........................................        44,000       3,187,250
                                                                                                           -------------
                                                                                                             12,058,694
                                                                                                           -------------
                    INFORMATION TECHNOLOGY -- 19.5%
                    Communication Equipment -- 1.7%
                    Ericsson (L.M.) Telephone Co. ADR Class B............................        46,900       1,896,519
                    Tellabs, Inc.+.......................................................        40,900       2,126,800

                    Computers & Business Equipment -- 3.8%
                    Compaq Computer Corp.+...............................................        41,100       2,566,181
                    Dell Computer Corp.+.................................................        25,500       2,146,781

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY (continued)
                    Computers & Business Equipment (continued)
                    EMC Corp.+...........................................................        93,200    $  2,825,125
                    Hewlett-Packard Co...................................................        18,200       1,111,338
                    Pitney Bowes, Inc....................................................         2,300         193,344

                    Electronics -- 2.4%
                    Applied Materials, Inc.+.............................................        34,600       1,141,800
                    Motorola, Inc........................................................        40,300       2,533,862
                    Texas Instruments, Inc...............................................        39,200       1,930,600

                    Software -- 10.3%
                    BMC Software, Inc.+..................................................        53,000       3,438,375
                    Computer Associates International, Inc...............................        70,650       3,678,216
                    Compuware Corp.+.....................................................        53,800       1,879,638
                    HBO & Co. ...........................................................        69,500       3,118,812
                    Microsoft Corp.+.....................................................        51,900       7,343,850
                    Parametric Technology Corp.+.........................................        37,400       1,891,038
                    PeopleSoft, Inc.+....................................................        43,400       2,839,987

                    Telecommunications -- 1.3%
                    Lucent Technologies, Inc.............................................        30,200       2,419,775
                    Tele-Communications TCI Ventures Group, Series A+....................        25,900         585,987
                                                                                                           -------------
                                                                                                             45,668,028
                                                                                                           -------------
                    UTILITIES -- 2.5%
                    Telephone -- 2.5%
                    SBC Communications, Inc..............................................        16,300       1,186,844
                    Sprint Corp..........................................................        77,900       4,562,018
                                                                                                           -------------
                                                                                                              5,748,862
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $176,927,574)......................                   222,541,578
                                                                                                           -------------

                                                                                             PRINCIPAL
                    REPURCHASE AGREEMENT -- 5.2%                                              AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 5.2%
                    Agreement with SBC Warburg, bearing interest of 5.67% dated 11/28/97, to be repurchased 12/1/97 in the amount of $12,233,778 and collateralized by $8,233,000 U.S. Treasury Notes 10.625% due
                      08/15/15 approximate aggregate value $12,473,023 (cost
                      $12,228,000).......................................................   $12,228,000      12,228,000
                                                                                                           -------------
                    TOTAL INVESTMENTS --
                      (cost $189,155,574)                                  100.0%                           234,769,578
                    Liabilities in excess of other assets --                 0.0                                (43,364)
                                                                          ------                           -------------
                    NET ASSETS --                                          100.0%                          $234,726,214
                                                                          ======                           =============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH/PHOENIX INVESTMENT
    COUNSEL PORTFOLIO                  INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                            COMMON STOCK -- 98.6%                              SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 8.1%
                    Housing -- 1.7%
                    Home Depot, Inc. .....................................................       65,000    $  3,635,937

                    Retail -- 6.4%
                    Borders Group, Inc.+..................................................       50,000       1,428,125
                    CVS Corp. ............................................................       60,000       3,982,500
                    Rite Aid Corp. .......................................................       62,400       4,102,800
                    Safeway, Inc.+........................................................       75,500       4,586,625
                                                                                                           ------------
                                                                                                             17,735,987
                                                                                                           ------------
                    CONSUMER STAPLES -- 6.7%
                    Food, Beverage & Tobacco -- 2.6%
                    Philip Morris Cos., Inc. .............................................      132,500       5,763,750

                    Household Products -- 4.1%
                    Colgate-Palmolive Co. ................................................       34,000       2,271,625
                    Gillette Co. .........................................................       48,600       4,486,388
                    Sunbeam Corp. ........................................................       47,700       2,101,781
                                                                                                           ------------
                                                                                                             14,623,544
                                                                                                           ------------
                    ENERGY -- 12.4%
                    Energy Services -- 8.4%
                    BJ Services Co.+......................................................       26,000       1,867,125
                    Cooper Cameron Corp.+.................................................       14,400         877,500
                    Diamond Offshore Drilling, Inc. ......................................       34,900       1,740,637
                    Halliburton Co. ......................................................       64,900       3,500,544
                    Nabors Industries, Inc.+..............................................       36,600       1,283,287
                    Noble Drilling Corp.+.................................................       30,600         919,913
                    Rowan Cos., Inc.+.....................................................       27,600         938,400
                    Santa Fe International Corp.+.........................................       30,100       1,262,319
                    Schlumberger Ltd. ....................................................       49,100       4,041,544
                    Transocean Offshore, Inc. ............................................       39,700       1,883,269

                    Energy Sources -- 4.0%
                    Elf Aquitaine SA ADR..................................................       52,800       3,022,800
                    Tosco Corp. ..........................................................      105,000       3,419,062
                    YPF Sociedad Anonima ADR..............................................       66,300       2,225,194
                                                                                                           ------------
                                                                                                             26,981,594
                                                                                                           ------------
                    FINANCE -- 15.8%
                    Banks -- 8.4%
                    AmSouth Bancorp. .....................................................       10,000         520,625
                    Banco Rio de La Plata SA ADR+.........................................       65,000         816,563
                    BankAmerica Corp. ....................................................       57,200       4,175,600
                    BankBoston Corp. .....................................................       36,900       3,288,712
                    Citicorp..............................................................       22,000       2,638,625
                    Fleet Financial Group, Inc. ..........................................        1,900         125,519
                    Mellon Bank Corp. ....................................................       65,000       3,684,687
                    NationsBank Corp. ....................................................       51,500       3,093,219

                    Financial Services -- 4.9%
                    American Express Co. .................................................       40,000       3,155,000

---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Compass Bancshares, Inc. .............................................       14,200    $    568,000
                    Franklin Resources, Inc. .............................................        4,100         368,487
                    Merrill Lynch & Co., Inc. ............................................       30,000       2,105,625
                    Price (T. Rowe) Associates, Inc. .....................................       10,100         656,500
                    Travelers Group, Inc. ................................................       75,000       3,787,500

                    Insurance -- 2.5%
                    Allstate Corp. .......................................................       45,000       3,864,375
                    Hartford Financial Services, Inc. ....................................       18,400       1,541,000
                                                                                                           ------------
                                                                                                             34,390,037
                                                                                                           ------------
                    HEALTHCARE -- 18.1%
                    Drugs -- 13.6%
                    Bristol-Myers Squibb Co. .............................................       36,700       3,436,038
                    Cardinal Health, Inc. ................................................       44,500       3,370,875
                    Elan Corp. PLC ADR+...................................................       22,300       1,176,325
                    Lilly (Eli) & Co. ....................................................       49,700       3,134,206
                    Pfizer, Inc. .........................................................      106,200       7,726,050
                    SmithKline Beecham PLC ADR............................................       90,000       4,466,250
                    Warner-Lambert Co. ...................................................       31,900       4,462,012
                    Watson Pharmaceuticals, Inc.+.........................................       66,300       1,972,425

                    Health Services -- 1.0%
                    HEALTHSOUTH Corp.+....................................................       83,900       2,202,375

                    Medical Products -- 3.5%
                    Centocor, Inc.+.......................................................       37,800       1,644,300
                    Guidant Corp. ........................................................       56,400       3,623,700
                    Medtronic, Inc. ......................................................       49,400       2,358,850
                                                                                                           ------------
                                                                                                             39,573,406
                                                                                                           ------------
                    INDUSTRIAL & COMMERCIAL -- 6.1%
                    Electrical Equipment -- 2.1%
                    General Electric Co. .................................................       62,500       4,609,375

                    Machinery -- 1.0%
                    Deere & Co. ..........................................................       41,100       2,252,794

                    Multi-Industry -- 2.1%
                    Tyco International Ltd. ..............................................      115,000       4,513,750

                    Transportation -- 0.9%
                    Federal Express Corp.+................................................       30,000       2,011,875
                                                                                                           ------------
                                                                                                             13,387,794
                                                                                                           ------------
                    INFORMATION & ENTERTAINMENT -- 4.6%
                    Broadcasting & Media -- 4.6%
                    AirTouch Communications, Inc.+........................................      139,700       5,483,225
                    Chancellor Media Corp.+...............................................       20,800       1,249,300
                    Liberty Media Group Corp., Class A+...................................       97,700       3,297,375
                                                                                                           ------------
                                                                                                             10,029,900
                                                                                                           ------------
                    INFORMATION TECHNOLOGY -- 23.8%
                    Communication Equipment -- 1.4%
                    CIENA Corp.+..........................................................       57,000       3,078,000

                    Computers & Business Equipment -- 8.0%
                    EMC Corp.+............................................................      113,000       3,425,313
                    International Business Machines Corp. ................................      106,800      11,701,275
                    Staples, Inc.+........................................................       83,500       2,353,656

                                                           ---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY (continued)
                    Electronics -- 7.9%
                    Adaptec, Inc.+........................................................       66,400    $  3,286,800
                    Linear Technology Corp. ..............................................       16,400       1,055,750
                    National Semiconductor Corp.+.........................................       92,200       3,054,125
                    Philips Electronics NV ADR............................................      113,200       7,584,400
                    Texas Instruments, Inc. ..............................................       45,000       2,216,250

                    Software -- 5.4%
                    BMC Software, Inc.+...................................................       35,200       2,283,600
                    Cisco Systems, Inc.+..................................................       33,500       2,889,375
                    Compuware Corp.+......................................................       67,400       2,354,787
                    HBO & Co.+............................................................       75,100       3,370,112
                    J.D. Edwards & Co.+...................................................        6,000         205,500
                    Yahoo!, Inc.+.........................................................       12,100         618,613

                    Telecommunications -- 1.1%
                    Lucent Technologies, Inc. ............................................       31,700       2,539,963
                                                                                                           ------------
                                                                                                             52,017,519
                                                                                                           ------------
                    MATERIALS -- 0.5%
                    Chemicals -- 0.5%
                    Solutia, Inc. ........................................................       49,000       1,117,813
                                                                                                           ------------
                    UTILITIES -- 2.5%
                    Telephone -- 2.5%
                    AT&T Corp. ...........................................................       99,300       5,548,387
                                                                                                           ------------
                    TOTAL INVESTMENT SECURITIES (cost $190,643,244).......................                  215,405,981
                                                                                                           ------------

                                                                                             PRINCIPAL
                                        SHORT-TERM SECURITIES -- 1.0%                          AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 1.0%
                    International Lease Finance Corp. 5.52% due 12/2/97...................   $1,615,000       1,614,752
                    Koch Industries 5.53% due 12/1/97.....................................      600,000         600,000
                                                                                                           ------------
                    TOTAL CORPORATE SHORT-TERM NOTES (cost $2,214,752)....................                    2,214,752
                                                                                                           ------------
                    TOTAL SHORT-TERM SECURITIES (cost $2,214,752).........................                    2,214,752
                                                                                                           ------------
                    TOTAL INVESTMENTS --
                      (cost $192,857,996)                              99.6%                                217,620,733
                    Other assets less liabilities --                    0.4                                     875,085
                                                                     ------                                ------------
                    NET ASSETS --                                     100.0%                               $218,495,818
                                                                     ======                                ============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ALLIANCE GROWTH PORTFOLIO  INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                            COMMON STOCK -- 95.7%                              SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 6.7%
                    Automotive -- 0.7%
                    Ford Motor Co.........................................................      104,900    $  4,510,700

                    Housing -- 3.8%
                    Home Depot, Inc.......................................................      482,600      26,995,438

                    Retail -- 2.2%
                    Dayton Hudson Corp....................................................      138,900       9,228,169
                    Kohl's Corp.+.........................................................       90,300       6,535,462
                                                                                                           ------------
                                                                                                             47,269,769
                                                                                                           ------------
                    CONSUMER STAPLES -- 8.1%
                    Food, Beverage & Tobacco -- 6.9%
                    Campbell Soup Co......................................................      106,400       5,958,400
                    Coca-Cola Co..........................................................      157,600       9,850,000
                    Philip Morris Cos., Inc...............................................      758,400      32,990,400

                    Household Products -- 1.2%
                    Colgate-Palmolive Co..................................................       37,000       2,472,062
                    Gillette Co...........................................................       60,600       5,594,138
                                                                                                           ------------
                                                                                                             56,865,000
                                                                                                           ------------
                    ENERGY -- 1.7%
                    Energy Services -- 1.5%
                    Halliburton Co........................................................      193,100      10,415,331

                    Energy Sources -- 0.2%
                    Texaco, Inc...........................................................       21,700       1,226,050
                                                                                                           ------------
                                                                                                             11,641,381
                                                                                                           ------------
                    FINANCE -- 24.3%
                    Banks -- 7.8%
                    Chase Manhattan Corp..................................................       98,594      10,709,773
                    Citicorp..............................................................      168,700      20,233,456
                    NationsBank Corp......................................................      107,200       6,438,700
                    Norwest Corp..........................................................      262,040       9,810,122
                    U.S. Bancorp..........................................................       70,275       7,558,955

                    Financial Services -- 14.7%
                    Associates First Capital Corp., Class A...............................       70,300       4,516,775
                    Federal National Mortgage Association.................................      261,100      13,789,344
                    First Data Corp.......................................................      153,400       4,343,138
                    Household International, Inc..........................................       48,600       6,123,600
                    MBNA Corp.............................................................    1,126,500      29,922,656
                    Merrill Lynch & Co., Inc..............................................      238,900      16,767,794
                    Morgan Stanley, Dean Witter, Discover & Co............................      403,800      21,931,387
                    Washington Mutual, Inc................................................       88,000       6,083,000

                    Insurance -- 1.8%
                    American International Group, Inc.....................................       51,100       5,151,519
                    Progressive Corp......................................................       76,100       7,762,200
                                                                                                           ------------
                                                                                                            171,142,419
                                                                                                           ------------

                                                           ---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    HEALTHCARE -- 11.5%
                    Drugs -- 8.5%
                    Merck & Co., Inc......................................................      259,200    $ 24,510,600
                    Pfizer, Inc...........................................................      193,000      14,040,750
                    Schering-Plough Corp..................................................      337,100      21,131,956

                    Health Services -- 2.9%
                    United Healthcare Corp................................................      392,800      20,450,150

                    Medical Products -- 0.1%
                    Medtronic, Inc........................................................       25,000       1,193,750
                                                                                                           ------------
                                                                                                             81,327,206
                                                                                                           ------------
                    INDUSTRIAL & COMMERCIAL -- 7.1%
                    Machinery -- 0.1%
                    Applied Materials, Inc.+..............................................       35,800       1,181,400

                    Multi-Industry -- 7.0%
                    Tyco International Ltd................................................      778,000      30,536,500
                    United Technologies Corp..............................................      249,100      18,666,931
                                                                                                           ------------
                                                                                                             50,384,831
                                                                                                           ------------
                    INFORMATION & ENTERTAINMENT -- 9.7%
                    Broadcasting & Media -- 3.5%
                    AirTouch Communications, Inc.+........................................      497,500      19,526,875
                    Liberty Media Group Corp., Class A+...................................      144,600       4,880,250

                    Leisure & Tourism -- 6.2%
                    Disney (Walt) Co......................................................      112,400      10,670,975
                    KLM Royal Dutch Air Lines NV ADR......................................       53,100       1,911,600
                    Northwest Airlines Corp. Class A+.....................................      273,200      11,337,800
                    UAL Corp.+............................................................      235,200      19,992,000
                                                                                                           ------------
                                                                                                             68,319,500
                                                                                                           ------------
                    INFORMATION TECHNOLOGY -- 24.3%
                    Communication Equipment -- 7.6%
                    Ericsson (L.M.) Telecommunications Co., Class B ADR...................      387,500      15,669,531
                    Nokia Corp., Class A ADR..............................................      457,400      38,021,375

                    Computers & Business Equipment -- 8.2%
                    Compaq Computer Corp..................................................      486,800      30,394,575
                    Dell Computer Corp.+..................................................      322,100      27,116,794

                    Electronics -- 2.0%
                    Intel Corp............................................................       55,300       4,292,663
                    KLA-Tencor Corp.+.....................................................      100,900       3,909,875
                    Texas Instruments, Inc................................................      126,600       6,235,050

                    Software -- 5.5%
                    Cisco Systems, Inc.+..................................................      298,500      25,745,625
                    Microsoft Corp.+......................................................       72,600      10,272,900
                    Oracle Systems Corp.+.................................................       74,600       2,485,112

                    Telecommunications -- 1.0%
                    Lucent Technologies, Inc..............................................       86,500       6,930,813
                                                                                                           ------------
                                                                                                            171,074,313
                                                                                                           ------------

---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES -- 2.3%
                    Telephone -- 2.3%
                    MCI Communications Corp...............................................      355,200    $ 15,606,600
                    WorldCom, Inc.+.......................................................       19,900         636,800
                                                                                                           ------------
                                                                                                             16,243,400
                                                                                                           ------------
                    TOTAL COMMON STOCK (cost $593,295,973)................................                  674,267,819
                                                                                                           ------------
                    WARRANTS -- 3.4%+
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY -- 3.4%
                    Electronics -- 3.4%
                    Intel Corp. 3/14/98 (cost $3,321,125).................................      422,000      24,027,625
                                                                                                           ------------
                    TOTAL INVESTMENT SECURITIES (cost $596,617,098).......................                  698,295,444
                                                                                                           ------------
                                                                                             PRINCIPAL
                    SHORT-TERM SECURITIES -- 1.3%                                              AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    TIME DEPOSIT -- 1.2%
                    Cayman Island Time Deposit with State Street Bank & Trust Co. 5.25%
                      due 12/01/97 @......................................................   $8,674,000       8,674,000
                                                                                                           ------------
                    U.S. GOVERNMENT -- 0.1%
                    United States Treasury Bills 4.91% due 12/18/97 @.....................      300,000         299,304
                                                                                                           ------------
                    TOTAL SHORT-TERM SECURITIES (cost $8,973,304).........................                    8,973,304
                                                                                                           ------------
                    TOTAL INVESTMENTS --
                      (cost $605,590,402)                                            100.4%                 707,268,748
                    Liabilities in excess of other assets --                          (0.4)                  (2,735,481)
                                                                                    ------                 ------------
                    NET ASSETS --                                                    100.0%                $704,533,267
                                                                                    ======                 ============

              -----------------------------

              +  Non-income producing securities

              ADR -- American Depository Receipt

              @ The security or a portion thereof represents collateral for the following open futures contracts:

                    OPEN FUTURES CONTRACTS
                    ------------------------------------------------------------------------------------------------------------

                    NUMBER OF                                    EXPIRATION        VALUE AT         VALUE AS OF       UNREALIZED
                    CONTRACTS            DESCRIPTION                DATE          TRADE DATE     NOVEMBER 30, 1997   DEPRECIATION
                    ------------------------------------------------------------------------------------------------------------
                                Standard & Poor's 500
                     24 Long    Index........................  December 1997      $  5,736,900      $ 5,729,400        $ (7,500)
                                                                                                                     ===========

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL EQUITIES PORTFOLIO          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                            COMMON STOCK -- 95.1%                             SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    ARGENTINA -- 0.3%
                    Telecommunications Argentina ADR, Class B (Information Technology)...        30,000    $    920,625
                                                                                                           ------------
                    AUSTRALIA -- 0.6%
                    Goodman Fielder Wattie Ltd. (Consumer Staples).......................       900,328       1,352,536
                    Normandy Mining Ltd. (Materials).....................................       658,000         566,138
                                                                                                           ------------
                                                                                                              1,918,674
                                                                                                           ------------
                    BELGIUM -- 1.0%
                    Barco NV (Industrial & Commercial)...................................         8,989       1,679,979
                    Bekaert SA (Industrial & Commercial).................................         2,700       1,678,943
                                                                                                           ------------
                                                                                                              3,358,922
                                                                                                           ------------
                    BRAZIL -- 0.2%
                    Telecomunicacoes Brasileirassa SA ADR (Information Technology).......         6,000         626,250
                                                                                                           ------------
                    DENMARK -- 0.7%
                    Den Danske Bank (Finance)+...........................................         7,300         866,769
                    Sophus Berendsen A/S, Series AB (Industrial & Commercial)............         9,000       1,407,842
                                                                                                           ------------
                                                                                                              2,274,611
                                                                                                           ------------
                    FINLAND -- 1.8%
                    Enso Oy, Series R (Materials)........................................       203,000       1,781,987
                    Huhtamaki Oy (Industrial & Commercial)...............................        19,100         816,829
                    Nokia Corp. AB, Class A ADR (Information Technology).................        35,569       2,862,146
                    Orion-yhtyma OY Series B (Healthcare)................................        21,000         807,488
                                                                                                           ------------
                                                                                                              6,268,450
                                                                                                           ------------
                    FRANCE -- 5.3%
                    Banque Nationale de Paris (Finance)..................................        30,248       1,475,687
                    Compagnie de St. Gobain (Materials)..................................        16,786       2,280,483
                    Compagnie Francaise d'Etudes et de Construction Technip (Industrial &
                      Commercial)........................................................         6,500         673,860
                    Elf Aquitaine SA (Energy)............................................        15,070       1,748,675
                    L'Air Liquide SA (Materials).........................................        11,600       1,825,487
                    Pinault Printemps Redoute (Consumer Discretionary)...................         5,400       2,762,523
                    Schneider SA (Industrial & Commercial)+..............................        43,000       2,301,763
                    Societe Generale (Finance)+..........................................        16,554       2,176,055
                    Total SA, Series B (Energy)..........................................        28,030       2,943,879
                                                                                                           ------------
                                                                                                             18,188,412
                                                                                                           ------------
                    GERMANY -- 1.8%
                    Adidas AG (Consumer Discretionary)...................................        15,400       2,170,060
                    Continental AG (Consumer Discretionary)..............................        48,900       1,238,097
                    Merck KGAA (Healthcare)..............................................        40,200       1,463,476
                    Schmalbach-Lubeca AG (Materials).....................................         7,300       1,368,103
                                                                                                           ------------
                                                                                                              6,239,736
                                                                                                           ------------
                    HONG KONG -- 2.1%
                    Cheung Kong Holdings Ltd. (Real Estate)..............................       274,000       1,931,749
                    CITIC Pacific Ltd. (Information & Entertainment).....................       368,000       1,466,230
                    Dickson Concept Industries Ltd. (Industrial & Commercial)............       223,000         418,289

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    HONG KONG (continued)
                    HSBC Holdings PLC (Finance)+.........................................        57,473    $  1,386,585
                    Sun Hung Kai Properties Ltd. (Real Estate)+..........................       244,000       1,862,282
                                                                                                           ------------
                                                                                                              7,065,135
                                                                                                           ------------
                    INDONESIA -- 0.4%
                    PT Indostat alien shares (Information Technology)+...................       350,000         794,037
                    PT Telekomunikasi Indonesia, Series B alien shares (Information
                      Technology)........................................................       559,000         409,959
                    PT Telekomunikasi Indonesia ADR (Information Technology).............         6,000          87,750
                    PT Tempo Scan Pacific (Healthcare)...................................       310,000         118,986
                                                                                                           ------------
                                                                                                              1,410,732
                                                                                                           ------------
                    ITALY -- 2.0%
                    Credito Italiano SpA (Finance).......................................     1,190,000       3,258,179
                    Istituto Mobiliare Italiano (Finance)................................        63,900         667,644
                    Telecom Italia Mobile SpA (Information Technology)...................       230,000         931,284
                    Telecom Italia SpA (Information Technology)..........................       344,111       2,145,266
                                                                                                           ------------
                                                                                                              7,002,373
                                                                                                           ------------
                    JAPAN -- 13.9%
                    Advantest Corp. (Information Technology).............................        28,900       1,999,506
                    Bank of Tokyo-Mitsubishi Ltd. (Finance)+.............................        91,300       1,323,448
                    Canon, Inc. (Information Technology).................................        60,000       1,447,992
                    Daito Trust Construction Co. (Industrial & Commercial)...............        95,130         614,199
                    Daiwa Securities Co., Ltd. (Finance).................................       375,000       1,307,542
                    Fujitec Co. (Information Technology).................................       102,000         505,105
                    Fujitsu Ltd. (Information Technology)................................       220,000       2,465,034
                    Hirose Electric Co., Ltd. (Industrial & Commercial)..................        12,000         721,175
                    Honda Motor Co., Ltd. (Consumer Discretionary).......................        69,000       2,497,787
                    Hoya Corp. (Healthcare)..............................................        28,000         855,632
                    Kokuyo Co., Ltd. (Industrial & Commercial)...........................        40,000         695,789
                    Kuraray Co., Ltd. (Materials)........................................        80,000         689,520
                    Long-Term Credit Bank of Japan Ltd. (Finance)........................       680,000       1,145,544
                    Mabuchi Motor Co., Ltd. (Consumer Discretionary).....................        25,000       1,310,480
                    Makita Corp. (Industrial & Commercial)...............................       166,000       1,964,035
                    Nichiei Co., Ltd. (Materials)........................................        18,100       1,985,504
                    Nintendo Co., Ltd. (Information & Entertainment).....................        15,900       1,644,505
                    Olympus Optical Co. (Information & Entertainment)....................       130,000         951,381
                    Omron Corp. (Industrial & Commercial)................................       106,000       1,810,617
                    Rohm Co. (Information Technology)....................................        36,000       3,554,163
                    Santen Pharmaceutical Co. (Healthcare)+..............................        61,320         840,823
                    Shiseido Co., Ltd. (Consumer Staples)................................        66,000         894,652
                    Sony Corp. (Information Technology)..................................        43,000       3,672,478
                    Sumitomo Electric Industries Ltd. (Industrial & Commercial)..........       132,000       1,768,619
                    Taisho Pharmaceutical Co., Ltd. (Healthcare).........................        40,000       1,002,938
                    TDK Corp. (Information Technology)...................................        48,000       3,911,459
                    Terumo Corp. (Healthcare)............................................       123,000       1,927,522
                    Yamaha Motor Co. (Consumer Discretionary)............................       209,000       1,398,519
                    Yamanouchi Pharmaceutical Co., Ltd. (Healthcare).....................       112,000       2,720,470
                                                                                                           ------------
                                                                                                             47,626,438
                                                                                                           ------------
                    KOREA -- 0.0%
                    Pohang Iron & Steel Co., Ltd. ADR (Materials)........................        11,000         183,563
                                                                                                           ------------
                    MEXICO -- 0.6%
                    Fomento Economico Mexicano SA de CV, Class B (Consumer Staples)+.....       155,000       1,256,833
                    Panamerican Beverages, Inc., Class A ADR (Consumer Staples)..........        26,000         890,500
                                                                                                           ------------
                                                                                                              2,147,333
                                                                                                           ------------

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    NETHERLANDS -- 4.2%
                    Akzo Nobel NV (Materials)+...........................................        19,810    $  3,484,917
                    ASM Lithography Holdings NV (Industrial & Commercial)................        38,000       2,395,914
                    ING Groep NV (Finance)...............................................        65,025       2,643,798
                    KLM Royal Dutch Air Lines NV (Information & Entertainment)...........        35,000       1,259,246
                    Philips Electronics NV (Information Technology)......................        18,000       1,189,252
                    Stork NV (Industrial & Commercial)...................................        45,600       1,670,447
                    Wolters Kluwer NV (Information & Entertainment)+.....................        12,500       1,654,884
                                                                                                           ------------
                                                                                                             14,298,458
                                                                                                           ------------
                    NORWAY -- 0.7%
                    Bergesen d.y. ASA, Class A (Industrial & Commercial).................        67,000       1,718,928
                    Den Norske Bank ASA (Finance)........................................       152,000         646,773
                                                                                                           ------------
                                                                                                              2,365,701
                                                                                                           ------------
                    PHILIPPINES -- 0.0%
                    Manila Electric Co., Class B (Utilities).............................        12,771          44,214
                                                                                                           ------------
                    SPAIN -- 1.5%
                    Banco Bilbao Vizcaya SA (Finance)....................................        40,500       1,223,610
                    Banco de Santander SA (Finance)......................................        21,000         635,169
                    Tabacalera SA, Series A (Consumer Staples)...........................        27,878       2,131,374
                    Telefonica de Espana SA (Utilities)..................................        42,500       1,225,606
                                                                                                           ------------
                                                                                                              5,215,759
                                                                                                           ------------
                    SWEDEN -- 1.3%
                    Ericsson L.M. Telecommunications Co., Classs B ADR (Information
                      Technology)........................................................        46,000       1,876,578
                    Volvo AB, Class B (Consumer Discretionary)...........................        62,700       1,672,758
                    Volvo AB, Class A (Consumer Discretionary)...........................        36,000         946,448
                                                                                                           ------------
                                                                                                              4,495,784
                                                                                                           ------------
                    SWITZERLAND -- 3.2%
                    Ciba Specialty Chemicals AG (Materials)+.............................        19,400       2,064,771
                    Nestle SA (Consumer Staples)+........................................         2,540       3,737,495
                    Novartis AG (Healthcare).............................................         1,300       2,077,009
                    Schindler Holding AG registered (Industrial & Commercial)............           400         454,482
                    Schindler Holding AG (Industrial & Commercial).......................           960       1,097,489
                    Zurich Versicherungsgesellschaft (Finance)...........................         3,480       1,464,441
                                                                                                           ------------
                                                                                                             10,895,687
                                                                                                           ------------
                    UNITED KINGDOM -- 8.6%
                    Bass PLC (Consumer Staples)+.........................................       190,800       2,739,060
                    Beazer Group PLC (Consumer Discretionary)............................       435,000       1,208,535
                    BPB Industries PLC (Materials).......................................        74,700         426,424
                    British Aerospace PLC (Industrial & Commercial)......................        79,100       2,158,848
                    British Airways PLC (Information & Entertainment)....................       140,000       1,269,716
                    British Petroleum Co. PLC (Energy)...................................        73,852       1,010,303
                    Compass Group PLC (Information & Entertainment)......................       204,400       2,440,644
                    Holliday Chemical Holdings PLC (Materials)...........................       334,860         978,394
                    HSBC Holdings PLC (Finance)..........................................        25,000         637,138
                    Kingfisher PLC (Consumer Discretionary)..............................        65,993         909,478
                    Ladbroke Group PLC (Information & Entertainment).....................       507,352       2,304,973
                    Lloyds TSB Group Ltd. PLC (Finance)..................................       187,000       2,131,815
                    Royal & Sun Alliance Insurance Group PLC (Finance)...................       187,967       1,692,049
                    Rugby Group PLC (Industrial & Commercial)............................       593,060       1,252,025
                    SmithKline Beecham PLC ADR (Healthcare)..............................        30,800       1,528,450
                    TI Group PLC (Industrial & Commercial)...............................        15,016         121,350
                    Tomkins PLC (Multi-industry).........................................       500,700       2,545,355

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    UNITED KINGDOM (continued)
                    United News & Media PLC (Information & Entertainment)................        83,426    $  1,052,510
                    Whitbread PLC (Consumer Staples).....................................       210,000       2,968,581
                                                                                                           ------------
                                                                                                             29,375,648
                                                                                                           ------------
                    UNITED STATES -- 44.9%
                    Abbott Laboratories, Inc. (Healthcare)...............................        35,100       2,281,500
                    ADC Telecommunications, Inc. (Information Technology)+...............        74,000       2,751,875
                    AlliedSignal, Inc. (Industrial & Commercial).........................        75,800       2,814,075
                    American Express Co. (Finance).......................................        19,000       1,498,625
                    American International Group, Inc. (Finance).........................        27,600       2,782,425
                    Applied Materials, Inc. (Industrial & Commercial)+...................        48,200       1,590,600
                    Baker Hughes, Inc. (Energy)..........................................        45,000       1,884,375
                    Brunswick Corp. (Information & Entertainment)........................        45,000       1,504,688
                    Campbell Soup Co. (Consumer Staples).................................        72,100       4,037,600
                    Carnival Corp., Class A (Information & Entertainment)................        52,100       2,816,656
                    Chase Manhattan Corp. (Finance)......................................        34,100       3,704,112
                    Cisco Systems, Inc. (Information Technology)+........................        41,000       3,536,250
                    COMPAQ Computer, Corp. (Information Technology)+.....................        75,250       4,698,422
                    CUC International, Inc. (Industrial & Commercial)+...................       110,000       3,162,500
                    Dayton Hudson Corp. (Consumer Discretionary).........................        51,200       3,401,600
                    Dell Computer Corp. (Information Technology)+........................        35,200       2,963,400
                    Disney (Walt) Co. (Information & Entertainment)......................        41,600       3,949,400
                    DSC Communications Corp. (Information Technology)+...................       117,000       2,639,813
                    Federal Express Corp. (Industrial & Commercial)+.....................        48,000       3,219,000
                    First Union Corp. (Finance)..........................................        70,400       3,432,000
                    Gannett Co., Inc. (Information & Entertainment)......................        80,000       4,645,000
                    Gillette Co. (Consumer Staples)......................................        16,200       1,495,463
                    Halliburton Co. (Energy).............................................        53,400       2,880,262
                    Harley-Davidson, Inc. (Consumer Discretionary).......................        80,000       2,115,000
                    Hartford Financial Services, Inc. (Finance)..........................        15,900       1,331,625
                    Household International, Inc. (Finance)..............................        21,800       2,746,800
                    Intel Corp. (Information Technology).................................        35,000       2,716,875
                    Kroger Co. (Consumer Discretionary)+.................................        80,200       2,761,887
                    Liberty Media Group Corp., Class A (Information & Entertainment).....        91,550       3,089,812
                    Liz Claiborne, Inc. (Consumer Discretionary).........................        50,000       2,512,500
                    Lucent Technologies, Inc. (Information Technology)...................        40,176       3,219,102
                    MBIA, Inc. (Finance).................................................        34,000       2,137,750
                    MBNA Corp. (Finance).................................................       121,125       3,217,383
                    Medtronic, Inc. (Healthcare).........................................        42,200       2,015,050
                    Merck & Co., Inc. (Healthcare).......................................        38,600       3,650,112
                    Microsoft Corp. (Information Technology)+............................        13,200       1,867,800
                    Morgan Stanley, Dean Witter, Discover & Co. (Finance)................        62,300       3,383,669
                    Nautica Enterprises, Inc. (Consumer Discretionary)+..................        79,000       2,216,938
                    New York Times Co., Class A (Information & Entertainment)............        59,900       3,556,562
                    Oracle Systems Corp. (Information Technology)+.......................        58,050       1,933,791
                    PepsiCo, Inc. (Consumer Staples).....................................        40,000       1,475,000
                    Philip Morris Cos., Inc. (Consumer Staples)..........................       110,200       4,793,700
                    Praxair, Inc. (Materials)............................................        40,000       1,757,500
                    Procter & Gamble Co. (Consumer Staples)..............................        30,400       2,319,900
                    Schering-Plough Corp. (Healthcare)...................................        49,800       3,121,837
                    Schlumberger Ltd. (Energy)...........................................        14,400       1,185,300
                    Solectron Corp. (Information Technology)+............................        43,000       1,566,813
                    Sun Microsystems, Inc. (Information Technology)+.....................        27,000         972,000
                    Sunbeam Corp. (Consumer Staples).....................................        75,100       3,309,094
                    Texaco, Inc. (Energy)................................................        45,000       2,542,500
                    TJX Cos., Inc. (Consumer Discretionary)..............................        82,000       2,829,000
                    Transocean Offshore, Inc. (Energy)...................................        23,300       1,105,294
                    Travelers Group, Inc. (Finance)......................................        76,599       3,868,249
                    Tyco International Ltd. (Industrial & Commercial)....................       120,400       4,725,700

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    UNITED STATES (continued)
                    United States Industries, Inc. (Consumer Staples)+...................        80,400    $  2,070,300
                    USA Waste Services, Inc. (Industrial & Commercial)+..................        41,200       1,362,175
                    WorldCom, Inc. (Utilities)...........................................        64,300       2,057,600
                                                                                                           -------------
                                                                                                            153,224,259
                                                                                                           -------------
                    TOTAL COMMON STOCK (cost $287,982,927)...............................                   325,146,764
                                                                                                           -------------

                                           PREFERRED STOCK -- 0.8%
                    ----------------------------------------------------------------------------------------------------
                    GERMANY -- 0.8%
                    Henkel KGaA (Consumer Staples).......................................        22,160       1,362,146
                    ProSieben Media AG (Information & Entertainment).....................        26,658       1,278,858
                                                                                                           -------------
                                                                                                              2,641,004
                                                                                                           -------------
                    TOTAL PREFERRED STOCK (cost $2,330,689)..............................                     2,641,004
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $290,313,616)......................                   327,787,768
                                                                                                           -------------
                                                                                             PRINCIPAL
                                        SHORT-TERM SECURITIES -- 3.4%                         AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    TIME DEPOSIT -- 3.4%
                    Cayman Island Time Deposit with State Street Bank & Trust Co.
                      5.25% due 12/01/97 (cost $11,473,000)..............................   $11,473,000      11,473,000
                                                                                                           -------------
                    TOTAL INVESTMENTS --
                      (cost $301,786,616)                                            99.3%                   339,260,768
                    Other assets less liabilities --                                  0.7                      2,378,426
                                                                                   ------                  -------------
                    NET ASSETS --                                                   100.0%                  $341,639,194
                                                                                   ======                  =============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                     OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                    --------------------------------------------------------------------------
                         CONTRACT                  IN            DELIVERY     GROSS UNREALIZED
                        TO DELIVER            EXCHANGE FOR         DATE         APPRECIATION
                    --------------------------------------------------------------------------
                    JPY   3,060,300,000     USD   25,710,325      02/04/98      $  1,468,715
                                                                                 -----------
                                                                              GROSS UNREALIZED
                                                                                DEPRECIATION
                    --------------------------------------------------------------------------
                    FRF      70,000,000     USD   11,485,201      12/05/97          (378,320)
                                                                                 -----------
                          Net Unrealized Appreciation.....................      $  1,090,395
                                                                                 ===========

              -----------------------------

                  FRF  --   French Franc                      USD  --   United States Dollar
                  JPY  --   Japanese Yen

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL GROWTH
    AND INCOME PORTFOLIO               INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                            COMMON STOCK -- 93.4%                              SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    ARGENTINA -- 0.9%
                    YPF Sociedad Anonima ADR (Energy).....................................        11,058    $   371,134
                                                                                                            ------------
                    AUSTRALIA -- 1.0%
                    Westpac Banking Corp. (Finance).......................................        71,000        445,553
                                                                                                            ------------
                    BRAZIL -- 0.6%
                    Petroleo Brasileiro SA ADR (Energy)(1)................................        10,798        236,206
                                                                                                            ------------
                    CANADA -- 2.4%
                    Bank of Nova Scotia (Finance).........................................        14,251        618,807
                    National Bank of Canada (Finance).....................................        28,163        413,246
                                                                                                            ------------
                                                                                                              1,032,053
                                                                                                            ------------
                    FRANCE -- 10.4%
                    Compagnie Generale des Eaux (Multi-industry)..........................         6,895        911,033
                    Elf Aquitaine SA (Energy).............................................         6,112        709,217
                    Lafarge SA (Materials)................................................         6,717        443,757
                    Michelin SA, Class B (Consumer Discretionary).........................        12,750        686,819
                    Renault SA (Consumer Discretionary)...................................         1,080         30,241
                    Scor (Finance)........................................................         7,423        319,262
                    Societe Generale (Finance)+...........................................         3,595        472,570
                    Television Francais (Information & Entertainment).....................         3,024        266,885
                    Total SA, Class B (Energy)............................................         6,022        632,467
                                                                                                            ------------
                                                                                                              4,472,251
                                                                                                            ------------
                    GERMANY -- 12.0%
                    Altana AG (Healthcare)................................................         1,870        129,050
                    Bayer AG (Multi-industry).............................................        24,006        888,501
                    Bayerische Motoren Werke AG (Consumer Discretionary)..................           949        708,723
                    Deutsche Bank AG (Finance)............................................         7,271        466,317
                    Deutsche Lufthansa AG (Information & Entertainment)...................        24,051        456,880
                    Deutsche Telekom AG (Information Technology)..........................        42,324        858,000
                    Deutsche Telekom AG, ADR (Information Technology).....................         2,800         57,225
                    Siemens AG (Industrial & Commercial)..................................         9,579        562,464
                    Thyssen AG (Materials)................................................         1,965        467,990
                    VEBA AG (Utilities)...................................................         9,405        558,914
                                                                                                            ------------
                                                                                                              5,154,064
                                                                                                            ------------
                    HONG KONG -- 1.8%
                    Dao Heng Bank Group Ltd. (Finance)....................................       119,000        281,709
                    Guoco Group Ltd. (Finance)............................................       130,000        303,546
                    HSBC Holdings PLC (Finance)+..........................................         8,000        193,007
                                                                                                            ------------
                                                                                                                778,262
                                                                                                            ------------
                    IRELAND -- 3.4%
                    Allied Irish Banks (Finance)..........................................       104,336        913,955
                    CRH PLC (Industrial & Commercial).....................................        45,403        532,537
                                                                                                            ------------
                                                                                                              1,446,492
                                                                                                            ------------
                    ITALY -- 2.1%
                    ENI SpA (Energy)......................................................       151,441        884,069
                                                                                                            ------------

                                                           ---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    JAPAN -- 11.7%
                    Canon, Inc. (Information Technology)..................................        24,000    $   579,197
                    Fuji Photo Film Co., Ltd. (Materials).................................        13,000        467,542
                    Ito-Yokado Co., Ltd. (Consumer Discretionary).........................        10,000        451,322
                    KAO Corp. (Consumer Staples)..........................................        45,000        599,412
                    Kawasaki Steel Corp. (Materials)......................................       140,000        230,362
                    Matsushita Electric Works Ltd. (Information Technology)...............         6,000         48,893
                    NEC Corp. (Information Technology)....................................        38,000        401,959
                    Nikko Securities Co., Ltd. (Finance)..................................         3,000          9,168
                    Promise Co (Finance)..................................................        12,860        710,386
                    Ricoh Co. Ltd. (Industrial & Commercial)..............................        32,000        386,131
                    Sankyo Co., Ltd. (Healthcare).........................................        13,000        414,574
                    Sony Corp. (Information Technology)...................................         8,200        700,333
                                                                                                            ------------
                                                                                                              4,999,279
                                                                                                            ------------
                    MEXICO -- 1.1%
                    Cemex SA de CV (Materials)............................................        80,739        345,035
                    Fomento Economico Mexicano SA de CV, Class B (Consumer Staples)+......        13,300        108,330
                                                                                                            ------------
                                                                                                                453,365
                                                                                                            ------------
                    NETHERLANDS -- 8.6%
                    ABN Amro Holdings NV (Finance)........................................        17,944        342,212
                    Akzo Nobel NV (Materials)+............................................         5,247        923,037
                    ING Groep NV (Finance)................................................        14,515        590,153
                    KLM Royal Dutch Air Lines NV (Information & Entertainment)............         8,326        299,557
                    Koninlijke PTT Nederland NV (Information Technology)..................         9,485        380,870
                    Philips Electronics NV (Information Technology).......................         8,840        584,055
                    SGS Thomson Microelectronics NV (Information Technology)..............         8,266        582,917
                                                                                                            ------------
                                                                                                              3,702,801
                                                                                                            ------------
                    NEW ZEALAND -- 0.1%
                    Telecommunications Corp. of New Zealand Ltd. (Information
                      Technology).........................................................         4,000         20,532
                                                                                                            ------------
                    NORWAY -- 1.6%
                    Den Norske Bank ASA (Finance).........................................       160,641        683,541
                                                                                                            ------------
                    PORTUGAL -- 1.2%
                    Electricidad de Portugal SA (Utilities)...............................           900         16,267
                    Portugal Telecom SA (Information Technology)..........................        11,001        506,705
                                                                                                            ------------
                                                                                                                522,972
                                                                                                            ------------
                    SINGAPORE -- 0.9%
                    Development Bank of Singapore Ltd. alien shares (Finance).............        42,000        395,170
                                                                                                            ------------
                    SPAIN -- 1.1%
                    Iberdrola SA (Utilities)..............................................        37,899        484,190
                                                                                                            ------------
                    SWEDEN -- 4.8%
                    Pharmacia & Upjohn, Inc. ADR (Healthcare).............................        29,930      1,034,943
                    Sandvik AB, Class B (Industrial & Commercial).........................         8,711        261,166
                    SKF AB Series B (Materials)...........................................        18,200        426,627
                    Svenska Cellulosa AB, Class B (Materials).............................        15,105        331,580
                                                                                                            ------------
                                                                                                              2,054,316
                                                                                                            ------------
                    SWITZERLAND -- 6.3%
                    Ciba Specialty Chemicals AG (Materials)+..............................         6,924        736,932
                    Julius Baer Holdings AG (Finance).....................................            54         88,056
                    Nestle SA (Consumer Staples)+.........................................           584        859,329
                    Schweizerische Bankgesellschaft (Finance)+............................           383        487,547
                    Schweiz Bankverein (Finance)+.........................................         1,770        508,357
                                                                                                            ------------
                                                                                                              2,680,221
                                                                                                            ------------

---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    UNITED KINGDOM -- 21.4%
                    B.A.T. Industries PLC (Multi-industry)................................       120,669    $ 1,084,205
                    Bass PLC (Consumer Staples)+..........................................        40,687        584,089
                    British Petroleum Co. PLC (Energy)....................................        38,857        531,568
                    BTR Ltd. PLC (Industrial & Commercial)................................       174,400        605,289
                    Cookson Group PLC (Materials).........................................       113,440        392,757
                    General Electric Co. PLC (Multi-industry).............................       137,295        893,888
                    Glaxo Wellcome PLC (Healthcare).......................................        30,039        659,528
                    National Westminster Bank PLC (Finance)...............................        42,279        641,217
                    Norwich Union PLC (Finance)+..........................................        14,275         86,311
                    P & O PLC (Industrial & Commercial)...................................        35,094        379,923
                    Rio Tinto PLC (Materials).............................................        44,209        533,852
                    Rolls Royce PLC (Consumer Discretionary)..............................       211,492        846,538
                    Scottish Power PLC (Utilities)........................................        60,624        491,462
                    Shell Transport & Trading Co. PLC (Energy)............................        61,935        421,546
                    Tomkins PLC (Multi-industry)..........................................        94,969        482,784
                    Unilever NV PLC (Consumer Staples)....................................        69,710        549,520
                                                                                                            ------------
                                                                                                              9,184,477
                                                                                                            ------------
                    TOTAL COMMON STOCK (cost $40,269,929).................................                   40,000,948
                                                                                                            ------------

                    PREFERRED STOCK -- 0.6%
                    ----------------------------------------------------------------------------------------------------
                    BRAZIL -- 0.6%
                    Banco Bradesco SA (Finance) (cost $260,300)...........................    36,400,000        265,790
                                                                                                            ------------
                    TOTAL INVESTMENT SECURITIES (cost $40,530,229)........................                   40,266,738
                                                                                                            ------------
                                                                                              PRINCIPAL
                    SHORT-TERM SECURITIES -- 4.7%                                              AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    FEDERAL AGENCY OBLIGATIONS -- 4.7%
                    Federal Home Loan Mortgage Discount Notes 5.50% due 12/17/97..........   $ 1,000,000        997,556
                    Federal National Mortgage Association Discount Note 5.49% due
                      12/23/97............................................................     1,000,000        996,645
                                                                                                            ------------
                    TOTAL SHORT-TERM SECURITIES (cost $1,994,201).........................                    1,994,201
                                                                                                            ------------

                    REPURCHASE AGREEMENT -- 2.1%
                    ----------------------------------------------------------------------------------------------------

                    REPURCHASE AGREEMENT -- 2.1%
                    Agreement with SBC Warburg, bearing interest of 5.67% dated 11/28/97, to be repurchased 12/1/97 in the amount of $917,433 and
                      collateralized by $618,000 U.S. Treasury Notes 10.625% due 8/15/15
                      approximate aggregate value $936,272 (cost $917,000)................       917,000        917,000
                                                                                                            ------------
                    TOTAL INVESTMENTS --
                      (cost $43,441,430)                          100.8%                                     43,177,939
                    Liabilities in excess of other assets --       (0.8)                                       (333,977)
                                                                  ------                                   -------------
                    NET ASSETS --                                 100.0%                                    $42,843,962
                                                                  ======                                   =============

              -----------------------------

               +  Non-income producing securities

              (1) Fair valued security; see Note 2

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

                                   OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                    ----------------------------------------------------------------------
                        CONTRACT               IN            DELIVERY     GROSS UNREALIZED
                       TO DELIVER         EXCHANGE FOR         DATE         APPRECIATION

                    ----------------------------------------------------------------------
                    FRF      115,220     USD      19,723      12/31/97       $      161
                                                                            -----------
                                                                          GROSS UNREALIZED
                                                                            DEPRECIATION
                    ----------------------------------------------------------------------
                    *USD   1,694,423     FRF   9,920,000      02/11/98       $   (6,245)
                    *USD     631,992     FRF   3,700,000      02/11/98           (2,329)
                    *USD     529,507     FRF   3,100,000      02/11/98           (1,952)
                    *FRF   9,920,000     USD   1,602,585      02/11/98          (85,593)
                    *FRF   3,700,000     USD     603,953      02/11/98          (25,710)
                    *FRF   3,100,000     USD     524,175      02/11/98           (3,380)
                                                                             ----------
                                                                               (125,209)
                                                                             ----------
                           Net Unrealized Depreciation................       $ (125,048)
                                                                             ==========

              -----------------------------
              * Represents open forward foreign currency contracts and
                offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

                  FRF  --   French Franc                      USD  --   United States Dollar

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL DIVERSIFIED
    EQUITIES PORTFOLIO                 INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                            COMMON STOCK -- 81.8%                             SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    AUSTRALIA -- 1.3%
                    Amcor Holdings Ltd. (Materials)......................................        15,900    $     71,115
                    Australian Gas Light Co., Ltd. (Utilities)...........................         7,400          49,773
                    Australian National Industries Ltd. (Materials)......................        21,500          19,232
                    Boral Ltd. (Industrial & Commercial).................................        29,125          73,586
                    Brambles Industries Ltd. (Industrial & Commercial)...................         5,400         103,273
                    Broken Hill Proprietary Co., Ltd. (Materials)........................        45,622         418,385
                    Burns Philp & Co., Ltd. (Consumer Staples)...........................        11,879           2,433
                    Coca-Cola Amatil Ltd. (Consumer Staples).............................        18,862         140,417
                    Coles Myer Ltd. (Consumer Discretionary).............................        26,138         128,508
                    Crown Ltd. (Information & Entertainment).............................        13,534           8,040
                    CSR Ltd. (Industrial & Commercial)...................................        26,900          88,170
                    Fosters Brewing Group Ltd. (Consumer Staples)........................        45,700          84,569
                    General Property Trust (Real Estate).................................        29,800          53,314
                    Gio Australia Holdings Ltd. (Finance)................................        23,374          56,502
                    Goodman Fielder Wattie Ltd. (Consumer Staples).......................        29,602          44,470
                    ICI Australia Ltd. (Materials).......................................         7,000          47,871
                    Leighton Holdings Ltd. (Industrial & Commercial).....................         6,000          23,353
                    Lend Lease Corp., Ltd. (Finance).....................................         5,849         119,420
                    M.I.M. Holdings Ltd. (Materials).....................................        34,347          24,861
                    National Australia Bank Ltd. (Finance)...............................        29,241         386,765
                    Newcrest Mining Ltd. (Materials).....................................         6,331           6,312
                    News Corp., Ltd. (Information & Entertainment).......................        43,658         233,129
                    Normandy Mining Ltd. (Materials).....................................        38,131          32,808
                    North Ltd. (Materials)...............................................        16,332          41,877
                    Pacific Dunlop Ltd. (Industrial & Commercial)........................        21,700          44,454
                    Pioneer International Ltd. (Industrial & Commercial)+................        22,200          58,363
                    Plutonic Resources Ltd. (Materials)..................................         5,500           8,000
                    Renison Goldfields Consolidated Ltd. (Materials).....................         4,771           7,004
                    Rio Tintro Ltd. (Materials)..........................................         7,800          85,752
                    Santos Ltd. (Energy).................................................        14,613          60,370
                    Smith (Howard) Ltd. (Industrial & Commercial)........................         4,900          38,144
                    Sons of Gwalia Ltd. (Materials)......................................         3,000           7,006
                    Southcorp Holdings Ltd. (Industrial & Commercial)....................        15,165          46,703
                    TABCORP Holdings Ltd. (Information & Entertainment)..................         7,900          36,683
                    Telstra Corp. (Information Technology)+..............................        60,300         113,234
                    Western Mining Corp. Holdings Ltd. (Materials)+......................        23,822          76,210
                    Westfield Trust new shares (Real Estate).............................         1,677           3,058
                    Westfield Trust (Real Estate)........................................        30,054          59,022
                    Westpac Banking Corp., Ltd. (Finance)................................        41,300         259,174
                                                                                                           ------------
                                                                                                              3,161,360
                                                                                                           ------------
                    AUSTRIA -- 0.4%
                    Austria Mikro Systeme International AG (Industrial & Commercial).....           200          12,087
                    Austrian Airlines Osterreische Luftverkehrs AG (Information &
                      Entertainment)+....................................................           800          17,084
                    Bank Austria AG (Finance)............................................         2,600         121,520
                    Bank Austria AG (Finance)+...........................................         2,264         105,086
                    Bau Holdings AG (Consumer Discretionary).............................           200          11,443
                    Boehler-Uddeholm AG (Materials)......................................           600          40,517
                    BWT AG (Industrial & Commercial).....................................           100          15,593

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    AUSTRIA (continued)
                    EA-Generali AG (Finance).............................................           300    $     70,833
                    Flughafen Wien AG (Industrial & Commercial)..........................         1,500          61,127
                    Lenzing AG (Materials)+..............................................           200          10,879
                    Mayr-Melnhof Karton AG (Materials)...................................           700          39,204
                    Oesterreichische Elektrizitaetswirtschafts AG, Class A (Utilities)...         1,800         144,180
                    Oesterreichische Brau-Beteiligungs AG (Consumer Staples).............           300          14,505
                    OMV AG (Energy)......................................................         1,300         169,174
                    Radex Heraklith Industriebeteiligungs AG (Materials).................           800          29,010
                    Steyr-Daimler-Puch AG (Industrial & Commercial)......................           600          17,092
                    VA Technologie AG (Industrial & Commercial)..........................           700         105,427
                    Wienerberger Baust (Materials).......................................           500          97,165
                                                                                                           ------------
                                                                                                              1,081,926
                                                                                                           ------------
                    FRANCE -- 8.3%
                    Accor SA (Information Technology)....................................         1,898         358,811
                    Alcatel Alsthom Compagnie General D'Electricite (Information
                      Technology)........................................................         7,193         901,669
                    AXA SA de CV (Finance)+..............................................        15,110       1,096,526
                    Banque Nationale de Paris (Finance)..................................        10,119         493,668
                    Bouygues SA (Consumer Discretionary).................................         1,351         136,627
                    Canal Plus (Information & Entertainment).............................         1,619         281,658
                    Carrefour SA (Consumer Discretionary)................................         1,850         989,980
                    Compagnie Financiere de Paribas SA (Finance)+........................         5,239         378,506
                    Compagnie Bancaire SA (Finance)......................................         1,370         204,689
                    Compagnie de St. Gobain (Materials)..................................         4,215         572,634
                    Compagnie Generale des Eaux (Multi-industry).........................         6,011         794,230
                    Elf Aquitaine SA (Energy)............................................        12,300       1,427,253
                    Eridania Beghin-Say SA (Consumer Staples)............................         1,450         225,484
                    Essilor International (Healthcare)...................................           545         151,961
                    Etablissements Economiques du Casino Guichard-Perrachon (Consumer
                      Discretionary).....................................................         4,225         234,178
                    France Telecom SA (Information Technology)+..........................        35,750       1,312,927
                    Groupe Danone (Consumer Staples).....................................         3,702         590,735
                    Havas SA (Industrial & Commercial)...................................         3,562         232,607
                    Imetal SA (Materials)................................................           775          91,898
                    L'Air Liquide SA (Materials).........................................         3,580         563,383
                    L' Oreal (Consumer Staples)..........................................         3,203       1,226,226
                    Lafarge SA (Materials)...............................................         4,629         305,814
                    Lagardere Group S.C.A. (Industrial & Commercial).....................         5,300         152,627
                    Legrand SA (Information Technology)..................................         1,490         283,951
                    Michelin SA, Class B (Consumer Discretionary)........................         5,836         314,375
                    Moet Henessy Louis Vuitton (Consumer Staples)........................         4,150         715,651
                    Pathe SA (Information & Entertainment)...............................           400          77,109
                    Pernod-Ricard (Consumer Staples).....................................         3,275         166,432
                    Peugeot SA (Consumer Discretionary)..................................         2,475         279,644
                    Pinault Printemps Redoute (Consumer Discretionary)...................         1,010         516,694
                    Promodes (Consumer Discretionary)....................................           910         334,508
                    Rhone-Poulenc Rorer SA, Class A (Healthcare).........................        16,113         724,407
                    Sagem SA (Industrial & Commercial)...................................           240         108,102
                    Sanofi SA (Healthcare)...............................................         5,167         517,286
                    Schneider SA (Industrial & Commercial)+..............................         6,272         335,736
                    Simco SA registered (Real Estate)....................................         1,221          86,870
                    Societe BIC SA (Industrial & Commercial).............................         3,200         222,086
                    Societe Eurafrance SA (Finance)......................................           190          76,601
                    Societe Generale (Finance)+..........................................         4,645         610,594
                    Sodexho SA (Information & Entertainment).............................           335         178,586
                    Suez Lyonnaise des Eaux (Multi-industry)+............................         5,875         631,956
                    Thomson CSF (Industrial & Commercial)................................         5,775         167,088
                    Total SA, Series B (Energy)..........................................        11,392       1,196,456

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    FRANCE (continued)
                    Usinor Sacilor (Materials)...........................................        12,060    $    189,583
                    Valeo SA (Consumer Discretionary)....................................         3,150         208,317
                                                                                                           ------------
                                                                                                             20,666,123
                                                                                                           ------------
                    GERMANY -- 8.9%
                    Adidas AG (Consumer Discretionary)...................................         2,071         291,831
                    Agiv AG (Multi-industry)+............................................         1,486          30,504
                    Allianz Holdings AG (Finance)........................................         9,569       2,270,840
                    AMB Aachener Und Muenchner (Finance).................................           167         171,309
                    BASF AG (Materials)..................................................        25,017         885,206
                    Bayer AG (Multi-industry)............................................        30,578       1,131,741
                    Bayerische Hypotheken Und Bank AG (Finance)..........................         9,947         431,497
                    Bayerische Vereinsbank AG (Finance)..................................        10,524         625,114
                    Bilfinger & Berger Bau AG (Consumer Discretionary)...................         2,455          90,348
                    Brau Und Brunnen AG (Consumer Staples)...............................           334          27,841
                    CKAG Colonia Konzern AG (Finance)....................................         1,169          98,770
                    Continental AG (Consumer Discretionary)..............................         3,440          87,097
                    Daimler-Benz AG (Consumer Discretionary).............................        22,562       1,597,955
                    Degussa AG (Materials)...............................................         4,108         190,550
                    Deutsche Bank AG (Finance)...........................................        21,259       1,363,421
                    Deutsche Telekom AG (Information Technology).........................        92,569       1,876,576
                    Dresdner Bank AG (Finance)...........................................        19,105         741,016
                    Heidelberg Zement AG (Materials).....................................         2,278         178,261
                    Hochtief AG (Industrial & Commercial)................................         4,392         181,807
                    Karstadt AG (Consumer Discretionary).................................           418         145,299
                    Klockner Humboldt Deutz AG (Industrial & Commercial).................         2,171          14,773
                    Linde AG (Industrial & Commercial)...................................           484         301,625
                    Lufthansa AG (Information & Entertainment)...........................        15,247         289,637
                    Manitoba AG (Industrial & Commercial)................................           601         178,920
                    Mannesmann AG (Industrial & Commercial)..............................         1,570         730,916
                    Merck KGAA (Healthcare)..............................................         7,895         287,417
                    Metro AG (Consumer Discretionary)....................................         9,660         443,697
                    Munchener Ruckversicherungs (Finance)................................         3,399       1,062,007
                    Preussag AG (Materials)..............................................           785         224,572
                    RWE AG (Utilities)...................................................        14,880         729,445
                    SAP AG (Information Technology)......................................         2,713         789,208
                    Schering AG (Healthcare).............................................         3,390         332,560
                    Siemens AG (Industrial & Commercial).................................        23,236       1,364,382
                    STRABAG AG (Consumer Staples)........................................           167          11,004
                    Thyssen AG (Materials)...............................................         1,503         357,959
                    VEBA AG (Utilities)..................................................        21,827       1,297,119
                    Viag AG (Materials)..................................................         1,290         655,570
                    Volkswagen AG (Consumer Discretionary)...............................         1,219         691,239
                                                                                                           ------------
                                                                                                             22,179,033
                                                                                                           ------------
                    ITALY -- 6.0%
                    Acciaierie & Ferriere Lombarde (Materials)...........................         9,500          41,298
                    Assicurazione Generali SpA (Finance).................................        65,510       1,469,421
                    Banca Commerciale Italiana SpA (Finance)+............................       103,200         295,700
                    Banco Ambrosiano Veneto SpA (Finance)................................        40,900         134,001
                    Benetton Group SpA (Consumer Discretionary)..........................        13,678         207,439
                    Burgo (Cartiere) SpA (Materials).....................................        11,700          69,080
                    Credito Italiano SpA (Finance).......................................       178,500         488,727
                    Edison SpA (Utilities)...............................................        48,000         260,066
                    ENI SpA (Energy).....................................................       566,000       3,304,146
                    Fiat SpA (Consumer Discretionary)....................................       238,720         689,535
                    Fiat SpA nonconvertible (Consumer Discretionary).....................        52,870          83,855
                    Impreglio SpA (Industrial & Commercial)+.............................        20,000          14,344

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    ITALY (continued)
                    Istituto Bancario San Paolotorno (Finance)...........................        62,300    $    516,053
                    Istituto Mobiliare Italiano (Finance)................................        45,450         474,874
                    Istituto Nazionale Delle Asazioni SpA (Finance)......................       301,700         525,664
                    Italcementi Fabbriche SpA (Materials)................................        17,050         108,465
                    Italcementi Fabbriche SpA nonconvertible (Materials).................        11,650          29,807
                    Italgas-Societa Itailiana per il Gas SpA (Utilities).................        47,900         184,800
                    La Rinascente Per L'Eserciz Grandi Magazzini SpA (Consumer
                      Discretionary).....................................................        17,000         128,910
                    Magneti Marelli SpA (Industrial & Commercial)........................        35,000          57,031
                    Mediaset SpA (Information & Entertainment)...........................        85,500         422,165
                    Mediobanca SpA (Finance).............................................        35,700         249,426
                    Montedison SpA (Multi-industry)......................................       209,650         173,297
                    Montedison SpA nonconvertible (Multi-industry).......................        67,100          37,948
                    Olivetti Spa (Information Technology)+...............................       260,720         146,240
                    Parmalat Finanziar SpA (Finance)+....................................       112,920         163,083
                    Pirelli SpA (Consumer Discretionary).................................       119,000         295,509
                    Riunione Adriatica de Sicur (Finance)................................        21,225         197,499
                    S.A.I Societa Assicuratrice Industriale SpA (Finance)................         9,950         100,792
                    Saffa SpA (Materials)+...............................................         1,300           3,582
                    Sirti SpA (Consumer Discretionary)...................................        22,100         133,043
                    SNIA BPD SpA (Multi-industry)........................................        53,000          52,768
                    Telecom Italia Mobile SpA (Information Technology)...................       467,900       1,894,557
                    Telecom Italia Mobile SpA RNC (Information Technology)...............       112,500         246,156
                    Telecom Italia SpA (Information Technology)..........................       253,055       1,577,602
                    Telecom Italia SpA nonconvertible (Information Technology)...........        64,709         255,081
                                                                                                           ------------
                                                                                                             15,031,964
                                                                                                           ------------
                    JAPAN -- 15.1%
                    Advantest Corp. (Information Technology).............................            60           4,151
                    Ajinomoto Co., Inc. (Consumer Staples)...............................        35,000         318,120
                    Aoki Corp. (Industrial & Commercial).................................        36,400           8,556
                    Aoyama Trading Co., Ltd. (Consumer Discretionary)....................         3,100          78,942
                    Asahi Bank Ltd. (Finance)............................................           100             423
                    Asahi Breweries Ltd. (Consumer Staples)..............................        23,400         328,196
                    Asahi Chemical Industry Co., Inc. (Materials)........................        70,000         301,665
                    Asahi Glass Co., Ltd. (Materials)....................................        64,200         409,975
                    Bank of Tokyo-Mitsubishi Ltd. (Finance)+.............................       110,400       1,600,313
                    Bank of Yokohama Ltd. (Finance)......................................           100             310
                    Bridgestone Corp. (Industrial & Commercial)..........................        23,400         507,879
                    Canon, Inc. (Information Technology).................................        28,200         680,556
                    Casio Computer Co. (Information Technology)..........................        13,600         108,693
                    Chiba Bank Ltd. (Finance)............................................         8,000          31,216
                    Chugai Pharmaceutical Co., Ltd. (Healthcare).........................        23,400         145,763
                    Dai Nippon Printing Co., Ltd. (Industrial & Commercial)..............        27,400         543,169
                    Daiei, Inc. (Consumer Discretionary).................................        24,200         104,859
                    Daikin Industries Ltd. (Consumer Staples)............................        23,400         123,028
                    Daiwa House Industry Co., Ltd. (Consumer Discretionary)..............        23,400         188,850
                    Daiwa Securities Co., Ltd. (Finance).................................           600           2,092
                    East Japan Railway Co. (Industrial & Commercial).....................           137         622,605
                    Ebara Corp. (Industrial & Commercial)................................        14,600         162,445
                    Fanuc Ltd. (Information Technology)..................................         9,900         372,341
                    Fuji Bank Ltd. (Finance).............................................           800           4,294
                    Fuji Photo Film Co., Ltd. (Materials)................................        13,600         489,121
                    Fujitsu Ltd. (Information Technology)................................        54,400         609,536
                    Furukawa Electric Co., Ltd. (Industrial & Commercial)................        15,600          76,274
                    Hankyu Corp. (Industrial & Commercial)...............................        28,000         133,830
                    Hazama Corp. (Consumer Staples)......................................        21,300          12,684
                    Hitachi Ltd. (Information Technology)+...............................       116,800         828,239

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    JAPAN (continued)
                    Honda Motor Co., Ltd. (Consumer Discretionary).......................        27,000    $    977,395
                    Ito-Yokado Co., Ltd. (Consumer Discretionary)........................        14,600         658,931
                    Japan Airlines Co., Ltd. (Information & Entertainment)...............        72,100         224,280
                    Japan Energy Corp. (Energy)..........................................        52,400          78,420
                    Joyo Bank Ltd. (Finance).............................................           200             802
                    Jusco Co., Ltd. (Consumer Discretionary).............................        10,800         181,093
                    Kajima Corp. (Industrial & Commercial)...............................        43,800         144,141
                    Kansai Electric Power Co., Inc. (Utilities)..........................        31,100         528,791
                    KAO Corp. (Consumer Staples).........................................        28,800         383,624
                    Kawasaki Steel Corp. (Materials).....................................        36,000          59,236
                    Kinki Nippon Railway Co., Ltd. (Industrial & Commercial).............        50,500         279,753
                    Kirin Brewery Co., Ltd. (Consumer Staples)...........................        45,800         352,763
                    Komatsu Ltd. (Industrial & Commercial)...............................        41,800         250,882
                    Kubota Ltd. (Industrial & Commercial)................................        63,000         217,693
                    Kumagai Gumi Co., Ltd. (Industrial & Commercial).....................        71,800          48,382
                    Kyocera Corp. (Information Technology)...............................         6,600         318,558
                    Kyowa Hakko Kogyo Co., Ltd. (Materials)..............................        20,400         102,300
                    Long-Term Credit Bank of Japan Ltd. (Finance)........................        60,000         101,077
                    Marubeni Corp. (Consumer Discretionary)..............................        59,200         147,971
                    Marui Co., Ltd. (Consumer Discretionary).............................         3,800          59,549
                    Matsushita Electric Industrial Co., Ltd. (Information Technology)+...        63,000         982,331
                    Mitsubishi Chemical Corp. (Materials)................................        70,000         136,572
                    Mitsubishi Corp. (Consumer Discretionary)............................        61,000         476,051
                    Mitsubishi Electric Corp. (Information Technology)...................        81,800         226,252
                    Mitsubishi Estate Co., Ltd. (Real Estate)............................           600           6,958
                    Mitsubishi Heavy Industries Ltd. (Industrial & Commercial)...........       127,400         501,115
                    Mitsubishi Materials Corp. (Materials)...............................        41,600          93,875
                    Mitsubishi Trust & Banking Corp. (Finance)...........................        30,800         410,264
                    Mitsui & Co. (Materials).............................................        60,600         421,173
                    Mitsui Engineering & Shipbuilding Co., Ltd. (Industrial &
                      Commercial)........................................................        44,800          39,666
                    Mitsui Trust & Banking Co., Ltd. (Finance)...........................           600           1,011
                    Mitsukoshi Ltd. (Consumer Discretionary).............................        22,200          62,621
                    Murata Manufacturing Co. Ltd. (Information Technology)...............         7,800         234,076
                    Mycal Corp. (Consumer Discretionary).................................        14,600         120,118
                    NEC Corp. (Information Technology)...................................        39,800         420,999
                    New Oji Paper Co., Ltd. (Materials)+.................................        45,800         190,557
                    NGK Insulators Ltd. (Industrial & Commercial)........................        23,400         218,186
                    Nippon Denso Co., Ltd. (Industrial & Commercial).....................        25,200         460,067
                    Nippon Express Co., Ltd. (Industrial & Commercial)...................        16,400          85,839
                    Nippon Fire & Marine Insurance Co., Ltd. (Finance)...................        20,400          63,138
                    Nippon Light Metal Co., Ltd. (Materials).............................        19,400          36,634
                    Nippon Meat Packers, Inc. (Consumer Staples).........................        20,400         266,938
                    Nippon Oil Co., Ltd. (Energy)........................................        66,200         230,825
                    Nippon Steel Corp. (Materials).......................................       259,000         478,934
                    Nippon Telegraph & Telephone Corp. (Utilities).......................           350       2,879,530
                    Nippon Yusen Kabushiki Kaish (Industrial & Commercial)...............        63,000         193,011
                    Nissan Motor Co., Ltd. (Consumer Discretionary)......................        79,600         346,155
                    NKK Corp. (Materials)................................................       136,200         137,667
                    Nomura Securities Co., Ltd. (Finance)................................           400           4,952
                    Odakyu Electric Railway Co., Ltd. (Industrial & Commercial)..........        24,000         115,651
                    Osaka Gas Co., Ltd. (Utilities)......................................        98,200         219,291
                    Penta Ocean Construction Co., Ltd. (Consumer Staples)................        20,400          35,325
                    Pioneer Electronic Corp. (Industrial & Commercial)...................         5,600          97,410
                    Rohm Co. (Information Technology)....................................         1,800         177,708
                    Sakura Bank Ltd. (Finance)...........................................        80,400         280,967
                    Sankyo Co., Ltd. (Healthcare)........................................        17,600         561,269
                    Sanwa Bank Ltd. (Finance)............................................        80,000         877,571
                    Sanyo Electric Co., Ltd. (Information Technology)....................        63,000         177,708

                                                           ---------------------
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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    JAPAN (continued)
                    Secom Co. (Information Technology)...................................         5,000    $    313,418
                    Sega Enterprises Ltd. (Consumer Discretionary).......................         4,600         102,362
                    Sekisui House Ltd. (Consumer Discretionary)..........................        23,400         168,315
                    Sharp Corp. (Information Technology).................................        40,800         273,012
                    Shimano, Inc. (Industrial & Commercial)..............................         5,800         132,701
                    Shimizu Corp. (Consumer Discretionary)...............................        33,000         106,014
                    Shin-Etsu Chemical Co. Ltd. (Materials)..............................         9,000         213,673
                    Shiseido Co., Ltd. (Consumer Staples)................................         8,600         116,576
                    Shizuoka Bank Ltd. (Finance).........................................           200           1,849
                    Showa Denko KK (Materials)...........................................        41,800          61,902
                    Sony Corp. (Information Technology)..................................        10,800         922,390
                    Sumitomo Chemical Co., Ltd. (Materials)..............................        83,400         277,728
                    Sumitomo Corp. (Industrial & Commercial).............................        44,400         280,055
                    Sumitomo Electric Industries Ltd. (Industrial & Commercial)..........        31,200         418,037
                    Sumitomo Forestry Co., Ltd. (Materials)..............................         8,800          59,299
                    Sumitomo Metal Industries Ltd. (Materials)...........................        83,800         170,719
                    Sumitomo Metal Mining Co., Ltd. (Materials)..........................        21,400          85,181
                    Sumitomo Osaka Cement Co., Ltd. (Materials)..........................        21,200          40,365
                    Sumitomo Trust & Banking Co., Ltd. (Finance).........................           200           2,539
                    Taisei Corp. (Consumer Discretionary)................................        45,800         105,865
                    Taisho Pharmaceutical Co., Ltd. (Healthcare).........................        13,600         340,999
                    Taiyo Yuden Co., Ltd. (Information Technology).......................        25,000         238,981
                    Takeda Chemical Industries Ltd. (Healthcare).........................        28,200         824,180
                    Teijin Ltd. (Consumer Discretionary).................................        45,800         120,219
                    Tobu Railway Co., Ltd. (Industrial & Commercial).....................        28,200          98,327
                    Tohoku Electric Power Co., Inc. (Utilities)..........................        16,200         244,983
                    Tokyo Corp. (Industrial & Commercial)................................        35,000         149,461
                    Tokyo Electric Power Co., Inc. (Utilities)...........................        39,000         699,785
                    Tokyo Electron Ltd. (Information Technology).........................         3,100         118,778
                    Tokyo Gas Co. Ltd. (Utilities).......................................        93,400         223,209
                    Tokyo Marine & Fire Insurance Co., Ltd. (Finance)....................        70,000         663,663
                    Toppan Printing Co., Ltd. (Information & Entertainment)..............        28,200         382,261
                    Toray Industries, Inc. (Materials)...................................        70,100         318,574
                    Toto Ltd. (Materials)................................................        23,200         212,686
                    Toyobo Co., Ltd. (Consumer Discretionary)............................        45,800          69,978
                    Toyota Motor Corp. (Consumer Discretionary)..........................        91,200       2,629,704
                    Ube Industries Ltd. (Materials)......................................        41,800          75,330
                    Yamaichi Securities Co., Ltd. (Finance)..............................           900              14
                    Yasuda Trust & Banking Co., Ltd. (Finance)...........................           900             769
                    Yokogawa Electric Corp. (Information Technology).....................        23,000         151,021
                                                                                                           -------------
                                                                                                             37,597,103
                                                                                                           -------------
                    KOREA -- 0.0%
                    Samsung Electronic Co., Ltd. (Information Technology)................            27             967
                                                                                                           -------------
                    NETHERLANDS -- 2.6%
                    ABN Amro Holdings NV (Finance).......................................        28,172         537,271
                    Akzo Nobel NV (Materials)+...........................................         1,575         277,069
                    Elsevier NV (Consumer Discretionary).................................        14,500         245,157
                    Getronics NV (Information Technology)+...............................         1,810          62,207
                    Heineken NV (Consumer Staples).......................................         1,000         169,325
                    ING Groep NV (Finance)...............................................        15,958         648,823
                    KLM Royal Dutch Air Lines NV (Information & Entertainment)...........         1,924          69,223
                    Koninklijke Ahold NV (Consumer Discretionary)........................        14,601         389,399
                    Koninklijke KNP BT (Materials).......................................         2,175          46,952
                    Koninklijke PTT Nederland NV (Information Technology)................         9,299         373,401
                    Nedlloyd Groep NV (Industrial & Commercial)..........................           550          12,648
                    Oce-Van Der Grinten NV (Information Technology)+.....................           405          46,159

---------------------
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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    NETHERLANDS (continued)
                    Philips Electronics NV (Information Technology)......................         7,050    $    465,790
                    Royal Dutch Petroleum Co. (Energy)...................................        42,300       2,203,014
                    Stork NV (Industrial & Commercial)...................................           744          27,255
                    Unilever NV PLC (Consumer Staples)...................................        12,800         744,568
                    Wolters Kluwer NV (Information & Entertainment)+.....................         1,368         181,111
                                                                                                           -------------
                                                                                                              6,499,372
                                                                                                           -------------
                    NORWAY -- 0.5%
                    Aker RGI ASA, Series A (Industrial & Commercial).....................         2,600          45,916
                    Bergesen d.y. ASA, Series A (Industrial & Commercial)................         2,300          59,008
                    Bergesen d.y. ASA, Series B (Industrial & Commercial)................           900          22,777
                    Christiania Bank Og Kreditkasse+ (Finance)...........................        22,400          80,674
                    Dyno Industrier ASA (Materials)......................................         1,300          25,127
                    Elkem ASA (Materials)................................................         2,100          29,786
                    Hafslund ASA, Series A (Utilities)...................................         4,100          24,515
                    Helikopter Services Group ASA (Industrial & Commercial)..............           900          10,262
                    Kvaerner ASA, Series A (Industrial & Commercial).....................         1,700          83,920
                    Leif Hoegh & Co. ASA (Industrial & Commercial).......................         1,300          25,489
                    NCL Holdings, ASA (Information & Entertainment)......................         5,600          20,947
                    Norsk Hydro ASA......................................................         9,600         494,591
                    Norske Skogindustrier ASA, Class A (Materials)+......................         1,100          33,651
                    Orkla ASA (Finance)..................................................         1,900         163,807
                    Petroleum Geo-Services (Energy)+.....................................         1,300          83,697
                    Unified Storebrand ASA (Finance).....................................        11,600          78,878
                    Unitor ASA (Industrial & Commercial).................................           800          10,346
                                                                                                           -------------
                                                                                                              1,293,391
                                                                                                           -------------
                    PORTUGAL -- 1.1%
                    Banco Commercial Portugues SA (Finance)..............................        13,000         274,140
                    Banco Espirito Santo e Comercial de Lisboa (Finance)+................         6,900         194,096
                    Banco Totta & Acores SA (Finance)....................................         5,000          94,340
                    BPI-SGPS SA (Finance)+...............................................         6,600         146,687
                    Cimpor-Cimentos de Portugal SA SGPS (Consumer Staples)...............         6,900         174,759
                    CIN-Corparacao Industrial de Norte SA (Materials)....................           300          18,629
                    Corticeira Amorim SA (Materials).....................................         1,300          14,789
                    Electricidad de Portugal SA (Utilities)..............................        30,500         551,268
                    INAPA-Investimentos Participacoes e Gestao SA (Materials)............           400          13,319
                    Jeronimo Martins SGPS SA (Consumer Staples)..........................         2,000          63,208
                    Portucel Industrial-Empresa Produtora de Celulose SA (Materials).....         7,400          47,554
                    Portugal Telecom SA (Information Technology).........................        19,100         879,745
                    Soares Da Costa (Consumer Discretionary).............................         1,000           7,769
                    Sonae Investimentos-Sociedade Gestora de Participacoes Sociais SA
                      (Industrial & Commercial)..........................................         3,400         127,075
                    UNICER-Uniao Cervejeira SA (Consumer Staples)........................           900          14,084
                                                                                                           -------------
                                                                                                              2,621,462
                                                                                                           -------------
                    SINGAPORE -- 0.9%
                    Asis Foods & Properties Ltd. (Consumer Staples)+.....................        22,666           5,440
                    City Developments Ltd. (Real Estate).................................        32,000         157,566
                    Creative Technolog Ltd. (Information Technology).....................         4,000         111,149
                    Cycle & Carriage Ltd. (Consumer Discretionary).......................         9,000          38,106
                    DBS Land Ltd. (Real Estate)..........................................        38,000          64,595
                    Development Bank of Singapore Ltd. alien shares (Finance)............        19,000         178,767
                    First Capital Corp., Ltd. alien shares (Real Estate).................        12,000          13,549
                    Fraser & Neave Ltd. alien shares (Consumer Staples)..................        11,800          58,843
                    Hai Sun Hup Group Ltd. alien shares (Finance)........................        23,000          10,027
                    Hotel Properties Ltd. alien shares (Real Estate).....................        19,000          13,706
                    Inchcape Bhd alien shares (Multi-industry)...........................         8,000          21,377

                                                           ---------------------
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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    SINGAPORE (continued)
                    Keppel Corp., Ltd. (Industrial & Commercial).........................        29,000    $     98,228
                    Metro Holdings Ltd. (Consumer Discretionary).........................         4,000           7,502
                    NatSteel Ltd. (Materials)............................................        13,000          27,398
                    Neptune Orient Lines Ltd. (Industrial & Commercial)..................        35,000          20,856
                    Overseas Chinese Banking Corp., Ltd. alien shares (Finance)..........        33,534         200,878
                    Overseas Union Enterprise Ltd. (Information & Entertainment).........         6,000          13,925
                    Parkway Holdings Ltd. alien shares (Real Estate).....................        13,000          30,823
                    Robinson & Co., Ltd. alien shares (Consumer Discretionary)...........         2,400           7,437
                    Shangri-La Hotel Ltd. alien shares (Information & Entertainment).....         6,400          12,284
                    Singapore Airlines Ltd. alien shares (Information & Entertainment)...        35,000         228,321
                    Singapore Press Holdings Ltd. alien shares (Information &
                      Entertainment).....................................................         7,800         106,658
                    Singapore Tech Industrial Corp. (Industrial & Commercial)............        29,000          29,468
                    Singapore Telecommunications Ltd. (Information Technology)...........       243,000         469,462
                    Straits Trading Co., Ltd. (Materials)................................        14,000          20,022
                    United Industrial Corp., Ltd. (Multi-industry).......................        58,000          27,286
                    United Overseas Bank Ltd. alien shares (Finance).....................        33,000         196,644
                    United Overseas Land (Real Estate)...................................        22,000          21,389
                                                                                                           -------------
                                                                                                              2,191,706
                                                                                                           -------------
                    SPAIN -- 4.4%
                    Acerinox SA (Materials)..............................................           787         122,977
                    Autopistas Concesionaria Espana SA (Industrial & Commercial).........        15,186         202,670
                    Banco Bilbao Vizcaya SA (Finance)....................................        48,450       1,463,800
                    Banco Central Hispanoamericano SA (Finance)..........................        23,600         452,659
                    Banco de Santander SA (Finance)......................................        34,350       1,038,954
                    Corporacion Bancaria de Espana SA (Finance)..........................         9,050         561,414
                    Corporacion Financiera Alba SA (Multi-industry)......................         1,125         121,471
                    Corporacion Mapfre SA registered (Finance)...........................         1,968          96,084
                    Dragados & Construcciones SA (Consumer Discretionary)................         4,150          88,227
                    Ebro Agricolas, Compania de Alimentacion SA (Industrial &
                      Commercial)........................................................         3,450          59,694
                    Empresa Nacional Celulos SA (Materials)..............................         1,475          23,939
                    Endesa SA (Utilities)................................................        73,200       1,377,010
                    Ercros SA (Materials)................................................        12,200          12,436
                    Fomento de Construcciones y Contratas SA (Consumer Discretionary)....         4,300         170,720
                    Gas Natural SDG, SA (Utilities)......................................        10,800         534,532
                    Iberdrola SA (Utilities).............................................        66,700         852,146
                    Inmobiliaria Metropolitana Vasco Central SA (Real Estate)............         1,712          73,826
                    Mapfre Vida SA (Finance).............................................            13             802
                    Portland Valderrivas SA (Materials)..................................           475          38,705
                    Repsol SA (Energy)...................................................        21,600         934,344
                    Sociedad General de Aguas de Barcelona SA (Utilities)................         3,143         129,000
                    Tabacalera SA, Series A (Consumer Staples)...........................         2,600         198,779
                    Telefonica de Espana SA (Utilities)..................................        67,400       1,943,666
                    Union Electrica Fenosa SA (Utilities)................................        20,900         209,547
                    Uralita SA (Materials)...............................................         3,800          44,216
                    Vallehermoso SA (Real Estate)........................................         3,083          90,457
                    Viscofan Industria Navarra De Envolturas Celulosicas SA
                      (Materials)........................................................         1,700          41,956
                    Zardoya Otis SA (Industrial & Commercial)............................           625          72,723
                                                                                                           -------------
                                                                                                             10,956,754
                                                                                                           -------------
                    SWEDEN -- 2.7%
                    ABB AB, Class A (Utilities)..........................................        30,700         391,627
                    ABB AB, Class B (Utilities)..........................................         5,200          64,651
                    AGA AB, Series B (Materials).........................................         8,750         109,920
                    Astra AB, Class A (Healthcare).......................................        58,266       1,011,156
                    Astra AB, Class B (Healthcare).......................................        13,600         227,210
                    Atlas Copco AB, Series A (Industrial & Commercial)...................         6,850         210,251

---------------------
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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    SWEDEN (continued)
                    Electrolux AB, Series B (Consumer Discretionary).....................         3,700    $    291,342
                    Ericsson L.M. Telecommunications Co., Class B (Information
                      Technology)........................................................        40,100       1,635,887
                    Esselte AB, Series B (Information Technology)........................         1,800          37,182
                    Granges AB (Materials)+..............................................         1,650          26,284
                    Hennes & Mauritz AB Class B (Consumer Discretionary).................         8,900         411,487
                    Scanem AB, Series A (Industrial & Commercial)........................           250           9,551
                    Securitas AB, Series B (Industrial & Commercial).....................         3,700         111,170
                    Skandinaviska Enskilda Banken., Series A (Finance)...................        24,200         285,204
                    Skandia Forsakrings AB (Finance).....................................         4,700         247,737
                    Skanska AB, Series B (Industrial & Commercial).......................         5,600         230,629
                    SKF AB, Series B (Materials).........................................         3,600          84,388
                    Stora Kopparbergs Bergslags Aktiebolag, Series A (Materials).........        14,550         193,146
                    Svenska Cellulosa AB, Class B (Materials)............................         8,200         180,004
                    Svenska Handelsbanken, Series A (Finance)+...........................         9,800         345,218
                    Swedish Match AB (Consumer Staples)..................................        25,000          84,504
                    Trelleborg AB, Series B (Materials)..................................         6,700          93,712
                    Volvo AB, Series B (Consumer Discretionary)..........................        16,400         437,531
                                                                                                           -------------
                                                                                                              6,719,791
                                                                                                           -------------
                    SWITZERLAND -- 5.4%
                    ABB AG (Utilities)+..................................................           310         412,449
                    Adecco SA (Industrial & Commercial)+.................................           585         172,324
                    Alusuisse-Lonza Holdings AG (Multi-industry).........................           180         165,255
                    CS Holding AG (Finance)+.............................................         6,750         987,077
                    Fischer (Georg) AG, Series B (Consumer Staples)......................            25          34,367
                    Gebrueder Sulzer AG (Consumer Staples)+..............................           130          85,889
                    Holderbank Financiere Glarus AG (Materials)..........................           215         187,435
                    Nestle SA (Consumer Staples)+........................................         1,245       1,831,961
                    Novartis AG (Healthcare).............................................         2,025       3,235,342
                    Roche Holdings AG (Healthcare).......................................            51         776,196
                    Roche Holdings AG Genusscheine NPV (Healthcare)......................           218       1,950,961
                    Schweizerische BankGesellschaft (Finance)+...........................           730         185,086
                    Schweizerische BankGesellschaft, Series B (Finance)+.................           660         840,160
                    Schweizerische Rueckversicherungs-Gesellschaft (Consumer
                      Discretionary).....................................................           455         743,228
                    SGS Societe Generale de Surveillance Holding SA, Series B (Industrial
                      & Commercial)......................................................            60         112,105
                    SMH AG (Consumer Discretionary)......................................           165          90,149
                    Swiss Bank Corp. (Finance)+..........................................         2,390         686,425
                    Swissair AG, Series B (Information & Entertainment)+.................           110         143,576
                    Valora Holding AG (Industrial & Commercial)..........................           205          43,134
                    Zurich Versicherungs-Gesellschaft (Finance)..........................         1,495         629,120
                                                                                                           -------------
                                                                                                             13,312,239
                                                                                                           -------------
                    THAILAND -- 0.0%
                    Advance Agro PCL alien shares (Materials)+...........................           660             590
                    CMIC Finance & Security PCL alien shares (Finance)...................         6,700               0
                    Finance One PCL alien shares (Finance)...............................        37,700               0
                    General Finance & Securities PCL alien shares (Finance)..............         7,650               0
                    Land & House PCL alien shares (Real Estate)+.........................        34,119          10,384
                    Phoenix Pulp & Paper PCL alien shares (Materials)....................         1,600             477
                    TPI Polene PCL alien shares (Materials)..............................        51,400           5,108
                    Univest Land PCL alien shares (Real Estate)..........................        22,500               0
                                                                                                           -------------
                                                                                                                 16,559
                                                                                                           -------------
                    UNITED KINGDOM -- 24.2%
                    Abbey National PLC (Finance).........................................        74,650       1,191,423
                    Arjo Wiggins Appleton PLC (Materials)................................        37,325         106,535
                    Associated British Foods PLC (Consumer Staples)......................        26,650         245,525

                                                           ---------------------
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

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    UNITED KINGDOM (continued)
                    B.A.T. Industries PLC (Multi-industry)...............................       165,361    $  1,485,761
                    Barclays PLC (Finance)...............................................        90,645       2,186,131
                    Bass PLC (Consumer Staples)..........................................        58,700         842,677
                    BG PLC (Utilities)...................................................       278,735       1,336,947
                    BICC Group PLC (Industrial & Commercial).............................        37,343          97,126
                    Blue Circle Industries PLC (Materials)...............................        69,400         398,513
                    BOC Group PLC (Materials)............................................        37,395         596,828
                    Boots Co. PLC (Consumer Discretionary)...............................        58,700         862,505
                    BPB Industries PLC (Materials).......................................        37,325         213,069
                    British Aerospace PLC (Industrial & Commercial)......................        26,638         727,021
                    British Airways PLC (Information & Entertainment)....................        63,904         579,571
                    British Petroleum Co. PLC (Energy)...................................       301,728       4,127,669
                    British Sky Broadcasting Group PLC (Information & Entertainment).....        85,425         634,807
                    British Steel PLC (Materials)........................................       106,675         249,076
                    British Telecommunications PLC (Information Technology)..............       309,350       2,387,649
                    BTR Ltd. PLC (Industrial & Commercial)...............................       224,077         777,702
                    Burmah Castrol PLC (Energy)..........................................        16,029         269,902
                    Cable & Wireless PLC (Information Technology)........................       133,315       1,211,338
                    Cadbury Schweppes PLC (Consumer Discretionary).......................        58,696         609,660
                    Caradon PLC (Materials)..............................................        42,620         134,604
                    Centrica PLC (Utilities)+............................................       234,600         340,746
                    Coats Viyella PLC (Consumer Discretionary)...........................        48,095          83,664
                    Commercial Union PLC (Finance).......................................        37,348         514,078
                    Courtaulds PLC (Materials)...........................................        26,650         122,875
                    De La Rue PLC (Information & Entertainment)..........................         5,269          35,595
                    Emi Group PLC (Information & Entertainment)..........................        26,648         200,726
                    General Electric Co. PLC (Multi-industry)............................       154,675       1,007,045
                    GKN PLC (Industrial & Commercial)....................................        31,975         695,014
                    Glaxo Wellcome PLC (Healthcare)......................................       170,650       3,746,742
                    Granada Group PLC (Information & Entertainment)......................        37,331         534,020
                    Grand Metropolitan PLC (Information & Entertainment).................        73,942         673,107
                    Great Universal Stores PLC (Consumer Discretionary)..................        63,975         750,930
                    Guardian Royal Exchange PLC (Finance)................................        42,611         205,102
                    Guinness PLC (Consumer Staples)......................................        78,500         711,948
                    Hanson PLC (Industrial & Commercial).................................        32,072         163,312
                    Harrisons & Crossfield PLC (Multi-industry)..........................        69,250         138,593
                    HSBC Holdings PLC (Finance)..........................................       117,418       2,861,576
                    Imperial Chemical Industries PLC (Materials).........................        48,000         710,149
                    Ladbroke Group PLC (Information & Entertainment).....................        64,046         290,970
                    Land Securities PLC (Real Estate)....................................        42,600         692,851
                    LASMO PLC (Energy)...................................................        42,600         189,221
                    Legal & General Group Ltd PLC (Finance)+.............................        63,975         545,640
                    Lloyds TSB Group Ltd. (Finance)......................................       293,324       3,343,918
                    Lonrho PLC (Multi-industry)..........................................        42,604          66,198
                    Marks & Spencer PLC (Consumer Discretionary).........................       186,600       1,919,257
                    MEPC PLC (Real Estate)...............................................        31,925         287,923
                    National Power PLC (Utilities).......................................        74,650         712,962
                    Peninsular & Oriental Steam PLC (Industrial & Commercial)+...........        42,673         461,972
                    Pilkington PLC (Materials)...........................................        80,014         174,325
                    Prudential Corp. PLC (Finance).......................................       106,710       1,149,820
                    Rank Group PLC (Information & Entertainment).........................        48,100         280,671
                    Redland PLC (Materials)..............................................        31,999         184,287
                    Reed International PLC (Information & Entertainment).................        74,650         794,912
                    Reuters Holdings PLC (Industrial & Commercial).......................        90,700       1,023,265
                    Rexam PLC (Materials)................................................        31,925         156,363
                    Rio Tinto PLC (Materials)............................................        63,998         772,817
                    RMC Group PLC (Materials)............................................        15,950         241,364
                    Royal & Sun Alliance Insurance Group PLC (Finance)...................        74,731         672,717

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    UNITED KINGDOM (continued)
                    Royal Bank of Scotland Group PLC (Finance)...........................        26,651    $    306,524
                    Safeway PLC (Consumer Discretionary)+................................        47,952         262,395
                    Sainsbury (J.) PLC (Consumer Discretionary)..........................        85,272         701,358
                    Schroders PLC (Finance)..............................................        10,675         307,575
                    Scottish Power PLC (Utilities).......................................        53,303         432,113
                    Sears PLC (Consumer Discretionary)...................................       106,675          88,280
                    Sedgwick Group PLC (Finance).........................................        32,071          67,706
                    Slough Estates PLC (Real Estate).....................................        26,650         155,507
                    Smithkline Beecham PLC (Healthcare)..................................       282,683       2,625,830
                    Southern Electric PLC (Utilities)....................................        26,571         201,492
                    Tarmac PLC (Consumer Discretionary)..................................        74,737         145,157
                    Taylor Woodrow PLC (Industrial & Commercial).........................        42,679         126,141
                    Tesco PLC (Consumer Staples).........................................       101,305         818,685
                    Thames Water PLC (Industrial & Commercial)...........................        37,261         561,337
                    Thorn PLC (Consumer Discretionary)+..................................        26,650          67,289
                    TI Group PLC (Industrial & Commercial)...............................        26,571         214,731
                    Unilever NV PLC (Consumer Staples)...................................       157,225       1,239,396
                    United Utilities PLC (Utilities).....................................        37,347         480,004
                    Vodafone Group PLC (Information Technology)..........................       176,057       1,177,478
                    Zeneca Group PLC (Real Estate).......................................        48,000       1,532,171
                                                                                                           -------------
                                                                                                             60,239,883
                                                                                                           -------------
                    TOTAL COMMON STOCK (cost $193,789,194)...............................                   203,569,633
                                                                                                           -------------
                    PREFERRED STOCK -- 0.5%
                    ----------------------------------------------------------------------------------------------------
                    AUSTRALIA -- 0.1%
                    News Corp., Ltd. (Information & Entertainment).......................        31,965         155,454
                                                                                                           -------------
                    AUSTRIA -- 0.0%
                    Bank Austria AG (Finance)............................................         1,200          49,317
                    Bank Austria AG (Finance)............................................           900          37,351
                    Bau Holdings AG (Consumer Discretionary).............................           100           4,593
                                                                                                           -------------
                                                                                                                 91,261
                                                                                                           -------------
                    GERMANY -- 0.4%
                    RWE AG (Utilities)...................................................         9,920         399,669
                    SAP AG non voting (Information Technology)...........................         1,894         583,182
                                                                                                           -------------
                                                                                                                982,851
                                                                                                           -------------
                    ITALY -- 0.0%
                    Fiat SpA (Consumer Discretionary)....................................        80,850         124,020
                                                                                                           -------------
                    TOTAL PREFERRED STOCK (cost $1,091,560)..............................                     1,353,586
                                                                                                           -------------

                                                                                             PRINCIPAL
                                            BONDS & NOTES -- 0.0%                             AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    FRANCE -- 0.0%
                    Establissements Economiques du Casino -- Perrachon 4.50% 2001
                      (Consumer Discretionary)...........................................    FRF 43,400          15,753
                    Simco SA 3.25% 2006 (Real Estate)....................................     FRF   479          41,463
                    Sodexho SA 6.00% 2004 (Industrial & Commercial)......................    FRF 30,000           5,162
                                                                                                           -------------
                                                                                                                 62,378
                                                                                                           -------------

                                                           ---------------------

                                                                                             PRINCIPAL
                                          BONDS & NOTES (continued)                           AMOUNT           VALUE
                    ----------------------------------------------------------------------------------------------------
                    ITALY -- 0.0%
                    Mediobanca SpA 4.50% 2000 (Finance)..................................   ITL16,000,000  $      9,104
                                                                                                           -------------
                    TOTAL BONDS & NOTES (cost $71,642)...................................                        71,482
                                                                                                           -------------
                    RIGHTS -- 0.1%+                                                           SHARES
                    ----------------------------------------------------------------------------------------------------
                    FRANCE -- 0.0%
                    Sodexho SA 12/11/97 (Information & Entertainment)....................           335           4,188
                                                                                                           -------------
                    ITALY -- 0.1%
                    Banco Ambrosiano Veneto SpA 1/2/98 (Finance).........................        36,900         133,391
                                                                                                           -------------
                    NORWAY -- 0.0%
                    NCL Holding ASA 12/23/97 (Information & Entertainment)...............           622               0
                                                                                                           -------------
                    PORTUGAL -- 0.0%
                    Jeronimo Martins 12/31/97 (Consumer Staples).........................         2,000          94,811
                                                                                                           -------------
                    SPAIN -- 0.0%
                    Sociedad General de Aguas De Barcelona SA 12/15/97 (Utilities).......         3,143              14
                                                                                                           -------------
                    TOTAL RIGHTS (cost $0)...............................................                       232,404
                                                                                                           -------------

                                              WARRANTS -- 0.0%+                               SHARES
                    ----------------------------------------------------------------------------------------------------
                    FRANCE -- 0.0%
                    Establissements Economiques du Casino -- Perrachon 12/31/99 (Consumer
                      Discretionary).....................................................           434           9,558
                    Compagnie Generale des Eaux 5/02/01 (Multi-industry).................         4,504           2,754
                    Sodexho SA 6/7/04 (Information & Entertainment)......................             6           1,320
                                                                                                           -------------
                                                                                                                 13,632
                                                                                                           -------------
                    HONG KONG -- 0.0%
                    Hongkong & Shanghai Hotels Ltd. 12/10/98 (Information &
                      Entertainment).....................................................         5,666             136
                    Hysan Development Co., Ltd. 4/30/98 (Real Estate)....................           975              13
                    Oriental Press Group 10/02/98 (Information & Entertainment)..........         5,600              40
                    Peregrine Investment Holdings Ltd. 5/15/98 (Finance).................         1,200              15
                    Stelux Holdings 2/28/98 (Consumer Discretionary).....................         5,800               7
                                                                                                           -------------
                                                                                                                    211
                                                                                                           -------------
                    ITALY -- 0.0%
                    La Rinascente 11/30/99 (Finance).....................................         2,650           3,259
                    Mediobanca SpA 12/31/99 (Finance)....................................         2,000             865
                    Riunione Adriatica de Sicurta SpA 12/16/97 (Finance).................           250             673
                    Riunione Adriatica de Sicurta SpA 12/16/97 RNC (Finance).............           150             374
                                                                                                           -------------
                                                                                                                  5,171
                                                                                                           -------------

---------------------

                                            WARRANTS (continued)                              SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    SINGAPORE -- 0.0%
                    Asia Foods & Properties Ltd. 7/12/02 (Consumer Staples)..............         1,700    $        238
                    Straits Steamship Land Ltd. 12/12/00 (Multi-industry)................         4,750           1,505
                                                                                                           -------------
                                                                                                                  1,743
                                                                                                           -------------
                    TOTAL WARRANTS (cost $11,963)........................................                        20,757
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $194,964,359)......................                   205,247,862
                                                                                                           -------------

                                                                                             PRINCIPAL
                    REPURCHASE AGREEMENT -- 17.9%                                             AMOUNT
                    ----------------------------------------------------------------------------------------------------

                    REPURCHASE AGREEMENT -- 17.9%
                    Agreement with State Street Bank & Trust Co., bearing interest of
                      5.0% dated 11/28/97 to be repurchased 12/01/97 in the amount of
                      $44,568,563 and collateralized by $44,375,000 U.S. Treasury Notes
                      6.25% due 7/31/98
                      approximate aggregate value $45,445,788 (cost $44,550,000).........   $44,550,000      44,550,000
                                                                                                           -------------
                    TOTAL INVESTMENTS --
                      (cost $239,514,359)                        100.3%                                     249,797,862
                    Liabilities in excess of other assets --      (0.3)                                        (871,150)
                                                                 -----                                     -------------
                    NET ASSETS --                                100.0%                                    $248,926,712
                                                                 =====                                     =============

              -----------------------------

              + Non-income producing securities
              FRF -- French Franc
              ITL -- Italian Lira

                                                           ---------------------

                                        OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                    -------------------------------------------------------------------------------

                          CONTRACT                    IN              DELIVERY     GROSS UNREALIZED
                         TO DELIVER              EXCHANGE FOR           DATE         APPRECIATION
                    -------------------------------------------------------------------------------
                    *AUD       1,423,993     USD        1,022,000      12/18/97      $     49,003
                    *DEM         269,771     USD          157,099      01/16/98             3,666
                    *DEM       1,309,000     USD          748,556      01/16/98             4,058
                    *DEM       1,050,000     USD          600,446      01/16/98             3,255
                    *DEM       3,471,355     USD        1,985,106      01/16/98            10,762
                    *DEM       6,162,229     USD        3,523,892      01/16/98            19,103
                    *DEM       3,229,313     USD        1,875,000      02/12/98            35,674
                     DEM       4,089,516     USD        2,337,000      03/16/98             3,832
                    *ESP      86,733,100     USD          593,770      02/12/98            10,952
                    *ESP       3,831,540     USD           26,230      02/12/98               484
                    *FRF       5,910,284     USD        1,025,966      12/15/97            23,605
                    *FRF      12,083,773     USD        2,078,464      01/21/98            24,326
                    *FRF       1,176,727     USD          202,402      01/21/98             2,369
                     FRF      12,223,976     USD        2,087,000      03/16/98             3,169
                    *ITL   2,620,000,000     USD        1,533,150      01/21/98            17,011
                    *ITL   1,454,574,300     USD          851,176      01/21/98             9,444
                    *ITL   1,859,990,000     USD        1,088,414      01/21/98            12,076
                    *ITL   2,654,510,860     USD        1,553,345      01/21/98            17,235
                    *ITL   1,433,292,000     USD          840,000      02/19/98            10,649
                    *ITL     428,018,000     USD          252,269      02/19/98             4,604
                     JPY   1,047,959,750     USD        8,725,000      01/29/98           430,867
                     JPY     526,968,188     USD        4,362,500      01/29/98           191,782
                     JPY     199,916,000     USD        1,640,000      01/29/98            57,754
                     JPY   1,026,888,875     USD        8,725,000      02/05/98           589,527
                     JPY     526,335,625     USD        4,362,500      02/05/98           192,634
                    *JPY      45,479,716     USD          361,754      02/26/98               362
                    *JPY      19,827,084     USD          157,708      02/26/98               158
                    *NLG       1,295,840     USD          667,890      02/19/98            12,612
                    *NLG         630,778     USD          325,110      02/19/98             6,139
                    *USD       3,726,000     FRF       22,089,098      12/15/97            16,835
                    *USD         627,000     ESP       93,636,180      12/18/97             1,283
                    *USD       1,968,000     DEM        3,471,355      01/16/98             6,345
                    *USD       1,510,827     ITL    2,620,000,000      01/21/98             5,313
                    *USD         839,000     ITL    1,454,574,300      01/21/98             2,732
                                                                                       ----------
                                                                                        1,779,620
                                                                                       ----------

---------------------

                                  OPEN FORWARD FOREIGN CURRENCY CONTRACTS (continued)
                    -------------------------------------------------------------------------------

                          CONTRACT                    IN              DELIVERY     GROSS UNREALIZED
                         TO DELIVER              EXCHANGE FOR           DATE         DEPRECIATION
                    -------------------------------------------------------------------------------
                    *ESP      93,636,180     USD          626,664      12/18/97      $     (1,619)
                    *ESP      86,827,505     USD          581,097      12/18/97            (1,501)
                    *ESP     149,395,675     USD          999,837      12/18/97            (2,583)
                    *FRF       6,198,357     USD        1,040,377      12/15/97           (10,841)
                    *FRF      22,069,098     USD        3,704,236      12/15/97           (38,599)
                    *FRF       1,107,975     USD          186,387      01/21/98            (1,960)
                    *SGD       3,132,716     USD        1,939,162      03/05/98           (15,625)
                    *USD       1,028,681     FRF        5,910,284      12/15/97           (26,319)
                    *USD       1,078,819     FRF        6,198,357      12/15/97           (27,602)
                    *USD         597,500     ESP       86,827,505      12/18/97           (14,902)
                    *USD       1,025,999     ESP      149,395,675      12/18/97           (23,579)
                    *USD       1,027,838     AUD        1,423,993      12/19/97           (54,841)
                    *USD         157,282     DEM          269,771      01/16/98            (3,849)
                    *USD         749,842     DEM        1,309,000      01/16/98            (5,344)
                    *USD         602,983     DEM        1,050,000      10/16/98            (5,772)
                    *USD       3,592,718     DEM        6,162,229      01/16/98           (87,930)
                    *USD         192,748     FRF        1,107,975      01/21/98            (4,402)
                    *USD       2,107,500     FRF       12,083,773      01/21/98           (53,362)
                    *USD         204,709     FRF        1,176,727      01/21/98            (4,675)
                    *USD       1,100,000     ITL    1,859,990,000      01/21/98           (23,663)
                    *USD       1,565,603     ITL    2,654,510,860      01/21/98           (29,493)
                    *USD       1,883,530     DEM        3,229,313      02/12/98           (44,204)
                    *USD         597,500     ESP       86,733,100      02/12/98           (14,683)
                    *USD          26,341     ESP        3,831,540      02/12/98              (594)
                    *USD         847,049     ITL    1,433,292,000      02/19/98           (17,699)
                    *USD         252,951     ITL      428,018,000      02/19/98            (5,285)
                    *USD         672,500     NLG        1,295,840      02/19/98           (17,222)
                    *USD         326,524     NLG          630,778      02/19/98            (7,553)
                    *USD         364,801     JPY       45,479,716      02/26/98            (3,409)
                    *USD         157,972     JPY       19,827,084      02/26/98              (422)
                     USD         792,028     JPY       99,407,416      02/26/98            (2,114)
                    *USD       1,967,168     SGD        3,132,716      03/05/98           (12,382)
                     USD          47,523     JPY        5,937,000      03/16/98              (213)
                                                                                       ----------
                                                                                         (564,241)
                                                                                       ----------
                             Net Unrealized Appreciation.......................      $  1,215,379
                                                                                       ==========

              -----------------------------

              * Represents open forward foreign currency contracts and
                offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

                    AUD  --   Australian Dollar      FRF  --   French Franc      NLG  --   Netherlands Guilder
                    DEM  --   Deutsche Mark          ITL  --   Italian Lira      SGD  --   Singapore Dollar
                    ESP  --   Spanish Peseta         JPY  --   Japanese Yen      USD  --   United States Dollar

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    REAL ESTATE PORTFOLIO              INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                             COMMON STOCK -- 84.0%                              SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------

                    INFORMATION & ENTERTAINMENT -- 8.6%
                    Leisure & Tourism -- 8.6%
                    Bristol Hotel Co.+.....................................................        7,300    $   180,675
                    CapStar Hotel Co.+.....................................................       25,500        954,656
                    Host Marriott Corp.+...................................................        7,300        151,931
                    Premier Parks, Inc.+...................................................       12,400        483,600
                    Servico, Inc.+.........................................................       39,500        683,844
                    WHG Resorts & Casinos, Inc.+...........................................        3,800         84,550
                                                                                                            -------------
                                                                                                              2,539,256
                                                                                                            -------------
                    REAL ESTATE -- 75.4%
                    Real Estate Companies -- 7.0%
                    Boardwalk Equities, Inc.+..............................................       26,200        298,940
                    Catellus Development Corp.+............................................       50,800        939,800
                    Crescent Operating, Inc.+..............................................        1,780         29,815
                    Security Capital Group, Inc., Class B+.................................        7,800        250,575
                    The Rouse Co...........................................................        2,000         63,000
                    TrizecHahn Corp........................................................       21,700        501,812

                    Real Estate Investment Trusts -- 68.4%
                    Alexandria Real Estate Equities, Inc...................................       14,100        438,862
                    Ambassador Apartments, Inc. Class A....................................       18,400        366,850
                    Apartment Investment & Management Co...................................        4,900        173,338
                    Arden Reality, Inc.....................................................        3,200         97,400
                    Avalon Properties, Inc.................................................        5,700        175,275
                    Bay Apartment Communities, Inc.........................................       10,200        407,362
                    Beacon Properties Corp.................................................       14,100        634,500
                    Boston Properties, Inc.................................................       26,100        851,512
                    Boykin Lodging Co......................................................        7,000        181,563
                    California Reality Corp................................................       21,700        861,219
                    Camden Property Trust..................................................       10,000        326,875
                    CarrAmerica Realty Corp................................................        2,000         60,250
                    CCA Prison Reality Trust...............................................        5,100        181,687
                    CenterPoint Properties Corp............................................       12,100        400,812
                    Chelsea GCA Realty, Inc................................................        2,500         95,000
                    Crescent Real Estate Equities Co.......................................       25,300        974,050
                    Duke Realty Investments, Inc...........................................        6,200        142,600
                    Equity Office Properties Trust.........................................        5,700        184,894
                    Equity Residential Properties Trust....................................        1,100         55,000
                    Essex Property Trust, Inc..............................................       18,200        657,475
                    FelCor Suite Hotels, Inc...............................................       18,100        657,256
                    First Industrial Reality Trust, Inc....................................       18,000        635,625
                    First Union Real Estate Investments....................................        9,900        147,263
                    Gables Residential Trust...............................................        7,300        198,469
                    Glenborough Reality Trust, Inc.........................................       21,800        588,600
                    Golf Trust of America, Inc.............................................       14,300        386,100
                    Home Properties of New York, Inc.......................................        5,600        148,750
                    IRT Property Co........................................................       10,800        130,275
                    Irvine Apartment Communities, Inc......................................        8,800        273,350
                    JDN Realty Corp........................................................       17,000        528,062
                    Kilroy Reality Corp....................................................        6,400        168,000
                    Kimco Realty Corp......................................................        5,500        189,062
                    Liberty Property Trust.................................................       28,700        801,806
                    National Golf Properties, Inc..........................................        4,400        139,700

---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    REAL ESTATE (continued)
                    Real Estate Investment Trusts (continued)
                    Oasis Residential, Inc.................................................        1,000    $    21,813
                    Pacific Gulf Properties, Inc...........................................        3,800         85,025
                    Parkway Properties, Inc................................................       21,900        721,331
                    Patriot American Hospitality, Inc......................................       25,312        791,000
                    Post Properties, Inc...................................................       12,200        471,225
                    Prentiss Properties Trust..............................................       10,300        266,512
                    Public Storage, Inc....................................................       24,800        685,100
                    Reckson Associates Realty Corp.........................................       21,100        560,469
                    Security Capital Pacific Trust.........................................        8,642        210,109
                    Simon DeBartolo Group, Inc.............................................       18,100        591,644
                    SL Green Reality Corp..................................................        9,700        252,200
                    Starwood Lodging Trust.................................................       16,600        890,175
                    Storage USA, Inc.......................................................        6,000        234,375
                    Sunstone Hotel Investors, Inc..........................................       29,900        525,119
                    The Macerich Co........................................................        6,600        179,025
                    Tower Reality Trust Inc.+..............................................        6,100        148,688
                    United States Restaurant Properties, Inc...............................        9,850        235,169
                    Urban Shopping Centers, Inc............................................        3,200        106,600
                    Vornado Realty Trust...................................................       20,300        909,694
                    Weingarten Realty Investors............................................        1,800         75,038
                                                                                                            -------------
                                                                                                             22,303,095
                                                                                                            -------------
                    TOTAL COMMON STOCK (cost $23,518,812)..................................                  24,842,351
                                                                                                            -------------
                                            PREFERRED STOCK -- 3.7%
                    ----------------------------------------------------------------------------------------------------
                    REAL ESTATE -- 3.7%
                    Real Estate Companies -- 1.0%
                    Oasis Residential, Inc. convertible, Series A 2.25%....................          700         17,500
                    The Rouse Co. convertible, Series B 3.0%...............................        5,400        270,000

                    Real Estate Investment Trusts -- 2.7%
                    Equity Residential Properties Trust convertible, Series E 7.0%.........       24,200        674,575
                    Security Capital Pacific Trust convertible, Series A 1.75%.............          400         13,350
                    Vornado Realty Trust convertible, Series A 6.50%.......................        1,700        113,794
                                                                                                            -------------
                                                                                                              1,089,219
                                                                                                            -------------
                    TOTAL PREFERRED STOCK (cost $1,090,413)................................                   1,089,219
                                                                                                            -------------
                    TOTAL INVESTMENT SECURITIES (cost $24,609,225).........................                  25,931,570
                                                                                                            -------------
                                                                                              PRINCIPAL
                                        SHORT-TERM SECURITIES -- 12.6%                          AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    FEDERAL AGENCY OBLIGATIONS -- 12.6%
                    Federal Home Loan Bank Consolidated Discount Note 5.35% due 12/1/97....   $  130,000        130,000
                    Federal Home Loan Mortgage Discount Notes 5.46% due 12/1/97............    3,600,000      3,600,000
                                                                                                            -------------
                    TOTAL SHORT-TERM SECURITIES (cost $3,730,000)..........................                   3,730,000
                                                                                                            -------------
                    TOTAL INVESTMENTS --
                      (cost $28,339,225)                                              100.3%                 29,661,570
                    Liabilities in excess of other assets --                           (0.3)                    (96,712)
                                                                                     ------                 -------------
                    NET ASSETS --                                                     100.0%                $29,564,858
                                                                                     ======                 =============

              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    AGGRESSIVE GROWTH
    PORTFOLIO                          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                            COMMON STOCK -- 94.8%                              SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------


                    CONSUMER DISCRETIONARY -- 6.6%
                    Apparel & Textiles -- 1.5%
                    Gap, Inc..............................................................       10,000    $    536,875
                    Liz Claiborne, Inc....................................................       10,000         502,500
                    Tefron Ltd.+..........................................................       26,200         550,200

                    Housing -- 0.6%
                    D.R. Horton, Inc......................................................       25,000         445,313
                    Toll Brothers, Inc.+..................................................       10,000         241,250

                    Retail -- 4.5%
                    The Neiman Marcus Group, Inc.+........................................       25,000         823,437
                    Amazon.com., Inc.+....................................................        7,000         346,500
                    Ames Department Stores, Inc.+.........................................       65,000       1,105,000
                    Costco Cos., Inc.+....................................................        5,000         221,563
                    CVS Corp..............................................................       13,000         862,875
                    Kohl's Corp.+.........................................................        5,000         361,875
                    Office Depot, Inc.+...................................................       15,500         366,187
                    Woolworth Corp.+......................................................       25,000         540,625
                                                                                                           ------------
                                                                                                              6,904,200
                                                                                                           ------------
                    CONSUMER STAPLES -- 4.7%
                    Food, Beverage & Tobacco -- 1.7%
                    800-JR Cigar, Inc.+...................................................       20,000         550,000
                    Beringer Wine Estates Holdings, Inc., Class B+........................        4,900         159,250
                    Chiquita Brands International, Inc....................................       25,000         423,438
                    Fresh Del Monte Produce, Inc.+........................................       15,000         221,250
                    Ryan's Family Steak Houses, Inc.+.....................................       45,000         399,375

                    Household Products -- 3.0%
                    A.C. Moore Arts & Crafts, Inc.+.......................................        2,000          30,000
                    Dial Corp. New........................................................       60,000       1,162,500
                    Furniture Brands International, Inc.+.................................       10,000         195,625
                    Scotts Co., Class A+..................................................        7,000         204,750
                    Silgan Holdings, Inc.+................................................       12,000         417,000
                    Steiner Leisure Ltd.+.................................................       15,000         431,250
                    Sunbeam Corp..........................................................       15,000         660,937
                                                                                                           ------------
                                                                                                              4,855,375
                                                                                                           ------------
                    ENERGY -- 15.8%
                    Energy Services -- 13.5%
                    Anadarko Petroleum Corp...............................................       10,000         650,000
                    Baker Hughes, Inc.....................................................       10,000         418,750
                    Cliffs Drilling Co.+..................................................       17,600         976,800
                    Cooper Cameron Corp.+.................................................       20,000       1,218,750
                    Core Laboratories NV+.................................................       30,000       1,087,500
                    Diamond Offshore Drilling, Inc........................................       15,400         768,075
                    Eagle Geophysical, Inc.+..............................................        3,000          48,750
                    EVI, Inc.+............................................................       10,000         514,375
                    Falcon Drilling Co., Inc.+............................................       40,000       1,290,000
                    Friede Goldman International, Inc.+...................................       50,000       1,487,500
                    Global Marine, Inc.+..................................................       10,000         263,125
                    Marine Drilling Co., Inc. +...........................................       20,000         455,000

---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    ENERGY (continued)
                    Energy Services (continued)
                    Nabors Industries, Inc. +.............................................       20,000    $    701,250
                    Noble Drilling Corp.+.................................................       28,000         841,750
                    Patterson Energy, Inc.+...............................................       20,200         742,350
                    Rowan Cos., Inc.+.....................................................       10,000         340,000
                    Seagull Energy Corp.+.................................................       10,000         228,125
                    Tidewater, Inc........................................................        3,000         168,187
                    Trico Marine Services, Inc.+..........................................       36,400       1,012,375
                    UTI Energy Corp.+.....................................................       15,000         420,000
                    Varco International, Inc.+............................................        6,400         327,600

                    Energy Sources -- 2.3%
                    ENSCO International, Inc. +...........................................       26,000         929,500
                    Kerr-McGee Corp.......................................................       10,000         663,125
                    KN Energy, Inc........................................................       10,000         467,500
                    Smith International, Inc.+............................................        5,000         320,000
                                                                                                           ------------
                                                                                                             16,340,387
                                                                                                           ------------
                    FINANCE -- 19.7%
                    Banks -- 9.4%
                    Bankers Trust New York Corp...........................................       17,490       2,073,658
                    First American Corp...................................................       33,800       1,673,100
                    First Chicago Corp....................................................       10,000         782,500
                    First International Bancorp, Inc......................................       14,500         197,563
                    Hamilton Bancorp, Inc.+...............................................       20,000         562,500
                    Hibernia Corp. Class A................................................       15,000         271,875
                    ING Groep NV..........................................................       15,115         615,936
                    Long Island Bancorp, Inc..............................................        5,367         252,920
                    PNC Bank Corp.........................................................       26,400       1,420,650
                    Popular Inc...........................................................       16,000         852,000
                    Summit Bancorp........................................................       22,500       1,049,062

                    Financial Services -- 9.0%
                    Allmerica Financial Corp..............................................        5,000         242,500
                    American Capital Strategies Ltd.+.....................................       18,000         333,000
                    Associates First Capital Corp., Class A...............................        5,000         321,250
                    Countrywide Credit Industries, Inc....................................       17,600         720,500
                    Crestar Financial Corp................................................       10,000         513,750
                    Donaldson, Lufkin & Jenrette, Inc.....................................       10,000         728,750
                    Federal Agricultural Mortgage Corp.+..................................        4,100         271,625
                    Hambrecht & Quist Group, Inc.+........................................       10,000         383,750
                    Healthcare Financial Partners, Inc.+..................................       25,400         838,200
                    Interra Financial, Inc................................................        9,000         496,687
                    Jefferies Group, Inc..................................................          400          28,350
                    Legg Mason, Inc.......................................................        9,900         478,913
                    Lehman Brothers Holdings, Inc.........................................       18,000         910,125
                    Merrill Lynch & Co., Inc..............................................        5,000         350,938
                    Metris Cos., Inc.+....................................................        9,500         361,000
                    New Century Financial Corp.+..........................................       25,000         328,125
                    PaineWebber Group, Inc................................................       15,000         504,375
                    Reliance Group Holdings, Inc..........................................       50,000         637,500
                    Stirling Cooke Brown Holdings.........................................       24,000         582,000
                    T&W Financial Corp.+..................................................       15,000         241,875

                                                           ---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Insurance -- 1.3%
                    Conseco, Inc..........................................................       10,000    $    465,625
                    Hartford Life, Inc....................................................       15,000         575,625
                    Penn Treaty American Corp.+...........................................       10,000         325,000
                                                                                                           ------------
                                                                                                             20,391,227
                                                                                                           ------------
                    HEALTHCARE -- 9.8%
                    Drugs -- 2.3%
                    IDEC Pharmaceuticals Corp.+...........................................       20,000         698,750
                    LifeCell Corp.+.......................................................        9,000          43,875
                    Mylan Laboratories, Inc...............................................       49,000       1,087,188
                    Watson Pharmaceuticals, Inc.+.........................................       20,000         595,000

                    Health Services -- 4.9%
                    Access Health, Inc.+..................................................       10,000         297,500
                    Advance Paradigm, Inc.+...............................................       10,000         296,250
                    Arterial Vascular Engineering, Inc.+..................................       20,000       1,107,500
                    Assisted Living Concepts, Inc.+.......................................       30,000         513,750
                    CORR Therapeutics, Inc.+..............................................       20,000         455,000
                    HEALTHSOUTH Corp.+....................................................       20,000         525,000
                    Neurex Corp.+.........................................................       20,000         312,500
                    NovaCare, Inc.+.......................................................       50,000         618,750
                    PhyCor, Inc.+.........................................................       10,000         246,250
                    Vision Twenty One, Inc.+..............................................       70,000         669,375

                    Medical Products -- 2.6%
                    Guidant Corp..........................................................       12,500         803,125
                    Gulf South Medical Supply, Inc. +.....................................       15,000         489,375
                    Osteotech, Inc.+......................................................       10,000         302,500
                    Protein Design Labs, Inc.+............................................       20,000         840,000
                    Rexall Sundown, Inc.+.................................................       10,000         237,500
                                                                                                           ------------
                                                                                                             10,139,188
                                                                                                           ------------
                    INDUSTRIAL & COMMERCIAL -- 10.2%
                    Aerospace & Military Technology -- 0.4%
                    REMEC, Inc.+..........................................................       17,000         397,375

                    Business Services -- 6.2%
                    American Disposal Services, Inc.+.....................................       20,000         712,500
                    Budget Group, Inc., Class A+..........................................        5,000         177,500
                    Checkfree Corp.+......................................................       15,000         392,812
                    Corrections Corp. of America+.........................................        5,000         173,125
                    Culligan Water Technologies, Inc.+....................................       15,000         673,125
                    Hvide Marine, Inc., Class A+..........................................        3,000          84,938
                    Jackson Hewitt, Inc.+.................................................       25,000       1,676,562
                    JLK Direct Distribution, Inc.+........................................       12,600         358,312
                    NCO Group, Inc.+......................................................        5,000         189,375
                    Personnel Group Of America, Inc.+.....................................       10,000         365,625
                    Philip Services Corp.+................................................       10,000         158,125
                    Pre-Paid Legal Services, Inc.+........................................       10,000         283,125
                    Seitel, Inc.+.........................................................       15,000         577,500
                    Snyder Communications, Inc............................................        5,000         169,688
                    Transcrypt International, Inc.+.......................................        5,200         120,900
                    Vestcom International, Inc.+..........................................       15,000         303,750

                    Machinery -- 1.0%
                    IRI International Corp.+..............................................        2,000          32,250
                    Kennametal, Inc.......................................................       20,000       1,053,750

---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL (continued)
                    Transportation -- 2.6%
                    Airborne Freight Corp.................................................       10,000    $    636,875
                    Caliber System, Inc...................................................       25,000       1,335,938
                    CNF Transportation, Inc...............................................       15,000         652,500
                    Consolidated Freightways Corp.+.......................................        4,000          62,500
                                                                                                           ------------
                                                                                                             10,588,150
                                                                                                           ------------
                    INFORMATION & ENTERTAINMENT -- 4.9%
                    Broadcasting & Media -- 2.6%
                    Cinar Films, Inc., Class B+...........................................       22,000         907,500
                    Nextel Communications, Inc., Class A+.................................       20,000         505,000
                    Tele-Communications Liberty Media Group, Inc., Series A+..............       15,000         506,250
                    TV Azteca SA de CV ADR+...............................................        6,000         124,125
                    Univision Communications, Inc., Class A+..............................       10,000         665,625

                    Entertainment Products -- 0.4%
                    Mattel, Inc...........................................................       10,000         400,625

                    Leisure & Tourism -- 1.9%
                    CapStar Hotel Co.+....................................................       20,000         748,750
                    Carnival Corp., Class A...............................................       10,000         540,625
                    Four Seasons Hotels, Inc..............................................        7,000         224,875
                    Ryanair Holdings PLC ADR+.............................................       16,200         433,350
                                                                                                           ------------
                                                                                                              5,056,725
                                                                                                           ------------
                    INFORMATION TECHNOLOGY -- 18.0%
                    Communication Equipment -- 2.1%
                    CIENA Corp.+..........................................................        5,000         270,000
                    Digital Microwave Corp.+..............................................       20,000         315,000
                    Tekelec, Inc.+........................................................       20,000         757,500
                    Tellabs, Inc.+........................................................        6,000         312,000
                    World Access, Inc.+...................................................       20,000         490,000

                    Computers & Business Equipment -- 0.2%
                    Ikon Office Solutions, Inc............................................        7,500         228,281

                    Electronics -- 4.9%
                    Aehr Test Systems+....................................................        4,000          36,500
                    Alpha Industries, Inc.+...............................................       10,000         186,250
                    DII Group, Inc.+......................................................       20,000         447,500
                    Jabil Circuit, Inc.+..................................................       15,000         721,875
                    Lernout & Hauspie Speech Products NV+.................................       10,000         479,375
                    Level One Communications, Inc.+.......................................       20,000         835,000
                    PMC-Sierra, Inc.+.....................................................       20,000         550,000
                    RF Micro Devices, Inc.+...............................................       10,000         141,250
                    Tandy Corp............................................................       20,000         860,000
                    Uniphase Corp.+.......................................................        5,000         200,625
                    Vitesse Semiconductor Corp.+..........................................        5,500         246,125
                    Yurie System, Inc.+...................................................       15,000         373,125

                                                           ---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY (continued)
                    Software -- 8.4%
                    Applied Voice Technology, Inc.+.......................................       10,000    $    280,000
                    Baan Co. NV+..........................................................        5,000         357,500
                    Cambridge Technology Partners, Inc.+..................................       10,000         388,750
                    Check Point Software Technologies, Ltd.+..............................       10,000         451,250
                    Computer Task Group, Inc..............................................       19,300         607,950
                    Compuware Corp.+......................................................       30,000       1,048,125
                    Concord Communications, Inc.+.........................................        2,000          43,750
                    HBO & Co.+............................................................       20,000         897,500
                    Keane, Inc.+..........................................................       15,000         475,313
                    Legato Systems, Inc.+.................................................       10,000         381,250
                    Lycos Inc.+...........................................................       20,000         611,250
                    New Era of Networks, Inc.+............................................       10,000         127,500
                    Novell, Inc.+.........................................................       15,000         138,750
                    QuadraMed Corp.+......................................................       25,000         653,125
                    The Learning Company Inc.+............................................       20,000         362,500
                    Veritas DGC, Inc.+....................................................       15,000         600,000
                    Veritas Software Co...................................................       15,000         655,781
                    Yahoo!, Inc.+.........................................................       12,500         639,062

                    Telecommunications -- 2.4%
                    At Home Corp., Series A+..............................................       10,000         206,250
                    COLT Telecommunications Group PLC ADR+................................        5,000         217,500
                    Globalstar Telecommunications Ltd.+...................................       10,000         495,625
                    Lucent Technologies, Inc..............................................        5,000         400,625
                    Pacific Gateway Exchange, Inc.+.......................................       10,000         388,750
                    Teleport Communications Group+........................................       15,000         735,000
                                                                                                           -------------
                                                                                                             18,613,512
                                                                                                           -------------
                    REAL ESTATE -- 3.1%
                    Real Estate Companies -- 0.6%
                    Security Capital Group, Inc., Class B+................................       10,000         321,250
                    Westfield America, Inc................................................       20,000         333,750

                    Real Estate Investment Trusts -- 2.5%
                    CCA Prison Reality Trust..............................................        5,000         178,125
                    Equity Office Properties Trust........................................       10,000         324,375
                    Innkeepers USA Trust..................................................       20,000         321,250
                    Ocwen Asset Investment Corp...........................................       12,500         227,344
                    Starwood Lodging Trust................................................       15,000         804,375
                    Vornado Realty Trust..................................................       15,000         672,187
                                                                                                           -------------
                                                                                                              3,182,656
                                                                                                           -------------
                    UTILITIES -- 2.0%
                    Gas & Pipeline Utilities -- 1.7%
                    Aquila Gas Pipeline Corp..............................................       50,000         706,250
                    TransCoastal Marine Services, Inc.+...................................       12,000         234,000
                    Western Gas Resources, Inc............................................       35,000         800,626

                    Telephone -- 0.3%
                    McLeodUSA, Inc., Class A+.............................................       10,000         370,000
                                                                                                           -------------
                                                                                                              2,110,876
                                                                                                           -------------
                    TOTAL COMMON STOCK (cost $83,284,878).................................                   98,182,296
                                                                                                           -------------

---------------------

                                                                                             PRINCIPAL
                                     U.S. GOVERNMENT AND AGENCIES -- 2.3%                      AMOUNT          VALUE
                    ----------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT & AGENCIES -- 2.3%
                    United States Treasury Bonds 6.13% 2027...............................   $1,200,000    $  1,213,500
                    United States Treasury Notes 6.13% 2007...............................    1,200,000       1,223,064
                                                                                                           -------------
                                                                                                              2,436,564
                                                                                                           -------------
                    TOTAL U.S. GOVERNMENT AND AGENCIES (cost $2,424,112)..................                    2,436,564
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $85,708,990)........................                  100,618,860
                                                                                                           -------------
                    REPURCHASE AGREEMENT -- 5.8%
                    ----------------------------------------------------------------------------------------------------

                    REPURCHASE AGREEMENT -- 5.8%
                    Joint Repurchase Agreement Account (Note 3)
                      (cost $5,956,000)...................................................    5,956,000       5,956,000
                                                                                                           -------------
                    TOTAL INVESTMENTS --
                      (cost $91,664,990)                                            102.9%                  106,574,860
                              Liabilities in excess of other assets --               (2.9)                   (2,971,396)
                                                                                    ------                 -------------
                    NET ASSETS --                                                   100.0%                 $103,603,464
                                                                                    ======                 ==============


              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EMERGING MARKETS
    PORTFOLIO                          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1997

                                            COMMON STOCK -- 82.2%                              SHARES          VALUE

                    ----------------------------------------------------------------------------------------------------


                    ARGENTINA -- 5.4%
                    Banco Frances del Rio de la Plata SA ADR (Finance)....................        17,500    $   157,558
                    Irsa Inversiones y Represenaciones SA GDR (Real Estate)...............         2,400         73,350
                    Perez Cos. SA (Multi-industry)........................................        31,000        222,041
                    Telefonica de Argentina SA ADR (Utilities) GDR........................        11,000        363,687
                    YPF Sociedad Anonima ADR (Energy).....................................         8,000        268,500
                                                                                                            ------------
                                                                                                              1,085,136
                                                                                                            ------------
                    BRAZIL -- 9.6%
                    Brazil Realty SA Empreendimentos & Participacoes GDR (Real
                      Estate)(1)*.........................................................         2,900         50,750
                    Centrais Electricas de Santa Brasileiras SA (Utilities)...............         1,900        198,678
                    Companhia Siderurgica Nacional (Materials)............................     2,100,000         56,793
                    Companhia Siderurgica Nacional ADR (Materials)........................         2,500         67,608
                    Companhia Vale do Rio Doce (Materials)................................        18,000        322,897
                    Compania Brasileira de Distribuidora GDR (Industrial & Commercial)....        15,700        233,660
                    Compania Energetica de Minas ADR non voting (Materials)...............        10,400        506,251
                    Petroleo Brasileiro SA ADR (Energy)...................................         9,100        198,516
                    Telecomunicacoes Brasileirassa SA ADR (Information Technology)........         2,750        287,031
                                                                                                            ------------
                                                                                                              1,922,184
                                                                                                            ------------
                    CANADA -- 2.1%
                    Bell Canada International, Inc. (Utilities)+..........................         5,000         72,734
                    Hurricane Hydrocarbons Ltd. (Energy)..................................        21,700        133,307
                    Super Sol Ltd. ADR (Materials)........................................        15,700        219,800
                                                                                                            ------------
                                                                                                                425,841
                                                                                                            ------------
                    CHILE -- 4.2%
                    Compania de Telecomunicaciones de Chile SA ADR (Utilities)............        10,000        270,625
                    Distribucion y Servicio D&S SA ADR (Consumer Discretionary)+..........        13,600        237,150
                    Linea Aerea Nacional Chile SA ADR (Information & Entertainment).......         9,700        122,462
                    Madeco SA ADR (Materials).............................................        11,800        199,125
                                                                                                            ------------
                                                                                                                829,362
                                                                                                            ------------
                    CHINA -- 1.3%
                    Beijing Datang Pow (Utilities)........................................       156,000         72,145
                    Guangdong Kelon Electric Holdings (Industrial & Commercial)...........       100,000        111,251
                    Qingling Motors Co., Ltd. (Consumer Discretionary)....................       139,000         74,172
                                                                                                            ------------
                                                                                                                257,568
                                                                                                            ------------
                    HONG KONG -- 2.7%
                    Asia Satellite Telecom Holdings Ltd. (Information Technology)+........        29,000         63,400
                    Cheung Kong Holdings Ltd. (Real Estate)...............................        40,000         93,140
                    China Foods Holdings (Consumer Staples)...............................       116,000         40,891
                    Guangnan Holdings (Consumer Staples)..................................        70,000         52,521
                    Hutchison Whampoa Ltd. (Multi-industry)...............................        18,000        119,918
                    New World Development Co. Ltd. (Real Estate)+.........................        53,900        106,331
                    Ng Fung Hong (Consumer Staples).......................................        56,000         54,694
                                                                                                            ------------
                                                                                                                530,895
                                                                                                            ------------

---------------------
                                       104
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
                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    INDIA -- 4.2%
                    BSES Ltd. GDR (Industrial & Commercial)...............................         5,600    $    75,600
                    Gujarat Ambuja Cements Ltd. GDR (Industrial & Commercial).............        14,000        112,000
                    Hindalco Industries Ltd. GDR (Materials)*.............................         4,200         94,500
                    Indian Hotel Co., Ltd. (Information & Entertainment)..................         2,400         45,600
                    Larsen & Torbo GDR (Industrial & Commercial)..........................         3,000         29,250
                    Ranbaxy Laboratories Ltd. (Healthcare)................................         4,100         95,325
                    Reliance Industries GDS (Materials)*..................................        14,000        108,850
                    State Bank of India GDR (Finance).....................................         8,200        108,650
                    Tata Engineering & Locomotive Co., Ltd. GDR (Consumer
                      Discretionary)......................................................        10,000         81,378
                    Videsh Sanchar Nigam Ltd. GDR (Information Technology)*...............         7,000         92,750
                                                                                                            ------------
                                                                                                                843,903
                                                                                                            ------------
                    INDONESIA -- 2.3%
                    Astra International, Inc. (Consumer Discretionary)....................        50,000         26,045
                    Gudang Garam Perus (Consumer Staples).................................        30,000         63,742
                    PT Astra Agro Niaga Lestari Tbk (Energy)(1)...........................        77,000         32,721
                    PT Indah Kiat Pulp & Paper Corp. (Materials)..........................       237,500         55,346
                    PT Indorama Synthetics (Consumer Discretionary).......................        70,000         35,984
                    PT Indostat alien (Information Technology)+...........................        31,000         70,329
                    PT Telekomunikasi Indonesia ADR alien (Information Technology)+.......         8,000        117,000
                    Ramayana Lestari Sentosa (Consumer Discretionary).....................        45,000         52,125
                                                                                                            ------------
                                                                                                                453,292
                                                                                                            ------------
                    KOREA -- 1.5%
                    Daewoo Heavy Industries (Industrial & Commercial).....................         7,000         31,962
                    Housing & Commercial Bank, Korea GDR (Finance)*.......................         7,100         41,712
                    Korea Mobile Telecommunications Corp. (Information & Entertainment)...           100         32,591
                    LG Electronics, Inc. (Consumer Goods).................................         3,000         33,604
                    Samsung Electronics Co. (Information Technology)......................         4,500        161,223
                                                                                                            ------------
                                                                                                                301,092
                                                                                                            ------------
                    MALAYSIA -- 2.6%
                    Berjaya Sports Toto Berhad (Information & Entertainment)..............        57,000        124,399
                    IJM Corp. Berhad (Industrial & Commercial)............................       102,000         37,829
                    KFC Holdings (Information & Entertainment)............................        58,000         86,042
                    Malakoff Berhad (Industrial & Commercial).............................        53,000         83,161
                    Malaysian Assurance (Finance)+........................................        44,000         51,466
                    PPB Oil Palms Berhad (Consumer Staples)...............................        65,000         56,002
                    Telekom Malaysia Berhad (Information Technology)......................        36,000         80,108
                                                                                                            ------------
                                                                                                                519,007
                                                                                                            ------------
                    MEXICO -- 17.8%
                    Alfa SA de CV, Class A (Multi-industry)+..............................        66,000        495,793
                    Cemex SA de CV Class B ADR (Materials)................................        71,100        349,722
                    Cifra SA de CV (Consumer Staples).....................................        87,000        182,188
                    Corporacion Moctezuma SA de CV (Materials)............................        66,700         79,259
                    Fomento Economico Mexicano SA de CV, Class B (Consumer Staples)+......        61,000        496,853
                    G Accion SA de CV ADR (Real Estate)(1)*...............................         7,400         69,375
                    Grupo Financiero Banamex-Accival SA de CV., Class B (Finance).........       100,000        219,151
                    Grupo Imsa SA de CV ADR (Multi-industry)..............................        12,300        319,031
                    Grupo Televisa SA de CV, ADR (Information & Entertainment)............        11,000        407,000
                    Kimberly-Clark de Mexico SA de CV ADR (Materials).....................        44,600        196,026
                    Panamerican Beverages, Inc., Class A ADR (Consumer Staples)...........        13,500        462,375
                    Telefonos de Mexico SA ADR (Utilities)................................         5,800        287,100
                                                                                                            ------------
                                                                                                              3,563,873
                                                                                                            ------------

                                                           ---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    PHILIPPINES -- 2.9%
                    Ayala Land, Inc. Class B (Real Estate)................................       292,300    $   114,996
                    Belle Corp. (Real Estate).............................................       746,000         35,859
                    Benpres Holdings Corp. GDR (Industrial & Commercial)(1)...............         9,000         25,875
                    International Container Systems, Inc. (Materials)+....................       413,400         67,421
                    Ionics Circuit, Inc. (Information Technology).........................        60,200         34,880
                    Manila Electric Co. (Utilities).......................................        14,000         48,469
                    Philippine Long Distance Telephone Co. (Utilities)....................         2,200         52,876
                    Philippine Long Distance Telephone Co. ADR (Utilities)................         3,700         91,575
                    SM Prime Holdings (Real Estate).......................................       480,000         75,537
                    Solid Group, Inc. (Industrial & Commercial)...........................       650,000         34,220
                                                                                                            ------------
                                                                                                                581,708
                                                                                                            ------------
                    POLAND -- 1.5%
                    Bank Handlowy Warsza (Finance)........................................        12,200        143,144
                    KGHM Polska Miedz SA (Materials)......................................        19,000        156,750
                                                                                                            ------------
                                                                                                                299,894
                                                                                                            ------------
                    PORTUGAL -- 2.7%
                    Colep-Companhia Portuguesa de Embalagens (Materials)..................        17,100        284,683
                    Electricidad de Portugal SA (Utilities)...............................         5,200         93,987
                    Investec Consultoria International SA (Information & Entertainment)...         5,200        158,857
                                                                                                            ------------
                                                                                                                537,527
                                                                                                            ------------
                    RUSSIA -- 4.3%
                    Ao Mosenergo ADR (Energy)(1)*.........................................         4,400        132,000
                    Ao Tatneft ADR (Utilities)*...........................................         2,200        270,990
                    Oil Co Lukoil ADR (Utilities).........................................         2,300        184,288
                    Tatneft (Energy) ADR*.................................................           700         86,224
                    Unified Energy Systems Russia GDR (Utilities)(1)......................         8,000        182,000
                                                                                                            ------------
                                                                                                                855,502
                                                                                                            ------------
                    SINGAPORE -- 0.4%
                    Asia Pulp & Paper Ltd. ADR (Materials)+...............................         7,250         78,844
                                                                                                            ------------
                    SOUTH AFRICA -- 5.9%
                    Energy Africa Ltd GDR (Energy)*.......................................         3,600         81,000
                    Engen Botswana Ltd. (Energy)..........................................        39,600        222,106
                    First National Bank (Finance).........................................        30,700        259,072
                    Gencor (Materials)....................................................         7,000         10,878
                    Liberty Life Association of Africa Ltd. (Finance).....................        13,200        334,177
                    Sasol Ltd. (Multi-industry)...........................................        26,200        263,968
                                                                                                            ------------
                                                                                                              1,171,201
                                                                                                            ------------
                    TAIWAN, PROVINCE OF CHINA -- 3.7%
                    Acer, Inc. GDR (Information Technology)...............................         7,950         60,420
                    ASE Test Ltd. (Information Technology)+...............................         2,850        159,600
                    Asustek Computer, Inc. GDR (Information Technology)*..................        15,000        229,971
                    China Steel Corp. ADR (Materials)*....................................         4,700         68,710
                    China Steel Corp. GDS (Materials).....................................         4,800         68,520
                    Siliconware Precision Industries Co. GDR (Information Technology).....        11,605        159,278
                                                                                                            ------------
                                                                                                                746,499
                                                                                                            ------------

---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    THAILAND -- 1.2%
                    Advanced Information Services PCL alien shares (Information &
                      Entertainment)......................................................         9,000    $    46,957
                    Electricity Generating PCL (Utilities)................................        35,000         67,391
                    Industrial Finance Corp. of Thailand alien shares (Finance)...........        56,000         32,348
                    PTT Exploration & Production PCL alien shares (Energy)................         8,000         88,646
                                                                                                            ------------
                                                                                                                235,342
                                                                                                            ------------
                    TURKEY -- 2.3%
                    Dogan Sirketler Grubu Holdings SA (Multi-industry)....................     2,180,000         82,434
                    Haci Omer Sabanci Holdings SA ADR (Finance)...........................        12,900        183,825
                    Yapi Ve Kredi Bankasi SA ADR (Finance)................................         3,700        117,938
                    Yapi Ve Kredi Bankasi SA GDR (Finance)................................         2,400         76,500
                                                                                                            ------------
                                                                                                                460,697
                                                                                                            ------------
                    UNITED KINGDOM -- 2.2%
                    Billiton PLC (Materials)..............................................        60,000        148,194
                    Lonrho PLC (Multi-industry)...........................................        95,800        143,942
                    Ramco Energy PLC-ADR (Energy).........................................        11,400        147,487
                                                                                                            ------------
                                                                                                                439,623
                                                                                                            ------------
                    UNITED STATES -- 0.3%
                    At Entertainment, Inc. (Information & Entertainment)..................         6,000         65,250
                                                                                                            ------------
                    VENEZUELA -- 1.1%
                    Compania Anon Nacional Tele de Venezuela ADR (Information &
                      Entertainment)......................................................         3,400        134,300
                    Siderurgica Venezolana "Sivensa" SA (Industrial & Commercial).........        18,000         81,000
                                                                                                            ------------
                                                                                                                215,300
                                                                                                            ------------
                    TOTAL COMMON STOCK (cost $19,682,170).................................                   16,419,540
                                                                                                            ------------
                                           PREFERRED STOCK -- 2.4%
                    ----------------------------------------------------------------------------------------------------
                    BRAZIL -- 2.4%
                    Banco Bradesco SA (Finance)...........................................    26,000,000        189,850
                    Banco Itau SA (Finance) 8.00%.........................................       450,000        201,208
                    Multicanal Participacoes SA ADR (Information Technology)..............        17,600         83,600
                                                                                                            ------------
                                                                                                                474,658
                                                                                                            ------------
                    TOTAL PREFERRED STOCK (cost $683,083).................................                      474,658
                                                                                                            ------------
                                                                                              PRINCIPAL
                                            BONDS & NOTES -- 2.0%                              AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    INDIA -- 0.4%
                    Mahindra + Mahindra Ltd. 5.00% 2001+..................................   $    90,000         83,952
                                                                                                            ------------
                    TAIWAN, PROVINCE OF CHINA -- 1.6%
                    Delta Electronic, Inc. convertible, zero coupon 2004..................       100,000        127,030
                    Formosa Chemicals & Fibre Co. convertible, 1.75% 2001.................       110,000        117,150
                    Nan Ya Plastics Corp. convertible, 1.75% 2001.........................        60,000         67,464
                                                                                                            ------------
                                                                                                                311,644
                                                                                                            ------------
                    TOTAL BONDS & NOTES (cost $492,234)...................................                      395,596
                                                                                                            ------------

                                                           ---------------------

                                                RIGHTS -- 0.0%                                 SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    KOREA -- 0.0%
                    Housing & Commercial Bank, Korea GDR (Finance)*(1)....................           423    $         0
                                                                                                            ------------

                                              WARRANTS -- 0.0%+
                    ----------------------------------------------------------------------------------------------------
                    PHILIPPINES -- 0.0%
                    Belle Corp (Real Estate) 12/31/00(1)..................................       129,200              0
                                                                                                            ------------
                    TOTAL INVESTMENT SECURITIES (cost $20,857,487)........................                   17,289,794
                                                                                                            ------------

                                                                                              PRINCIPAL
                                        SHORT-TERM SECURITIES -- 10.0%                         AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    FEDERAL AGENCY OBLIGATIONS -- 10.0%
                    Federal Home Loan Mortgage Discount Notes 5.50% due 12/11/97..........   $ 1,000,000        998,472
                    Federal Home Loan Mortgage Discount Notes 5.47% due 12/17/97..........     1,000,000        997,569
                                                                                                            ------------
                    TOTAL SHORT-TERM SECURITIES (cost $1,996,041).........................                    1,996,041
                                                                                                            ------------

                                         REPURCHASE AGREEMENT -- 3.9%
                    ----------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 3.9%
                    Agreement with SBC Warburg, bearing interest of 5.67% dated 11/28/97, to be repurchased 12/1/97 in the amount of $784,370 and
                      collateralized by $528,000 U.S. Treasury Notes 10.625% due 08/15/15
                      approximate aggregate value $799,918 (cost $784,000)................       784,000        784,000
                    TOTAL INVESTMENTS --
                      (cost $23,637,528)                                100.5%                                20,069,835
                    Liabilities in excess of other assets --             (0.5)                                   (90,742)
                                                                       -------                               ------------
                    NET ASSETS --                                       100.0%                               $19,979,093
                                                                       =======                               =============

              -----------------------------

               +  Non-income producing securities

               *  Resale restricted to qualified institutional buyers

              (1) Fair valued securities; see Note 2

              ADR -- American Depository Receipt

              GDR -- Global Depository Receipt

              GDS -- Global Depository Shares

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES
    NOVEMBER 30, 1997

                                                                   CASH                           CORPORATE       HIGH-YIELD
                                                                MANAGEMENT      GLOBAL BOND         BOND             BOND
     ------------------------------------------------------------------------------------------------------------------------
     ASSETS:
     Investment securities, at value*........................  $         --     $ 80,131,563     $60,368,655     $186,227,046
     Short-term securities*..................................   141,966,188        3,047,000       1,287,574               --
     Repurchase agreements (cost equals market)..............    13,341,000               --              --       11,659,000
     Cash....................................................            98               73             237        1,449,115
     Foreign currency........................................            --               --              --               --
     Receivables for--
      Dividends and accrued interest.........................       765,335        2,126,992       1,280,323        3,412,574
      Fund shares sold.......................................       554,205           63,875         161,673          378,474
      Foreign currency contracts.............................            --        9,797,009              --               --
      Sales of investments...................................            --        6,486,159          59,512                5
     Prepaid expenses........................................         6,304           32,422           1,750            5,592
     Deferred organizational expenses........................         1,220              686             686              672
     Unrealized appreciation on forward foreign currency
      contracts..............................................            --        2,053,926              --               --
                                                               ------------     ------------     -----------     ------------
                                                                156,634,350      103,739,705      63,160,410      203,132,478
                                                               ------------     ------------     -----------     ------------
     LIABILITIES:
     Payables for--
      Fund shares redeemed...................................       378,564           25,974          15,392          102,928
      Management fees........................................        74,645           50,539          33,758          102,750
      Foreign currency contracts.............................            --        9,857,325              --               --
      Purchases of investments...............................            --        3,923,947         785,637        7,220,901
     Unrealized depreciation on forward foreign currency
      contracts..............................................            --          761,859              --               --
     Other accrued expenses..................................        61,687           77,538          54,005           66,893
                                                               ------------     ------------     -----------     ------------
                                                                    514,896       14,697,182         888,792        7,493,472
                                                               ------------     ------------     -----------     ------------
     NET ASSETS..............................................  $156,119,454     $ 89,042,523     $62,271,618     $195,639,006
                                                               ============     ============     ===========     ============
     Shares of beneficial interest outstanding (unlimited
      shares authorized).....................................    14,542,029        7,733,604       5,395,202       16,552,238
     Net asset value per share...............................  $      10.74     $      11.51     $     11.54     $      11.82
                                                               ============     ============     ===========     ============
     COMPOSITION OF NET ASSETS:
     Capital paid in.........................................  $149,355,823     $ 80,711,428     $57,398,970     $178,477,367
     Accumulated undistributed net investment income.........     6,768,071        5,020,328       3,269,106       13,972,776
     Accumulated undistributed net realized gain (loss) on
      investments, future contracts and options contracts....          (684)       1,605,904        (274,142)       1,523,707
     Unrealized appreciation (depreciation) on investments...        (3,756)         423,598       1,877,684        1,665,156
     Unrealized foreign exchange gain on other assets and
      liabilities............................................            --        1,281,265              --               --
                                                               ------------     ------------     -----------     ------------
                                                               $156,119,454     $ 89,042,523     $62,271,618     $195,639,006
                                                               ============     ============     ===========     ============
     ---------------
     * Cost
      Investment securities..................................  $         --     $ 79,707,965     $58,491,965     $184,561,890
                                                               ============     ============     ===========     ============
      Short-term securities..................................  $141,969,944     $  3,047,000     $ 1,286,580     $         --
                                                               ============     ============     ===========     ============

                                                                                                  BALANCED/
                                                                                                   PHOENIX
                                                                WORLDWIDE       SUNAMERICA       INVESTMENT
                                                               HIGH INCOME       BALANCED          COUNSEL
     ------------------------------------------------------------------------------------------------------------------------

     ASSETS:
     Investment securities, at value*........................  $119,757,721     $42,169,455     $ 85,111,395
     Short-term securities*..................................            --              --       15,319,522
     Repurchase agreements (cost equals market)..............     8,097,000       2,364,000               --
     Cash....................................................           232           1,595            3,977
     Foreign currency........................................            59              --               --
     Receivables for--
      Dividends and accrued interest.........................     2,303,684         246,894          321,617
      Fund shares sold.......................................       176,382         270,950          140,918
      Foreign currency contracts.............................            --              --               --
      Sales of investments...................................       851,147              --        1,451,011
     Prepaid expenses........................................         3,157             871            2,928
     Deferred organizational expenses........................            --              --               --
     Unrealized appreciation on forward foreign currency
      contracts..............................................            --              --               --
                                                               ------------     -----------     ------------
                                                                131,189,382      45,053,765      102,351,368
                                                               ------------     -----------     ------------
     LIABILITIES:
     Payables for--
      Fund shares redeemed...................................        58,525           8,251           25,768
      Management fees........................................        98,981          26,829           52,534
      Foreign currency contracts.............................            --              --               --
      Purchases of investments...............................     5,748,483         362,849        6,502,832
     Unrealized depreciation on forward foreign currency
      contracts..............................................            --              --               --
     Other accrued expenses..................................        59,072          34,680           49,198
                                                               ------------     -----------     ------------
                                                                  5,965,061         432,609        6,630,332
                                                               ------------     -----------     ------------
     NET ASSETS..............................................  $125,224,321     $44,621,156     $ 95,721,036
                                                               ============     ===========     ============
     Shares of beneficial interest outstanding (unlimited
      shares authorized).....................................     9,486,861       3,317,577        6,489,618
     Net asset value per share...............................  $      13.20     $     13.45     $      14.75
                                                               ============     ===========     ============
     COMPOSITION OF NET ASSETS:
     Capital paid in.........................................  $113,325,866     $38,981,052     $ 79,442,975
     Accumulated undistributed net investment income.........     6,387,381         461,406        2,153,212
     Accumulated undistributed net realized gain (loss) on
      investments, future contracts and options contracts....     7,631,219       1,613,564        9,547,417
     Unrealized appreciation (depreciation) on investments...    (2,120,145)      3,565,134        4,577,432
     Unrealized foreign exchange gain on other assets and
      liabilities............................................            --              --               --
                                                               ------------     -----------     ------------
                                                               $125,224,321     $44,621,156     $ 95,721,036
                                                               ============     ===========     ============
     ---------------
     * Cost
      Investment securities..................................  $121,877,866     $38,604,321     $ 80,533,932
                                                               ============     ===========     ============
      Short-term securities..................................  $         --     $        --     $ 15,319,553
                                                               ============     ===========     ============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    NOVEMBER 30, 1997

                                                                  ASSET                           GROWTH-         FEDERATED
                                                                ALLOCATION        UTILITY          INCOME           VALUE
     -----------------------------------------------------------------------------------------------------------------------
     ASSETS:
     Investment securities, at value*........................  $496,830,860     $21,645,823     $565,192,040     $56,166,372
     Short-term securities*..................................    10,631,862       2,801,000       61,326,116       3,130,000
     Repurchase agreements (cost equals market)..............    52,504,000              --               --              --
     Cash....................................................       945,534             882              459             823
     Foreign currency........................................            --             877               --              --
     Receivables for--
      Dividends and accrued interest.........................     2,742,334          55,313          568,010         103,415
      Fund shares sold.......................................       791,649          48,346          958,580         153,937
      Sales of investments...................................    12,276,079         110,198               --         273,156
      Variation margin on futures contracts..................            --              --               --              --
     Prepaid expenses........................................        37,340             209           15,996           1,099
     Deferred organizational expenses........................           686             211              672              --
     Due from Adviser........................................            --           1,169               --              --
                                                               -------------------------------------------------------------
                                                                576,760,344      24,664,028      628,061,873      59,828,802
                                                               -------------------------------------------------------------
     LIABILITIES:
     Payables for--
      Fund shares redeemed...................................       128,952           9,738          268,316          10,747
      Management fees........................................       255,970          13,108          288,149          34,009
      Purchases of investments...............................    49,666,164         241,720        5,342,717         720,993
      Variation margin on futures contracts..................         2,404              --            3,200              --
     Unrealized depreciation on currency swap agreement......         8,410              --               --              --
     Other accrued expenses..................................       113,049          33,335           96,995          39,109
                                                               -------------------------------------------------------------
                                                                 50,174,949         297,901        5,999,377         804,858
                                                               -------------------------------------------------------------
     NET ASSETS..............................................  $526,585,395     $24,366,127     $622,062,496     $59,023,944
                                                               =============================================================
     Shares of beneficial interest outstanding (unlimited
      shares authorized).....................................    32,487,541       1,887,046       29,882,556       4,247,184
     Net asset value per share...............................  $      16.21     $     12.91     $      20.82     $     13.90
                                                               =============================================================
     COMPOSITION OF NET ASSETS:
     Capital paid in.........................................  $413,144,255     $21,043,201     $438,003,681     $50,587,529
     Accumulated undistributed net investment income.........    11,185,024         416,193        4,138,634         322,155
     Accumulated undistributed net realized gain on
      investments, future contracts and options contracts....    51,414,744         853,295       31,704,944       1,769,566
     Unrealized appreciation on investments..................    50,593,662       2,053,447      148,026,437       6,344,694
     Unrealized foreign exchange gain (loss) on other assets
      and liabilities........................................           627              (9)              --              --
     Unrealized appreciation on futures contracts and
      currency swap agreements...............................       247,083              --          188,800              --
                                                               -------------------------------------------------------------
                                                               $526,585,395     $24,366,127     $622,062,496     $59,023,944
                                                               =============================================================
     ---------------
     * Cost
      Investment securities..................................  $446,121,825     $19,592,376     $417,165,603     $49,821,678
                                                               =============================================================
      Short-term securities..................................  $ 10,747,235     $ 2,801,000     $ 61,326,116     $ 3,130,000
                                                               =============================================================

                                                                                                      GROWTH/
                                                                                                      PHOENIX
                                                                  VENTURE            PUTNAM         INVESTMENT
                                                                   VALUE             GROWTH           COUNSEL
     -----------------------------------------------------------------------------------------------------------------------
     ASSETS:
     Investment securities, at value*........................  $1,012,053,997     $222,541,578     $215,405,981
     Short-term securities*..................................     126,103,921               --        2,214,752
     Repurchase agreements (cost equals market)..............              --       12,228,000               --
     Cash....................................................         736,601              221            2,557
     Foreign currency........................................              --               --               --
     Receivables for--
      Dividends and accrued interest.........................         804,672          164,008          127,576
      Fund shares sold.......................................       1,873,756          399,157           98,218
      Sales of investments...................................              --        5,462,669        3,842,655
      Variation margin on futures contracts..................              --               --               --
     Prepaid expenses........................................          35,473            6,843            7,371
     Deferred organizational expenses........................              --              672            1,248
     Due from Adviser........................................              --               --               --
                                                                -------------      -----------      -----------
                                                                1,141,608,420      240,803,148      221,700,358
                                                                -------------      -----------      -----------
     LIABILITIES:
     Payables for--
      Fund shares redeemed...................................         249,291          194,394           49,264
      Management fees........................................         665,592          155,558          115,904
      Purchases of investments...............................         465,655        5,665,775        2,972,257
      Variation margin on futures contracts..................              --               --               --
     Unrealized depreciation on currency swap agreement......              --               --               --
     Other accrued expenses..................................         174,595           61,207           67,115
                                                               --------------     ------------     ------------
                                                                    1,555,133        6,076,934        3,204,540
                                                               --------------     ------------     ------------
     NET ASSETS..............................................  $1,140,053,287     $234,726,214     $218,495,818
                                                               ==============     ============     ============
     Shares of beneficial interest outstanding (unlimited
      shares authorized).....................................      53,109,248       12,258,209       13,988,236
     Net asset value per share...............................  $        21.47     $      19.15     $      15.62
                                                               ==============     ============     ============
     COMPOSITION OF NET ASSETS:
     Capital paid in.........................................  $  849,021,743     $145,094,700     $155,204,329
     Accumulated undistributed net investment income.........       7,883,673          333,117        1,533,739
     Accumulated undistributed net realized gain on
      investments, future contracts and options contracts....      41,535,418       43,684,393       36,995,013
     Unrealized appreciation on investments..................     241,611,999       45,614,004       24,762,737
     Unrealized foreign exchange gain (loss) on other assets
      and liabilities........................................             454               --               --
     Unrealized appreciation on futures contracts and
      currency swap agreements...............................              --               --               --
                                                               --------------     ------------     ------------
                                                               $1,140,053,287     $234,726,214     $218,495,818
     ---------------                                           ==============     ============     ============
     * Cost
      Investment securities..................................  $  770,441,998     $176,927,574     $190,643,244
                                                               ==============     ============     ============
      Short-term securities..................................  $  126,103,921     $         --     $  2,214,752
                                                               ==============     ============     ============

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    NOVEMBER 30, 1997

                                                                                                INTERNATIONAL   INTERNATIONAL
                                                                ALLIANCE          GLOBAL        GROWTH AND      DIVERSIFIED
                                                                 GROWTH          EQUITIES         INCOME          EQUITIES
     -----------------------------------------------------------------------------------------------------------------------
     ASSETS:
     Investment securities, at value*........................ $698,295,444     $327,787,768     $40,266,738     $205,247,862
     Short-term securities*..................................    8,973,304       11,473,000       1,994,201               --
     Repurchase agreements (cost equals market)..............           --               --         917,000       44,550,000
     Cash....................................................          813          385,923             392           16,023
     Foreign currency........................................           --          345,112              --          437,864
     Receivables for--
      Dividends and accrued interest.........................      325,867          557,501          58,554          671,626
      Fund shares sold.......................................    1,278,511          264,049         199,328          305,909
      Foreign currency contracts.............................           --               --         596,320        4,052,939
      Sales of investments...................................    1,924,478          362,414         208,346          787,282
     Prepaid expenses........................................       17,936           10,891             615            8,524
     Deferred organizational expenses........................          672              672           5,859               --
     Unrealized appreciation on forward foreign currency
      contracts..............................................           --        1,468,715             161        1,779,620
     Due from Adviser........................................           --               --          14,713               --
                                                              ------------     ------------     -----------     ------------
                                                               710,817,025      342,656,045      44,262,227      257,857,649
                                                              ------------     ------------     -----------     ------------
     LIABILITIES:
     Payables for--
      Fund shares redeemed...................................      244,428          177,177          24,750           58,637
      Management fees........................................      323,021          210,552          32,596          202,250
      Foreign currency contracts.............................           --               --         594,996        4,045,331
      Purchases of investments...............................    5,598,029               --         542,281        3,724,039
      Variation margin on futures contract...................          600               --              --               --
     Unrealized depreciation on forward foreign currency
      contracts..............................................           --          378,320         125,209          564,241
     Other accrued expenses..................................      117,680          250,802          98,433          336,439
                                                              ------------     ------------     -----------     ------------
                                                                 6,283,758        1,016,851       1,418,265        8,930,937
                                                              ------------     ------------     -----------     ------------
     NET ASSETS.............................................. $704,533,267     $341,639,194     $42,843,962     $248,926,712
                                                              ============     ============     ===========     ============
     Shares of beneficial interest outstanding (unlimited
      shares authorized).....................................   31,224,923       21,381,428       4,115,661       21,967,802
     Net asset value per share............................... $      22.56     $      15.98     $     10.41     $      11.33
                                                              ============     ============     ===========     ============
     COMPOSITION OF NET ASSETS:
     Capital paid in......................................... $519,726,389     $275,796,920     $42,824,015     $236,980,243
     Accumulated undistributed net investment income.........    1,954,191        1,870,601         188,142        7,621,922
     Accumulated undistributed net realized gain (loss) on
      investments, future contracts and options contracts....   81,181,841       25,413,638         219,703       (7,167,648)
     Unrealized appreciation (depreciation) on investments...  101,678,346       37,474,152        (263,491)      10,283,503
     Unrealized foreign exchange gain (loss) on other assets
      and liabilities........................................           --        1,083,883        (124,407)       1,208,692
     Unrealized depreciation on futures contracts............       (7,500)              --              --               --
                                                              ------------     ------------     -----------     ------------
                                                              $704,533,267     $341,639,194     $42,843,962     $248,926,712
                                                              ============     ============     ===========     ============
     ---------------
     * Cost
      Investment securities.................................. $596,617,098     $290,313,616     $40,530,229     $194,964,359
                                                              ============     ============     ===========     ============
      Short-term securities.................................. $  8,973,304     $ 11,473,000     $ 1,994,201     $         --
                                                              ============     ============     ===========     ============


                                                                  REAL          AGGRESSIVE        EMERGING
                                                                 ESTATE           GROWTH          MARKETS
     -----------------------------------------------------------------------------------------------------------------------

     ASSETS:
     Investment securities, at value*........................  $25,931,570     $100,618,860     $17,289,794
     Short-term securities*..................................    3,730,000               --       1,996,041
     Repurchase agreements (cost equals market)..............           --        5,956,000         784,000
     Cash....................................................        3,137              300           5,153
     Foreign currency........................................           --               --              --
     Receivables for--
      Dividends and accrued interest.........................       13,233           38,215          16,583
      Fund shares sold.......................................      120,720          370,728          32,252
      Foreign currency contracts.............................           --               --         370,739
      Sales of investments...................................           --        1,548,048         267,432
     Prepaid expenses........................................          422            1,146             390
     Deferred organizational expenses........................        5,859            1,177           5,859
     Unrealized appreciation on forward foreign currency
      contracts..............................................           --               --              --
     Due from Adviser........................................           --               --          18,257
                                                               -----------     ------------     -----------
                                                                29,804,941      108,534,474      20,786,500
                                                               -----------     ------------     -----------
     LIABILITIES:
     Payables for--
      Fund shares redeemed...................................        6,381           86,408           2,709
      Management fees........................................       19,802           64,448          19,791
      Foreign currency contracts.............................           --               --         372,893
      Purchases of investments...............................      181,402        4,735,724         331,558
      Variation margin on futures contract...................           --               --              --
     Unrealized depreciation on forward foreign currency
      contracts..............................................           --               --              --
     Other accrued expenses..................................       32,498           44,430          80,456
                                                               -----------     ------------     -----------
                                                                   240,083        4,931,010         807,407
                                                               -----------     ------------     -----------
     NET ASSETS..............................................  $29,564,858     $103,603,464     $19,979,093
                                                               ===========     ============     ===========
     Shares of beneficial interest outstanding (unlimited
      shares authorized).....................................    2,565,065        8,810,027       2,488,005
     Net asset value per share...............................  $     11.53     $      11.76     $      8.03
                                                               ===========     ============     ===========
     COMPOSITION OF NET ASSETS:
     Capital paid in.........................................  $27,980,419     $ 92,229,280     $24,387,385
     Accumulated undistributed net investment income.........      239,716               --         170,105
     Accumulated undistributed net realized gain (loss) on
      investments, future contracts and options contracts....       22,378       (3,535,686)     (1,010,674)
     Unrealized appreciation (depreciation) on investments...    1,322,345       14,909,870      (3,567,693)
     Unrealized foreign exchange gain (loss) on other assets
      and liabilities........................................           --               --             (30)
     Unrealized depreciation on futures contracts............           --               --              --
                                                               -----------     ------------     -----------
                                                               $29,564,858     $103,603,464     $19,979,093
                                                               ===========     ============     ===========
     ---------------
     * Cost
      Investment securities..................................  $24,609,225     $ 85,708,990     $20,857,487
                                                               ===========     ============     ===========
      Short-term securities..................................  $ 3,730,000     $         --     $ 1,996,041
                                                               ===========     ============     ===========

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS
    FOR THE YEAR ENDED NOVEMBER 30, 1997

                                                                                                                      BALANCED/
                                                                                                                       PHOENIX
                                        CASH        GLOBAL     CORPORATE    HIGH-YIELD     WORLDWIDE    SUNAMERICA    INVESTMENT
                                     MANAGEMENT      BOND         BOND         BOND       HIGH INCOME    BALANCED      COUNSEL
    -----------------------------------------------------------------------------------------------------------------------------
    INCOME:
      Interest.....................  $7,617,078   $4,309,054   $3,644,019   $15,031,427   $ 7,808,222   $  508,106   $ 2,375,878
      Dividends....................          --           --       55,418        84,459       139,982      212,724       453,642
                                     --------------------------------------------------------------------------------------------
          Total income*............   7,617,078    4,309,054    3,699,437    15,115,886     7,948,204      720,830     2,829,520
                                     --------------------------------------------------------------------------------------------
    EXPENSES:
      Management fees..............     718,297      550,533      325,988     1,000,566       915,682      188,724       558,675
      Custodian fees...............      62,095       79,040       53,830        63,910        33,230       36,045        66,585
      Reports to investors.........      22,755       22,675       13,035        35,555        23,980        6,920        19,715
      Auditing fees................      21,825       30,285       25,845        24,815        31,065       21,430        20,370
      Amortization of
        organizational expenses....       7,172        3,953        3,953         3,822            --           --            --
      Legal fees...................       2,026        1,003          569         1,632         1,279          827         1,026
      Trustees' fees...............       1,350          586          356           928           964          331           740
      Interest expense.............          --           --           --           963            --           --            --
      Other expenses...............       5,670        2,590        1,654         3,881         2,025        1,215         2,476
                                     --------------------------------------------------------------------------------------------
        Total expenses.............     841,190      690,665      425,230     1,136,072     1,008,225      255,492       669,587
                                     --------------------------------------------------------------------------------------------
    Net investment income..........   6,775,888    3,618,389    3,274,207    13,979,814     6,939,979      465,338     2,159,933
                                     --------------------------------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS AND
      FOREIGN CURRENCIES:
      Net realized gain on
        investments#...............         925    2,772,480      505,509     9,993,528     8,159,728    1,624,801     9,676,697
      Net realized gain (loss) on
        futures contracts and
        options contracts..........          --      (11,209)          --            --            --           --        24,811
      Net realized foreign exchange
        gain (loss) on other assets
        and liabilities............          --      758,012           --            --      (120,494)          --            --
      Change in unrealized
        appreciation/ depreciation
        on investments.............       2,661   (1,617,087)     718,565    (3,228,125)   (5,021,473)   2,742,326    (1,288,697)
      Change in unrealized foreign
        exchange gain on other
        assets and liabilities.....          --      956,961           --            --         4,477           --            --
                                     --------------------------------------------------------------------------------------------
    Net realized and unrealized
      gain on investments and
      foreign currencies...........       3,586    2,859,157    1,224,074     6,765,403     3,022,238    4,367,127     8,412,811
                                     --------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS....  $6,779,474   $6,477,546   $4,498,281   $20,745,217   $ 9,962,217   $4,832,465   $10,572,744
                                     ============================================================================================
    ---------------
    * Net of foreign withholding
      taxes on interest and
      dividends of.................  $       --   $   31,949   $    4,216   $     5,542   $     1,997   $    1,879   $     1,276
                                     ============================================================================================
    # Net of foreign withholding
      taxes on capital gains of....  $       --   $       --   $       --   $        --   $    12,564   $       --   $        --
                                     ============================================================================================

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1997

                                                                                                                       GROWTH/
                                                                                                                       PHOENIX
                                    ASSET                     GROWTH-      FEDERATED      VENTURE        PUTNAM       INVESTMENT
                                 ALLOCATION     UTILITY        INCOME        VALUE         VALUE         GROWTH        COUNSEL
    -----------------------------------------------------------------------------------------------------------------------------
    INCOME:
      Interest.................. $10,731,204   $   46,740   $  2,045,423   $   82,192   $  4,033,128   $   435,543   $ 1,002,237
      Dividends.................   4,181,705      517,013      5,129,759      570,525     10,198,724     1,612,893     1,994,394
                                 ------------------------------------------------------------------------------------------------
          Total income*.........  14,912,909      563,753      7,175,182      652,717     14,231,852     2,048,436     2,996,631
                                 ------------------------------------------------------------------------------------------------
    EXPENSES:
      Management fees...........   2,556,963      100,647      2,784,063      254,016      5,952,702     1,565,910     1,299,894
      Custodian fees............     169,075       38,915        124,620       38,930        196,340        72,505        83,605
      Reports to investors......      71,425        4,171         82,450        8,880        131,790        44,240        45,415
      Auditing fees.............      19,265       20,820         20,180       21,500         30,240        19,305        18,545
      Amortization of
        organizational
        expenses................       3,953           88          3,821           --             --         3,822         3,821
      Legal fees................       4,222          620          4,278          725          8,410         2,637         1,761
      Trustees' fees............       3,925          164          4,460          397          7,623         1,578         1,605
      Other expenses............       9,701        1,018          9,484        1,251         14,155         5,322         6,063
                                 ------------------------------------------------------------------------------------------------
        Total expenses before
          reimbursement.........   2,838,529      166,443      3,033,356      325,699      6,341,260     1,715,319     1,460,709
        Expenses reimbursed by
          the investment
          adviser...............          --      (25,537)            --           --             --            --            --
                                 ------------------------------------------------------------------------------------------------
    Net investment income.......  12,074,380      422,847      4,141,826      327,018      7,890,592       333,117     1,535,922
                                 ------------------------------------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS AND
      FOREIGN CURRENCIES:
      Net realized gain on
        investments.............  52,482,439      861,442     26,372,396    1,792,042     41,598,668    43,697,799    36,951,244
      Net realized gain on
        futures contracts and
        options contracts.......   1,244,312           --      6,303,783           --             --            --       194,755
      Net realized foreign
        exchange gain (loss) on
        other assets and
        liabilities.............     (21,372)      (3,129)            65           (1)         1,065            --            22
      Change in unrealized
        appreciation/
        depreciation on
        investments.............  14,589,518    1,765,756     80,954,336    5,148,585    150,492,499       278,511    (2,566,236)
      Change in unrealized
        foreign exchange gain
        (loss) on other assets
        and liabilities.........         627         (148)            --           --            113            --            --
      Change in unrealized
        appreciation/
        depreciation on futures
        contracts, written
        option contracts and
        currency swap
        agreements..............  (1,014,448)          --       (773,581)          --             --            --            --
                                 ------------------------------------------------------------------------------------------------
    Net realized and unrealized
      gain on investments and
      foreign currencies........  67,281,076    2,623,921    112,856,999    6,940,626    192,092,345    43,976,310    34,579,785
                                 ------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS
      RESULTING FROM
      OPERATIONS................ $79,355,456   $3,046,768   $116,998,825   $7,267,644   $199,982,937   $44,309,427   $36,115,707
                                 ================================================================================================

    ---------------
    * Net of foreign withholding
      taxes on interest and
      dividends of.............. $     4,004   $    5,251   $     22,784   $    4,090   $     76,913   $     6,691   $    50,798
                                 ================================================================================================

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1997

                                                               INTERNATIONAL INTERNATIONAL
                                   ALLIANCE       GLOBAL       GROWTH AND   DIVERSIFIED      REAL      AGGRESSIVE      EMERGING
                                    GROWTH       EQUITIES       INCOME+      EQUITIES      ESTATE+       GROWTH        MARKETS+
    -----------------------------------------------------------------------------------------------------------------------------
    INCOME:
      Interest.................. $    268,071   $   659,468    $ 100,461    $   903,536   $   59,009   $   219,165   $    74,404
      Dividends.................    5,137,345     4,033,068      176,163      3,711,005      272,067       296,137       182,454
                                 ------------------------------------------------------------------------------------------------
          Total income*.........    5,405,416     4,692,536      276,624      4,614,541      331,076       515,302       256,858
                                 ------------------------------------------------------------------------------------------------
    EXPENSES:
      Management fees...........    3,145,937     2,337,577      125,310      2,127,386       58,800       509,688        99,436
      Custodian fees............      154,780       452,185       94,075        640,475       18,225        51,540        74,350
      Reports to investors......       97,675        74,135        2,345         59,015        1,720        20,275         1,885
      Auditing fees.............       22,605        27,750       28,785         29,575       18,795        21,285        28,815
      Amortization of
        organizational
        expenses................        3,821         3,821          515             --          515            --           515
      Legal fees................        5,368         2,830          690          2,438          690         1,110           690
      Trustees' fees............        4,807         2,700          335          1,765           82           652           144
      Other expenses............       10,066         7,633          937          3,249          922         1,763           923
                                 ------------------------------------------------------------------------------------------------
        Total expenses before
          reimbursement.........    3,445,059     2,908,631      252,992      2,863,903       99,749       606,313       206,758
        Expenses reimbursed by
          the investment
          adviser...............           --            --      (52,507)            --       (7,874)           --       (55,614)
                                 ------------------------------------------------------------------------------------------------
    Net investment income
      (loss)....................    1,960,357     1,783,905       76,139      1,750,638      239,201       (91,011)      105,714
                                 ------------------------------------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS AND
      FOREIGN CURRENCIES:
      Net realized gain (loss)
        on investments#.........   81,524,855    26,101,178      219,703     (6,297,980)      22,378    (2,829,784)     (913,203)
      Net realized gain on
        futures contracts.......    1,379,640            --           --             --           --            --            --
      Net realized foreign
        exchange gain (loss) on
        other assets and
        liabilities.............           --        69,950      111,488      6,707,753           --            --       (33,595)
      Change in unrealized
        appreciation/
        depreciation on
        investments.............   34,851,529     7,084,155     (263,491)     3,910,822    1,322,345    11,818,657    (3,567,693)
      Change in unrealized
        foreign exchange gain
        (loss) on other assets
        and liabilities.........           --     1,082,247     (124,407)       211,844           --            --           (30)
      Change in unrealized
        appreciation/
        depreciation on futures
        contracts...............     (405,000)           --           --             --           --            --            --
                                 ------------------------------------------------------------------------------------------------
      Net realized and
        unrealized gain (loss)
        on investments and
        foreign currencies......  117,351,024    34,337,530      (56,707)     4,532,439    1,344,723     8,988,873    (4,514,521)
                                 ------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN
      NET ASSETS RESULTING FROM
      OPERATIONS................ $119,311,381   $36,121,435    $  19,432    $ 6,283,077   $1,583,924   $ 8,897,862   $(4,408,807)
                                 ================================================================================================

    ---------------
    * Net of foreign withholding
      taxes on interest and
      dividends of.............. $     24,621   $   419,620    $  15,908    $   546,208   $      261   $       780   $     6,795
                                 ================================================================================================
    # Net of foreign withholding
      taxes on capital gains
      of........................ $         --   $        --    $      --    $    33,058   $       --   $        --   $     1,462
                                 ================================================================================================
    +  Commenced operations June
     2, 1997

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED NOVEMBER 30, 1997

                                                                 CASH                            CORPORATE        HIGH-YIELD
                                                              MANAGEMENT       GLOBAL BOND          BOND             BOND
     ------------------------------------------------------------------------------------------------------------------------
     OPERATIONS:
     Net investment income.................................. $   6,775,888     $  3,618,389     $  3,274,207     $ 13,979,814
     Net realized gain on investments.......................           925        2,772,480          505,509        9,993,528
     Net realized gain (loss) on futures contracts and
      options contracts.....................................            --          (11,209)              --               --
     Net realized foreign exchange gain (loss) on other
      assets and liabilities................................            --          758,012               --               --
     Change in unrealized appreciation/depreciation on
      investments...........................................         2,661       (1,617,087)         718,565       (3,228,125)
     Change in unrealized foreign exchange gain/loss on
      other assets and liabilities..........................            --          956,961               --               --
                                                             ----------------------------------------------------------------
     Net increase in net assets resulting from operations...     6,779,474        6,477,546        4,498,281       20,745,217
                                                             ----------------------------------------------------------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income..................    (6,330,000)      (4,705,000)      (2,010,000)      (8,890,000)
      Distributions from net realized gain on investments...            --         (275,000)              --               --
                                                             ----------------------------------------------------------------
     Total dividends and distributions to shareholders......    (6,330,000)      (4,980,000)      (2,010,000)      (8,890,000)
                                                             ----------------------------------------------------------------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold..............................   811,621,512       33,606,421       33,721,704      154,271,836
     Proceeds from shares issued for reinvestment of
      dividends and distributions...........................     6,330,000        4,980,000        2,010,000        8,890,000
     Cost of shares repurchased.............................  (753,528,328)     (19,262,861)     (13,155,774)     (92,607,140)
                                                             ----------------------------------------------------------------
     Net increase in net assets resulting from capital share
      transactions..........................................    64,423,184       19,323,560       22,575,930       70,554,696
                                                             ----------------------------------------------------------------
     TOTAL INCREASE IN NET ASSETS...........................    64,872,658       20,821,106       25,064,211       82,409,913
     NET ASSETS:
     Beginning of period....................................    91,246,796       68,221,417       37,207,407      113,229,093
                                                             ----------------------------------------------------------------
     End of period.......................................... $ 156,119,454     $ 89,042,523     $ 62,271,618     $195,639,006
                                                             =======================================================================

     ---------------
     Accumulated undistributed net investment income........ $   6,768,071     $  5,020,328     $  3,269,106     $ 13,972,776
                                                             =======================================================================
     Shares issued and repurchased:
     Sold...................................................    76,477,014        3,008,825        3,044,110       13,781,218
     Issued in reinvestment of dividends and
      distributions.........................................       611,004          466,729          190,883          837,889
     Repurchased............................................   (71,025,735)      (1,726,496)      (1,194,160)      (8,319,515)
                                                             ----------------------------------------------------------------
     Net increase...........................................     6,062,283        1,749,058        2,040,833        6,299,592
                                                             =======================================================================

                                                                                                 BALANCED/
                                                                                                  PHOENIX
                                                               WORLDWIDE       SUNAMERICA       INVESTMENT
                                                              HIGH INCOME       BALANCED          COUNSEL
     ------------------------------------------------------------------------------------------------------------------------
     OPERATIONS:
     Net investment income..................................  $  6,939,979     $   465,338     $  2,159,933
     Net realized gain on investments.......................     8,159,728       1,624,801        9,676,697
     Net realized gain (loss) on futures contracts and
      options contracts.....................................            --              --           24,811
     Net realized foreign exchange gain (loss) on other
      assets and liabilities................................      (120,494)             --               --
     Change in unrealized appreciation/depreciation on
      investments...........................................    (5,021,473)      2,742,326       (1,288,697)
     Change in unrealized foreign exchange gain/loss on
      other assets and liabilities..........................         4,477              --               --
                                                              ------------      ----------      -----------
     Net increase in net assets resulting from operations...     9,962,217       4,832,465       10,572,744
                                                              ------------      ----------      -----------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income..................    (3,530,000)        (60,000)      (1,265,000)
      Distributions from net realized gain on investments...    (3,570,000)        (40,000)      (2,245,000)
                                                              ------------      ----------      -----------
     Total dividends and distributions to shareholders......    (7,100,000)       (100,000)      (3,510,000)
                                                              ------------      ----------      -----------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold..............................   122,351,745      35,534,375       34,361,684
     Proceeds from shares issued for reinvestment of
      dividends and distributions...........................     7,100,000         100,000        3,510,000
     Cost of shares repurchased.............................   (56,294,138)     (5,969,478)     (19,233,950)
                                                              ------------      ----------      -----------
     Net increase in net assets resulting from capital share
      transactions..........................................    73,157,607      29,664,897       18,637,734
                                                              ------------      ----------      -----------
     TOTAL INCREASE IN NET ASSETS...........................    76,019,824      34,397,362       25,700,478
     NET ASSETS:
     Beginning of period....................................    49,204,497      10,223,794       70,020,558
                                                              ------------      ----------      -----------
     End of period..........................................  $125,224,321     $44,621,156     $ 95,721,036
                                                              ============      ==========      ===========
     ---------------
     Accumulated undistributed net investment income........  $  6,387,381     $   461,406     $  2,153,212
                                                              ============      ==========      ===========
     Shares issued and repurchased:
     Sold...................................................     9,588,842       2,875,391        2,475,607
     Issued in reinvestment of dividends and
      distributions.........................................       606,319           8,651          269,378
     Repurchased............................................    (4,394,496)       (485,362)      (1,391,401)
                                                              ------------      ----------      -----------
     Net increase...........................................     5,800,665       2,398,680        1,353,584
                                                              ============      ==========      ===========

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1997

                                                                ASSET                            GROWTH-         FEDERATED
                                                              ALLOCATION        UTILITY          INCOME            VALUE
     -----------------------------------------------------------------------------------------------------------------------
     OPERATIONS:
     Net investment income.................................. $ 12,074,380     $   422,847     $   4,141,826     $    327,018
     Net realized gain on investments.......................   52,482,439         861,442        26,372,396        1,792,042
     Net realized gain on futures contracts and options
      contracts.............................................    1,244,312              --         6,303,783               --
     Net realized foreign exchange gain (loss) on other
      assets and liabilities................................      (21,372)         (3,129)               65               (1)
     Change in unrealized appreciation/depreciation on
      investments...........................................   14,589,518       1,765,756        80,954,336        5,148,585
     Change in unrealized foreign exchange gain/loss on
      other assets and liabilities..........................          627            (148)               --               --
     Change in unrealized appreciation/depreciation on
      futures contracts, written options contracts and
      currency swap agreements..............................   (1,014,448)             --          (773,581)              --
                                                             ---------------------------------------------------------------
     Net increase in net assets resulting from operations...   79,355,456       3,046,768       116,998,825        7,267,644
                                                             ---------------------------------------------------------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income..................   (9,550,000)        (85,000)       (2,770,000)         (45,000)
      Distributions from net realized gain on investments...  (21,740,000)        (21,000)      (15,835,000)              --
                                                             ---------------------------------------------------------------
     Total dividends and distributions to shareholders......  (31,290,000)       (106,000)      (18,605,000)         (45,000)
                                                             ---------------------------------------------------------------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold..............................  198,007,930      19,909,225       281,329,957       53,713,595
     Proceeds from shares issued for reinvestment of
      dividends and distributions...........................   31,290,000         106,000        18,605,000           45,000
     Cost of shares repurchased.............................  (67,166,417)     (4,888,513)     (101,729,611)     (14,416,823)
                                                             ---------------------------------------------------------------
     Net increase in net assets resulting from capital share
      transactions..........................................  162,131,513      15,126,712       198,205,346       39,341,772
                                                             ---------------------------------------------------------------
     TOTAL INCREASE IN NET ASSETS...........................  210,196,969      18,067,480       296,599,171       46,564,416
     NET ASSETS:
     Beginning of period....................................  316,388,426       6,298,647       325,463,325       12,459,528
                                                             ---------------------------------------------------------------
     End of period.......................................... $526,585,395     $24,366,127     $ 622,062,496     $ 59,023,944
                                                             ===============================================================

     ---------------
     Accumulated undistributed net investment income........ $ 11,185,024     $   416,193     $   4,138,634     $    322,155
                                                             ===============================================================
     Shares issued and repurchased:
     Sold...................................................   12,863,082       1,709,480        14,863,689        4,266,674
     Issued in reinvestment of dividends and
      distributions.........................................    2,220,724           9,628         1,105,466            3,896
     Repurchased............................................   (4,387,167)       (417,938)       (5,441,625)      (1,147,636)
                                                             ---------------------------------------------------------------
     Net increase...........................................   10,696,639       1,301,170        10,527,530        3,122,934
                                                             ===============================================================

                                                                                                    GROWTH/
                                                                                                    PHOENIX
                                                                 VENTURE            PUTNAM        INVESTMENT
                                                                  VALUE             GROWTH          COUNSEL
     -----------------------------------------------------------------------------------------------------------------------
     OPERATIONS:
     Net investment income..................................  $    7,890,592     $    333,117     $  1,535,922
     Net realized gain on investments.......................      41,598,668       43,697,799       36,951,244
     Net realized gain on futures contracts and options
      contracts.............................................              --               --          194,755
     Net realized foreign exchange gain (loss) on other
      assets and liabilities................................           1,065               --               22
     Change in unrealized appreciation/depreciation on
      investments...........................................     150,492,499          278,511       (2,566,236)
     Change in unrealized foreign exchange gain/loss on
      other assets and liabilities..........................             113               --               --
     Change in unrealized appreciation/depreciation on
      futures contracts, written options contracts and
      currency swap agreements..............................              --               --               --
                                                              --------------      -----------     ------------
     Net increase in net assets resulting from operations...     199,982,937       44,309,427       36,115,707
                                                              --------------      -----------     ------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income..................      (3,390,000)              --       (1,325,000)
      Distributions from net realized gain on investments...      (9,745,000)      (5,465,000)     (16,255,000)
                                                              --------------      -----------     ------------
     Total dividends and distributions to shareholders......     (13,135,000)      (5,465,000)     (17,580,000)
                                                              --------------      -----------     ------------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold..............................     607,026,485       84,068,227       36,491,255
     Proceeds from shares issued for reinvestment of
      dividends and distributions...........................      13,135,000        5,465,000       17,580,000
     Cost of shares repurchased.............................    (183,369,506)     (53,724,485)     (40,478,722)
                                                              --------------      -----------     ------------
     Net increase in net assets resulting from capital share
      transactions..........................................     436,791,979       35,808,742       13,592,533
                                                              --------------     ------------     ------------
     TOTAL INCREASE IN NET ASSETS...........................     623,639,916       74,653,169       32,128,240
     NET ASSETS:
     Beginning of period....................................     516,413,371      160,073,045      186,367,578
                                                              --------------      -----------     ------------
     End of period..........................................  $1,140,053,287     $234,726,214     $218,495,818
                                                              ==============      ===========     ============
     ---------------
     Accumulated undistributed net investment income........  $    7,883,673     $    333,117     $  1,533,739
                                                              ==============      ===========     ============
     Shares issued and repurchased:
     Sold...................................................      31,474,224        4,939,017        2,470,784
     Issued in reinvestment of dividends and
      distributions.........................................         755,319          357,190        1,337,900
     Repurchased............................................      (9,684,502)      (3,227,119)      (2,775,949)
                                                              --------------      -----------     ------------
     Net increase...........................................      22,545,041        2,069,088        1,032,735
                                                              ==============      ===========     ============

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1997

                                                                                             INTERNATIONAL INTERNATIONAL
                                                                ALLIANCE         GLOBAL      GROWTH AND    DIVERSIFIED
                                                                 GROWTH         EQUITIES       INCOME+       EQUITIES
     ------------------------------------------------------------------------------------------------------------------
     OPERATIONS:
     Net investment income (loss)............................ $   1,960,357   $  1,783,905   $    76,139   $  1,750,638
     Net realized gain (loss) on investments.................    81,524,855     26,101,178       219,703     (6,297,980)
     Net realized gain on futures contracts and options
      contracts.............................................. 1,379,640....             --            --             --
     Net realized foreign exchange gain (loss) on other
      assets and liabilities.................................            --         69,950       111,488      6,707,753
     Change in unrealized appreciation/depreciation on
      investments............................................    34,851,529      7,084,155      (263,491)     3,910,822
     Change in unrealized foreign exchange gain/loss on other
      assets and liabilities.................................            --      1,082,247      (124,407)       211,844
     Change in unrealized appreciation/depreciation on
      futures contracts, options contracts and currency swap
      agreements.............................................      (405,000)            --            --             --
                                                              ---------------------------------------------------------
     Net increase (decrease) in net assets resulting from
      operations.............................................   119,311,381     36,121,435        19,432      6,283,077
                                                              ---------------------------------------------------------
     DIVIDENDS AND DISTRIBUTIONS TO
      SHAREHOLDERS:
      Dividends from net investment income...................    (1,200,000)    (2,305,000)           --     (5,175,000)
      Distributions from net realized gain on investments....   (23,710,000)   (12,550,000)           --     (1,715,000)
                                                              ---------------------------------------------------------
     Total dividends and distributions to shareholders.......   (24,910,000)   (14,855,000)           --     (6,890,000)
                                                              ---------------------------------------------------------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold...............................   393,697,806    147,050,332    47,363,333    148,423,226
     Proceeds from shares issued for reinvestment of
      dividends and distributions............................    24,910,000     14,855,000            --      6,890,000
     Cost of shares repurchased..............................  (189,842,593)   (88,014,579)   (4,538,803)   (62,787,984)
                                                              ---------------------------------------------------------
     Net increase in net assets resulting from capital share
      transactions...........................................   228,765,213     73,890,753    42,824,530     92,525,242
                                                              ---------------------------------------------------------
     TOTAL INCREASE IN NET ASSETS............................   323,166,594     95,157,188    42,843,962     91,918,319
     NET ASSETS:
     Beginning of period.....................................   381,366,673    246,482,006            --    157,008,393
                                                              ---------------------------------------------------------
     End of period........................................... $ 704,533,267   $341,639,194   $42,843,962   $248,926,712
                                                              =========================================================

     ---------------
     Accumulated undistributed net investment income......... $   1,954,191   $  1,870,601   $   188,142   $  7,621,922
                                                              =========================================================
     Shares issued and repurchased:
     Sold....................................................    18,866,011      9,425,673     4,546,734     12,963,775
     Issued in reinvestment of dividends and distributions...     1,397,084      1,045,391            --        646,315
     Repurchased.............................................    (9,403,821)    (5,605,026)     (431,073)    (5,452,782)
                                                              ---------------------------------------------------------
     Net increase............................................    10,859,274      4,866,038     4,115,661      8,157,308
                                                              =========================================================
     ---------------
     + Commenced operations June 2, 1997

                                                                  REAL        AGGRESSIVE     EMERGING
                                                                 ESTATE+        GROWTH       MARKETS+
     ------------------------------------------------------------------------------------------------------------------
     OPERATIONS:
     Net investment income (loss)............................  $   239,201   $    (91,011)  $   105,714
     Net realized gain (loss) on investments.................       22,378     (2,829,784)     (913,203)
     Net realized gain on futures contracts and options
      contracts..............................................           --             --            --
     Net realized foreign exchange gain (loss) on other
      assets and liabilities.................................           --             --       (33,595)
     Change in unrealized appreciation/depreciation on
      investments............................................    1,322,345     11,818,657    (3,567,693)
     Change in unrealized foreign exchange gain/loss on other
      assets and liabilities.................................           --             --           (30)
     Change in unrealized appreciation/depreciation on
      futures contracts, options contracts and currency swap
      agreements.............................................           --             --            --
                                                               -----------   ------------   -----------
     Net increase (decrease) in net assets resulting from
      operations.............................................    1,583,924      8,897,862    (4,408,807)
                                                               -----------   ------------   -----------
     DIVIDENDS AND DISTRIBUTIONS TO
      SHAREHOLDERS:
      Dividends from net investment income...................           --        (43,000)           --
      Distributions from net realized gain on investments....           --             --            --
                                                               -----------   ------------   -----------
     Total dividends and distributions to shareholders.......           --        (43,000)           --
                                                               -----------   ------------   -----------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold...............................   32,073,915     93,642,244    26,523,263
     Proceeds from shares issued for reinvestment of
      dividends and distributions............................           --         43,000            --
     Cost of shares repurchased..............................   (4,092,981)   (34,060,944)   (2,135,363)
                                                               -----------   ------------   -----------
     Net increase in net assets resulting from capital share
      transactions...........................................   27,980,934     59,624,300    24,387,900
                                                               -----------   ------------   -----------
     TOTAL INCREASE IN NET ASSETS............................   29,564,858     68,479,162    19,979,093
     NET ASSETS:
     Beginning of period.....................................           --     35,124,302            --
                                                               -----------   ------------   -----------
     End of period...........................................  $29,564,858   $103,603,464   $19,979,093
                                                               ===========   ============   ===========
     Accumulated undistributed net investment income.........  $   239,716   $         --   $   170,105
                                                               ===========   ============   ===========
     Shares issued and repurchased:
     Sold....................................................    2,929,568      8,405,394     2,715,811
     Issued in reinvestment of dividends and distributions...           --          4,470            --
     Repurchased.............................................     (364,503)    (2,989,260)     (227,806)
                                                               -----------   ------------   -----------
     Net increase............................................    2,565,065      5,420,604     2,488,005
                                                               ===========   ============   ===========

     ---------------
     + Commenced operations June 2, 1997

     See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED NOVEMBER 30, 1996

                                                                 CASH             GLOBAL         CORPORATE        HIGH-YIELD
                                                              MANAGEMENT           BOND             BOND             BOND
     ------------------------------------------------------------------------------------------------------------------------

     OPERATIONS:
     Net investment income.................................. $   6,327,403     $  3,420,685     $  2,009,395     $  8,892,022
     Net realized gain (loss) on investments................        (1,609)         845,133         (242,797)         567,983
     Net realized gain (loss) on futures and options
      contracts.............................................            --           59,164         (180,880)              --
     Net realized foreign exchange gain (loss) on other
      assets and liabilities................................            --        1,545,047               --               --
     Change in unrealized appreciation/depreciation on
      investments...........................................        (9,491)       1,124,599          647,548        4,227,884
     Change in unrealized foreign exchange gain/loss on
      other assets and liabilities..........................            --         (253,318)              --               --
     Change in unrealized appreciation/depreciation on
      futures contracts.....................................            --               --          (39,889)              --
                                                             ----------------------------------------------------------------
     Net increase in net assets resulting from operations...     6,316,303        6,741,310        2,193,377       13,687,889
                                                             ----------------------------------------------------------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income..................    (4,240,000)      (4,060,000)      (1,225,000)      (7,420,000)
      Distributions from net realized gain on investments...        (4,750)              --               --               --
                                                             ----------------------------------------------------------------
     Total dividends and distributions to shareholders......    (4,244,750)      (4,060,000)      (1,225,000)      (7,420,000)
                                                             ----------------------------------------------------------------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold..............................   615,571,205       26,461,284       20,121,281       89,355,894
     Proceeds from shares issued for reinvestment of
      dividends and distributions...........................     4,244,750        4,060,000        1,225,000        7,420,000
     Cost of shares repurchased.............................  (621,371,905)     (24,740,221)     (14,581,771)     (71,988,357)
                                                             ----------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
      capital share transactions............................    (1,555,950)       5,781,063        6,764,510       24,787,537
                                                             ----------------------------------------------------------------
     TOTAL INCREASE IN NET ASSETS...........................       515,603        8,462,373        7,732,887       31,055,426

     NET ASSETS:
     Beginning of period....................................    90,731,193       59,759,044       29,474,520       82,173,667
                                                             ----------------------------------------------------------------
     End of period.......................................... $  91,246,796     $ 68,221,417     $ 37,207,407     $113,229,093
                                                             ================================================================
     ---------------
     Accumulated undistributed net investment income........ $   6,322,183     $  4,377,089     $  2,004,899     $  8,882,962
                                                             ================================================================
     Shares issued and repurchased:
     Sold...................................................    57,928,895        2,437,840        1,891,179        8,529,658
     Issued in reinvestment of dividends and
      distributions.........................................       408,149          391,137          118,015          744,233
     Repurchased............................................   (58,340,347)      (2,268,851)      (1,379,014)      (6,827,580)
                                                             ----------------------------------------------------------------
     Net increase (decrease)................................        (3,303)         560,126          630,180        2,446,311
                                                             ================================================================

                                                               WORLDWIDE
                                                                  HIGH         SUNAMERICA
                                                                 INCOME         BALANCED#
     ----------------------------------------------------------------------------------------------------
     OPERATIONS:
     Net investment income..................................  $  3,853,929     $    56,068
     Net realized gain (loss) on investments................     2,824,669          28,763
     Net realized gain (loss) on futures and options
      contracts.............................................            --              --
     Net realized foreign exchange gain (loss) on other
      assets and liabilities................................      (245,282)             --
     Change in unrealized appreciation/depreciation on
      investments...........................................     2,512,138         822,808
     Change in unrealized foreign exchange gain/loss on
      other assets and liabilities..........................        (4,477)             --
     Change in unrealized appreciation/depreciation on
      futures contracts.....................................            --              --
                                                              ------------     -----------
     Net increase in net assets resulting from operations...     8,940,977         907,639
                                                              ------------     -----------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income..................    (1,700,000)             --
      Distributions from net realized gain on investments...      (100,000)             --
                                                              ------------     -----------
     Total dividends and distributions to shareholders......    (1,800,000)             --
                                                              ------------     -----------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold..............................    48,071,872      11,344,623
     Proceeds from shares issued for reinvestment of
      dividends and distributions...........................     1,800,000              --
     Cost of shares repurchased.............................   (29,323,432)     (2,028,468)
                                                              ------------     -----------
     Net increase (decrease) in net assets resulting from
      capital share transactions............................    20,548,440       9,316,155
                                                              ------------     -----------
     TOTAL INCREASE IN NET ASSETS...........................    27,689,417      10,223,794
     NET ASSETS:
     Beginning of period....................................    21,515,080              --
                                                              ------------     -----------
     End of period..........................................  $ 49,204,497     $10,223,794
                                                              ============     ===========
     ---------------
     Accumulated undistributed net investment income........  $  3,097,896     $    56,068
                                                              ============     ===========
     Shares issued and repurchased:
     Sold...................................................     4,060,525       1,113,491
     Issued in reinvestment of dividends and
      distributions.........................................       166,821              --
     Repurchased............................................    (2,425,678)       (194,594)
                                                              ------------     -----------
     Net increase (decrease)................................     1,801,668         918,897
                                                              ============     ===========

    # Commenced operations June 3, 1996
    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1996

                                                               BALANCED/
                                                                PHOENIX
                                                               INVESTMENT         ASSET                          GROWTH-
                                                                COUNSEL         ALLOCATION       UTILITY#         INCOME
                                                              -------------------------------------------------------------


     OPERATIONS:
     Net investment income..................................  $  1,397,620     $  9,136,961     $   81,705     $  2,773,321
     Net realized gain (loss) on investments................     2,107,376       19,730,122         12,853       13,516,427
     Net realized gain on futures and options contracts.....            --          391,668             --        1,426,165
     Net realized foreign exchange gain (loss) on other
      assets and liabilities................................            --               89           (230)              29
     Change in unrealized appreciation/depreciation on
      investments...........................................     3,902,857       18,681,439        287,691       42,693,932
     Change in unrealized foreign exchange gain/loss on
      other assets and liabilities..........................            --               --            139               --
     Change in unrealized appreciation/depreciation on
      futures contracts.....................................            --        1,166,581             --          962,381
                                                              -------------------------------------------------------------
     Net increase in net assets resulting from operations...     7,407,853       49,106,860        382,158       61,372,255
                                                              -------------------------------------------------------------

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income..................      (540,000)      (5,505,000)            --       (1,680,000)
      Distributions from net realized gain on investments...      (890,000)      (6,805,000)            --       (5,975,000)
                                                              -------------------------------------------------------------
     Total dividends and distributions to shareholders......    (1,430,000)     (12,310,000)            --       (7,655,000)
                                                              -------------------------------------------------------------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold..............................    44,916,086      108,836,939      6,090,461      145,602,473
     Proceeds from shares issued for reinvestment of
      dividends and distributions...........................     1,430,000       12,310,000             --        7,655,000
     Cost of shares repurchased.............................   (14,731,916)     (41,391,763)      (173,972)     (52,792,476)
                                                              -------------------------------------------------------------
     Net increase in net assets resulting from capital share
      transactions..........................................    31,614,170       79,755,176      5,916,489      100,464,997
                                                              -------------------------------------------------------------
     TOTAL INCREASE IN NET ASSETS...........................    37,592,023      116,552,036      6,298,647      154,182,252

     NET ASSETS:
     Beginning of period....................................    32,428,535      199,836,390             --      171,281,073
                                                              -------------------------------------------------------------
     End of period..........................................  $ 70,020,558     $316,388,426     $6,298,647     $325,463,325
                                                              =============================================================
     ---------------
     Accumulated undistributed net investment income........  $  1,258,279     $  8,660,644     $   81,475     $  2,766,743
                                                              =============================================================
     Shares issued and repurchased:
     Sold...................................................     3,604,718        8,296,399        602,909        9,953,598
     Issued in reinvestment of dividends and
      distributions.........................................       117,502          970,055             --          541,755
     Repurchased............................................    (1,184,892)      (3,164,619)       (17,033)      (3,630,349)
                                                              -------------------------------------------------------------
     Net increase...........................................     2,537,328        6,101,835        585,876        6,865,004
                                                              =============================================================

                                                               FEDERATED         VENTURE
                                                                VALUE#            VALUE
                                                              --------------------------------------------------------
     OPERATIONS:
     Net investment income..................................  $    40,137     $  3,640,938
     Net realized gain (loss) on investments................      (22,475)       9,692,354
     Net realized gain on futures and options contracts.....           --               --
     Net realized foreign exchange gain (loss) on other
      assets and liabilities................................           --            2,021
     Change in unrealized appreciation/depreciation on
      investments...........................................    1,196,109       75,918,377
     Change in unrealized foreign exchange gain/loss on
      other assets and liabilities..........................           --              341
     Change in unrealized appreciation/depreciation on
      futures contracts.....................................           --               --
                                                              -----------     ------------
     Net increase in net assets resulting from operations...    1,213,771       89,254,031
                                                              -----------     ------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income..................           --       (1,150,000)
      Distributions from net realized gain on investments...           --       (1,631,000)
                                                              -----------     ------------
     Total dividends and distributions to shareholders......           --       (2,781,000)
                                                              -----------     ------------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold..............................   11,583,467      358,199,882
     Proceeds from shares issued for reinvestment of
      dividends and distributions...........................           --        2,781,000
     Cost of shares repurchased.............................     (337,710)     (85,948,539)
                                                              -----------     ------------
     Net increase in net assets resulting from capital share
      transactions..........................................   11,245,757      275,032,343
                                                              -----------     ------------
     TOTAL INCREASE IN NET ASSETS...........................   12,459,528      361,505,374
     NET ASSETS:
     Beginning of period....................................           --      154,907,997
                                                              -----------     ------------
     End of period..........................................  $12,459,528     $516,413,371
                                                              ===========     ============
     Accumulated undistributed net investment income........  $    40,137     $  3,382,016
                                                              ===========     ============
     Shares issued and repurchased:
     Sold...................................................    1,158,140       24,918,067
     Issued in reinvestment of dividends and
      distributions.........................................           --          208,003
     Repurchased............................................      (33,890)      (6,065,330)
                                                              -----------     ------------
     Net increase...........................................    1,124,250       19,060,740
                                                              ===========     ============

    # Commenced operations June 3, 1996
    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1996

                                                                                GROWTH/
                                                                                PHOENIX
                                                                PUTNAM         INVESTMENT        ALLIANCE           GLOBAL
                                                                GROWTH          COUNSEL           GROWTH           EQUITIES
     ------------------------------------------------------------------------------------------------------------------------
     OPERATIONS:
     Net investment income (loss)........................... $    (23,455)    $  1,327,266     $   1,199,438     $  2,128,761
     Net realized gain (loss) on investments................    8,612,831       16,211,794        21,793,902       12,300,321
     Net realized gain on futures and options contracts.....           --               --           433,180               --
     Net realized foreign exchange gain (loss) on other
      assets and liabilities................................           --             (510)               --          496,594
     Change in unrealized appreciation/depreciation on
      investments...........................................   17,288,052       10,855,474        46,485,737       19,341,166
     Change in unrealized foreign exchange gain/loss on
      other assets and liabilities..........................           --               21                --          (27,011)
     Change in unrealized appreciation/depreciation on
      futures contracts.....................................           --               --           300,750               --
                                                             ----------------------------------------------------------------
     Net increase in net assets resulting from operations...   25,877,428       28,394,045        70,213,007       34,239,831
                                                             ----------------------------------------------------------------

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income..................           --       (1,265,000)         (483,000)      (1,885,000)
      Distributions from net realized gain on investments...           --      (10,645,000)      (13,185,000)      (4,480,000)
                                                             ----------------------------------------------------------------
     Total dividends and distributions to shareholders......           --      (11,910,000)      (13,668,000)      (6,365,000)
                                                             ----------------------------------------------------------------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold..............................   55,935,417       46,376,696       247,316,545       99,072,900
     Proceeds from shares issued for reinvestment of
      dividends and distributions...........................           --       11,910,000        13,668,000        6,365,000
     Cost of shares repurchased.............................  (37,015,839)     (38,313,646)     (104,032,606)     (52,582,422)
                                                             ----------------------------------------------------------------
     Net increase in net assets resulting from capital share
      transactions..........................................   18,919,578       19,973,050       156,951,939       52,855,478
                                                             ----------------------------------------------------------------
     TOTAL INCREASE IN NET ASSETS...........................   44,797,006       36,457,095       213,496,946       80,730,309

     NET ASSETS:
     Beginning of period....................................  115,276,039      149,910,483       167,869,727      165,751,697
                                                             ----------------------------------------------------------------
     End of period.......................................... $160,073,045     $186,367,578     $ 381,366,673     $246,482,006
                                                             ================================================================
     ---------------
     Accumulated undistributed net investment income........ $         --     $  1,322,795     $   1,193,834     $  2,209,001
                                                             ================================================================
     Shares issued and repurchased:
     Sold...................................................    4,113,284        3,516,917        15,394,232        7,165,202
     Issued in reinvestment of dividends and
      distributions.........................................           --          949,004           893,333          472,181
     Repurchased............................................   (2,724,390)      (2,922,221)       (6,661,296)      (3,815,033)
                                                             ----------------------------------------------------------------
     Net increase...........................................    1,388,894        1,543,700         9,626,269        3,822,350
                                                             ================================================================

                                                              INTERNATIONAL
                                                              DIVERSIFIED       AGGRESSIVE
                                                                EQUITIES         GROWTH#
     ------------------------------------------------------------------------------------------------------------------------
     OPERATIONS:
     Net investment income (loss)...........................  $    481,375     $    39,730
     Net realized gain (loss) on investments................     1,688,079        (705,902)
     Net realized gain on futures and options contracts.....            --              --
     Net realized foreign exchange gain (loss) on other
      assets and liabilities................................     5,292,994              --
     Change in unrealized appreciation/depreciation on
      investments...........................................     5,555,457       3,091,213
     Change in unrealized foreign exchange gain/loss on
      other assets and liabilities..........................      (813,250)             --
     Change in unrealized appreciation/depreciation on
      futures contracts.....................................            --              --
                                                              ------------     -----------
     Net increase in net assets resulting from operations...    12,204,655       2,425,041
                                                              ------------     -----------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income..................    (1,350,000)             --
      Distributions from net realized gain on investments...            --              --
                                                              ------------     -----------
     Total dividends and distributions to shareholders......    (1,350,000)             --
                                                              ------------     -----------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold..............................   133,585,152      39,091,029
     Proceeds from shares issued for reinvestment of
      dividends and distributions...........................     1,350,000              --
     Cost of shares repurchased.............................   (37,742,073)     (6,391,768)
                                                              ------------     -----------
     Net increase in net assets resulting from capital share
      transactions..........................................    97,193,079      32,699,261
                                                              ------------     -----------
     TOTAL INCREASE IN NET ASSETS...........................   108,047,734      35,124,302
     NET ASSETS:
     Beginning of period....................................    48,960,659              --
                                                              ------------     -----------
     End of period..........................................  $157,008,393     $35,124,302
                                                              ============     ===========
     Accumulated undistributed net investment income........  $  4,077,453     $    39,730
                                                              ============     ===========
     Shares issued and repurchased:
     Sold...................................................    12,354,619       4,051,127
     Issued in reinvestment of dividends and
      distributions.........................................       130,941              --
     Repurchased............................................    (3,499,995)       (661,704)
                                                              ------------     -----------
     Net increase...........................................     8,985,565       3,389,423
                                                              ============     ===========

    # Commenced operations June 3, 1996
    See Notes to Financial Statements

---------------------

---------------------

SUNAMERICA SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: SunAmerica Series Trust (the "Trust"), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. It was established to provide a funding medium for certain annuity contracts issued by Variable Separate Account (the "Account"), a separate account of Anchor National Life Insurance Company ("Life Company"), organized under the laws of the state of Arizona; and by FS Variable Separate Account (the "FS Account"), a separate account of First SunAmerica Life Insurance Company ("FS Life Company"), organized under the laws of the state of New York.

  The Trust issues 21 separate series of shares (the "Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objectives. The Trustees may establish additional series in the future. All shares may be purchased or redeemed by the Account at net asset value without any sales or redemption charge.

The investment objectives for each portfolio are as follows:

The Cash Management Portfolio seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

The Global Bond Portfolio seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, through investment in high quality fixed-income securities of U.S. and foreign issuers and through transactions in foreign currencies.

The Corporate Bond Portfolio seeks a high total return with only moderate price risk by investing primarily in investment grade fixed-income securities.

The High-Yield Bond Portfolio seeks a high level of current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

The Worldwide High Income Portfolio seeks high current income and, secondarily, capital appreciation, by investing primarily in a portfolio of high-yielding fixed-income securities of issuers located throughout the world.

The SunAmerica Balanced Portfolio seeks to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds.

The Balanced/Phoenix Investment Counsel Portfolio seeks reasonable income, long-term capital growth and conservation of capital by investing primarily in common stocks and fixed-income securities, with an emphasis on income-producing securities which appear to have some potential for capital enhancement.

The Asset Allocation Portfolio seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a diversified portfolio that can include common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

The Utility Portfolio seeks high current income and moderate capital appreciation by investing primarily in the equity and debt securities of utility companies.

The Growth-Income Portfolio seeks growth of capital and income by investing primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

The Federated Value Portfolio seeks growth of capital and income by investing primarily in the securities of high quality companies.

The Venture Value Portfolio seeks to achieve growth of capital by investing primarily in common stocks.

The Putnam Growth (formerly, the Provident Growth Portfolio), Growth/Phoenix Investment Counsel and Alliance Growth Portfolios each seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics which demonstrate the potential for appreciation.

The Global Equities Portfolio seeks long-term growth of capital through investment primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics which demonstrate the potential for appreciation and through transactions in foreign currencies.

                                                           ---------------------

The International Growth and Income Portfolio seeks growth of capital and current income through investment primarily in common stocks and securities principally traded on markets outside the United States that offer potential for capital growth and current income.

The International Diversified Equities Portfolio seeks long-term capital appreciation by investing in accordance with country weightings determined by the Subadviser in common stocks of foreign issuers which, in the aggregate, replicate broad country indices.

The Real Estate Portfolio seeks total return through a combination of growth and income by investment primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate instruments.

The Aggressive Growth Portfolio seeks long-term growth of capital through investment primarily in equity securities of small capitalization growth companies.

The Emerging Markets Portfolio seeks long-term capital appreciation by investing in common stocks that have above-average growth prospects primarily in emerging markets outside the United States.

2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Trust at November 30, 1997, and the results of its operations, the changes in its net assets and its financial highlights for the periods then ended. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

  SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Developing markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

  REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

  FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gain and losses on other assets and liabilities and change in unrealized foreign exchange gain and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

  FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange

---------------------
rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On the settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.
  FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Portfolio's exposure in these financial instruments. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option.

  CURRENCY SWAPS: Currency swaps involve the exchange by a Portfolio with another party of its respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party will default on its contractual delivery obligations. Currency swaps involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. Changes in the value of the swap are reported as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. A realized gain or loss is recorded upon early termination of such agreement.

  SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND
DISTRIBUTIONS: As is customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Interest income is accrued daily except when collection is not expected. Dividend income and distributions to shareholders are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust amortizes premiums and accretes discounts on fixed income securities, as well as those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

  Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

  The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets are not affected.

                                                           ---------------------

  For the year ended November 30, 1997, the reclassification arising from book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                                                    ACCUMULATED              ACCUMULATED
                                                                 UNDISTRIBUTED NET        UNDISTRIBUTED NET     PAID-IN
                                                              INVESTMENT INCOME/(LOSS)   REALIZED GAIN/(LOSS)   CAPITAL
                                                                 ----------------------------------------------------
    Global Bond*............................................         $1,729,850              $ (1,729,850)      $     --
    Worldwide High Income*..................................           (120,494)                  120,494             --
    Utility*................................................             (3,129)                    3,129             --
    Growth-Income*..........................................                 65                       (65)            --
    Venture Value...........................................              1,065                    (1,065)            --
    Growth/Phoenix Investment Counsel*......................                 22                       (22)            --
    Global Equities.........................................            182,695                  (182,696)             1
    International Growth and Income*........................            112,003                  (111,488)          (515)
    International Diversified Equities*.....................          6,968,831                (6,964,267)        (4,564)
    Real Estate.............................................                515                        --           (515)
    Aggressive Growth.......................................             94,281                        --        (94,281)
    Emerging Markets........................................             64,391                   (63,876)          (515)

  * Reclassification is primarily due to differing book/tax treatments for foreign currency transactions.

3. JOINT REPURCHASE AGREEMENT ACCOUNT: The Cash Management, High-Yield Bond, SunAmerica Balanced and Aggressive Growth Portfolios, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1997, the Cash Management, High-Yield Bond, SunAmerica Balanced, and Aggressive Growth Portfolios had a 9.1%, 8.0%, 1.6% and 4.1%, undivided interest, respectively, which represented $13,341,000, $11,659,000, $2,364,000 and $5,956,000, respectively, in principal amount in a repurchase agreement in the joint account. As of such date, the repurchase agreement in the joint account and the collateral therefore was as follows:

  Paine Webber Securities, Inc. Repurchase Agreement, 5.625% dated 11/28/97, in the principal amount of $146,239,000 repurchase price $146,307,550 due 12/1/97 collateralized by $50,000,000 U.S. Treasury Note 4.75% due 10/31/98, $1,230,000
U.S. Treasury Note 6.00% due 5/01/98, $45,440,000 U.S. Treasury Note 6.125% due 3/31/98, and $50,000,000 U.S. Treasury Note 7.125% due 2/29/00; approximate aggregate value $149,265,739.

4. FEDERAL INCOME TAXES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at November 30, 1997, were as follows:

                                         AGGREGATE      AGGREGATE                                    CAPITAL       CAPITAL
                                         UNREALIZED    UNREALIZED    GAIN/(LOSS)      COST OF          LOSS          LOSS
                                            GAIN          LOSS           NET        INVESTMENTS    CARRYOVER*+     UTILIZED
                                         ----------------------------------------------------------------------------------
Cash Management.......................  $      7,172   $    10,928   $     (3,756)  $155,310,944   $        684   $       --
Global Bond...........................     1,338,086       967,034        371,052     82,807,511             --           --
Corporate Bond**......................     2,067,215       189,531      1,877,684     59,778,545        273,407      496,303
High-Yield Bond.......................     4,764,218     3,212,750      1,551,468    196,334,578             --    8,449,586
Worldwide High Income.................     2,518,941     4,641,796     (2,122,855)   129,977,576             --           --
SunAmerica Balanced...................     4,149,254       590,567      3,558,687     40,974,768             --           --
Balanced/Phoenix Investment Counsel...     5,661,780     1,178,789      4,482,991     95,947,926             --           --
Asset Allocation......................    59,367,949     8,856,636     50,511,313    509,455,409             --           --
Utility***............................     2,176,864       131,767      2,045,097     22,401,726             --           --
Growth-Income**.......................   154,097,849     6,071,412    148,026,437    478,491,719             --           --
Federated Value.......................     7,547,700     1,210,799      6,336,901     52,959,471             --       16,874
Venture Value.........................   253,113,615    11,549,359    241,564,256    896,593,662             --           --
Putnam Growth.........................    46,989,293     1,414,609     45,574,684    189,194,894             --           --
Growth/Phoenix Investment Counsel.....    28,315,376     3,626,289     24,689,087    192,931,646             --           --
Alliance Growth.......................   114,823,260    13,918,508    100,904,752    606,363,996             --           --
Global Equities**.....................    53,292,719    15,961,693     37,331,026    301,929,742             --           --
International Growth and Income.......     1,333,688     1,700,124       (366,436)    43,544,375             --           --
International Diversified
  Equities**..........................    21,025,270    13,968,835      7,056,435    242,741,427             --           --
Real Estate...........................     1,567,814       245,597      1,322,217     28,339,353             --           --
Aggressive Growth**...................    17,160,892     2,375,151     14,785,741     91,789,119      2,868,661           --
Emerging Markets......................       519,396     4,170,438     (3,651,042)    23,720,877        927,325           --

  * Expire 2004-2005

 ** Post 10/31/97 Capital Loss Deferrals: Corporate Bond $735; Growth-Income
    $159,504; Global Equities $4,392,999; International Diversified Equities $7,883,251 and Aggressive Growth $542,896.

*** Post 10/31/97 Currency Loss Deferrals: Utility $379.

  + Net capital loss carryovers reported as of November 30, 1997, which are available to the extent provided in regulations to offset future capital gains. To the extent that these carryovers are used to offset future capital gains, it is probable that these gains so offset will not be distributed.

---------------------

5. MANAGEMENT OF THE TRUST: SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an indirect wholly owned subsidiary of the Life Company, serves as investment adviser for all the portfolios of the Trust. The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs. It is the responsibility of the Adviser and, for certain Portfolios pursuant to Subadvisory Agreements described below, the subadvisers, to make investment decisions for the Portfolios and to place the purchase and sale orders for the Portfolio transactions. Such orders may be directed to any broker including, in the manner and to the extent permitted by applicable law, affiliates of the Adviser or a subadviser. The Agreement provides that SAAMCo shall administer the Trust's business affairs; furnish offices, necessary facilities and equipment; provide clerical, bookkeeping and administrative services; and permit any of its officers or employees to serve, without compensation, as trustees or officers of the Trust, if duly elected to such positions. There is no subadviser for the Cash Management, High-Yield Bond, SunAmerica Balanced and Aggressive Growth Portfolios, and SAAMCo, therefore, performs all investment advisory services for these Portfolios. The term "Assets", as used in the following table, means the average daily net assets of the Portfolios.

  The Trust pays SAAMCo a monthly fee calculated at the following annual percentages of each Portfolio's assets:

                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------

Cash Management              $0--$100 million     0.55%
                              >  $100 million     0.50%
                              >  $300 million     0.45%
Corporate Bond               $0--$ 50 million     0.70%
                              >  $ 50 million     0.60%
                              >  $150 million     0.55%
                              >  $250 million     0.50%
Global Bond-                 $0--$ 50 million     0.75%
  Asset Allocation            >  $ 50 million     0.65%
                              >  $150 million     0.60%
                              >  $250 million     0.55%
High-Yield Bond              $0--$ 50 million     0.70%
                              >  $ 50 million     0.65%
                              >  $150 million     0.60%
                              >  $250 million     0.55%
Worldwide High                        >  $  0     1.00%
  Income-International
  Diversified Equities
SunAmerica Balanced-         $0--$ 50 million     0.70%
  Balanced/Phoenix            >  $ 50 million     0.65%
  Investment Counsel-         >  $150 million     0.60%
  Growth-Income-              >  $300 million     0.55%
  Alliance Growth-            >  $500 million     0.50%
  Growth/Phoenix
  Investment Counsel
                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------
Utility-Federated Value      $0--$150 million     0.75%
                              >  $150 million     0.60%
                              >  $500 million     0.50%
Venture Value-Real Estate    $0--$100 million     0.80%
                              >  $100 million     0.75%
                              >  $500 million     0.70%
Putnam Growth                $0--$150 million     0.85%
                              >  $150 million     0.80%
                              >  $300 million     0.70%
International Growth and     $0--$150 million     1.00%
  Income                      >  $150 million     0.90%
                              >  $300 million     0.80%
Global Equities              $0--$ 50 million     0.90%
                              >  $ 50 million     0.80%
                              >  $150 million     0.70%
                              >  $300 million     0.65%
Aggressive Growth            $0--$100 million     0.75%
                              >  $100 million    0.675%
                              >  $250 million    0.625%
                              >  $500 million     0.60%
Emerging Markets                      >  $  0     1.25%

  The organizations described below act as subadvisers to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trust's Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers' fees.

  Goldman Sachs Asset Management International, an affiliate of Goldman Sachs & Co., serves as subadviser for the Global Bond Portfolio; Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., serves as subadviser for the Asset Allocation Portfolio; Federated Investment Counseling serves as a subadviser for the Corporate Bond, Utility and Federated Value Portfolios; Morgan Stanley Asset Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter Discover & Co., serves as subadviser for the Worldwide High Income and International Diversified Equities Portfolios; Phoenix Investment Counsel, Inc. serves as subadviser for the Balanced/Phoenix Investment Counsel and Growth/Phoenix Investment Counsel Portfolios; Alliance Capital Management L.P. serves as a subadviser for the Growth-Income, Alliance Growth and Global Equities Portfolios; Davis Selected Advisers, L.P. serves as subadviser for the Venture Value and Real Estate Portfolios; and Putnam Investment Management, Inc. serves as subadviser for the Putnam Growth, International Growth and Income and Emerging Markets Portfolios. Effective April 16, 1997 Putnam Investment Management, Inc. assumed the role as subadviser from Provident Investment Counsel, Inc. for the Putnam Growth Portfolio (formerly the Provident Growth Portfolio).

                                                           ---------------------

  The portion of the investment advisory fees received by SAAMCo which are paid to subadvisers are as follows:

                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------

Corporate Bond               $0--$ 25 million     0.30%
                              >  $ 25 million     0.25%
                              >  $ 50 million     0.20%
                              >  $150 million     0.15%
Global Bond-                 $0--$ 50 million     0.40%
  Asset Allocation            >  $ 50 million     0.30%
                              >  $150 million     0.25%
                              >  $250 million     0.20%
Worldwide High Income-       $0--$350 million     0.65%
  International Diversified   >  $350 million     0.60%
  Equities
Balanced/Phoenix             $0--$ 50 million     0.35%
  Investment Counsel-         >  $ 50 million     0.30%
  Growth-Income-              >  $150 million     0.25%
  Alliance Growth-            >  $300 million     0.20%
  Growth/Phoenix              >  $500 million     0.15%
  Investment Counsel
Utility-Federated Value      $0--$ 20 million     0.55%
                              >  $ 20 million     0.35%
                              >  $ 50 million     0.25%
                              >  $150 million     0.20%
                              >  $500 million     0.15%
                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------
Venture Value-Real Estate    $0--$100 million     0.45%
                              >  $100 million     0.40%
                              >  $500 million     0.35%
Putnam Growth                $0--$150 million     0.50%
                              >  $150 million     0.45%
                              >  $300 million     0.35%
Global Equities              $0--$ 50 million     0.50%
                              >  $ 50 million     0.40%
                              >  $150 million     0.30%
                              >  $300 million     0.25%
International Growth         $0--$150 million     0.65%
  and Income                  >  $150 million     0.55%
                              >  $300 million     0.45%
Emerging Markets             $0--$150 million     1.00%
                              >  $150 million     0.95%
                              >  $300 million     0.85%

  For certain Portfolios, the Adviser has voluntarily agreed to reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolio's average net assets:
SunAmerica Balanced Portfolio -- 1.00%, Utility Portfolio -- 1.05%, Federated Value Portfolio -- 1.05%, International Growth and Income Portfolio -- 1.60%, Real Estate Portfolio -- 1.25%, Aggressive Growth Portfolio -- 1.05% and Emerging Markets Portfolio -- 1.90%. The Adviser also may voluntarily reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, effective June 3, 1996, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and remain in compliance with the foregoing expense limitations.

  At November 30, 1997, the amounts repaid to the Adviser which are included in the management fee along with the remaining balance subject to recoupment are as follows:

                                                                                               BALANCE
                                                                                  AMOUNT      SUBJECT TO
                                                                                 RECOUPED     RECOUPMENT
                                                                                 --------     ----------
            SunAmerica Balanced Portfolio....................................    $ 9,879       $  2,613
            Utility Portfolio................................................         --         41,753
            Federated Value Portfolio........................................     16,677             --
            International Growth and Income Portfolio........................         --         52,507
            Real Estate Portfolio............................................         --          7,874
            Aggressive Growth Portfolio......................................      3,185             --
            Emerging Markets Portfolio.......................................         --         55,614

6. ORGANIZATIONAL EXPENSES: Costs incurred by the Adviser in connection with the organization and registration of the Trust amounted to $223,826. During the year ended November 30, 1997, an additional $19,122 was incurred as part of the organization and registration of International Growth and Income Portfolio, Real Estate Portfolio and Emerging Markets Portfolio. Organizational expenses are amortized on a straight line basis by each applicable Portfolio of the Trust over the period of benefit not to exceed 60 months from the date the respective Portfolio commenced operations.

---------------------

7. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the year ended November 30, 1997, was as follows:

                                  CASH            GLOBAL         CORPORATE       HIGH-YIELD       WORLDWIDE       SUNAMERICA
                               MANAGEMENT          BOND            BOND             BOND         HIGH INCOME       BALANCED
                               ---------------------------------------------------------------------------------------------
Purchases of portfolio
  securities (excluding
  U.S. government
  securities)..............    $        --     $226,029,858     $40,815,699     $408,262,796     $194,084,987     $48,399,099
Sales of portfolio
  securities (excluding
  U.S. government
  securities)..............             --      192,808,617      19,086,248      344,823,245      120,395,277      26,738,310
Purchases of U.S.
  government securities....             --       41,002,858       5,180,703        2,907,188               --      14,242,858
Sales of U.S. government
  securities...............             --       46,845,461       3,319,617        2,898,750               --       6,484,046

                                       BALANCED/PHOENIX
                                          INVESTMENT            ASSET                                                FEDERATED
                                           COUNSEL            ALLOCATION          UTILITY        GROWTH-INCOME         VALUE
                                             -----------------------------------------------------------------------------
Purchases of portfolio securities
  (excluding U.S. government
  securities).......................     $110,377,548        $  365,429,006     $ 22,656,282      $ 330,671,857     $  51,917,160
Sales of portfolio securities
  (excluding U.S. government
  securities).......................      100,829,574           243,861,209        9,881,504        182,382,955        13,400,918
Purchases of U.S. government
  securities........................      100,506,017           497,120,181               --          9,846,665           218,901
Sales of U.S. government
  securities........................       97,873,551           472,455,217               --          5,699,550           580,945

                                                                               GROWTH/PHOENIX
                                           VENTURE              PUTNAM           INVESTMENT         ALLIANCE           GLOBAL
                                            VALUE               GROWTH            COUNSEL            GROWTH           EQUITIES
                                             -----------------------------------------------------------------------------
Purchases of portfolio securities
  (excluding U.S. government
  securities).......................     $507,736,131        $  250,004,586     $408,396,428      $ 775,660,350     $ 389,226,183
Sales of portfolio securities
  (excluding U.S. government
  securities).......................      158,915,378           217,634,080      389,098,707        565,919,094       334,058,797
Purchases of U.S. government
  securities........................          667,651               868,261        6,089,651          8,594,670                --
Sales of U.S. government
  securities........................          376,658             9,311,633        8,038,393         15,660,791                --

                                        INTERNATIONAL       INTERNATIONAL
                                          GROWTH AND         DIVERSIFIED                           AGGRESSIVE         EMERGING
                                            INCOME             EQUITIES         REAL ESTATE          GROWTH           MARKETS
                                             -----------------------------------------------------------------------------
Purchases of portfolio securities
  (excluding U.S. government
  securities).......................     $ 45,154,469        $  166,708,332     $ 25,575,741      $ 198,662,040     $  28,502,038
Sales of portfolio securities
  (excluding U.S. government
  securities).......................        4,855,692           107,056,502        1,008,403        141,546,246         6,848,213
Purchases of U.S. government
  securities........................               --                    --               --          2,424,188                --
Sales of U.S. government
  securities........................               --                    --               --                 --                --

8. TRANSACTIONS WITH AFFILIATES: The following Portfolios incurred brokerage commissions with an affiliated broker:

                                                               GOLDMAN        SHELBY         SUNAMERICA       ROYAL ALLIANCE
                                                             SACHS & CO.   CULLOM DAVIS   SECURITIES, INC.   ASSOCIATES, INC.
                                                             -----------   ------------   ----------------   ----------------
      Asset Allocation Portfolio...........................    $77,151       $     --         $     --            $   --
      Venture Value Portfolio..............................         --         43,704           43,992                --
      Putnam Growth Portfolio..............................         --             --              400               520
      Growth/Phoenix Investment Counsel Portfolio..........         --             --               --             1,220

9. COMMITMENTS AND CONTINGENCIES: The High-Yield Bond Portfolio has established an uncommitted line of credit with State Street Bank and Trust Company with interest payable at the Federal Funds rate plus 125 basis points. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the year ended November 30, 1997, the High-Yield Bond Portfolio had borrowings outstanding for 5 days under the line of credit and incurred $963 in interest charges related to these borrowings. The High-Yield Bond Portfolio did not have any outstanding borrowing at November 30, 1997.

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS*

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                 NET                                                         DIVIDENDS        DIVIDENDS       NET
                ASSET                    NET REALIZED &       TOTAL        DECLARED FROM      FROM NET       ASSET
                VALUE         NET          UNREALIZED          FROM             NET           REALIZED       VALUE
  PERIOD      BEGINNING    INVESTMENT    GAIN (LOSS) ON     INVESTMENT      INVESTMENT         GAIN ON       END OF      TOTAL
  ENDED       OF PERIOD     INCOME**      INVESTMENTS       OPERATIONS        INCOME         INVESTMENTS     PERIOD     RETURN***
--------------------------------------------------------------------------------------------------------------------------------

                                                    Cash Management Portfolio
2/9/93-
11/30/93       $ 10.00       $ 0.19          $ 0.01           $ 0.20          $    --          $    --       $10.20        2.00%
11/30/94         10.20         0.38           (0.02)            0.36            (0.09)              --        10.47        3.51
11/30/95         10.47         0.56            0.01             0.57            (0.34)              --        10.70        5.59
11/30/96         10.70         0.53           (0.02)            0.51            (0.45)              --        10.76        4.92
11/30/97         10.76         0.53            0.01             0.54            (0.56)              --        10.74        5.22
                                                      Global Bond Portfolio
7/1/93-
11/30/93         10.00         0.13            0.17             0.30               --               --        10.30        3.00
11/30/94         10.30         0.53           (0.86)           (0.33)           (0.09)           (0.05)        9.83       (3.18)
11/30/95          9.83         0.60            0.97             1.57            (0.38)              --        11.02       16.40
11/30/96         11.02         0.59            0.54             1.13            (0.75)              --        11.40       10.94
11/30/97         11.40         0.52            0.38             0.90            (0.75)           (0.04)       11.51        8.43
                                                    Corporate Bond Portfolio
7/1/93-
11/30/93         10.00         0.14            0.05             0.19               --               --        10.19        1.90
11/30/94         10.19         0.52           (0.87)           (0.35)           (0.05)           (0.04)        9.75       (3.41)
11/30/95          9.75         0.60            1.00             1.60            (0.53)              --        10.82       17.01
11/30/96         10.82         0.65            0.03             0.68            (0.41)              --        11.09        6.51
11/30/97         11.09         0.77            0.21             0.98            (0.53)              --        11.54        9.26
                                                   High-Yield Bond Portfolio
2/9/93-
11/30/93         10.00         0.76            0.36             1.12               --               --        11.12       11.20
11/30/94         11.12         1.20           (1.65)           (0.45)           (0.29)           (0.06)       10.32       (4.26)
11/30/95         10.32         1.11            0.12             1.23            (1.02)              --        10.53       12.64
11/30/96         10.53         0.98            0.48             1.46            (0.95)              --        11.04       14.86
11/30/97         11.04         1.04            0.48             1.52            (0.74)              --        11.82       14.53
                                                Worldwide High Income Portfolio
10/28/94-
11/30/94         10.00         0.04           (0.09)           (0.05)              --               --         9.95       (0.50)
11/30/95          9.95         1.10            0.47             1.57            (0.10)              --        11.42       16.02
11/30/96         11.42         1.25            1.60             2.85            (0.87)           (0.05)       13.35       26.87
11/30/97         13.35         0.98            0.68             1.66            (0.90)           (0.91)       13.20       14.17
                                                 SunAmerica Balanced Portfolio
6/3/96-
11/30/96         10.00         0.10            1.03             1.13               --               --        11.13       11.30
11/30/97         11.13         0.23            2.15             2.38            (0.04)           (0.02)       13.45       21.48
                                        Balanced/Phoenix Investment Counsel Portfolio
10/28/94-
11/30/94         10.00         0.04           (0.08)           (0.04)              --               --         9.96       (0.40)
11/30/95          9.96         0.34            2.23             2.57            (0.05)              --        12.48       25.89
11/30/96         12.48         0.34            1.31             1.65            (0.19)           (0.31)       13.63       13.75
11/30/97         13.63         0.37            1.39             1.76            (0.23)           (0.41)       14.75       13.52

              NET                        RATIO OF NET
             ASSETS       RATIO OF        INVESTMENT
             END OF      EXPENSES TO      INCOME TO                     AVERAGE
  PERIOD     PERIOD      AVERAGE NET     AVERAGE NET      PORTFOLIO    COMMISSION
  ENDED     (000'S)        ASSETS           ASSETS        TURNOVER     PER SHARE
--------------------------------------------------------------------------------------------------------------------------------

                             Cash Management Portfolio
2/9/93-
11/30/93    $ 24,603         0.71%+++         2.53%+++        --%        $   NA
11/30/94      89,098         0.70++           3.73++          --             NA
11/30/95      90,731         0.67             5.32            --             NA
11/30/96      91,247         0.62             4.90            --             NA
11/30/97     156,119         0.63             5.06            --             NA
                               Global Bond Portfolio
7/1/93-
11/30/93      25,010         1.35+++          3.56+++         84             NA
11/30/94      44,543         1.06             5.29           347             NA
11/30/95      59,759         0.95             5.89           339             NA
11/30/96      68,221         0.89             5.44           223             NA
11/30/97      89,043         0.90             4.70           360             NA
                             Corporate Bond Portfolio
7/1/93-
11/30/93      11,667         0.94+++          3.92+++        208             NA
11/30/94      15,869         0.94++           5.21++         419             NA
11/30/95      29,475         0.96++           5.93++         412             NA
11/30/96      37,207         0.97             6.11           338             NA
11/30/97      62,272         0.91             6.99            49             NA
                            High-Yield Bond Portfolio
2/9/93-
11/30/93      41,851         0.94+++          9.43+++        229             NA
11/30/94      55,803         0.92++          11.07++         225             NA
11/30/95      82,174         0.80            10.80           174             NA
11/30/96     113,229         0.77             9.41           107             NA
11/30/97     195,639         0.75             9.26           243             NA
                         Worldwide High Income Portfolio
10/28/94-
11/30/94      10,478         1.60+++          4.48+++          2             NA
11/30/95      21,515         1.30            10.46           176             NA
11/30/96      49,204         1.18            10.45           177             NA
11/30/97     125,224         1.10             7.58           146             NA
                          SunAmerica Balanced Portfolio
6/3/96-
11/30/96      10,224         1.00+++          1.92+++         40          .0600
11/30/97      44,621         1.00             1.82           143          .0600
                       Balanced/Phoenix Investment Portfolio
10/28/94-
11/30/94       1,516         1.00+++          4.25+++         10             NA
11/30/95      32,429         0.98++           3.08++         153             NA
11/30/96      70,021         0.84             2.74           194          .0589
11/30/97      95,721         0.82             2.63           271          .0526

   *    Calculated based upon average shares outstanding

   **   After fee waivers and expense reimbursements by the investment adviser

   *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

   +    Annualized

   ++ During the periods ended November 30, 1993, 1994, 1995, 1996 and 1997, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                       EXPENSES                                 NET INVESTMENT INCOME
                                       -----------------------------------------     --------------------------------------------
                                       1993     1994     1995     1996     1997      1993     1994      1995      1996      1997
                                       -----------------------------------------     --------------------------------------------
Cash Management Portfolio..........    1.10%    0.78%    0.67%    0.62%    0.63%     2.14%     3.65%     5.32%     4.90%    5.06%
Global Bond Portfolio..............    1.81     1.06     0.95     0.89     0.90      3.10      5.29      5.89      5.44     4.70
Corporate Bond Portfolio...........    1.81     1.09     0.97     0.97     0.91      3.05      5.06      5.92      6.11     6.99
High-Yield Bond Portfolio..........    1.29     0.93     0.80     0.77     0.75      9.08     11.06     10.80      9.41     9.26
Worldwide High Income Portfolio....      --     2.26     1.30     1.18     1.10        --      3.82     10.46     10.45     7.58
SunAmerica Balanced Portfolio......      --       --       --     1.43     1.00        --        --        --      1.49     1.82
Balanced/Phoenix Investment Counsel
  Portfolio........................      --     6.82     1.11     0.84     0.82        --     (1.57)     2.95      2.74     2.63

See Notes to Financial Statements

---------------------

---------------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS* -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                 NET                                          TOTAL          DIVIDENDS        DIVIDENDS       NET
                ASSET         NET        NET REALIZED &        FROM        DECLARED FROM      FROM NET       ASSET
                VALUE       INVEST-        UNREALIZED        INVEST-            NET           REALIZED       VALUE
  PERIOD      BEGINNING       MENT       GAIN (LOSS) ON        MENT         INVESTMENT         GAIN ON       END OF      TOTAL
  ENDED       OF PERIOD     INCOME**      INVESTMENTS       OPERATIONS        INCOME         INVESTMENTS     PERIOD     RETURN***
--------------------------------------------------------------------------------------------------------------------------------

                                                     Asset Allocation Portfolio
7/1/93-
11/30/93       $ 10.00       $ 0.08          $ 0.28           $ 0.36          $    --          $    --       $10.36        3.60%
11/30/94         10.36         0.29           (0.25)            0.04            (0.05)           (0.03)       10.32        0.30
11/30/95         10.32         0.42            2.24             2.66            (0.20)           (0.04)       12.74       26.10
11/30/96         12.74         0.48            2.00             2.48            (0.31)           (0.39)       14.52       20.27
11/30/97         14.52         0.44            2.55             2.99            (0.40)           (0.90)       16.21       21.97
                                                         Utility Portfolio
6/3/96-
11/30/96         10.00         0.24            0.51             0.75               --               --        10.75        7.50
11/30/97         10.75         0.36            1.91             2.27            (0.09)           (0.02)       12.91       21.26
                                                      Growth-Income Portfolio
2/9/93-
11/30/93         10.00         0.12            0.49             0.61               --               --        10.61        6.10
11/30/94         10.61         0.13           (0.36)           (0.23)           (0.04)           (0.01)       10.33       (2.20)
11/30/95         10.33         0.17            3.31             3.48            (0.10)              --        13.71       33.89
11/30/96         13.71         0.18            3.48             3.66            (0.12)           (0.43)       16.82       27.41
11/30/97         16.82         0.17            4.69             4.86            (0.13)           (0.73)       20.82       30.11
                                                     Federated Value Portfolio
6/3/96-
11/30/96         10.00         0.07            1.01             1.08               --               --        11.08       10.80
11/30/97         11.08         0.13            2.72             2.85            (0.03)              --        13.90       25.75
                                                      Venture Value Portfolio
10/28/94-
11/30/94         10.00         0.03           (0.25)           (0.22)              --               --         9.78       (2.20)
11/30/95          9.78         0.17            3.55             3.72            (0.03)              --        13.47       38.17
11/30/96         13.47         0.18            3.46             3.64            (0.09)           (0.12)       16.90       27.44
11/30/97         16.90         0.19            4.73             4.92            (0.09)           (0.26)       21.47       29.62
                                                      Putnam Growth Portfolio
2/9/93-
11/30/93         10.00         0.02            0.02             0.04               --               --        10.04        0.40
11/30/94         10.04         0.03           (0.01)            0.02            (0.01)              --        10.05        0.19
11/30/95         10.05        (0.01)           3.09             3.08            (0.03)              --        13.10       30.66
11/30/96         13.10           --            2.61             2.61               --               --        15.71       19.92
11/30/97         15.71         0.03            3.93             3.96               --            (0.52)       19.15       26.01
                                            Growth/Phoenix Investment Counsel Portfolio
2/9/93-
11/30/93         10.00         0.17            0.61             0.78               --               --        10.78        7.80
11/30/94         10.78         0.16           (0.87)           (0.71)           (0.06)              --        10.01       (6.64)
11/30/95         10.01         0.12            3.14             3.26            (0.13)              --        13.14       32.92
11/30/96         13.14         0.11            2.16             2.27            (0.11)           (0.91)       14.39       18.40
11/30/97         14.39         0.11            2.48             2.59            (0.10)           (1.26)       15.62       19.78


               NET                         RATIO OF NET
              ASSETS        RATIO OF        INVESTMENT
              END OF       EXPENSES TO      INCOME TO                     AVERAGE
  PERIOD      PERIOD       AVERAGE NET     AVERAGE NET      PORTFOLIO    COMMISSION
  ENDED      (000'S)         ASSETS           ASSETS        TURNOVER     PER SHARE
--------------------------------------------------------------------------------------------------------------------------------

                               Asset Allocation Portfolio
7/1/93-
11/30/93    $   35,590         0.99%+++         2.33%+++        71%        $   NA
11/30/94       106,856         0.94++           2.71++         152             NA
11/30/95       199,836         0.81             3.62           207             NA
11/30/96       316,388         0.74             3.66           200          .0587
11/30/97       526,585         0.68             2.88           176          .0591
                                    Utility Portfolio
6/3/96-
11/30/96         6,299         1.05+++          4.41+++         24          .0439
11/30/97        24,366         1.05++           3.15++          77          .0365
                                  Growth-Income Portfolio
2/9/93-
11/30/93        45,080         0.82+++          1.59+++         27             NA
11/30/94        84,899         0.81++           1.26++          59             NA
11/30/95       171,281         0.77             1.42            59             NA
11/30/96       325,463         0.72             1.21            82          .0597
11/30/97       622,062         0.65             0.89            44          .0555
                                 Federated Value Portfolio
6/3/96-
11/30/96        12,460         1.05+++          1.26+++         30          .0520
11/30/97        59,024         1.03             1.03            46          .0494
                                  Venture Value Portfolio
10/28/94-
11/30/94         4,449         1.10+++          3.93+++         --             NA
11/30/95       154,908         1.00++           1.43++          18             NA
11/30/96       516,413         0.85             1.21            22          .0598
11/30/97     1,140,053         0.79             0.98            22          .0599
                                  Putnam Growth Portfolio
2/9/93-
11/30/93        42,911         0.97+++          0.32+++         40             NA
11/30/94        75,342         0.96++           0.31++          54             NA
11/30/95       115,276         0.93            (0.05)           52             NA
11/30/96       160,073         0.90            (0.02)           63          .0443
11/30/97       234,726         0.91             0.18           125          .0324
                       Growth/Phoenix Investment Counsel Portfolio
2/9/93-
11/30/93        65,032         0.82+++          2.20+++        165             NA
11/30/94       104,194         0.81++           1.52++         211             NA
11/30/95       149,910         0.76             1.01           229             NA
11/30/96       186,368         0.74             0.82           164          .0534
11/30/97       218,496         0.73             0.77           217          .0530

   *    Calculated based upon average shares outstanding

   **   After fee waivers and expense reimbursements by the investment adviser

   *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

   +    Annualized

   ++ During the periods ended November 30, 1993, 1994, 1995, 1996 and 1997, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                      EXPENSES                              NET INVESTMENT INCOME (LOSS)
                                      -----------------------------------------     ---------------------------------------------
                                      1993     1994     1995     1996     1997      1993      1994      1995      1996      1997
                                      -----------------------------------------     ---------------------------------------------
Asset Allocation Portfolio........    1.67%    0.94%    0.81%    0.74%    0.68%      1.65%     2.71%     3.62%     3.66%    2.88%
Utility Portfolio.................      --       --       --     1.93     1.24         --        --        --      3.53     2.96
Growth-Income Portfolio...........    1.40     0.89     0.77     0.72     0.65       1.01      1.18      1.42      1.21     0.89
Federated Value Portfolio.........      --       --       --     1.57     1.03         --        --        --      0.74     1.03
Venture Value Portfolio...........      --     3.89     1.02     0.85     0.79         --      1.14      1.41      1.21     0.98
Putnam Growth Portfolio...........    1.46     1.05     0.93     0.90     0.91      (0.17)     0.22     (0.05)    (0.02)    0.18
Growth/Phoenix Investment Counsel
  Portfolio.......................    1.28     0.87     0.76     0.74     0.73       1.74      1.46      1.01      0.82     0.77

See Notes to Financial Statements

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS* -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                 NET          NET                             TOTAL          DIVIDENDS        DIVIDENDS       NET
                ASSET       INVEST-      NET REALIZED &        FROM        DECLARED FROM      FROM NET       ASSET
                VALUE         MENT         UNREALIZED        INVEST-            NET           REALIZED       VALUE
  PERIOD      BEGINNING      INCOME      GAIN (LOSS) ON        MENT         INVESTMENT         GAIN ON       END OF      TOTAL
  ENDED       OF PERIOD     (LOSS)**      INVESTMENTS       OPERATIONS        INCOME         INVESTMENTS     PERIOD     RETURN***
--------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio
2/9/93-
11/30/93       $ 10.00       $ 0.05          $ 0.87           $ 0.92          $    --          $    --       $10.92        9.20%
11/30/94         10.92         0.04           (0.14)           (0.10)           (0.01)           (0.17)       10.64       (0.93)
11/30/95         10.64         0.07            5.08             5.15            (0.03)           (0.13)       15.63       48.91
11/30/96         15.63         0.08            4.07             4.15            (0.04)           (1.01)       18.73       28.05
11/30/97         18.73         0.16            4.76             4.92            (0.05)           (1.04)       22.56       27.80
Global Equities Portfolio
2/9/93-
11/30/93         10.00         0.03            0.96             0.99               --               --        10.99        9.90
11/30/94         10.99         0.05            0.71             0.76            (0.01)           (0.07)       11.67        6.87
11/30/95         11.67         0.12            1.64             1.76            (0.08)           (0.29)       13.06       15.58
11/30/96         13.06         0.14            2.19             2.33            (0.14)           (0.33)       14.92       18.21
11/30/97         14.92         0.09            1.79             1.88            (0.13)           (0.69)       15.98       13.30
International Growth and Income Portfolio
6/2/97-
11/30/97         10.00         0.03            0.38             0.41               --               --        10.41        4.10
International Diversified Equities Portfolio
10/28/94-
11/30/94         10.00         0.01           (0.23)           (0.22)              --               --         9.78       (2.20)
11/30/95          9.78         0.07            0.38             0.45            (0.08)              --        10.15        4.63
11/30/96         10.15         0.05            1.43             1.48            (0.26)              --        11.37       14.85
11/30/97         11.37         0.09            0.28             0.37            (0.31)           (0.10)       11.33        3.52
Real Estate Portfolio
6/2/97-
11/30/97         10.00         0.16            1.37             1.53               --               --        11.53       15.30
Aggressive Growth Portfolio
6/3/96-
11/30/96         10.00         0.02            0.34             0.36               --               --        10.36        3.60
11/30/97         10.36         0.01            1.40             1.41            (0.01)              --        11.76       13.62
Emerging Markets Portfolio
6/2/97-
11/30/97         10.00         0.06           (2.03)           (1.97)              --               --         8.03      (19.70)

              NET                        RATIO OF NET
             ASSETS       RATIO OF        INVESTMENT
             END OF      EXPENSES TO      INCOME TO                     AVERAGE
  PERIOD     PERIOD      AVERAGE NET     AVERAGE NET      PORTFOLIO    COMMISSION
  ENDED     (000'S)        ASSETS           ASSETS        TURNOVER     PER SHARE
--------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio
2/9/93-
11/30/93    $ 23,256         0.82%+++         0.61%+++        73%        $   NA
11/30/94      53,213         0.82++           0.37++         146             NA
11/30/95     167,870         0.79             0.51           138             NA
11/30/96     381,367         0.71             0.51           121          .0649
11/30/97     704,533         0.65             0.37           110          .0617
Global Equities Portfolio
2/9/93-
11/30/93      43,737         1.50+++          0.38+++         58             NA
11/30/94     136,758         1.28             0.42            67             NA
11/30/95     165,752         1.14             1.02           106             NA
11/30/96     246,482         1.03             1.04            70          .0256
11/30/97     341,639         0.95             0.58           115          .0284
International Growth and Income Portfolio
6/2/97-
11/30/97      42,844         1.60+++          0.61+++         19          .0030
International Diversified Equities Portfolio
10/28/94-
11/30/94      12,438         1.70+++          1.60+++         --             NA
11/30/95      48,961         1.70++           0.76++          52             NA
11/30/96     157,008         1.59             0.47            53          .0023
11/30/97     248,927         1.35             0.82            56          .0008
Real Estate Portfolio
6/2/97-
11/30/97      29,565         1.25+++          3.25+++          7          .0600
Aggressive Growth Portfolio
6/3/96-
11/30/96      35,124         1.05+++          0.46+++         47          .0600
11/30/97     103,603         0.90            (0.13)          221          .0600
Emerging Markets Portfolio
6/2/97-
11/30/97      19,979         1.90+++          1.33+++         49          .0011

     * Calculated based upon average shares outstanding

    ** After fee waivers and expense reimbursements by the investment adviser

   *** Does not reflect expenses that apply to the separate accounts of Anchor
       National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

     + Annualized

    ++ During the periods ended November 30, 1993, 1994, 1995, 1996 and 1997, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                      EXPENSES                              NET INVESTMENT INCOME (LOSS)
                                      -----------------------------------------     ---------------------------------------------
                                      1993     1994     1995     1996     1997      1993      1994      1995      1996      1997
                                      -----------------------------------------     ---------------------------------------------
Alliance Growth Portfolio.........    1.56%    0.96%    0.79%    0.71%    0.65%     (0.13)%    0.23%     0.51%     0.51%     0.37%
Global Equities Portfolio.........    2.52     1.28     1.14     1.03     0.95      (0.64)     0.42      1.02      1.04      0.58
International Growth and Income
  Portfolio+......................      --       --       --       --     2.02         --        --        --        --      0.19
International Diversified Equities
  Portfolio.......................      --     3.50     2.09     1.59     1.35         --     (0.20)     0.37      0.47      0.82
Real Estate Portfolio+............      --       --       --       --     1.36         --        --        --        --      3.14
Aggressive Growth Portfolio.......      --       --       --     1.09     0.90         --        --        --      0.42     (0.13)
Emerging Markets Portfolio+.......      --       --       --       --     2.60         --        --        --        --      0.63

See Notes to Financial Statements

---------------------

---------------------

SUNAMERICA SERIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF SUNAMERICA SERIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Portfolio, Global Bond Portfolio, Corporate Bond Portfolio (formerly Fixed Income Portfolio), High-Yield Bond Portfolio, Worldwide High Income Portfolio, SunAmerica Balanced Portfolio, Balanced/Phoenix Investment Counsel Portfolio, Asset Allocation Portfolio, Utility Portfolio, Growth-Income Portfolio, Federated Value Portfolio, Venture Value Portfolio, Alliance Growth Portfolio, Growth/Phoenix Investment Counsel Portfolio, Putnam Growth Portfolio (formerly Provident Growth Portfolio), Global Equities Portfolio, International Growth and Income Portfolio, International Diversified Equities Portfolio, Real Estate Portfolio, Aggressive Growth Portfolio and Emerging Markets Portfolio (constituting the twenty-one portfolios of SunAmerica Series Trust, hereafter referred to as the "Fund") at November 30, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
January 14, 1998

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
SHAREHOLDERS TAX INFORMATION (UNAUDITED)

  Certain tax information regarding the SunAmerica Series Trust is required to be provided to the shareholders based upon each Fund's income and distributions for the year ended November 30, 1997.

  During the year ended November 30, 1997 the Funds paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations:

                                                                                                                QUALIFYING % FOR
                                                               NET              NET               NET                 THE
                                                TOTAL       INVESTMENT      SHORT-TERM         LONG-TERM         70% DIVIDENDS
                                              DIVIDENDS       INCOME       CAPITAL GAINS     CAPITAL GAINS     RECEIVED DEDUCTION
                                              ---------     ----------     -------------     -------------     ------------------
Cash Management Portfolio.................      $0.56         $ 0.56           $  --             $  --                   --%
Global Bond Portfolio.....................       0.79           0.74            0.03              0.02                   --
Corporate Bond Portfolio..................       0.53           0.53              --                --                 1.67
High-Yield Bond Portfolio.................       0.74           0.74              --                --                10.52
Worldwide High Income Portfolio...........       1.81           0.90            0.84              0.07                 0.35
SunAmerica Balanced Portfolio.............       0.06           0.04            0.02                --                10.12
Balanced/Phoenix Investment Counsel
  Portfolio...............................       0.64           0.23            0.29              0.12                11.37
Asset Allocation Portfolio................       1.30           0.40            0.45              0.45                19.12
Utility Portfolio.........................       0.11           0.09            0.02                --                42.08
Growth-Income Portfolio...................       0.86           0.13            0.27              0.46                42.64
Federated Value Portfolio.................       0.03           0.03              --                --                33.24
Venture Value Portfolio...................       0.35           0.09            0.01              0.25                99.86
Putnam Growth Portfolio...................       0.52             --              --              0.52                   --
Growth/Phoenix Investment Counsel
  Portfolio...............................       1.36           0.10            0.95              0.31                 9.30
Alliance Growth Portfolio.................       1.09           0.05            0.60              0.44                17.04
Global Equities Portfolio.................       0.82           0.13            0.29              0.40                17.03
International Growth and Income
  Portfolio...............................         --             --              --                --                   --
International Diversified Equities
  Portfolio...............................       0.42           0.31            0.04              0.07                   --
Real Estate Portfolio.....................         --             --              --                --                   --
Aggressive Growth Portfolio...............       0.01           0.01              --                --                   --
Emerging Markets Portfolio................         --             --              --                --                   --

  The Global Equities and International Diversified Equities Portfolios make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Portfolios to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended November 30, 1997 were $378,404 and $488,607 respectively. The gross foreign source income for information reporting is $3,020,961 and $4,258,469 respectively.

---------------------

---------------------

    COMPARISONS: PORTFOLIOS VS. INDEXES

              The following graphs compare the performance of a $10,000 investment in the SunAmerica Series Trust Portfolios (with the exception of Cash Management) to a $10,000 investment in a securities index since the portfolio inception. Following each graph is a discussion of portfolio performance and factors affecting it over the last one-year period.

              THESE GRAPHS AND TABLES SHOW THE PERFORMANCE OF THE PORTFOLIOS AT THE SUNAMERICA SERIES TRUST LEVEL AND INCLUDE ALL TRUST EXPENSES BUT NO INSURANCE COMPANY EXPENSES ASSOCIATED WITH THE VARIABLE ANNUITY AND NO CONTINGENT DEFERRED SALES CHARGE. ALL DIVIDENDS ARE ASSUMED TO BE REINVESTED. NO EXPENSES ARE DEDUCTED FROM THE PERFORMANCE OF THE INDEXES.

              CASH MANAGEMENT

              SunAmerica Asset Management Corp.

              The Cash Management Portfolio has performed well for the year ended November 30, 1997. The portfolio's return was 5.22%, versus the Lipper Analytical composite return of 4.47%.

              SunAmerica Asset Management has a favorable outlook for U.S. interest rates. The manager expects that the financial crisis in Asia will slow the U.S. economy, which in combination with a strong U.S. dollar should keep inflation low. The focus of the portfolio will be finding the best relative value securities and structuring the portfolio to be flexible enough to meet changing economic conditions.

                     Past performance is no guarantee of future results.
                                                           ---------------------

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Global Bond Portfolio


              Measurement Period                                             J.P. Morgan Global
            (Fiscal Year Covered)                 Global Bond Portfolio       Gov't Bond Index*
7/1/93                                                 10000                     10000
8/31/93                                                10200                     10296
11/30/93                                               10300                     10324
2/28/94                                                10190                     10413
5/31/94                                                 9942                     10270
8/31/94                                                 9930                     10463
11/30/94                                                9973                     10746
2/28/95                                                10297                     11086
5/31/95                                                10965                     11802
8/31/95                                                11102                     12007
11/30/95                                               11608                     12548
2/28/96                                                11734                     12630
5/31/96                                                11896                     12772
8/31/96                                                12156                     13069
11/30/96                                               12879                     13809
2/28/97                                                13014                     13961
5/31/97                                                13078                     14127
8/31/97                                                13503                     14590
11/30/97                                               13964                     15094

GLOBAL BOND PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
-------------------------------------------------
     1-Year                             8.43%
     Since Inception (7/1/93)           7.85%
-------------------------------------------------

(1) The J.P. Morgan Global Government Bond Index tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

              The Global Bond Portfolio returned 8.43% over the one-year period ended November 30, 1997, versus a return of 9.25% for the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars).

              One of the major factors affecting both the performance of the portfolio and the global bond market was the Asian financial crisis. While global equities were battered by Asia's financial woes, the recent Asian turmoil actually helped to buoy global bond markets. In a "flight to quality," many equity investors turned to bonds of developed nations that offered protection during the fallout. In particular, U.S. bonds benefited as the crisis in Southeast Asia dampened fears of higher domestic inflation over the near term. Federal Reserve Chairman Alan Greenspan also helped to ease concerns among U.S. fixed income investors, when he indicated that the Pacific Rim problems should have little effect on the overall health of the U.S. economy.

              In the second half of 1997, Goldman Sachs increased the portfolio's allocations to the U.S., German, and Italian markets, while decreasing its percentage of holdings in Japan and the U.K. During the 12-month period ended November 30, 1997, the portfolio benefited particularly from an overweight position in Italian bonds. A favorable inflation landscape and the possibility of a downward trend in short-term European Monetary Union interest rates contributed to the strength of the Italian markets. Another strategic move was the initiation of an overweight position in New Zealand in June. At the time, Goldman Sachs believed that a pending slowdown in the New Zealand economy would lead to lower long-term interest rates. However, this position has since been reduced given the liquidity restraints in Japan, where institutions are major holders of New Zealand bonds.

                     Past performance is no guarantee of future results.
---------------------
  134

FEDERATED INVESTORS

Corporate Bond Portfolio

                                                  Lehman Brothers   Lehman Brothers       Lipper
                                                  Aggregate Index   Corporate Bond     Corporate BBB
                                Corporate Bond          (1)              (2)           Rated Index(3)
7/1/93                              10000             10000             10000             10000
                                    10200             10231             10323             10341
11/30/93                            10190             10209             10271             10351
                                    10180             10222             10284             10368
5/31/94                              9843              9888              9836              9908
                                    10014             10075             10070             10070
11/30/94                             9843              9896              9845              9868
                                    10337             10404             10429             10324
5/31/95                             10942             11024             11196             11064
                                    11112             11215             11428             11261
11/30/95                            11517             11643             11937             11740
                                    11670             11677             11922             11729
5/31/96                             11404             11507             11701             11526
                                    11559             11673             11859             11669
11/30/96                            12266             12347             12707             12445
                                    12230             12303             12602             12398
5/31/97                             12449             12488             12736             12521
                                    12926             12849             13192             12959
11/30/97                            13402             13287             13669             13385

CORPORATE BOND PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
-------------------------------------------------
     1-Year                             9.26%
     Since Inception (7/1/93)           6.85%
-------------------------------------------------

(1) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(2) The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

(3) The Lipper Corporate BBB Rated Index is an average of variable annuity accounts that include at least 65% of assets in corporate and government debt issues in the top four grades.

              For the 12-month period ended November 30, 1997, the Corporate Bond Portfolio generated a return of 9.26%. In comparison, the Lehman Brothers Corporate Bond Index returned 7.57%, the Lehman Brothers Aggregate Index returned 7.58%, and the Lipper Corporate Debt Funds BBB Rated Index produced a return of 7.55% for the same period.

              The portfolio's positive performance was affected by two distinct interest rate trends during the fiscal year. The initial six months saw interest rates rise in response to stronger-than-anticipated economic activity. As business conditions improved, corporate securities outperformed comparable maturity U.S. Treasuries. The situation completely reversed in the second half of 1997. Economic growth slowed, interest rates fell, and corporate securities underperformed Treasuries. With overall rates declining for the period, the fiscal year was a positive one for high-quality, fixed-income securities.

              Another factor behind the portfolio's performance was the Asian financial difficulties. The foreign currency and stock market crisis which started in Southeast Asia and spread to Latin America created a strong "flight to quality." U.S. bonds became one of the most attractive investments in the world, as investors, at least temporarily, shunned the domestic and foreign stock markets along with the foreign bond markets.

              In terms of credit quality, the portfolio manager continued to maintain approximately 25% of total fund assets in high-yield, lower-rated corporate securities. This minority, but still significant, position helped generate not only an above-average income distribution for shareholders, but also enhanced price appreciation as high-yield bonds outperformed higher quality bonds over the past year.

                     Past performance is no guarantee of future results.
                                                           ---------------------

SUNAMERICA ASSET MANAGEMENT CORP.

High-Yield Bond Portfolio

              Measurement Period                     High-Yield Bond         Merrill Lynch High-
            (Fiscal Year Covered)                       Portfolio            Yield Master Index*
2/9/93                                                 10000                     10000
2/28/93                                                10140                     10189
5/31/93                                                10490                     10581
8/31/93                                                10810                     10999
11/30/93                                               11120                     11318
2/28/94                                                11540                     11626
5/31/94                                                10884                     11250
8/31/94                                                10760                     11449
11/30/94                                               10647                     11376
2/28/95                                                11070                     12028
5/31/95                                                11651                     12870
8/31/95                                                11583                     13196
11/30/95                                               11993                     13573
2/28/96                                                12517                     14030
5/31/96                                                12652                     14098
8/31/96                                                12952                     14427
11/30/96                                               13775                     15200
2/26/97                                                14349                     15647
5/31/97                                                14388                     15965
8/31/97                                                15202                     16508
11/30/97                                               15776                     17115


HIGH-YIELD BOND PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
-------------------------------------------------
     1-Year                            14.53%
     Since Inception (2/9/93)           9.95%
-------------------------------------------------

(1) The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

              The High-Yield Bond Portfolio performed well for the year ended November 30, 1997. With an annual return of 14.53%, the portfolio compared favorably to the Merrill Lynch High-Yield Master Index, which returned 12.60% for the period.

              While both the portfolio and the high-yield bond market achieved double-digit gains during the period, they were adversely affected by the October 27th sell-off in global equities resulting from the recent turmoil in Asia. High-yield bonds issued by companies in cyclical industries such as paper, steel, and chemicals have been hit especially hard, since many of these companies have critical operations in Southeast Asia and other emerging markets. In addition, while equities have generally recaptured their losses from the October 27th downturn, the high-yield bond market remains weaker than before the sell-off.

              The outlook for the high-yield market depends on the resolution of the Asian economic difficulties. Given the uncertainties involved, the manager remains focused on obtaining current income within reasonable risk parameters. The result has been a decrease in the portfolio's allocation to preferred stock and zero coupon bonds.

                     Past performance is no guarantee of future results.
---------------------
  136

MORGAN STANLEY ASSET MANAGEMENT INC.

Worldwide High Income Portfolio

                                             Lehman
                            World Wide      Brothers                    First Boston
   Measurement Period      High Income     Aggregate       Blended       High Yield     JP Morgan
 (Fiscal Year Covered)      Portfolio       Index(1)       Index(2)       Index(3)     EMBI Plus(4)
10/28/94                      10000          10000          10000          10000          10000
2/28/95                        9856          10513           9441          10463           8488
5/31/95                       10775          11140          10583          11122          10008
8/31/95                       11190          11332          10960          11400          10467
11/30/95                      11544          11765          11429          11714          11072
2/28/96                       12265          11799          12161          12152          12054
5/31/96                       12802          11627          12812          12284          13226
8/31/96                       13417          11795          13560          12554          14490
11/30/96                      14645          12477          14695          13078          16321
2/28/97                       15487          12430          15524          13683          17404
5/31/97                       16024          12596          15923          13925          17987
8/31/97                       17114          12979          16693          14491          19104
11/30/97                      16721          13423          16701          14882          18556


WORLDWIDE HIGH INCOME PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
-------------------------------------------------
     1-Year                              14.17%
     Since Inception (10/28/94)          18.08%
-------------------------------------------------

(1) The Blended Index combines 50% of the First Boston High-Yield Index and 50% of the J.P. Morgan Emerging Markets Bond Index Plus.

(2) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(3) The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines, and Venezuela.


              For the year ended November 30, 1997, the Worldwide High Income Portfolio returned 14.17%, compared with the 13.79% return of the First Boston High-Yield Index, the 13.69% return of the J.P. Morgan Emerging Markets Bond Index Plus, and the 13.65% return of the Blended Index.

              The portfolio's strong performance occurred in an environment of generally falling U.S. interest rates and a strong U.S. equity market. More interestingly, it occurred despite the turmoil which plagued many emerging markets in the latter half of 1997. While the U.S. economy experienced moderate growth and low inflation, the economic picture in the rest of the world was not as strong. Economic turmoil in virtually the entire Asian region, which gradually led to a lack of investor confidence in other emerging countries such as Brazil and Russia, caused both the debt and equity markets in those countries to tumble.

              The portfolio, which had a higher weighting in emerging debt relative to high-yield bonds, outperformed its benchmark Blended Index despite the sell-off in emerging markets that occurred in late 1997. The portfolio had no exposure to bonds in the Asian region throughout most of the turmoil and, as always, remained highly diversified, which prevented large exposures to any one country or market.

                     Past performance is no guarantee of future results.
                                                           ---------------------

SUNAMERICA ASSET MANAGEMENT CORP.

SunAmerica Balanced Portfolio

                                Lehman Brothers                                         SunAmerica
     Measurement Period            Aggregate                            S&P 500          Balanced
    (Fiscal Year Covered)          Index(3)        Blended Index       Index(2)          Portfolio
3-Jun                               10000             10000             10000             10000
31-Aug                              10144              9954              9797              9880
30-Nov                              10730             11076             11438             11130
28-Feb                              10690             11380             12005             11850
31-May                              10833             11939             12942             12003
31-Aug                              11162             12515             13780             12928
30-Nov                              11544             13148             14701             13521

SUNAMERICA BALANCED PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
--------------------------------------------
     1-year                      21.48%
     Since Inception (6/3/96)    22.34%
--------------------------------------------


(1) The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

              The SunAmerica Balanced Portfolio had an excellent year. For the 12 months ended November 30, 1997, the portfolio had a return of 21.48%. In comparison, the S&P 500 Index, the Lehman Brothers Aggregate Index, and the Blended Index returned 28.59%, 7.58%, and 18.69%, respectively, for the same period.

              The portfolio's performance during the past 12 months was aided by significant positions in both the financial and health care sectors. The portfolio's largest equity holdings as of November 30, 1997, were AT&T Corp., IDEC Pharmaceuticals Corp., Lucent Technologies, Inc., Wells Fargo & Co., and Summit Bancorp.

              Looking forward, the portfolio manager continues to focus on sectors that are expected to produce favorable earnings in any economic environment. Research will concentrate on companies with solid fundamentals and significant cash flow growth. The manager continues to overweight the financial and pharmaceutical sectors, holding companies such as Pfizer, Inc. and Eli Lilly based on consistent growth potential and new product launches. Effective asset allocation also remains critical. In 1998, the manager expects to increase its fixed income position to take advantage of the bond market's currently attractive potential.

                     Past performance is no guarantee of future results.
---------------------
  138

PHOENIX INVESTMENT COUNSEL, INC.

Balanced/Phoenix Investment Counsel Portfolio

                                Balanced/Phoenix
                                  Investment                        Lehman Brothers
     Measurement Period             Counsel           Blended       Aggregate Index    S&P 500 Index
    (Fiscal Year Covered)          Portfolio         Index(1)             (2)               (3)
10/28/94                            10000             10000             10000             10000
2/28/95                             10509             10639             10513             10817
5/31/95                             11112             11473             11140             11923
8/31/95                             11755             11935             11332             12636
11/30/95                            12539             12661             11765             13698
2/28/96                             12965             13131             11799             14571
5/31/96                             13059             13445             11627             15313
8/31/96                             12776             13383             11795             15002
11/30/96                            14262             14892             12477             17514
2/28/97                             14409             15300             12430             18383
5/31/97                             14874             16052             12595             18817
8/31/97                             15540             16826             12979             21102
11/30/97                            16191             17676             13423             22511

BALANCED PHOENIX INVESTMENT COUNSEL PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
-----------------------------------------------
   1-year                             13.52%
   Since Inception (10/28/94)         16.86%
-----------------------------------------------

(1) The Blended Index consists of 35% Lehman Brothers Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(2) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              The Balanced/Phoenix Investment Counsel Portfolio posted double-digit gains over the latest fiscal period, but lagged the benchmark Blended Index which consists of 55% S&P 500 Index, 35% Lehman Brothers Aggregate Bond Index, and 10% 90-day T-bills. For the 12 months ended November 30, 1997, the portfolio earned 13.52%, versus the benchmark return of 18.69%.

              Positive performance factors included solid stock selection and modest, overweight positions in the energy and financial sectors. Areas which held back the portfolio's performance included weaker-than-expected results for technology and heath care stocks.

              With interest rates trending downward since mid-1997, Phoenix's decision to increase the size and duration of the portfolio's bond holdings boosted returns. Toward the end of the year, however, Phoenix took profits in the fixed income markets and ended the period with an asset allocation of 56% stocks, 33% bonds, and 11% cash equivalents.

                     Past performance is no guarantee of future results.
                                                           ---------------------

GOLDMAN SACHS ASSET MANAGEMENT

Asset Allocation Portfolio

                                     Asset                          Lehman Brothers
     Measurement Period           Allocation                           Aggregate
    (Fiscal Year Covered)          Portfolio     Blended Index(1)       Index(2)     S&P 500 Index(3)
1-Jul                               10000             10000             10000             10000
                                    10250             10071             10231              9959
30-Nov                              10360             10082             10209              9991
                                    10800             10197             10222             10173
31-May                              10522              9971              9888             10015
                                    10955             10340             10075             10504
30-Nov                              10391             10027              9896             10097
                                    11177             10724             10404             10922
31-May                              11961             11637             11024             12039
                                    12620             12134             11215             12759
30-Nov                              13103             12932             11643             13831
                                    13700             13439             11677             14713
31-May                              14055             13766             11507             15461
                                    14033             13680             11673             15147
30-Nov                              15759             15362             12347             17684
                                    16617             15707             12303             18561
31-May                              17573             16823             12468             20010
                                    19043             17481             12849             21306
30-Nov                              19221             18431             13287             22729


ASSET ALLOCATION PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
-------------------------------------------------
     1-year                           21.97%
     Single Inception (7/1/93)        15.94%
-------------------------------------------------

(1) The Blended Index consists of 40% Lehman Brothers Aggregate Index and 60% S&P 500 Index.

(2) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


              The Asset Allocation Portfolio returned 21.97% over the one-year period ended November 30, 1997, outperforming its benchmark (a blended index consisting of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Index) at 19.98%.

              Among its equity holdings, the portfolio has the largest weightings in the financial, consumer durable, capital goods, and technology sectors. Since mid-1997, the biggest move has been an increase of approximately 5% in the weighting of the financial sector, which now makes up 21.2% of the portfolio's equity portion as of November 30, 1997. In terms of fixed income, the portfolio's largest allocation is in the mortgage-backed sector (33.0%), followed closely by corporate bonds (27.4%).

              Since the market sell-off on October 27, 1997, concerns regarding the impact of the Asian crisis on U.S. corporate earnings have grown. Goldman Sachs' strategy of investing in those issues whose valuations are low when compared to an industry group or the market as a whole has helped to lessen the negative impact of the Asian crisis on the portfolio. Given the global fallout, however, it appears that U.S. corporate profit growth is poised for a slowdown in 1998. In this environment, the manager will continue to seek fundamentally sound organizations whose strong balance sheets, market presence and management philosophies should continue to make them attractive investments over the near and intermediate term.

                     Past performance is no guarantee of future results.
---------------------
  140

FEDERATED INVESTORS

Utility Portfolio

         Measurement Period
       (Fiscal Year Covered)                Utility          S&P 500 Index(1)     Blended Index(2)
3-Jun                                       10000                10000                10000
31-Aug                                       9850                 9797                10138
30-Nov                                      10750                11438                11067
28-Feb                                      11240                12005                11811
31-May                                      11541                12942                11873
31-Aug                                      11672                13780                12054
30-Nov                                      13035                14701                14732


UTILITY PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
-----------------------------------------------
   1-year                             21.26%
   Since Inception (10/28/94)         19.39%
-----------------------------------------------

(1) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(2) The Blended Index is comprised of 35% S&P Utility Index and 65% for the S&P Communications Service Index, on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Communications Service Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Communications Service Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers).


              The Utility Portfolio posted a double-digit return of 21.26% for the year ended November 30, 1997 -- strong results considering the environment for utilities at the beginning of 1997. In comparison, the S&P 500 Index returned 28.59% for the period, while the Blended Index returned 33.12%.

              As 1997 began, utilities had trailed the overall stock market for years. A booming stock market and uncertainty about the industry's future after deregulation created a poor environment for the group. Performance in the first quarter of the fiscal year reflected this uncertainty, as the S&P 500 Index rose 5% while the S&P Utility Index (consisting of electric and gas stocks) returned 0.67%. However, as the turmoil in Asia unfolded and U.S. stocks hit record high valuations, the appeal of traditional utilities has grown. The transition of the electric industry from monopoly to competition has also progressed better than expected. Mergers and acquisitions have supported all three utility sectors as companies reduce costs and plan competitive strategies. In the last two months alone, the S&P Utility Index and Communications Index rose 8.1% and 16.0%, respectively, while the S&P 500 Index returned 1.1%.

              Federated remains optimistic about the prospects for the Utility Portfolio in the year ahead. Valuations are especially appealing for electric and gas stocks, and fundamentals are improving. This is the opposite of conditions for the overall stock market, where valuations remain near all-time highs and earnings risks seem to be rising. The turmoil in Asia adds to the appeal of utilities, a primarily domestic industry that is undergoing profound change that will create opportunities. The portfolio is entering 1998 with substantially reduced overseas exposure and larger holdings of domestic electric utilities and gas companies.

                     Past performance is no guarantee of future results.
                                                           ---------------------

ALLIANCE CAPITAL MANAGEMENT L.P.

Growth-Income Portfolio

              Measurement Period
            (Fiscal Year Covered)                Growth-Income Portfolio       S&P 500 Index(1)
2/9/93                                                 10000                     10000
2/28/93                                                 9970                      9915
5/31/93                                                10190                     10144
8/31/93                                                10630                     10517
11/30/93                                               10610                     10551
2/28/94                                                10730                     10748
5/31/94                                                10618                     10576
8/31/94                                                10959                     11092
11/30/94                                               10377                     10663
2/28/95                                                11230                     11533
5/31/95                                                12141                     12713
8/31/95                                                12921                     13473
11/30/95                                               13894                     14606
2/28/96                                                14775                     15537
5/31/96                                                15356                     16327
8/31/96                                                14966                     15995
11/30/96                                               17703                     18675
2/28/97                                                18660                     19601
5/31/97                                                20244                     21130
8/31/97                                                21871                     22500
11/30/97                                               23032                     24002

GROWTH INCOME PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
-------------------------------------------------
     1-Year                            30.11%
     Since Inception (2/9/93)          18.95%
-------------------------------------------------

(1) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              In the 12 months ended November 30, 1997, the Growth-Income Portfolio returned 30.11%, compared to 28.59% for the S&P 500 Index.

              The portfolio's strong performance resulted from favorable stock selection in a variety of industries. Stocks in the technology and financial sectors, including Dell, Compaq, MBNA and Merrill Lynch, made particularly important contributions to overall returns.

              In the last year, the U.S. equity market has benefited from a combination of strong economic growth and modest inflation. In recent months, however, the economic trends have begun to look a little less favorable. The slowdown in Asia threatens an important source of profit growth for U.S. corporations. On the cost side, evidence of upward pressure on wages is starting to appear. The stock market's current valuation, however, does not appear to be based on any concern about deteriorating fundamentals. The S&P 500 Index is now trading at 20 times its 1998 estimated earnings. With P/E ratios at historically high levels, they may begin to trend downward if investors become concerned about slowing global growth or escalating wages. In this economic environment, the market is likely to experience greater volatility in 1998 than in the last several years.

                     Past performance is no guarantee of future results.
---------------------
  142

FEDERATED INVESTORS

Federated Value Portfolio

  Measurement Period     Federated Value
(Fiscal Year Covered)       Portfolio        S&P 500 Index 1
   3-Jun                      10000               10000
   31-Aug                     9620                9797
   30-Nov                     11080               11438
   28-Feb                     11540               12005
   31-May                     12369               12842
   31-Aug                     13141               13780
   30-Nov                     13933               14701


  FEDERATED VALUE PORTFOLIO
  AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
-------------------------------------------------
     1-year                             25.75%
     Since Inception (6/3/96)           24.82%
-------------------------------------------------

(1) The S&P 500 Index tracks the performance of 500 Stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


              For the fiscal year ended November 30, 1997, the Federated Value Portfolio posted a return of 25.75%, versus 28.59% for the S&P 500 Index.

              Although the U.S. stock market continued to show solid strength in 1997, price fluctuations on a daily basis have increased as investors show concern about the direction of the economy and interest rates. The portfolio's focus on quality stocks and strict valuation disciplines should help to protect shareholders from this increased volatility. Recent emphasis has been on high-quality, well-run companies that, for various reasons, have not participated fully in the record bull market of the past several years. Stocks that were added during the period include Sun Company, Inc., a large U.S. refinery in the midst of a company restructuring as well as an improving industry outlook; Lexmark International Group, a manufacturer of PC printers that has been gaining market share at the expense of Japanese competitors; and Viacom, Inc., a dominant player in the video entertainment industry with unprecedented low valuations.

              With stock prices near all-time highs and company fundamentals showing signs of uncertainty, the portfolio continues to be underweight in the technology sector. Conversely, Federated has increased holdings in the energy and retailing sectors, where valuations are extremely attractive and global industrialization will continue to expand demand.

                     Past performance is no guarantee of future results.
                                                           ---------------------
                                                                           143

DAVIS SELECTED ADVISERS, L.P.

Venture Value Portfolio

                                                 Venture Value Portfolio       S&P 500 Index(1)
28-Oct                                                            10000                 10000
28-Feb                                                            10684                 10817
31-May                                                            11678                 11923
31-Aug                                                            12952                 12636
30-Nov                                                            13514                 13698
28-Feb                                                            14113                 14571
31-May                                                            14623                 15313
31-Aug                                                            14572                 15002
30-Nov                                                            17221                 17514
28-Feb                                                            18148                 18383
31-May                                                            19369                 19817
31-Aug                                                            21344                 21102
30-Nov                                                            22322                 22511

VENTURE VALUE PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
-------------------------------------------------
     1-year                             29.62%
     Since Inception (10/28/94)         29.64%
-------------------------------------------------

(1) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


              The Venture Value Portfolio has performed well this year,


              delivering a total return of 29.62% for the 12-month period ended November 30, 1997. This compares favorably to the 28.59% return of the S&P 500 Index.

              With a bull market that has already lasted nearly eight years without major corrections, it is important for investors to maintain realistic expectations. In Davis' point of view, the way to obtain a bargain at this stage in a bull market is to take advantage of volatility on the downside. By understanding company fundamentals through careful, in-depth research, the portfolio managers at Davis can move quickly and act with conviction when there is an inevitable rotation out of one industry group to another.

              In terms of sector concentration, the Venture Value Portfolio remains focused on financial services, technology, and energy, with stocks from these sectors comprising 21.57% of the portfolio's total holdings. Travelers, American Express, and General Re are among the top holdings in the financial services sector. IBM, the portfolio's largest holding, and Intel are two technology companies that are expected to generate solid returns over the long term. Schlumberger and Halliburton are two energy-related stocks that should also offer investors long-term growth opportunity.

                     Past performance is no guarantee of future results.
---------------------
  144

ALLIANCE CAPITAL MANAGEMENT L.P.


Alliance Growth Portfolio

              Measurement Period                     Alliance Growth         Russell 1000 Growth
            (Fiscal Year Covered)                       Portfolio                  Index(1)
9-Feb                                                    10000                     10000
                                                          9870                      9830
31-May                                                   10160                      9956
                                                         10640                     10085
30-Nov                                                   10920                     10220
                                                         11160                     10443
31-May                                                   10726                     10137
                                                         11276                     10742
30-Nov                                                   10818                     10497
                                                         11540                     11358
31-May                                                   13130                     12363
                                                         15068                     13389
30-Nov                                                   16109                     14561
                                                         16841                     15410
31-May                                                   17742                     16386
                                                         16696                     15846
30-Nov                                                   20628                     18388
                                                         21288                     19161
31-May                                                   23429                     20723
                                                         25672                     22085
30-Nov                                                   26362                     23262

ALLIANCE GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
-----------------------------------------------------
      1-year                               27.80%
      Since Inception (2/9/93)             22.34%
-----------------------------------------------------

(1) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

              The Alliance Growth Portfolio achieved returns of 27.80% for the 12-month period ended November 30, 1997, outperforming the Russell 1000 Growth Index at 26.52%.

              Performance over the 12-month period was driven both by overweighted positions in the technology, financial services, and health care (primarily drugs and pharmaceuticals) sectors and by very strong stock selection. Technology stocks that made positive contributions included Dell, Compaq, and Microsoft. MBNA, Merrill Lynch, Norwest Bank and Morgan Dean Witter were some of the notable winners in the financial services sector. In health care, both Schering Plough and Pfizer appreciated over 80 percent during the 12-month period. Several retail stocks performed well including Home Depot, Dayton Hudson, and Kohl Department Stores. Other stocks that contributed positively to performance included AirTouch, United Airlines, and MCI Communications. Stocks that had a negative performance impact included First Data Card, Sears, Oxford Healthcare and Ascend Communications.

                     Past performance is no guarantee of future results.
                                                           ---------------------

PHOENIX INVESTMENT COUNSEL, INC.

Growth/Phoenix Investment Counsel Portfolio

              Measurement Period                   Growth/Phoenix Inc.
            (Fiscal Year Covered)                    Cnsl. Portfolio           S&P 500 Index(1)
9-Feb                                                  10000                     10000
                                                        9970                      9915
31-May                                                 10420                     10144
                                                       10550                     10517
30-Nov                                                 10780                     10551
                                                       11210                     10743
31-May                                                 10437                     10576
                                                       10477                     11092
30-Nov                                                 10065                     10663
                                                       10537                     11533
31-May                                                 11433                     12713
                                                       12594                     13473
30-Nov                                                 13378                     14606
                                                       13846                     15537
31-May                                                 14496                     16327
                                                       14177                     15995
30-Nov                                                 15839                     18675
                                                       15850                     19601
31-May                                                 16944                     21130
                                                       17916                     22500
30-Nov                                                 18973                     24002

GROWTH/PHOENIX INVESTMENT COUNSEL
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
-------------------------------------------------
     1-Year                             19.78%
     Since Inception (7/1/93)           14.25%
-------------------------------------------------

(1) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


              The Growth/Phoenix Investment Counsel Portfolio provided strong returns over the last 12 months, but lagged its benchmark. For the fiscal year ended November 30, 1997, the portfolio earned 19.78%, versus a return of 28.59% for the S&P 500 Index. Solid stock selection in the health care, energy and consumer sectors aided performance. Individual stocks which produced impressive gains for the portfolio included Pfizer, Guidant, Liberty Media, Halliburton, and Travelers Corp. Areas of underperformance included holdings in the finance and technology sectors.

              Looking ahead, Phoenix believes that the long-term outlook for the stock market remains positive. Although valuation levels have obviously risen for most of the market, the economy continues to grow at a moderate yet sustainable pace, inflation remains benign, and projections for corporate earnings are still favorable. The portfolio's stock selection continues to focus on firms that possess above-average earnings potential, superior management, and strong industry fundamentals.

                     Past performance is no guarantee of future results.
---------------------
  146

PUTNAM INVESTMENTS

Putnam Growth Portfolio

         Measurement Period              Putnam Growth         Russell 1000
       (Fiscal Year Covered)               Portfolio          Growth Index(1)        S&P 500 Index(2)
9-Feb                                        10000                10000                  10000
                                              9910                 9830                   9915
31-May                                        9810                 9956                  10144
                                             10190                10085                  10517
30-Nov                                       10040                10220                  10551
                                             10480                10443                  10743
31-May                                       10039                10137                  10576
                                             10499                10742                  11092
30-Nov                                       10059                10497                  10663
                                             10399                11358                  11533
31-May                                       11227                12363                  12713
                                             12721                13389                  13473
30-Nov                                       13143                14561                  14606
                                             13323                15410                  15537
31-May                                       14236                16388                  16327
                                             13614                15848                  15995
30-Nov                                       15761                18388                  18675
                                             16143                19161                  19601
31-May                                       16926                20723                  21130
                                             18358                22085                  22500
30-Nov                                       19862                23262                  24002

PUTNAM GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURN AS OF 11/30/97
-------------------------------------------------------
     1-year                                  26.01%
     Since Inception (2/9/93)                15.34%
-------------------------------------------------------

(1) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in large companies more heavily than those in smaller companies.

              For the 12 months ended November 30, 1997, the Putnam Growth Portfolio returned 26.01%, while the Russell 1000 Growth Index returned 26.52% and the S&P 500 Index returned 28.59%. The portfolio was previously named the Provident Growth Portfolio and was managed by Provident Investment Counsel. On April 16, 1997, Putnam Investments assumed responsibility for managing the portfolio in conjunction with a name change to the Putnam Growth Portfolio. After this reporting period, the portfolio will no longer be measured against the Russell 1000 Growth Index. The new manager believes that a more accurate reflection of the holdings in the portfolio would be the S&P 500 Index.

              The portfolio's performance was aided by strategic positioning. Putnam expanded the capitalization range of portfolio holdings (within the defined limits of its discipline), focusing on domestic firms. The portfolio's emphasis on the finance, technology, and health care sectors contributed to the double-digit performance, as did the underweighting of consumer staples and basic industries.

              With the ongoing uncertainties regarding Southeast Asia, the portfolio continues to focus on stocks whose earnings are largely domestic. Putnam continues to overweight the technology, finance, and health care sectors. The manager also finds consumer cyclicals, particularly value-oriented retailers, to be attractive; however, it is cautious about the 1998 earnings outlook. The consensus expectations of only a few weeks ago have declined sharply, given a reassessment of the reverberations from the Far East situation. The probability of event risk has risen, and the aging of the strong stock market could result in a correction. Offsetting these concerns are the continued low levels of interest rates and inflation, the attractiveness of U.S. equities as a safe haven, and the continued shrinkage of stock availability (due to industry consolidations) while demand remains high. In this environment, Putnam is maintaining its disciplined approach to stock selection, an attribute which should help produce competitive, superior returns over time.

                     Past performance is no guarantee of future results.
                                                           ---------------------

ALLIANCE CAPITAL MANAGEMENT L.P.

Global Equities Portfolio

              Measurement Period                     Global Equities
            (Fiscal Year Covered)                       Portfolio             MCSI World Index*
9-Feb                                                  10000                     10000
                                                        9970                     10110
31-May                                                 10670                     11446
                                                       11260                     12102
30-Nov                                                 10990                     11497
                                                       12090                     12694
31-May                                                 11976                     12561
                                                       12409                     13156
30-Nov                                                 11755                     12610
                                                       11614                     12732
31-May                                                 12649                     13935
                                                       13054                     14310
30-Nov                                                 13574                     15008
                                                       14374                     15829
31-May                                                 15078                     16492
                                                       14648                     16182
30-Nov                                                 16046                     17891
                                                       16325                     18031
31-May                                                 17599                     19390
                                                       18191                     19879
30-Nov                                                 18180                     20218

GLOBAL EQUITIES PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
-------------------------------------------------
     1-Year                             13.30%
     Since Inception (2/9/93)           13.24%
-------------------------------------------------

(1) The MSCI World Index is one of the Morgan Stanley Capital International indexes and measures stock market performance in the U.S., Europe, Canada, Australia, New Zealand, the Far East and emerging markets.

              The Global Equities Portfolio achieved a return of 13.30% for the 12 months ended November 30, 1997, outperforming the Morgan Stanley Capital International World Index, its benchmark, at 13.01%.

              For the period, the generally underweight position in Japan and overweight position in Europe assisted performance. Exposure to Southeast Asia during the period was primarily under benchmark levels. The negative impact of slightly underweighting U.S. equities relative to the benchmark was more than offset by strong stock selection. Assisting performance for the 12 months were positions in financials (North America and Europe) and technology (U.S. and Japan) issues. However, in the fourth quarter of the fiscal year, the latter group detracted from returns as concerns about growth and valuations resulted in a correction in share prices.

                     Past performance is no guarantee of future results.
---------------------
  148

PUTNAM INVESTMENTS

International Growth and Income Portfolio

              Measurement Period                  International Growth
            (Fiscal Year Covered)                 and Income Portfolio        MSCI EAFE Index(1)
2-Jun                                                  10000                     10000
30-Jun                                                 10360                     10554
31-Jul                                                 10900                     10727
31-Aug                                                 10160                      9928
30-Sep                                                 10950                     10486
31-Oct                                                 10280                      9683
30-Nov                                                 10410                      9586

INTERNATIONAL GROWTH AND INCOME PORTFOLIO
TOTAL RETURNS AS OF 11/30/97
-------------------------------------------------
     Since Inception (7/1/97)           4.10%
-------------------------------------------------
*Not annualized.

(1) The Morgan Stanley Capital International Europe, Australia, and Far East
    (EAFE) Index represents the foreign stocks of 19 countries in Europe, Australia and the Far East.


              With an inception date of June 2, 1997, the International Growth and Income Portfolio increased 4.10% from inception through November 30, 1997, outperforming the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index, which fell 4.14% during the period in U.S. dollar terms.

              International stocks enjoyed strong returns during much of the six-month period since the portfolio's inception, despite sharp declines, especially late in the year in Southeast Asia. Fortunately, the portfolio did not hold any stocks in the five Asian countries that suffered the heaviest losses: Thailand, Malaysia, the Philippines, Indonesia, and South Korea. The Japanese market also fell sharply; however, the portfolio's market weight in Japan was far below the EAFE index.

              The portfolio outperformed the EAFE index primarily because of stock selection. Putnam's bottom-up investment strategy focuses on identifying large-cap stocks of companies outside the U.S. that are experiencing positive fundamental changes and also appear undervalued. Akzo-Nobel, a Dutch chemical/pharmaceutical that is benefiting from recent cost reductions in its fiber business and the positive reception of new products from its pharmaceuticals company, was among the strongest performers during the six-month period, up 38%. The portfolio also was boosted by Scottish Power, a U.K. utility that implemented internal cost reductions and consolidations during the period while experiencing a less-than-expected windfall tax charge. The stock gained 32% in the period. National Westminster Bank also enjoyed a sizable rise in value, increasing 23%. Under the guidance of a new chief financial officer, the bank initiated a major cost reduction program this year featuring significant branch consolidation and workforce reductions. Other strong performers included ENI, an Italian oil company, up 17%, and Nestle, which advanced 15%.

                     Past performance is no guarantee of future results.
                                                           ---------------------

MORGAN STANLEY ASSET MANAGEMENT INC.

International Diversified Equities Portfolio

                                                      International
              Measurement Period                  Diversified Equities
            (Fiscal Year Covered)                       Portfolio             MSCI EAFE Index(1)
28-Oct                                                 10000                     10000
28-Feb                                                  9073                      9655
31-May                                                  9759                     10525
31-Aug                                                 10021                     10573
30-Nov                                                 10233                     10790
28-Feb                                                 10925                     11316
31-May                                                 11411                     11682
31-Aug                                                 10905                     11437
30-Nov                                                 11752                     12091
28-Feb                                                 11463                     12560
31-May                                                 12342                     13506
31-Aug                                                 12359                     13408
30-Nov                                                 12165                     12846

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
-------------------------------------------------
     1-Year                             3.52%
     Since Inception (10/28/94)         6.54%
-------------------------------------------------

(1) The Morgan Stanley Capital International Europe, Australia, and Far East
    (EAFE) Index represents the foreign stocks of 19 countries in Europe, Australia and the Far East.

              For the year ended November 30, 1997, the International Diversified Equities Portfolio generated a return of 3.52%, as compared to the 7.07% return of the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index, its benchmark. Overall portfolio returns were affected by a large dichotomy in performance among the major economies in the world. While the economies in the U.S. and continental Europe were either strong or improving, the Asian markets fell dramatically. The Japanese economy collapsed in mid-1997 after a sales tax increase dented consumer demand. This was compounded by the turmoil in Southeast Asia, as one Asian currency after another dropped in value.

              In response, Morgan Stanley Asset Management (MSAM) increased the portfolio's allocation to Europe mainly by moving to an overweight position in the U.K., now the portfolio's largest holding. With robust economic growth and strong exports, U.K. equities are attractively valued, particularly relative to bonds. Net trade should continue to be a driver of growth as the recovery in Continental Europe strengthens and demand for U.K. goods increases.

              The portfolio remains underweight in Asia, as many Asian governments continue to be reluctant to implement the tough economic and regulatory policies necessary to restore investor confidence and market stability. Investors appear concerned about reinvesting in the region until there is more certainty about government allocation of resources and a better sense of the credit quality implications of the currency and stock market crashes. MSAM has also decreased the allocation to Japan, a country hit hard by the overall slowdown in Asia. Approximately 40% of Japanese exports are distributed in Asia, and the competitive devaluation of the Asian currencies have made Japanese goods less competitive.

                     Past performance is no guarantee of future results.
---------------------
  150

DAVIS SELECTED ADVISERS, L.P.

Real Estate Portfolio


              Measurement Period                                             Morgan Stanley REIT
            (Fiscal Year Covered)                 Real Estate Portfolio            Index(1)
2-Jun                                                  10000                     10000
30-Jun                                                 10470                     10529
31-Jul                                                 10750                     10814
31-Aug                                                 10710                     10741
30-Sep                                                 11680                     11756
31-Oct                                                 11380                     11438
30-Nov                                                 11500                     11608


REAL ESTATE PORTFOLIO
TOTAL RETURN AS OF 11/30/97*
------------------------------------------------------
     Since Inception (6/2/97)                   15.30%
------------------------------------------------------

     * Not annualized.

(1) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

              The Real Estate Portfolio was launched on June 2, 1997. The portfolio performed well during the period, delivering a total return of 15.30% from inception on June 2, 1997 through November 30, 1997. Its benchmark, the Morgan Stanley Real Estate Investment Trust Index, achieved a return of 16.08% for the same period.

              The portfolio continues to emphasize three real estate sectors, which make up over 50% of its assets: full-service hotels, apartment buildings in California, and the office arena. Key holdings include Patriot American Hospitality, Crescent Real Estate Equities, Cali Realty and Vornado Realty Trust. The portfolio remains well diversified, with its largest holding Crescent Real Estate at 3.28% of total assets.

              Unlike stocks and bonds, real estate is the one asset class that Davis believes is still undervalued. Even after the strong recovery in real estate this year, most types of properties remain closer to their bottom prices than their historic highs. Currently, only about $150 billion worth of real estate is traded publicly, often in the form of REITs. Over the next four or five years, that amount should increase substantially, as more and more investors discover the enormous long-term growth potential that is undervalued in today's marketplace.

                     Past performance is no guarantee of future results.
                                                           ---------------------

SUNAMERICA ASSET MANAGEMENT CORP.

Aggressive Growth Portfolio


              Measurement Period                    Aggressive Growth
            (Fiscal Year Covered)                       Portfolio           Russell 2000 Index(1)
3-Jun                                                  10000                     10000
31-Aug                                                  9270                      9260
30-Nov                                                 10360                      9864
28-Feb                                                 10120                     10054
31-May                                                 10099                     10675
31-Aug                                                 10741                     11917
30-Nov                                                 11771                     12149

AGGRESSIVE GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
--------------------------------------------------------
     1-year                                    13.62%
     Since Inception (6/3/96)                  11.52%
--------------------------------------------------------

(1) The Rusell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with a base ???????? as of December 31, 1986.

              For the year ended November 30, 1997, the Aggressive Growth Portfolio returned 13.62%, following a very challenging month of October for growth stocks. The portfolio's performance trailed the 23.16% return of its benchmark Russell 2000 Index. Factors that had an impact on the negative performance included the October sell-off in growth stocks and the currency crisis in Asia.

              As of September 30, 1997, the portfolio had returned over 20% for the year. The portfolio had been positioned for a continuation of modest economic growth and flat to lower interest rates, with over 30% of assets in the technology sector and the rest diversified among growth issues in numerous sectors. However, the growth stock universe was severely impacted in the month of October by the dual concerns of September earnings reports and the new Asian currency crisis, which affected all growth issues, but most particularly technology stocks.

              Perceiving that growth would moderate and that the value of defensive sectors would rise, the manager repositioned the portfolio to increase its exposure to consumer staples (4.7%), consumer discretionary (6.3%), and financials (nearly 20%), while decreasing its growth technology position (18.5%). The portfolio remains overweighted in energy (16%), consisting of small oil and gas service stocks, as the manager believes that increased drilling activity will continue worldwide.

                     Past performance is no guarantee of future results.
---------------------
  152

PUTNAM INVESTMENTS

Emerging Markets Portfolio

              Measurement Period                    Emerging Markets        MSCI Emerging Markets
            (Fiscal Year Covered)                       Portfolio                Free Index(1)
2-Jun                                                  10000                     10000
30-Jun                                                 10410                     10586
31-Jul                                                 10620                     10693
31-Aug                                                  9350                      9333
30-Sep                                                  9890                      9591
31-Oct                                                  8280                      8017
30-Nov                                                  8030                      7725


EMERGING MARKETS PORTFOLIO
Total Return as of 11/30/97*
---------------------------------------------------------------
     Since Inception (6/2/97)                      -19.70%
---------------------------------------------------------------
     *Not annualized.

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets--Free Index is a capitalization-weighted equity index composed of companies that are representative of the market structure of the following countries:
     Argentina, Brazil, Chile, China, Columbia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Portugal, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, and Venezuela.

              The Emerging Markets Portfolio became available in the Trust on June 2, 1997. From inception on June 2, 1997 through November 30, 1997, the portfolio returned -19.70%, versus the Morgan Stanley Capital International Emerging Markets Free Index, which posted a return of -22.75%. The major factor behind the negative performance of both the portfolio and the emerging markets sector was the financial crisis in Asia.

              During the period, Putnam continued to focus on longer-term strategic investing, seeking potential capital appreciation in emerging markets through both country and stock selection. In terms of regional concentration, the portfolio emphasized Latin America at the expense of the troubled Asian markets. Within Latin America, the focus shifted from Brazil in favor of Argentina and Mexico, where growth opportunities and economic fundamentals were more attractive. Elsewhere, the relatively small allocation to Russia contributed positively to performance, despite the volatility in that market. Stock selection also supported the portfolio. While any Asian exposure, such as technology stocks in Taiwan, cost the portfolio potential returns, the portfolio was successful in avoiding the Asian banking sector, where share prices fell sharply. In contrast, the portfolio's consumer holdings in Mexico performed well.

              Putnam expects a significant level of volatility in the emerging markets through the first half of 1998 as Asian currencies find an equilibrium level. Interest rates will likely remain volatile in the region, and markets are currently very illiquid. This means there could be sharp upward moves as well. Throughout this period of uncertainty, Putnam will continue to populate the portfolio with companies that have exceptionally strong balance sheets, proven export competitiveness, and management that is both tried and tested. In addition, cash has been maintained at the 5% - 6% level to help provide protection against potential volatility in the global capital markets.

                     Past performance is no guarantee of future results.
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          1 SunAmerica Center
        Los Angeles, California 90067-6022

THIS REPORT IS FOR THE GENERAL INFORMATION OF CONTRACT OWNERS OF THE POLARIS AND
                         POLARISII VARIABLE ANNUITIES.
     IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS UNLESS
                ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

                               R-1411-AR (R 1/98)

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